PROSPECTUS | April 30, 2004



INVESCO INTERNATIONAL CORE EQUITY FUND -- INVESTOR CLASS, CLASS A, B, C AND R (FORMERLY, INVESCO INTERNATIONAL BLUE CHIP VALUE FUND)

A mutual fund designed for investors seeking investment opportunities overseas.

The Investor Class shares offered by this Prospectus are offered only to grandfathered investors. Please see the section of the Prospectus entitled "How To Buy Shares."

Class A, B and C shares are sold primarily through financial intermediaries. Class R shares are sold to qualified retirement plans, retirement savings programs, educational savings programs, and wrap programs primarily through financial intermediaries.

TABLE OF CONTENTS
Investment Goals, Strategies, And Risks...........  2
Fund Performance..................................  3
Fees And Expenses.................................  5
Investment Risks..................................  6
Principal Risks Associated With The Fund..........  6
Temporary Defensive Positions.....................  8
Fund Management...................................  8
Portfolio Managers................................  8
Potential Rewards.................................  9
Share Price.......................................  9
Tools Used to Combat Excessive Short-Term
  Trading Activity................................  9
How To Buy Shares................................. 11
Your Account Services............................. 18
How To Sell Shares................................ 19
Taxes............................................. 22
Dividends And Capital Gain Distributions.......... 23
Financial Highlights.............................. 24

No dealer, salesperson, or any other person has been authorized to give any information or to make any representations other than those contained in this Prospectus, and you should not rely on such other information or representations.

The Securities and Exchange Commission has not approved or disapproved the shares of the Fund. Likewise, the Commission has not determined if this Prospectus is truthful or complete. Anyone who tells you otherwise is committing a federal crime.

  AIM INTERNATIONAL MUTUAL FUNDS
[LOGO] Your goals
Our solutions/sm/
AIM
Investments

     A I M Advisors, Inc. ("AIM") is the investment advisor for the Fund (formerly, INVESCO International Blue Chip Value Fund) and INVESCO Global Asset Management (N.A.), Inc. ("IGAM"), is the sub-advisor for the Fund. On November 25, 2003, a series portfolio of AIM International Funds, Inc., II (formerly, INVESCO International Funds, Inc.), a Maryland corporation (the "Company"), was redomesticated as the Fund, which is a series portfolio of AIM International Mutual Funds, a Delaware statutory trust. Prior to November 25, 2003, INVESCO Funds Group, Inc. ("INVESCO") served as the investment advisor for the Fund. IGAM is an affiliate of INVESCO. INVESCO and AIM are referred to herein, as appropriate, as the "Advisor."

     This Prospectus contains important information about the Fund's Investor Class, Class A, B, C and R shares. Class A, B and C shares are sold primarily through financial intermediaries. Class R shares are sold to qualified retirement plans, retirement savings programs, educational savings programs, and wrap programs primarily through financial intermediaries. If you invest through a financial intermediary, please contact your financial intermediary or, with respect to Class R shares, your plan or program sponsor, for detailed information on suitability and transactional issues (i.e., how to purchase or sell shares, minimum investment amounts, and fees and expenses). The Fund also offers Institutional Class shares, which are offered only to institutional investors and qualified retirement plans, through a separate prospectus. Each of the Fund's classes has varying expenses, with resulting effects on their performance. You can choose the class of shares that is best for you, based on how much you plan to invest and other relevant factors discussed in "How To Buy Shares."

THIS PROSPECTUS WILL TELL YOU MORE ABOUT:

     [ICON] Investment Goals & Strategies


[ICON] Potential Investment Risks

     [ICON] Past Performance


        ---------------------------------------------------------------


     [ICON]
          Investment Goals, Strategies, And Risks

     FACTORS
     International Core Equity Fund seeks total return. It is aggressively managed. The Fund invests primarily in equity securities that the Advisor believes will rise in price faster than other securities, as well as in options and other investments whose values are based upon the values of equity securities.

     The Fund has a specific investment objective and strategy. The Fund invests primarily in securities of foreign companies. The Advisor defines a "foreign" company as one that has its principal business activities outside of the United States. Since many companies do business all over the world, including in the United States, the Advisor looks at several factors to determine where a company's principal business activities are located, including:
    .  the laws of the country under which the issuer is organized;
    .  the country in which the issuer maintains a principal office;
    . the country in which the issuer derives 50% or more of its total revenues; or
    .  the country that has the primary market for the issuer's securities.

     International Core Equity Fund emphasizes bottom-up analysis.

FOR MORE DETAILS ABOUT Bottom-Up: For the Fund, the Advisor performs THE FUND'S CURRENT IN- fundamental analyses and extensive research on
VESTMENTS AND MARKET    specific stocks, which often includes visiting
OUTLOOK, PLEASE SEE THE companies to meet with corporate management and
MOST RECENT ANNUAL OR   understand the businesses. The Advisor seeks to
SEMIANNUAL REPORT.      invest in companies that have above-average
                        earnings growth that the Advisor believes is not fully reflected in the present market price of their securities. Also, the Advisor seeks to increase diversification by setting maximum limits on each security held in the portfolio.
                        International Core Equity Fund also considers value criteria. This means that the Advisor considers companies that are performing well or have solid management and products, but whose stock prices do not reflect that value.

     In some cases, our local presence and fundamental research may provide investment insights into specific opportunities and risks involved in each country or region. This analysis is particularly important for investments in "emerging" markets -- those countries that the international financial community considers to have developing economies and securities markets that are not as established as those in the United States. Emerging countries generally are considered to include every nation in the world except the United States, Canada, Japan, Hong Kong, Singapore, Australia, New Zealand, and the nations in Western Europe (other than Turkey). In general, investments in emerging markets have a higher degree of risk than investments in more established markets.

     Other principal risks involved in investing in the Fund are market, liquidity, counterparty, and lack of timely information risks. These risks are described and discussed later in this Prospectus under the headings "Investment Risks" and "Principal Risks Associated With The Fund." An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation ("FDIC") or any other government agency. As with any other mutual fund, there is always a risk that you may lose money on your investment in the Fund.

     [ICON] INVESCO International Core Equity -- Investor Class, Class A, B, C and R


     The Fund seeks total return through capital appreciation and current income. The Fund will seek to meet its objective by investing, normally, at least 80% of its assets in equity securities. Although some of its investments may be in smaller, emerging stock markets, the Fund generally invests in securities that are traded in larger, more liquid international securities exchanges.

     [ICON] Fund Performance


     Performance information in the bar chart below is that of the Fund's Investor Class shares which has the longest operating history of the Fund's classes. Information included in the table is that of Investor Class, Class A, B, C and R shares. The returns reflected in the bar chart reflect only the applicable total expenses of the Investor Class. If the effect of the other classes' total expenses were reflected, the returns would be lower than those shown because the other classes have higher total expenses.

     The bar chart below shows the Fund's Investor Class actual yearly performance (commonly known as its "total return") for the years ended December 31 over the past decade or since inception. The returns in the bar chart do not reflect a 12b-1 fee in excess of 0.25%, the sales charge for Class A shares, or the applicable contingent deferred sales charge
     (CDSC) for Class B or Class C shares; if they did, the total returns shown would be lower. The table below shows the pre-tax and after-tax average annual total returns of Investor Class shares, and the pre-tax average annual total returns of Class A, B, C and R shares for various periods ended December 31, 2003 compared to the MSCI-EAFE Index and Lipper International Fund Index. The after-tax returns are shown only for Investor Class shares. After-tax returns for other classes of shares offered in this Prospectus will vary.

     After-tax returns are provided on a pre-redemption and post-redemption basis. Pre-redemption returns assume you continue to hold your shares and pay taxes on Fund distributions (i.e., dividends and capital gains) but do not reflect taxes that may be incurred upon selling or exchanging shares. Post-redemption returns assume payment of taxes on fund distributions and also that you close your account and pay remaining federal taxes. After-tax returns are calculated using the highest individual federal income tax rates in effect at the time the distribution is paid. State and local taxes are not considered. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. For investors holding their shares in tax-deferred arrangements such as 401(k) plans or individual retirement accounts, the after-tax returns are not relevant.

     The information in the chart and table illustrates the variability of the Fund's total return and how its performance compared to a broad based market index and a peer group index. The indices may not reflect payment of fees, expenses or taxes. The fund is not managed to track the performance of any particular index, including the indices shown below, and consequently, the performance of the fund may deviate significantly from the performance of the indices shown below. Remember, past performance (before and after taxes) does not indicate how the Fund will perform in the future.

INTERNATIONAL CORE EQUITY FUND -- INVESTOR CLASS
        ACTUAL ANNUAL TOTAL RETURN/1,2/
------------------------------------------------

 '99       '00        '01        '02       '03
------   --------   --------   --------   ------
23.43%   (12.11%)   (16.32%)   (11.80%)   30.21%

------------------------------------------------
  Best Calendar Qtr.  12/99 21.27%
  Worst Calendar Qtr. 9/02 (20.69%)

--------------------------------------------------------------------------
                                          AVERAGE ANNUAL TOTAL RETURN/3/
                                                  AS OF 12/31/03
--------------------------------------------------------------------------
                                                             10 YEARS
                                         1 YEAR 5 YEARS OR SINCE INCEPTION
Investor Class/1/
   Return Before Taxes                   30.21%  0.84%       2.04%/2/
   Return After Taxes on Distributions   29.98%  0.14%       1.36%/2/
   Return After Taxes on Distributions
    and Sale of Fund Shares              19.63%  0.39%       1.43%/2/
 MSCI-EAFE Index/4,5/                    38.59% (0.05%)      1.68%/2/
 Lipper International Fund Index/5,6/    36.00%  2.13%       3.52%/2/

Class A/1 /- Return Before Taxes         22.61%    N/A       1.52%/7/

Class B/1 /- Return Before Taxes         24.22%    N/A       2.34%/7/

Class C/1 /- Return Before Taxes         28.13%    N/A         (3.82%)/8/

Class R/1 /- Return Before Taxes            N/A    N/A       9.02%/9/

/1 /Total return figures include reinvested dividends and capital gain distributions and the effect of each class' expenses.
/2 /The Fund (Investor Class shares) commenced investment operations on October
   28, 1998. Index comparison begins on October 31, 1998, the month end closest to the inception date of the class with the longest performance history.
/3 /The total returns are for those classes of shares with a full calendar year of performance. The effect of each classes' total expenses, including 12b-1 fees, front-end sales charge for Class A, and CDSC for Class B and Class C are reflected.
/4/ The Morgan Stanley Capital International Europe, Australasia and Far East
    Index measures the performance of global stock markets in 21 developed countries. The Lipper International Fund Index (which may or may not include the Fund) is included for comparison to a peer group.
/5/ The indices may not reflect payment of fees, expenses or taxes.
/6/ The Lipper International Fund Index is an equally weighted representation of the 30 largest funds in the Lipper International category. These funds invest in securities with primary trading outside of the U.S. and may own U.S. securities as well.
/7/ The Fund's Class A and Class B shares commenced investment operations on
    March 28, 2002.
/8/ The Fund's Class C shares commenced investment operations on February 14,
    2000.
/9/ The Fund's Class R shares commenced investment operations on November 24,
    2003.

Fees And Expenses

     This table describes the fees and expenses that you may pay if you buy and hold Investor Class, Class A, Class B, Class C or Class R shares of the Fund. If you invest in the Fund through a financial intermediary, you may be charged a commission or transaction fee by the financial intermediary for purchases and sales of Fund shares.

     SHAREHOLDER FEES PAID DIRECTLY FROM YOUR ACCOUNT

                                                   Investor
                                                    Class   Class A  Class B  Class C  Class R
Maximum Front-End Sales Charge on purchases
 as a percentage of offering price                     None    5.50%     None     None    None
Maximum Contingent Deferred Sales Charge (CDSC)
 as a percentage of the total original cost of the
 shares or redemption proceeds, whichever is less      None  None/1/ 5.00%/2/ 1.00%/2/ None/1/
Maximum Sales Charge on reinvested
 dividends/distributions                               None     None     None     None    None
Redemption Fee (as a percentage of
 amount redeemed)                                  2.00%/3/ 2.00%/3/     None     None    None
Exchange Fee                                       2.00%/3/ 2.00%/3/     None     None    None

     ANNUAL FUND OPERATING EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS/4,5/

                                            Investor
INTERNATIONAL CORE EQUITY FUND               Class   Class A Class B Class C Class R
Management Fees                              0.75%    0.75%   0.75%   0.75%   0.75%
Distribution and/or Service (12b-1) Fees/6/  0.25%    0.35%   1.00%   1.00%   0.50%
Other Expenses/7/                            0.92%    0.92%   0.92%   0.92%   0.92%
                                             -----    -----   -----   -----   -----
Total Annual Fund Operating Expenses/8,9/    1.92%    2.02%   2.67%   2.67%   2.17%
                                             =====    =====   =====   =====   =====

  /1 /If you buy $1,000,000 or more of Class A shares and redeem those shares within eighteen months from the date of purchase, you may pay a 1.00% contingent deferred sales charge (CDSC) at the time of redemption. For qualified plans investing in Class A shares, you may pay a CDSC of 1.00% on your Class A shares if the plan is redeemed within twelve months from initial deposit in the plan's account. For qualified plans investing in Class R shares, you may pay a CDSC of 0.75% on your Class R shares if the distributor paid a concession to the dealer of record and if the plan is redeemed within twelve months from initial deposit in the plan's account. Please see the sections entitled "How To Buy Shares" and "How To Sell Shares."
 /2/ A 5.00% and 1.00% CDSC may be charged on Class B and Class C shares, respectively. Please see the section entitled "How To Buy Shares."
 /3/ A 2.00% fee is charged on redemptions or exchanges of Class A and Investor
     Class shares held 30 days or less. Please see the section entitled "How to Sell Shares--Redemption Fees."
 /4/ There is no guarantee that actual expenses will be the same as those shown in the table.
 /5/ The Board of Trustees approved a revised expense allocation methodology for the Fund effective April 1, 2004. Other Expenses have been restated to reflect this change, as well as a merger that occurred on November 24, 2003.
 /6/ Because each class pays a 12b-1 distribution and service fee which is based upon each class's assets, if you own shares of the Fund for a certain period of time, you may pay more than the economic equivalent of the maximum front-end sales charge permitted for mutual funds by the National Association of Securities Dealers, Inc.
 /7/ Other expenses for Class R shares are based on estimated amounts for the current fiscal year.
  /8 /The Fund's Advisor has contractually agreed to waive advisory fees or reimburse expenses to the extent necessary to limit Total Annual Fund Operating Expenses (excluding certain items discussed below) to 2.10%, 2.68%, 2.75% and 2.25% on Class A, Class B, Class C and Class R shares, respectively. In determining the Advisor's obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the Total Annual Fund Operating Expenses to exceed the limits: (i) interest; (ii) taxes; (iii) extraordinary items (these are expenses that are not anticipated to arise from the Fund's day-to-day operations), as defined in the Financial Accounting Standard's Board's Generally Accepted Accounting Principles or as approved by the Fund's Board of Trustees; (iv) expenses related to a merger or reorganization, as approved by the Fund's Board of Trustees; and (v) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Currently, the only expense offset arrangements from which the Fund benefits are in the form of credits that the Fund receives from banks where the Fund or its transfer agent has deposit accounts in which it holds uninvested cash. Those credits are used to pay certain expenses incurred by the Fund. The expense limitation agreement is in effect through October 31, 2004.
 /9/ The Fund's Advisor has voluntarily agreed to waive advisory fees or reimburse expenses to the extent necessary to limit Total Annual Fund Operating Expenses (excluding certain items discussed above) of Investor Class shares to 2.00%. Total Annual Fund Operating Expenses net of this agreement are 2.00% for Investor Class shares. The expense limitation agreement may be modified or discontinued upon consultation with the Board of Trustees at any time after April 30, 2004.

     EXPENSE EXAMPLE
     The Example is intended to help you compare the cost of investing in the Investor Class, Class A, Class B, Class C and Class R shares of the Fund to the cost of investing in other mutual funds.

     The Example assumes that you invested $10,000 in Investor Class, Class A, Class B, Class C or Class R shares of a Fund for the time periods indicated. Within each Example, there is an assumption that you redeem all of your shares at the end of those periods and that you keep your shares. The Example also assumes that your investment has a hypothetical 5.00% return each year, and that a Fund's Investor Class, Class A, Class B, Class C and Class R shares' operating expenses remain the same. Although the actual costs and performance of a Fund's Investor Class, Class A, Class B, Class C and Class R shares may be higher or lower, based on these assumptions your costs would be:

                                1 year 3 years 5 years 10 years
International Core Equity Fund
  Investor Class                 $195    $603  $1,037     $2,243
  Class A/1/                     $744  $1,149  $1,578     $2,769
  Class B - With Redemption/1/   $770  $1,129  $1,615  $2,846/2/
  Class B - Without Redemption   $270    $829  $1,415  $2,846/2/
  Class C - With Redemption/1/   $370    $829  $1,415     $3,003
  Class C - Without Redemption   $270    $829  $1,415     $3,003
  Class R                        $220    $679  $1,164     $2,503

 /1/ Based on initial sales charge for Class A shares at the beginning of each period shown and CDSC charges for Class B and Class C shares based on redemption at the end of each period shown. Please see "How To Buy Shares."
 /2/ Assumes conversion of Class B to Class A at the end of the eighth year.
     Please see "How To Buy Shares."

[LOGO]Investment Risks

     You should determine the level of risk with which you are comfortable before you invest. The principal risks of investing in any mutual fund, including the Fund, are:

       Not Insured. Mutual funds are not insured by the FDIC or any other government agency, unlike bank deposits such as CDs or savings accounts.

       No Guarantee. No mutual fund can guarantee that it will meet its investment objectives.

       Possible Loss Of Investment. A mutual fund cannot guarantee its performance, nor assure you that the market value of your investment will increase. You may lose the money you invest, and the Fund will not reimburse you for any of these losses.

BEFORE INVESTING IN A     Volatility. The price of your mutual fund shares
FUND, YOU SHOULD DE-      will increase or decrease with changes in the
TERMINE THE LEVEL OF RISK value of the Fund's underlying investments and
WITH WHICH YOU ARE COM-   changes in the equity markets as a whole.
FORTABLE. TAKE INTO AC-
COUNT FACTORS LIKE YOUR   Not A Complete Investment Plan. An investment in
AGE, CAREER, INCOME AND   any mutual fund does not constitute a complete
TIME HORIZON.             investment plan. The Fund is designed to be only
                          a part of your personal investment plan.

[LOGO]Principal Risks Associated With The Fund

     You should consider the special risk factors discussed below associated with the Fund's policies in determining the appropriateness of investing in the Fund. See the Statement of Additional Information for a discussion of additional risk factors.

     FOREIGN SECURITIES RISKS
     Investments in foreign and emerging markets carry special risks, including currency, political, regulatory, and diplomatic risks. The Fund may invest up to 100% of its assets in foreign securities.

       Currency Risk. A change in the exchange rate between U.S. dollars and a foreign currency may reduce the value of the Fund's investment in a security valued in the foreign currency, or based on that currency value.

       Political Risk. Political actions, events, or instability may result in unfavorable changes in the value of a security.

       Regulatory Risk. Government regulations may affect the value of a security. In foreign countries, securities markets that are less regulated than those in the U.S. may permit trading practices that are not allowed in the U.S.

       Diplomatic Risk. A change in diplomatic relations between the U.S. and a foreign country could affect the value or liquidity of investments.

       Transaction Costs. The costs of buying, selling, and holding foreign securities, including brokerage, tax, and custody costs, may be higher than those associated with domestic transactions.

     EMERGING MARKETS RISK
     Investments in emerging markets carry additional risks beyond those typical of investments in foreign securities. Emerging markets are countries that the international financial community considers to have developing economies and securities markets that are not as established as those in the United States. Emerging markets are generally considered to include every country in the world except the United States, Canada, Japan, Hong Kong, Singapore, Australia, New Zealand, and nations in Western Europe (other than Turkey).

     Investments in emerging markets have a higher degree of risk than investments in more established markets. These countries generally have a greater degree of social, political, and economic instability than do developed markets. Governments of emerging market countries tend to exercise more authority over private business activities, and, in many cases, either own or control large businesses in those countries. Businesses in emerging markets may be subject to nationalization or confiscatory tax legislation that could result in investors -- including the Fund -- losing their entire investment. Emerging markets often have a great deal of social tension. Authoritarian governments and military involvement in government is common. In such markets, there is often social unrest, including insurgencies and terrorist activities.

     Economically, emerging markets are generally dependent upon foreign trade and foreign investment. Many of these countries have borrowed significantly from foreign banks and governments. These debt obligations can affect not only the economy of a developing country, but its social and political stability as well.

     MARKET RISK
     Equity stock prices vary and may fall, thus reducing the value of the Fund's investments. Certain stocks selected for the Fund's portfolio may decline in value more than the overall stock market. In general, the securities of large companies are less volatile than those of mid-size companies or small companies.

     LIQUIDITY RISK
     The Fund's portfolio is liquid if the Fund is able to sell the securities it owns at a fair price within a reasonable time. Liquidity is generally related to the market trading volume for a particular security. Investments in smaller companies or in foreign companies or companies in emerging markets are subject to a variety of risks, including potential lack of liquidity.

     COUNTERPARTY RISK
     This is a risk associated primarily with repurchase agreements and some derivatives transactions. It is the risk that the other party in the transaction will not fulfill its contractual obligation to complete the transaction with the Fund.

     LACK OF TIMELY INFORMATION RISK
     Timely information about a security or its issuer may be unavailable, incomplete, or inaccurate. This risk is more common to securities issued by foreign companies and companies in emerging markets than it is to the securities of U.S.-based companies.

                 --------------------------------------------

     Although the Fund generally invests in equity securities of foreign companies, the Fund also may invest in other types of securities and other financial instruments, indicated in the chart below. Although these investments typically are not part of the Fund's principal investment strategy, they may constitute a significant portion of the Fund's portfolio, thereby possibly exposing the Fund and its investors to the following additional risks.

INVESTMENT                                                                              RISKS
--------------------------------------------------------------------------------------------------------------------------
American Depositary Receipts (ADRs)
These are securities issued by U.S. banks that represent shares of foreign corporations Market, Information, Political,
held by those banks. Although traded in U.S. securities markets and valued in U.S.      Regulatory, Diplomatic, Liquidity,
dollars, ADRs carry most of the risks of investing directly in foreign securities.      and Currency Risks
--------------------------------------------------------------------------------------------------------------------------
Forward Foreign Currency Contracts
A contract to exchange an amount of currency on a date in the future at an agreed-      Currency, Political, Diplomatic,
upon exchange rate might be used by the Fund to hedge against changes in foreign        Counterparty, and Regulatory Risks
currency exchange rates when the Fund invests in foreign securities. Such contracts do not reduce price fluctuations in foreign securities, or prevent losses if the prices of those securities decline.
--------------------------------------------------------------------------------------------------------------------------
Repurchase Agreements
A contract under which the seller of a security agrees to buy it back at an agreed-upon Counterparty Risk price and time in the future.
--------------------------------------------------------------------------------------------------------------------------

[LOGO]Temporary Defensive Positions

     When securities markets or economic conditions are unfavorable or unsettled, we might try to protect the assets of the Fund by investing in securities that are highly liquid, such as high-quality money market instruments like short-term U.S. government obligations, commercial paper, or repurchase agreements, even though that is not the normal investment strategy of the Fund. We have the right to invest up to 100% of the Fund's assets in these securities, although we are unlikely to do so. Even though the securities purchased for defensive purposes often are considered the equivalent of cash, they also have their own risks. Investments that are highly liquid or comparatively safe tend to offer lower returns. Therefore, the Fund's performance could be comparatively lower if it concentrates in defensive holdings.

Fund Management

                         INVESTMENT ADVISOR

INVESCO, AIM, IGAM AND ADI ARE AIM is the investment advisor for the Fund, and
SUBSIDIARIES OF AMVESCAP PLC,  IGAM is the sub-advisor for the Fund. IGAM is an
AN INTERNATIONAL INVESTMENT    affiliate of INVESCO. AIM is located at 11
MANAGEMENT COMPANY THAT        Greenway Plaza, Suite 100, Houston, Texas
MANAGES MORE THAN $381         77046-1173. AIM has acted as an investment
BILLION IN ASSETS WORLDWIDE.   advisor since its organization in 1976. Today,
AMVESCAP IS BASED IN LONDON,   AIM, together with its subsidiaries, advises or
WITH MONEY MANAGERS            manages over 200 investment portfolios,
LOCATED IN EUROPE, NORTH       encompassing a broad range of investment
AND SOUTH AMERICA AND THE      objectives. IGAM is located at 1360 Peachtree
FAR EAST.                      Street, Suite 100, Atlanta, Georgia 30309. As
                               sub-advisor, IGAM is responsible for the Fund's
                               day-to-day management, including the Fund's
                               investment decisions and the execution of
                               securities transactions with respect to the Fund.

                               A I M Distributors, Inc. ("ADI") is the Fund's distributor and is responsible for the sale of the Fund's shares.

                               INVESCO, AIM, IGAM and ADI are subsidiaries of AMVESCAP PLC.

                               Prior to November 25, 2003, INVESCO served as the investment advisor for the Fund. The following table shows the fees the Fund paid to the Advisor for its advisory services in the fiscal year ended October 31, 2003.

--------------------------------------------------------------------
                               ADVISORY FEE AS A PERCENTAGE OF
FUND                      AVERAGE ANNUAL NET ASSETS UNDER MANAGEMENT
--------------------------------------------------------------------
International Core Equity                   0.75%

Portfolio Managers

     The International Core Equity Fund is managed on a day-to-day basis by IGAM, which serves as the sub-advisor to the Fund. When the Advisor refers to team management without naming individual portfolio managers, the Advisor means a system by which a senior investment policy group sets country-by-country allocation of Fund assets and risk controls, while individual country specialists select individual securities within those allocations.

Fund                      Sub-Advisor Portfolio Manager
International Core Equity IGAM        Team Management

Potential Rewards

NO SINGLE FUND SHOULD REPRESENT   The Fund offers shareholders the potential to
YOUR COMPLETE INVESTMENT PROGRAM  increase the value of its capital over time; the
NOR SHOULD YOU ATTEMPT TO USE THE Fund also offers the opportunity for current
FUND FOR SHORT-TERM TRADING       income. Like most mutual funds, the Fund seeks to
PURPOSES.                         provide higher returns than the market or its
                                  competitors, but cannot guarantee that
                                  performance. The Fund seeks to minimize risk by
                                  investing in many different companies in a
                                  variety of industries.

     SUITABILITY FOR INVESTORS
     Only you can determine if an investment in the Fund is right for you based upon your own economic situation, the risk level with which you are comfortable and other factors. In general, the Fund is most suitable for investors who:
    . are willing to grow their capital over the long-term (at least five years)
    . can accept the additional risks associated with international investing . understand that shares of the Fund can, and likely will, have daily price fluctuations
    . are investing through tax-deferred retirement accounts, such as traditional and Roth Individual Retirement Accounts ("IRAs"), as well as employer-sponsored qualified retirement plans, including 401(k)s and 403(b)s, all of which have longer investment horizons.

     You probably do not want to invest in the Fund if you are:
    . primarily seeking current dividend income (although the Fund does seek to provide income in addition to capital appreciation)
    . unwilling to accept potentially significant changes in the price of Fund shares
    .  speculating on short-term fluctuations in the stock markets
    . uncomfortable with the special risks associated with international investing.

Share Price

CURRENT MARKET VALUE OF FUND ASSETS DETERMINATION OF NET ASSET VALUE
+ACCRUED INTERESTS AND DIVIDENDS
-FUND DEBTS,                        The price of the Fund's shares is the Fund's net
INCLUDING ACCRUED EXPENSES          asset value per share. The Fund values portfolio
/ NUMBER OF SHARES                  securities for which market quotations are
= YOUR SHARE PRICE (NAV)            readily available at market value. The Fund's
                                    short-term investments are valued at amortized
                                    cost when the security has 60 days or less to
                                    maturity.

                                    The Fund values all other securities and assets
                                    at their fair value. Securities and other as-sets
                                    quoted in foreign currencies are valued in U.S.
                                    dollars based on the prevailing ex-

     change rates on that day. In addition, if, between the time trading ends on a particular security and the close of the customary trading session of the NYSE, events occur that may materially affect the value of the security, the Fund may value the security at its fair value as determined in good faith by or under the supervision of the Board of Trustees of the Fund. The effect of using fair value pricing is that the Fund's net asset value will be subject to the judgment of the Board of Trustees or its designee instead of being determined by the market. Because the Fund may invest in securities that are primarily listed on foreign exchanges that trade on days when the Fund does not price its shares, the value of the Fund's assets may change on days when you will not be able to purchase or redeem Fund shares.

     The Fund determines the net asset value of its shares on each day the NYSE is open for business, as of the close of the customary trading session, or any earlier NYSE closing time that day.

     TIMING OF ORDERS
     You can purchase, exchange or redeem shares during the hours of the customary trading session of the NYSE. The Fund prices purchase, exchange and redemption orders at the net asset value calculated after the transfer agent receives an order in good order. The Fund may postpone the right of redemption only under unusual circumstances, as allowed by the Securities and Exchange Commission, such as when the NYSE restricts or suspends trading.

Tools Used to Combat Excessive Short-Term Trading Activity

     While the Fund provides its shareholders with daily liquidity, their investment programs are designed to serve long-term investors. Excessive short-term trading activity in the Fund's shares (i.e., a purchase of Fund shares followed shortly thereafter by a redemption of such shares, or vice versa) may hurt the long-term performance of certain funds by requiring them to maintain an excessive amount of cash or to liquidate portfolio holdings at a disadvantageous time. AIM and its affiliates (collectively, the

     "AIM Affiliates") currently use the following tools designed to discourage excessive short-term trading in the retail funds within The AIM Family of Funds(R) and the INVESCO family of funds (together, the "AIM and INVESCO Funds"):
      .  trade activity monitoring;
      .  trading guidelines;
      . redemption fee on trades in certain AIM and INVESCO Funds; and . selective use of fair value pricing.

     Each of these tools is described in more detail below. Although these tools are designed to discourage excessive short-term trading, you should understand that none of these tools alone nor all of them taken together eliminate the possibility that excessive short-term trading activity in the AIM and INVESCO Funds will occur. Moreover, each of these tools involves judgments that are inherently subjective. The AIM Affiliates seek to make these judgments to the best of their abilities in a manner that they believe is consistent with shareholder interests.

     Trade Activity Monitoring
     The AIM Affiliates monitor selected trades on a daily basis in an effort to detect excessive short-term trading activities. If, as a result of this monitoring, the AIM Affiliates believe that a shareholder has engaged in excessive short-term trading, they may, in their discretion, ask the shareholder to stop such activities or refuse to process purchases or exchanges in the shareholder's accounts other than exchanges into a money market fund. In making such judgments, the AIM Affiliates seek to act in a manner that they believe is consistent with the best interests of shareholders.

     The ability of the AIM Affiliates to monitor trades that are placed by the underlying shareholders of omnibus accounts maintained by brokers, retirement plan accounts and approved fee-based program accounts is severely limited in those instances in which the broker, retirement plan administrator or fee-based program sponsor maintains the underlying shareholder accounts. This is one reason why this tool cannot eliminate the possibility of excessive short-term trading.

     Trading Guidelines
     If a shareholder exceeds four exchanges out of an AIM or INVESCO Fund (other than AIM Money Market Fund, AIM Tax-Exempt Cash Fund, AIM Limited Maturity Treasury Fund and INVESCO U.S. Government Money Fund) per calendar year, or a AIM or INVESCO Fund or ADI determines, in its sole discretion, that a shareholder's short-term trading activity is excessive (regardless of whether or not such shareholder exceeds such guidelines), it may, in its discretion, reject any additional purchase and exchange orders. Each AIM or INVESCO Fund and ADI reserves the discretion to accept exchanges in excess of these guidelines on a case-by-case basis if it believes that granting such exceptions would be consistent with the best interests of shareholders. An exchange is the movement out of (redemption) one AIM or INVESCO Fund and into (purchase) another AIM or INVESCO Fund.

     The ability of the AIM Affiliates to monitor exchanges made by the underlying shareholders of omnibus accounts maintained by brokers, retirement plan accounts and approved fee-based program accounts is severely limited in those instances in which the broker, retirement plan administrator or fee-based program sponsor maintains the underlying shareholder accounts. This is one reason why this tool cannot eliminate the possibility of excessive short-term trading.

     Redemption Fee
     Certain shareholders may be charged a 2.00% redemption fee if the shareholders redeem, including redeeming by exchange, Class A, Investor Class or Institutional Class (applicable only to INVESCO S&P 500 Index
     Fund) shares of certain funds within 30 days of purchase. The AIM Affiliates expect to charge the redemption fee on other classes of shares when the AIM or INVESCO Funds' transfer agent system has the capability of processing the fee across these other classes. Please see the section entitled "How to Sell Shares -- Redemption Fees" for more information.

     The ability of an AIM or INVESCO Fund to assess a redemption fee on the underlying shareholders of omnibus accounts maintained by brokers, retirement plan accounts and approved fee-based program accounts is severely limited in those instances in which the broker, retirement plan administrator or fee-based program sponsor maintains the underlying shareholder account and may be further limited by systems limitations applicable to these types of accounts. Additionally, the AIM Affiliates maintain certain retirement plan accounts on a record keeping system that is currently incapable of processing the redemption fee. The provider of this system is working to enhance the system to facilitate the processing of this fee. These are two reasons why this tool cannot eliminate the possibility of excessive short-term trading activity.

     Fair Value Pricing
     The trading hours for most foreign securities end prior to the close of the New York Stock Exchange, the time the AIM or INVESCO Fund's net asset value is calculated. The occurrence of certain events after the close of foreign markets, but prior to the close of the U.S. market (such as a significant surge or decline in the U.S. market) often will result in an adjustment to the trading prices of foreign securities when foreign markets open on the following business day. If such events occur, the AIM or INVESCO Fund may value foreign securities at fair value, taking into account such events, when it calculates its net asset value. Fair value determinations are made in good faith in accordance with procedures adopted by the Board of Directors or Trustees of the AIM or INVESCO Fund. Please see the section entitled "Share Price" for more information.

     Fair value pricing results in an estimated price and may reduce the possibility that short-term traders could take advantage of potentially "stale" prices of portfolio holdings. However, it cannot eliminate the possibility of excessive short-term trading.

How To Buy Shares

TO BUY SHARES AT THAT    The Fund offers multiple classes of shares. The
DAY'S CLOSING PRICE. YOU chart in this section shows several convenient
MUST CONTACT US BEFORE   ways to invest in the shares of the Fund if you
THE CLOSE OF THE NYSE,   invest directly through AIM Investment Services,
NORMALLY 4:00 P.M. EAST- Inc. ("AIS"), the Fund's transfer agent. If you
ERN TIME.                invest in the Fund through a financial
                         intermediary, please consult the finan-cial intermediary, or with respect to Class R shares, the plan or program sponsor, for more information on how to purchase shares of the Fund. You may be charged a commission or transaction fee by the finan-cial intermediary or plan or program sponsor for purchases of Fund shares.

     With the exception of Class A shares, there is no charge to invest directly through AIS. Class A shares are subject to a front-end sales charge. For more information on this charge, please see the subsection entitled "Sales Charges." If you buy $1,000,000 or more of Class A shares and redeem the shares within eighteen months from the date of purchase, you may pay a 1.00% CDSC at the time of redemption. If you are a qualified retirement plan purchasing Class A shares at net asset value and elect to receive a dealer concession, you may pay a CDSC of 1.00% on your Class A shares if the plan's AIS account is redeemed within twelve months from initial deposit in the account. If you are a qualified retirement plan purchasing Class A shares at net asset value and elect to forego the dealer concession, you will not be charged a CDSC. With respect to redemption of Class B shares held six years or less, a CDSC of 1.00%-5.00% of the lower of the total original cost or current market value of the shares may be assessed. With respect to redemption of Class C shares held twelve months or less, a CDSC of 1.00% of the lower of the total original cost or current market value of the shares may be assessed. If you are a qualified retirement plan and elect to forego the dealer concession, you will not be charged a CDSC. With respect to Class R shares, if you are a qualified retirement plan and elect to receive a dealer concession, you may pay a CDSC of 0.75% on your Class R shares if the plan's AIS account is redeemed within twelve months from initial deposit. If you are a qualified retirement plan and elect to forego the dealer concession, you will not be charged a CDSC. For a non-qualified plan, in determining whether a CDSC applies to a redemption, it is assumed that the shares being redeemed first are any shares in the shareholder's Fund account that are not subject to a CDSC, followed by shares held the longest in the shareholder's account. These charges are not assessed upon Class A, B, C or R shares acquired through reinvestment of dividends or other distributions, or Class A, B, C or R shares exchanged for the same class of another AIM or INVESCO Fund. For more information on CDSC charges, please see the subsection of the Prospectus entitled "Choosing A Share Class" and the section of the Statement of Additional Information entitled "Distributor -- Sales Charges and Dealer Concessions."

     For all new accounts, please send a completed application form, and specify the fund or funds and class or classes of shares you wish to purchase. Purchase orders will not be processed unless the account application and purchase payment are received in good order. In accordance with the USA Patriot Act, if you fail to provide all the required information requested in the current account application, your purchase order will not be processed. Additionally, Federal law requires that the Fund verify and record your identifying information.

     A share of each class represents an identical interest in the Fund and has the same rights, except that each class bears its own distribution and shareholder servicing charges, and other expenses. The income attributable to each class and the dividends payable on the shares of each class will be reduced by the amount of the distribution fee, if applicable, and the other expenses payable by that class.

     ADI reserves the right to increase, reduce, or waive the Fund's minimum investment requirements in its sole discretion, if it determines this action is in the best interests of the Fund's shareholders. ADI also reserves the right in its sole discretion to reject any order to buy Fund shares, including purchases by exchange. If the Fund determines that you have not provided a correct social security or other tax ID number on your account application, or the Fund is not able to verify your identity as required by law, the Fund may, at its discretion, redeem the account and distribute the proceeds to you.

     Please remember that if you pay by check, Automated Clearing House ("ACH"), or wire, and your funds do not clear, you will be responsible for any related loss to the Fund or AIS. If you are already an AIM or INVESCO Fund shareholder, the Fund may seek reimbursement for any loss from your existing account(s).

     MINIMUM INVESTMENTS PER FUND ACCOUNT

     There are no minimum investments with respect to Class R shares for fund accounts. The minimum investments with respect to Class A, B and C shares and Investor Class shares for fund accounts are as follows:


                                                                 INITIAL                                   ADDITIONAL
TYPE OF ACCOUNT                                                INVESTMENTS                                 INVESTMENTS
----------------------------------------------------------------------------------------------------------------------
Employer-Sponsored Retirement Plans (includes section 401, 403   $    0    ($25 per fund investment for        $50
 and 457 plans, and SEP, SARSEP and SIMPLE IRA plans)                      salary deferrals from Employer-
                                                                           Sponsored Retirement Plans)
Systematic Purchase Plan                                             50                                         50
IRA, Roth IRA or Coverdell ESA                                      250                                         50
All other accounts                                                1,000                                         50
----------------------------------------------------------------------------------------------------------------------

     HOW TO PURCHASE SHARES

     You may purchase shares using one of the options below. Purchase orders will not be processed unless the account application and purchase payment are received in good order. In accordance with the USA PATRIOT Act, if you fail to provide all the required information requested in the current account application, your purchase order will not be processed. Additionally, Federal law requires that the fund verify and record your identifying information.

     PURCHASE OPTIONS

                               OPENING AN ACCOUNT                    ADDING TO AN ACCOUNT
------------------------------------------------------------------------------------------------------
Through a Financial Consultant Contact your financial consultant.    Same

By Mail                        Mail completed account application    Mail your check and the
                               and check to the transfer agent,      remittance slip from your
                               AIM Investment Services, Inc., P.O.   confirmation statement to
                               Box 4739, Houston, TX 77210-4739.     the transfer agent.
------------------------------------------------------------------------------------------------------
By Wire                        Mail completed account application    Call the transfer agent to
                               to the transfer agent. Call the       receive a reference
                               transfer agent at (800) 959-4246 to   number. Then, use the wire
                               receive a reference number. Then,     instructions at left.
                               use the following wire instructions:

                               Beneficiary Bank ABA/Routing #:
                               113000609
                               Beneficiary Account Number:
                               00100366807
                               Beneficiary Account Name:
                               AIM Investment Services, Inc.
                               RFB: Fund Name, Reference #
                               OBI: Your Name, Account #

------------------------------------------------------------------------------------------------------
By Telephone                   Open your account using one           Select the AIM Bank Connection/SM/
                               of the methods                        option on your completed account
                               described above.                      application or complete an
                                                                     AIM Bank Connection form. Mail the
                                                                     application or form to the transfer
                                                                     agent. Once the transfer
                                                                     agent has received the form,
                                                                     call the transfer agent
                                                                     to place your purchase order.

                                                                     Call the AIM 24-hour Automated
                                                                     Investor Line at 1-800-246-5463.
                                                                     You may place your order after
                                                                     you have provided the bank
                                                                     instructions that will
                                                                     be requested.
------------------------------------------------------------------------------------------------------
By Internet                    Open your account using one           Access your account at
                               of the methods                        www.aiminvestments.com.
                               described above.                      The proper bank instructions
                                                                     must have been provided on your
                                                                     account. You may not purchase
                                                                     shares in AIM prototype retirement
                                                                     accounts on the internet.

     Grandfathered Investors. Investor Class shares of a Fund can be purchased only by:

    . Persons or entities who had established an account, prior to April 1, 2002, in Investor Class shares of any of the funds currently distributed by ADI (the "Grandfathered Funds") and have continuously maintained such account in Investor Class shares since April 1, 2002;
    . Any person or entity listed in the account registration for any Grandfathered Funds, which account in Investor Class shares was established prior to April 1, 2002 and continuously maintained since April 1, 2002, such as joint owners, trustees, custodians, and designated beneficiaries;
    . Customers of certain financial institutions, wrap accounts or other fee-based advisory programs, or insurance company separate accounts, which have had relationships with ADI and/or any of the Grandfathered Funds prior to April 1, 2002 and continuously maintained such relationships since April 1, 2002;
    .  Defined benefit, defined contribution, and deferred compensation plans;
       and
    . INVESCO or AIM employees, INVESCO Funds directors and/or trustees, AIM Funds trustees, AMVESCAP employees, AMVESCAP directors, and their immediate families.

     For more detailed information about eligibility, please call
     1-800-525-8085. If you hold Grandfathered Funds through a broker/dealer or other financial institution, your eligibility to purchase Investor Class shares may differ depending on that institution's policies.

     Exchange Policy. You may exchange your shares in the Fund for shares of the same class in another INVESCO Fund or into certain classes of another AIM Fund, as described in the table below, on the basis of their respective NAVs at the time of the exchange.

     Shareholders invested in the following classes of the             Will be offered the ability to exchange into the
                         INVESCO Funds:                                      following classes of the AIM Funds:
-----------------------------------------------------------------------------------------------------------------------------
.. Investor Class Shares of all INVESCO Funds                     . Investor Class Shares of all AIM Funds
.. Class A Shares/1/ of all INVESCO Funds                         . Class A Shares of Category I and II Funds and AIM Tax-
                                                                   Exempt Cash Fund
                                                                 . Class A3 Shares of all AIM Funds
                                                                 . AIM Cash Reserve Shares of AIM Money Market Fund
-----------------------------------------------------------------------------------------------------------------------------
.. Class B Shares of all INVESCO Funds                            . Class B Shares of all AIM Funds, with the exception of AIM
                                                                   Floating Rate Fund
-----------------------------------------------------------------------------------------------------------------------------
.. Class C Shares of all INVESCO Funds                            . Class C Shares of all AIM Funds, with the exception of AIM
                                                                   Floating Rate Fund
-----------------------------------------------------------------------------------------------------------------------------
.. Institutional Class Shares of all INVESCO Funds                . Institutional Class Shares of all AIM Retail Funds
-----------------------------------------------------------------------------------------------------------------------------
.. Class K Shares of all INVESCO Funds                            . Exchanges not permitted
-----------------------------------------------------------------------------------------------------------------------------
     Shareholders invested in the following classes of the             Will be offered the ability to exchange into the
                           AIM Funds:                                      following classes of the INVESCO Funds:
-----------------------------------------------------------------------------------------------------------------------------
.. Investor Class Shares of all AIM Funds                         . Investor Class Shares of all INVESCO Funds
.. Class A Shares of all AIM Funds, with the exception of Class A . Class A Shares of all INVESCO Funds/2/
  Shares of Category III Funds purchased at net asset value
.. Class A3 Shares of the AIM Funds
.. AIM Cash Reserve Shares of AIM Money Market Fund
-----------------------------------------------------------------------------------------------------------------------------
.. Class B Shares of all AIM Funds                                . Class B Shares of all INVESCO Funds
-----------------------------------------------------------------------------------------------------------------------------
.. Class C Shares of all AIM Funds                                . Class C Shares of all INVESCO Funds
-----------------------------------------------------------------------------------------------------------------------------
.. Institutional Class Shares of all AIM Retail Funds             . Institutional Class Shares of all INVESCO Funds
-----------------------------------------------------------------------------------------------------------------------------
.. Class R Shares of all AIM Funds                                . Exchanges not permitted
-----------------------------------------------------------------------------------------------------------------------------

/1/ Class A Shares that are subject to a CDSC will not be exchangeable for shares of AIM Tax-Exempt Cash Fund or AIM Money Market Fund.
/2 /You may be required to pay an initial sales charge equal to the difference between the sales charge of the Fund being acquired and the sales charge paid on the Fund being exchanged when exchanging from a Fund with a lower initial sales charge than the one into which he or she was exchanging. Neither AIM Cash Reserve Shares of AIM Money Market Fund nor Class A Shares of AIM Tax-Exempt Cash Fund will be exchangeable for Class A Shares of an INVESCO Fund that are subject to a CDSC.

FUND EXCHANGES CAN BE A     Before making any exchange, be sure to review the
CONVENIENT WAY FOR YOU TO   prospectuses of the funds involved and consider
DIVERSIFY YOUR INVESTMENTS, the differences between the funds. Also, be
OR TO REALLOCATE YOUR IN-   certain that you qualify to purchase certain
VESTMENTS WHEN YOUR OB-     classes of shares in the new fund. An exchange is
JECTIVES CHANGE.            the sale of shares from one fund immediately
                            followed by the purchase of shares in another.
                            Therefore, any gain or loss realized on the exchange is recogniz-able for federal income tax purposes (unless, of course, you or your account qualifies as tax-deferred under the Internal
                            Revenue Code). If the shares of the fund you are selling have gone up in value since you bought them, the sale portion of an exchange may result in taxable income to you.

     You will not pay a sales charge when exchanging Class B shares for other Class B shares, Class C shares for other Class C shares, Class K shares for other Class K shares, or Class R shares for other Class R shares. If you make an exchange involving Class B, Class C, Class K or Class R shares, the amount of time you held the original shares will be added to the holding period of the Class B, Class C, Class K or Class R shares, respectively, into which you exchanged for the purpose of calculating any CDSC that may be assessed upon a subsequent redemption.

     We have the following policies governing exchanges:
    . Both AIM or INVESCO Fund accounts involved in the exchange must be registered in exactly the same name(s) and Social Security or federal tax I.D. number(s).
    . If you exceed four exchanges out of a AIM or INVESCO Fund (other than AIM Money Market Fund, AIM Tax-Exempt Cash Fund, AIM Limited Maturity Treasury Fund and INVESCO U.S. Government Money Fund) per calendar year, or a Fund or ADI determines, in its sole discretion, that your short-term trading activity is excessive (regardless of whether or not you exceed such guidelines), it may, in its discretion, reject any additional purchase and exchange orders. Each Fund and ADI reserves the discretion to accept exchanges in excess of these guidelines on a case-by-case basis if it believes that granting such exceptions would be consistent with the best interests of shareholders. An exchange is the movement out of (redemption) one Fund and into (purchase) another Fund.
    . Under unusual market conditions, an AIM or INVESCO Fund may delay the purchase of shares being acquired in an exchange for up to five business days if it determines that it would be materially disadvantaged by the immediate transfer of exchange proceeds. The exchange privilege is not an option or right to purchase shares. Any of the participating AIM or INVESCO Funds or the distributor may modify or terminate this privilege at any time. The AIM or INVESCO Fund or ADI will provide you with notice of such modification or termination whenever it is required to do so by applicable law, but may impose changes at any time for emergency purposes.

     In addition, the ability to exchange may be temporarily suspended at any time that sales of the AIM or INVESCO Fund into which you wish to exchange are temporarily stopped.

     Redemption Fees. You may be charged a redemption fee on certain redemptions including redemptions by exchange. For more information on redemption fees, please see the subsection of the Prospectus entitled "How to Sell Shares--Redemption Fees."


     Choosing a Share Class. In deciding which class of shares to purchase, you should consider, among other things, (i) the length of time you expect to hold your shares, (ii) the provisions of the distribution plan applicable to the class, if any, (iii) the eligibility requirements that apply to purchases of a particular class, and (iv) any services you may receive in making your investment determination. Your financial intermediary can help you decide among the various classes. Please contact your financial intermediary for several convenient ways to invest in a fund. Class A, B, C and R shares of the funds are available primarily through financial intermediaries.

     In addition, you should also consider the factors below:

                        Investor
                        Class    Class A   Class B   Class C    Class R
                        -------- -------   -------   -------    -------

Initial Sales Charge    None     5.50%     None      None       None

CDSC/1/                 None     1.00% on  1.00%-    1.00% for  0.75% on
                                 certain   5.00% for shares     certain
                                 purchases shares    held       purchases
                                 held less held less less than  held less
                                 than 18   than 6    12 months  than 12
                                 months    years                months

12b-1 Fee               0.25%    0.35%     1.00%     1.00%      0.50%

Redemption/Exchange Fee 2.00%/2/ 2.00%/2/  None      None       None

Conversion              No       No        Yes/3/    No         No

Purchase Order Maximum  None     None      $100,000  $1,000,000 None

  /1 /Please see the subsection entitled "Sales Charges" below and the section of the Fund's Statement of Additional Information entitled
     "Distributor -- Sales Charges and Dealer Concessions" for more information regarding CDSC charges and dealer concessions.
 /2/ A 2.00% fee is charged on redemptions or exchanges of Class A and Investor
     Class shares held 30 days or less, other than shares acquired through reinvestment of dividends and distributions.
  /3 /Class B shares, along with the pro rata portion of the shares' reinvested dividends and distributions, automatically convert to Class A shares at the end of the month which is eight years after the date on which such Class B shares were purchased.

     Effective September 30, 2003, Class B shares are no longer available as an investment for retirement plans maintained pursuant to Section 401 of the Internal Revenue Code. These plans include 401(k) plans (including AIM Solo 401(k) plans), money purchase pension plans and profit sharing plans. Plans that have existing accounts invested in Class B shares will continue to be allowed to make additional purchases.

     Internet Transactions. Investors may exchange and redeem shares of any INVESCO Fund through AIM's Web site. In addition, certain Grandfathered Investor Class shareholders may open new accounts in Investor Class shares. To use this service, you will need a web browser (presently Netscape version 4.0 or higher, Microsoft Internet Explorer version 4.0 or higher, or AOL version 5.0 or higher) and the ability to use AIM's Web site. AIS will accept Internet purchase instructions only for exchanges or if the purchase price is paid to AIS through debiting your bank account, and any Internet cash redemptions will be paid only to the same bank account from which the payment to AIS originated. Other minimum transaction amounts are discussed in this Prospectus. You may also download an application to open an account from the Web site, complete it by hand, and mail it to AIS, along with a check.

     AIS employs reasonable procedures to confirm that transactions entered into over the Internet are genuine. These procedures include the use of alphanumeric passwords, secure socket layering, encryption, and other precautions reasonably designed to protect the integrity, confidentiality, and security of shareholder information. In order to enter into a transaction on AIM's Web site, you will need an account number, your Social Security number, and an alphanumeric password. If AIS follows these procedures, neither AIS, its affiliates nor any fund will be liable for any loss, liability, cost, or expense for following instructions communicated via the Internet that are reasonably believed to be genuine or that follow AIS's security procedures. By entering into the user's agreement with AIS to open an account through our Web site, you lose certain rights if someone gives fraudulent or unauthorized instructions to AIS that result in a loss to you.

     SALES CHARGES (CLASS A, B, C AND R ONLY)
     Sales charges on Class A shares of the funds are detailed below. As used below, the term "offering price" with respect to Class A shares includes the initial sales charge.

     Initial Sales Charges. Class A shares of the funds are subject to the following initial sales charges:

                                                  INVESTOR'S SALES CHARGE
AMOUNT OF INVESTMENT                             AS A % OF      AS A % OF
IN A SINGLE TRANSACTION                          OFFERING PRICE INVESTMENT

  Less than                           $25,000        5.50%        5.82%
  $25,000               but less than $50,000        5.25%        5.54%
  $50,000               but less than $100,000       4.75%        4.99%
  $100,000              but less than $250,000       3.75%        3.90%
  $250,000              but less than $500,000       3.00%        3.09%
  $500,000              but less than $1,000,000     2.00%        2.04%
  $1,000,000 or more                                 NAV          NAV

     Contingent Deferred Sales Charge (CDSC) for Class A and Class R Shares. You can purchase $1,000,000 or more of Class A shares at net asset value, and the distributor may pay a dealer concession and/or a service fee for purchases of $1,000,000 or more. However, if you purchase shares worth $1,000,000 or more, they may be subject to a CDSC of 1.00% if you redeem them prior to eighteen months after the date of purchase. We will use the "first-in, first-out" method to determine your holding period. Under this method, the date of redemption will be compared with the earliest purchase date of shares held in your account. If your holding period is less than the above-stated time periods, the CDSC may be assessed on the amount of the lower of the total original cost or current market value of the shares. For qualified retirement plans investing in Class A shares, you may pay a CDSC of 1.00% if the plan's AIS account is redeemed within twelve months from initial deposit. For qualified retirement plans investing in Class R shares, you may pay a CDSC of 0.75% if the plan's AIS account is redeemed within twelve months from initial deposit.

     CDSC for Class B and Class C Shares. You can purchase Class B and Class C shares at their net asset value per share. However, when you redeem them, they are subject to a CDSC in the following percentages. If your holding period is less than six years for Class B shares and twelve months for Class C shares, the CDSC may be assessed on the amount of the lower of the total original cost or current market value of the shares.

YEAR SINCE PURCHASE MADE CLASS B CLASS C
 First                   5.00%    1.00%
 Second                  4.00%    None
 Third                   3.00%    None
 Fourth                  3.00%    None
 Fifth                   2.00%    None
 Sixth                   1.00%    None
 Seventh and following   None/1/  None

  /1 /Class B shares, along with the pro rata portion of the shares' reinvested dividends and distributions, automatically convert to Class A shares at the end of the month which is eight years after the date on which such Class B shares were purchased.

     Reduced Sales Charges and Sales Charge Exceptions. You may qualify for reduced sales charges or sales charge exceptions. To qualify for these reductions or exceptions, you or your financial intermediary must provide sufficient information at the time of purchase to verify that your purchase qualifies for such treatment.

     Reduced Sales Charges. You may be eligible to buy Class A shares at reduced initial sales charge rates under Right of Accumulation or Letter of Intent under certain circumstances.

          Rights of Accumulation. You may combine your new purchases of Class A shares of an AIM or an INVESCO Fund with AIM and INVESCO Fund shares currently owned (Class A, B, C, K or R) for the purpose of qualifying for the lower initial sales charge rates that apply to larger purchases. The applicable initial sales charge for the new purchase is based on the total of your current purchase and the current value of all other shares you own.

          Purchases of Class A shares of AIM Tax-Exempt Cash Fund, Class A3 shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund, AIM Cash Reserve Shares of AIM Money Market Fund and Class B and Class C shares of AIM Floating Rate Fund and Investor Class shares of any AIM or INVESCO Fund will not be taken into account in determining whether a purchase qualifies for a reduction in initial sales charges pursuant to Rights of Accumulation described above.

          Letter of Intent. Under a Letter of Intent (LOI), you commit to purchase a specified dollar amount of Class A shares of a Fund during a thirteen-month period. The amount you agree to purchase determines the initial sales charge you pay. If the full face amount of the LOI is not invested by the end of the thirteen-month period, your account will be adjusted to the higher initial sales charge level for the amount actually invested.

       Initial Sales Charge/CDSC Exceptions
       You will not pay initial sales charges:
      . on shares purchased by reinvesting dividends and distributions; . when exchanging shares of the same class among certain funds;
      .  when using the reinstatement privilege;
      . when a merger, consolidation, or acquisition of assets of a fund occurs; and
      .  upon automatic conversion of Class B to Class A.

       You will not pay a CDSC:
      .  if you purchase less than $1,000,000 of Class A shares;
      . if you purchase $1,000,000 or more of Class A shares and hold those shares for more than eighteen months;
      .  if you redeem Class B shares you held for more than six years;
      .  if you redeem Class C shares you held for more than twelve months;
      . if you participate in the periodic withdrawal program and withdraw up to 12% of the value of your shares that are subject to a CDSC in any twelve-month period;
      . if you redeem shares acquired through reinvestment of dividends and distributions;
      . if you are a participant in a qualified retirement plan and redeem Class C, Class K or Class R shares in order to fund a distribution;
      . if you are a qualified retirement plan investing in Class A, Class K or Class R shares and elect to forego any dealer concession;
      .  on increases in the net asset value of your shares;
      .  to pay account fees; or
      . for redemptions following the death of a shareholder or beneficial owner.

     There may be other situations when you may be able to purchase or redeem shares at reduced or no sales charges. Consult the Fund's Statement of Additional Information for further details.

     Distribution Expenses. We have adopted a Master Distribution Plan (commonly known as a "12b-1 Plan") for each class of shares of the Fund. The 12b-1 fees paid by the Fund's classes of shares are used to pay distribution and service fees to ADI for the sale and distribution of the Fund's shares and to pay for services provided to shareholders. These services include compensation to financial intermediaries that sell Fund shares and/or service shareholder accounts. Because the Fund's shares pay these fees out of their assets on an ongoing basis, these fees increase the cost of your investment.

     Under each 12b-1 Plan, payments are limited to an amount computed at each class's applicable 12b-1 fee. If distribution expenses for a class exceed these computed amounts, ADI pays the difference. Conversely, if distribution fees are less than computed amounts, ADI retains the difference.

Your Account Services

     With the exception of householding, the following information pertains only to shareholders who hold their shares directly through AIS.

     Shareholder Accounts. AIS maintains your share account, which contains your current Fund holdings. The Fund does not issue share certificates.

AIS PROVIDES YOU WITH SERVICES     Quarterly Investment Summaries. Each calendar
DESIGNED TO MAKE IT SIMPLE FOR YOU quarter, you receive a written state-ment which
TO BUY, SELL, OR EXCHANGE YOUR     consolidates and summarizes account activity and
SHARES OF ANY INVESCO MUTUAL FUND. value at the beginning and end of the period for each of your INVESCO Funds.

     Transaction Confirmations. You receive detailed confirmations of individual purchases, exchanges and sales. If you choose certain recurring transaction plans (for instance, Systematic Purchase Plan), your transactions are confirmed on your quarterly Investment Summaries.

     Telephone Transactions. You and your financial intermediary or plan or program sponsor may buy, exchange, and sell Fund shares by telephone, unless these privileges are specifically declined when the new account Application is filled out.

YOU CAN CONDUCT MOST TRANSACTIONS Unless you decline the telephone transaction
AND CHECK ON YOUR ACCOUNT         privileges, when you fill out and sign the new
THROUGH OUR TOLL-FREE TELEPHONE   account Application, a Telephone Transaction
NUMBER. YOU MAY ALSO ACCESS       Authorization Form, or use your tele-phone
PERSONAL ACCOUNT INFORMATION AT   transaction privileges, you lose certain rights
OUR WEBSITE. AIMINVESTMENTS.COM   if someone gives fraudulent or un-authorized
                                  instructions to AIS that result in a loss to you.
                                  In general, if AIS has followed reasonable
                                  procedures, such as recording telephone
                                  instructions and sending written transaction
                                  confirmations, AIS is not liable for following
                                  telephone instructions that it be-lieves to be
                                  genuine. Therefore, you have the risk of loss due
                                  to unauthorized or fraudu-lent instructions.

     Householding. To save money for the Fund, you may receive only one copy of a prospectus or financial report to each household address. This process, known as "householding," is used for most required shareholder mailings. It does not apply to account statements. You may, of course, request an additional copy of a prospectus or financial report at any time by calling or writing AIS. You may also request that householding be eliminated from all your required mailings.

     IRAs and Other Retirement Plans. Shares of any INVESCO or AIM mutual fund may be purchased for IRAs and many other types of tax-deferred retirement plans. Please call AIS for information and forms to establish or transfer your existing retirement plan or account.

How To Sell Shares

     The chart in this section shows several convenient ways to sell your fund shares if you invest directly through AIS. If you invest in a fund through a financial intermediary, please consult the financial intermediary, or with respect to Class R shares, the plan or program sponsor, for information on how to sell shares of a Fund. You may be charged a commission or transaction fee by your financial intermediary, or plan or program sponsor for sales of Fund shares. Shares of the Fund may be sold at any time at the next NAV calculated after your request to sell is received by AIS in proper form. Depending on Fund performance, the NAV at the time you sell your shares may be more or less than the price you paid to purchase your shares.

     Various fees may apply to Fund redemptions. You may be charged a CDSC at the time of redemption depending on how long you have held your shares. If you buy $1,000,000 or more of Class A shares and redeem the shares within eighteen months from the date of purchase, you may pay a 1.00% CDSC at the time of redemption. If you are a qualified retirement plan purchasing Class A shares at net asset value and elect to receive a dealer concession, you may pay a CDSC of 1.00% on your Class A shares if the plan's AIS account is redeemed within twelve months from initial deposit. If you are a qualified retirement plan purchasing Class A shares at net asset value and elect to forego the dealer concession, you will not be charged a CDSC. With respect to redemption of Class B shares held six years or less, a CDSC of 1.00% - 5.00% of the lower of the total original cost or current market value of the shares may be assessed. With respect to redemption of Class C shares held twelve months or less, a CDSC of 1.00% of the lower of the total original cost or current market value of the shares may be assessed. With respect to Class R shares, if you are a qualified retirement plan and elect to receive a dealer concession, you may pay a CDSC of 0.75% on your Class R shares if the plan's AIS account is redeemed within twelve months from initial deposit. If you are a qualified retirement plan and elect to forego the dealer concession, you will not be charged a CDSC. For a non-qualified plan, in determining whether a CDSC applies to a redemption, it is assumed that the shares being redeemed first are any shares in the shareholder's Fund account that are not subject to a CDSC, followed by shares held the longest in the shareholder's account. These charges are not assessed upon Class A, B, C or R shares acquired through reinvestment of dividends or other distributions, or Class A, B, C or R shares exchanged for the same class of another fund as set forth under the section entitled "Exchange Policy." For more information on CDSC charges, please see the subsection of the Prospectus entitled "Choosing A Share Class" and the section of the Statement of Additional Information entitled "Distributor -- Sales Charges and Dealer Concessions."

TO SELL SHARES AT THAT DAY'S CLOSING If you own shares in more than one fund, please
PRICE, YOU MUST CONTACT US BEFORE    specify the fund whose shares you wish to sell
4:00 P.M. EASTERN TIME.              and specify the class of shares. Remember that
                                     any sale or exchange of shares in a
                                     non-retirement account will likely result in a
                                     taxable gain or loss.

     While AIS attempts to process telephone redemptions promptly, there may be times -- particularly in periods of severe economic or market disruption -- when you may experience delays in redeeming shares by telephone.

     AIS usually forwards the proceeds from the sale of fund shares within seven days after we receive your request to sell in proper form. However, payment may be postponed under unusual circumstances -- for instance, if normal trading is not taking place on the NYSE, or during an emergency as defined by the Securities and Exchange Commission. If your fund shares were purchased by a check which has not yet cleared, payment will be made promptly when your purchase check does clear; that can take up to twelve business days.

     If you participate in Systematic Purchase Plan, the Fund's automatic monthly investment program, and sell all of the shares in your account, we will not make any additional Systematic Purchase Plan purchases unless you give us other instructions.

     Because of the Fund's expense structures, it costs as much to handle a small account as it does to handle a large one. If the value of your account in a Fund falls below $500 ($250 for Investor Class) as a result of your actions (for example, sale of your Fund shares), the Fund reserves the right to sell all of your shares, send the proceeds of the sale to you and close your account. Before this is done, you will be notified and given sixty days to increase the value of your account to $500 ($250 for Investor Class) or more.

     Redemption Fees. You may be charged a 2.00% redemption fee (on total redemption proceeds) if you redeem, including redeeming by exchange, Class A, Investor Class or Institutional Class (applicable only to INVESCO S&P 500 Index Fund) shares of the following Funds (either by selling or exchanging to another AIM Fund or INVESCO Fund) within 30 days of their purchase:

              AIM Asia Pacific Growth   AIM Global Value Fund
               Fund                     AIM High Yield Fund
              AIM Developing Markets    AIM International
               Fund                     Emerging Growth Fund
              AIM European Growth Fund  AIM International Growth
              AIM European Small        Fund
               Company Fund             AIM Trimark Fund
              AIM Global Aggressive     INVESCO International
               Growth Fund              Core Equity Fund
              AIM Global Growth Fund    INVESCO S&P 500 Index
              AIM Global Equity Fund    Fund

     The redemption fee will be retained by the AIM or INVESCO Fund from which you are redeeming shares (including redemptions by exchange), and is intended to offset the trading costs, market impact and other costs associated with short-term money movements in and out of the AIM or INVESCO Fund. The redemption fee is imposed to the extent that the number of AIM or INVESCO Fund shares you redeem exceeds the number of AIM or INVESCO Fund shares that you have held for more than 30 days. In determining whether the minimum 30 days holding period has been met, only the period during which you have held shares of the AIM or INVESCO Fund from which you are redeeming is counted. For this purpose, shares held longest will be treated as being redeemed first and shares held shortest as being redeemed last.

     The 2.00% redemption fee will not be charged on transactions involving the following:
      . total or partial redemptions of shares by omnibus accounts maintained by brokers that do not have the systematic capability to process the redemption fee;
      . total or partial redemptions of shares by approved fee-based programs that do not have the systematic capability to process the redemption fee;
      . total or partial redemptions of shares held through retirement plans maintained pursuant to Sections 401, 403, 408, 408A and 457 of the Internal Revenue Code (the "Code") where the systematic capability to process the redemption fee does not exist;
      . total or partial redemptions effectuated pursuant to an automatic non-discretionary rebalancing program or a systematic withdrawal plan set up in the AIM or INVESCO Funds;
      . total or partial redemptions requested within 30 days following the death or post-purchase disability of (i) any registered shareholder on an account or (ii) the settlor of a living trust which is the registered shareholder of an account, of shares held in the account at the time of death or initial determination of post-purchase disability;
      . total or partial redemptions of shares acquired through reinvestment of dividends and other distributions; or
      .  redemptions initiated by an AIM or INVESCO Fund.

     The AIM Affiliates' goal is to apply the redemption fee on all classes of shares regardless of the type of account in which such shares are held. This goal is not immediately achievable because of systems limitations and marketplace resistance. Currently, the redemption fee may be applied on Class A, Investor Class or Institutional Class (applicable only to INVESCO S&P 500 Index Fund) shares. AIM expects to charge the redemption fee on all other classes of shares when the AIM or INVESCO Funds' transfer agent system has the capability of processing the fee across these other classes. In addition, AIM intends to develop a plan to encourage brokers that maintain omnibus accounts, sponsors of fee-based program accounts and retirement plan administrators for accounts that are exempt from the redemption fee pursuant to the terms above to modify computer programs to impose the redemption fee or to develop alternate processes to monitor and restrict short-term trading activity in the AIM or INVESCO Funds. Lastly, the provider of AIM's retirement plan record keeping system is working to enhance the system to facilitate the processing of the redemption fee. Until such computer programs are modified or alternate processes are developed, the AIM or INVESCO Fund's ability to assess a redemption fee on these types of share classes and accounts is severely limited. These are reasons why the redemption fees cannot eliminate the possibility of excessive short-term trading activity.

     The AIM or INVESCO Funds have the discretion to waive the 2.00% redemption fee if a fund is in jeopardy of failing the 90% income test or losing its registered investment company qualification for tax purposes.

     Reinstatement Privilege. You may, within 120 days after you sell shares (except Class R shares, Class A shares of AIM Tax-Exempt Cash Fund, AIM Cash Reserve Shares of AIM Money Market Fund, Class A shares and Class A3 shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund and Investor Class shares), reinvest all or part of your redemption proceeds in Class A shares of any INVESCO fund at net asset value in an identically registered account.

     The reinvestment amount must meet the subsequent investment minimum as indicated in the section "How to Buy Shares".

     If you paid a contingent deferred sales charge (CDSC) on any reinstated amount, you will not be subject to a CDSC if you later redeem that amount.

     You must notify the transfer agent in writing at the time you reinstate that you are exercising your reinstatement privilege.

The following chart shows several ways to sell your shares of the Fund if you invest directly through AIS.

METHOD                           REDEMPTION MINIMUM       PLEASE REMEMBER
----------------------------------------------------------------------------------------------------------
BY TELEPHONE                     Any amount.              You must provide an IRA redemption form
Call us toll-free at:                                     to AIS prior to making an IRA redemption by
1-800-959-4246.                                           telephone. AIS's telephone redemption priv-
                                                          ileges may be modified or terminated in the
                                                          future at AIS's discretion. The maximum
                                                          amount which may be redeemed by tele-
                                                          phone is generally $250,000.
----------------------------------------------------------------------------------------------------------
IN WRITING                       Any amount.              The redemption request must be signed by
Mail your request to:                                     all registered account owners. Payment will
AIM Investment Services, Inc.                             be mailed to your address as it appears on
P.O. Box 4739                                             AIS's records, or to a bank designated by you
Houston, TX 77210-4739                                    in writing.
You may also send your
request by overnight
courier to:
AIM Investment Services, Inc.
11 Greenway Plaza, Suite 100
Houston, TX 77046
----------------------------------------------------------------------------------------------------------
BY TELEPHONE WITH ACH            Any amount.              You must provide your bank account in-
Call 1-800-959-4246 to request                            formation or IRA redemption form to AIS
your redemption.                                          prior to using this option. AIS will automati-
                                                          cally pay the proceeds into your designated
                                                          bank account.
----------------------------------------------------------------------------------------------------------
BY INTERNET                      Any amount.              Place your redemption request at
Go to AIM's Web site at          IRA redemptions          www.aiminvestments.com. You will be al-
aiminvestments.com.              are not permitted        lowed to redeem by internet if (1) you do
                                 via the Internet.        not hold physical share certificates; (2) you
                                                          can provide proper identification in-
                                                          formation; (3) the proceeds of the re-
                                                          demption do not exceed $250,000; and (4)
                                                          you have already provided proper bank in-
                                                          formation. AIM prototype retirement ac-
                                                          counts may not be redeemed on the internet.
                                                          The transfer agent must confirm your trans-
                                                          action during the hours of the customary
                                                          trading session of the NYSE in order to effect
                                                          the redemption at that day's closing price.
                                                          You will need a Web browser to use this
                                                          service. Internet transactions are limited to a
                                                          maximum of $250,000. AIS will automatically
                                                          pay the proceeds into your designated bank
                                                          account.
----------------------------------------------------------------------------------------------------------
BY AIM 24-HOUR AUTOMATED         $50.                     Be sure to write down the confirmation
INVESTOR LINE                                             number provided to you. You must forward
WITH ACH                                                  your bank account information to AIS prior
Automated transactions by                                 to using this option.
telephone are avail-
able for redemptions and
exchanges 24 hours a
day. Simply call
1-800-246-5463
----------------------------------------------------------------------------------------------------------
PERIODIC WITHDRAWAL PLAN        $100 per payment on a     You must have at least $10,000 total invested
You may call us to request      monthly or quarterly      with the funds with at least $5,000 of that
the appropriate form            basis. The redemption     total invested in the fund from which with-
and more information            check may be made         drawals will be made.
at 1-800-959-4246.              payable to any party
                                you designate.
---------------------------------------------------------------------------------------------------------
PAYMENT TO THIRD PARTY           Any amount.              All registered account owners must sign the
Mail your request to:                                     request, with signature guarantees from an
AIM Investment Services, Inc.                             eligible guarantor financial institution, such
P.O. Box 4739                                             as a commercial bank or a recognized na-
Houston, TX 77210-4739                                    tional or regional securities firm.
----------------------------------------------------------------------------------------------------------

                                       21

Taxes

TO AVOID BACKUP WITHHOLDING, BE     Everyone's tax status is unique. We manage the
SURE WE HAVE YOUR CORRECT SOCIAL    Fund in an effort to provide maximum total
SECURITY OR TAXPAYER IDENTIFICATION returns to all shareholders of the Fund. The
NUMBER.                             Advisor generally focuses on pre-tax results and
                                    ordinarily does not manage the Fund to minimize
                                    taxes. We may, nevertheless, take advan-tage of
                                    opportunities to mitigate taxes through
                                    management of capital gains and losses. We
                                    encourage you to consult your own tax adviser on
                                    the tax impact to you of investing di-rectly or
                                    indirectly in the Fund.

     The Fund customarily distributes to its shareholders substantially all of its net investment income, net capital gain and net gain from foreign currency transactions, if any. You receive a proportionate part of these distributions, depending on the percentage of the Fund's shares that you own. These distributions are required under federal tax laws governing mutual funds. It is the intent of the Fund to distribute all investment company taxable income and net capital gain. As a result of this policy and the Fund's qualification as a regulated investment company, it is anticipated that the Fund will not pay any federal income or excise taxes.

     However, unless you are (or your account is) exempt from income taxes, you must include all dividends and capital gain distributions paid to you by the Fund in your taxable income for federal, state, and local income tax purposes. You also may realize capital gains or losses when you sell shares of the Fund at more or less than the price you originally paid. An exchange is treated as a sale, and is a taxable event. Dividends and other distributions usually are taxable whether you receive them in cash or automatically reinvest them in shares of the distributing Fund(s) or other funds.

     If you have not provided AIS with complete, correct tax information, the Fund is required by law to withhold from your distributions, and any money that you receive from the sale of shares of the Fund, a backup withholding tax at the rate in effect on the date of the transaction.

     Unless your account is held through a financial intermediary, we will provide you with detailed information every year about your dividends and capital gain distributions. Depending on the activity in your individual account, we may also be able to assist with cost basis figures for shares you sell.

     Dividends And Capital Gain Distributions


     The Fund earns ordinary or investment income primarily from dividends and interest on their investments. The Fund expects to distribute substantially all of this investment income, less Fund expenses, to shareholders annually. The Fund can make distributions at other times, if it chooses to do so. Please note that classes with higher expenses are expected to have lower dividends.

NET INVESTMENT INCOME AND NET     The Fund also realizes capital gains or losses
REALIZED CAPITAL GAIN ARE DIS-    when it sells securities in its portfolio for
TRIBUTED TO SHAREHOLDERS AT       more or less than it had paid for them. If total
LEAST ANNUALLY. DISTRIBUTIONS ARE gains on sales exceed total losses (including
TAXABLE WHETHER REINVESTED IN     losses carried forward from previous years), the
ADDITIONAL SHARES OR PAID TO YOU  Fund has a net realized capital gain. Net
IN CASH (EXCEPT FOR TAX-EXEMPT OR realized capital gain, if any, is distributed to
TAX-DEFERRED ACCOUNTS).           shareholders at least annually, usually in
                                  December. Dividends and capital gain
                                  distributions are paid to you if you hold shares
                                  on the record date of the distribution
                                  regardless of how long you have held your shares.

                                  Under present federal income tax laws, capital
                                  gains may be taxable at different rates,
                                  depending on how long the Fund has held the
                                  underlying investment. Short-term capital gains
                                  which are derived from the sale of assets held
                                  one year or less are taxed as ordinary income.
                                  Long-term capital gains which are derived from
                                  the sale of assets held for more than one year are

     taxed at up to the maximum capital gains rate, currently 15% for individuals (20% for gains that the Fund recognized prior to May 6, 2003).

     The Fund's daily NAV reflects all realized capital gains that have not yet been distributed to shareholders. Therefore, the Fund's NAV will drop by the amount of a distribution, net of market fluctuations, on the day the distribution is declared. If you buy shares of the Fund just before a distribution is declared, you may wind up "buying a distribution." This means that if the Fund declares a dividend or capital gain distribution shortly after you buy, you will receive some of your investment back as a taxable distribution. Although purchasing your shares at the resulting higher NAV may mean a smaller capital gain or greater loss upon sale of the shares, most shareholders want to avoid the purchase of shares immediately before the distribution record date. However, keep in mind that your basis in the Fund will be increased to the extent such distributions are reinvested in the Fund. If you sell your shares of the Fund at a loss for tax purposes and then replace those shares with a substantially identical investment either thirty days before or after that sale, the transaction is usually considered a "wash sale" and you will not be able to claim a tax loss at the time of sale. Instead the loss will be deferred to a later date.

     Dividends and capital gain distributions paid by the Fund are automatically reinvested in additional Fund shares at the NAV on the ex-distribution date, unless you choose to have them automatically reinvested in another INVESCO or AIM Fund or paid to you by check or electronic funds transfer. If you choose to be paid by check, the minimum amount of the check must be at least $10; amounts less than that will be automatically reinvested. Dividends and other distributions, whether received in cash or reinvested in additional Fund shares, are generally subject to federal income tax.

Financial Highlights

The financial highlights table is intended to help you understand the financial performance of the various classes of the Fund for the past five years (or, if shorter, the period of the class's operations). Certain information reflects financial results for a single Fund share. The total returns in the table represent the annual percentages that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, independent accountants, whose report, along with the financial statements, is included in the INVESCO International Blue Chip Value Fund's 2003 Annual Report to Shareholders, which is incorporated by reference into the Statement of Additional Information. This Report is available without charge by contacting AIS at the address or telephone number on the back cover of this Prospectus.

                                                                                      INVESTOR CLASS
                                                                   ---------------------------------------------------
                                                                                  YEAR ENDED OCTOBER 31,
                                                                   ---------------------------------------------------
                                                                       2003        2002      2001      2000      1999
-----------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                               $  7.35       $  8.17   $ 11.16   $ 11.23   $ 10.02
-----------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                        0.06/(a)/     0.05      0.03     (0.01)     0.02
-----------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and unrealized)     1.44         (0.87)    (2.07)     0.27      1.21
-----------------------------------------------------------------------------------------------------------------------
    Total from investment operations                                  1.50         (0.82)    (2.04)     0.26      1.23
-----------------------------------------------------------------------------------------------------------------------
Less distributions:
  Dividends from net investment income                               (0.02)           --     (0.01)    (0.05)    (0.02)
-----------------------------------------------------------------------------------------------------------------------
  Distributions from net realized gains                                 --            --     (0.94)    (0.28)    (0.00)
-----------------------------------------------------------------------------------------------------------------------
    Total distributions                                              (0.02)           --     (0.95)    (0.33)    (0.02)
-----------------------------------------------------------------------------------------------------------------------
Redemption fees added to paid-in-capital                              0.00          0.00      0.00      0.00      0.00
-----------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                     $  8.83       $  7.35   $  8.17   $ 11.16   $ 11.23
-----------------------------------------------------------------------------------------------------------------------
Total return/(b)/                                                    20.42%       (10.04)%  (19.74)%    2.66%    11.77%
-----------------------------------------------------------------------------------------------------------------------
Ratios/supplemental data:
Net assets, end of period (000s omitted)                           $46,920       $40,620   $46,562   $61,708   $51,710
-----------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets:
-----------------------------------------------------------------------------------------------------------------------
  With expense reimbursements                                         2.00%/(c)/    1.99%     1.89%     2.04%     2.09%
-----------------------------------------------------------------------------------------------------------------------
  Without expense reimbursements                                      2.26%/(c)/    1.99%     1.89%     2.04%     2.56%
-----------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) to average net assets           0.78%/(c)/    0.42%     0.12%    (0.37)%    0.30%
-----------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                                 51%           44%       54%       59%      112%
-----------------------------------------------------------------------------------------------------------------------

/(a)/Calculated using average shares outstanding.
/(b)/Includes adjustments in accordance with accounting principles generally accepted in the United States of America.
/(c)/Ratios are based on average daily net assets of $41,033,718.

                                                                               CLASS A
                                                                   -------------------------
                                                                                  MARCH 28, 2002
                                                                                   (DATE SALES
                                                                   YEAR ENDED     COMMENCED) TO
                                                                   OCTOBER 31,     OCTOBER 31,
                                                                      2003             2002
--------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                 $ 7.31          $  8.96
--------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                                0.07/(a)/        0.01
--------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and unrealized)      1.39            (1.66)
--------------------------------------------------------------------------------------------------
    Total from investment operations                                   1.46            (1.65)
--------------------------------------------------------------------------------------------------
Less dividends from net investment income                             (0.03)              --
--------------------------------------------------------------------------------------------------
Redemption fees added to paid-in-capital                               0.00             0.00
--------------------------------------------------------------------------------------------------
Net asset value, end of period                                       $ 8.74          $  7.31
--------------------------------------------------------------------------------------------------
Total return/(b)/                                                     19.96%          (18.42)%
--------------------------------------------------------------------------------------------------
Ratios/supplemental data:
Net assets, end of period (000s omitted)                             $2,033          $ 2,944
--------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets:                               1.87%/(c)/       1.48%/(d)/
--------------------------------------------------------------------------------------------------
Ratio of net investment income to average net assets                   0.91%/(c)/       0.47%/(d)/
--------------------------------------------------------------------------------------------------
Portfolio turnover rate/(e)/                                             51%              44%
--------------------------------------------------------------------------------------------------

/(a)/Calculated using average shares outstanding.
/(b)/Includes adjustments in accordance with accounting principles generally accepted in the United States of America, does not include sales charges and is not annualized for periods less than one year.
/(c)/Ratios are based on average daily net assets of $2,733,727.
/(d)/Annualized.
/(e)/Not annualized for periods less than one year.

                                                                               CLASS B
                                                                   -------------------------
                                                                                  MARCH 28, 2002
                                                                                   (DATE SALES
                                                                   YEAR ENDED     COMMENCED) TO
                                                                   OCTOBER 31,     OCTOBER 31,
                                                                      2003             2002
---------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                 $ 7.31          $  8.96
---------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                         0.00/(a)/       (0.01)/(a)/
---------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and unrealized)      1.43            (1.64)
---------------------------------------------------------------------------------------------------
    Total from investment operations                                   1.43            (1.65)
---------------------------------------------------------------------------------------------------
Less dividends from net investment income                             (0.02)              --
---------------------------------------------------------------------------------------------------
Redemption fees added to paid-in capital                               0.00             0.00
---------------------------------------------------------------------------------------------------
Net asset value, end of period                                       $ 8.72          $  7.31
---------------------------------------------------------------------------------------------------
Total return/(b)/                                                     19.50%          (18.42)%
---------------------------------------------------------------------------------------------------
Ratios/supplemental data:
Net assets, end of period (000s omitted)                             $  573          $    84
---------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets:
  With expense reimbursements                                          2.75%/(c)/       2.60%/(d)/
---------------------------------------------------------------------------------------------------
  Without expense reimbursements                                       4.13%/(c)/       2.60%/(d)/
---------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) to average net assets            0.03%/(c)/      (0.14)%/(d)/
---------------------------------------------------------------------------------------------------
Portfolio turnover rate/(e)/                                             51%              44%
---------------------------------------------------------------------------------------------------

/(a)/Calculated using average shares outstanding.
/(b)/Includes adjustments in accordance with accounting principles generally accepted in the United States of America, does not include sales charges and is not annualized for periods less than one year.
/(c)/Ratios are based on average daily net assets of $312,904.
/(d)/Annualized.
/(e)/Not annualized for periods less than one year.

                                                                                         CLASS C
                                                                   --------------------------------------------
                                                                                                    FEBRUARY 14, 2000
                                                                                                       (DATE SALES
                                                                        YEAR ENDED OCTOBER 31,        COMMENCED) TO
                                                                   ------------------------------      OCTOBER 31,
                                                                       2003       2002      2001          2000

----------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                               $ 7.16       $  8.06   $ 11.14        $12.06
----------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                       0.00/(a)/    (0.02)    (0.02)        (0.04)/(a)/
----------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and unrealized)    1.37         (0.88)    (2.12)        (0.88)
----------------------------------------------------------------------------------------------------------------------
    Total from investment operations                                 1.37         (0.90)    (2.14)        (0.92)
----------------------------------------------------------------------------------------------------------------------
Less distributions:
  Dividends from net investment income                                 --            --     (0.00)           --
----------------------------------------------------------------------------------------------------------------------
  Distributions from net realized gains                                --            --     (0.94)           --
----------------------------------------------------------------------------------------------------------------------
    Total distributions                                                --            --     (0.94)           --
----------------------------------------------------------------------------------------------------------------------
Redemption fees added to paid-in-capital                             0.00          0.00      0.00          0.00
----------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                     $ 8.53       $  7.16   $  8.06        $11.14
----------------------------------------------------------------------------------------------------------------------
Total return/(b)/                                                   19.13%       (11.17)%  (20.75)%       (7.63)%
----------------------------------------------------------------------------------------------------------------------
Ratios/supplemental data:
Net assets, end of period (000s omitted)                           $2,608       $ 1,115   $ 1,272        $1,082
----------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets:
  With expense reimbursements                                        2.75%/(c)/    2.75%     2.76%         2.47%/(d)/
----------------------------------------------------------------------------------------------------------------------
  Without expense reimbursements                                     4.14%/(c)/    3.52%     3.02%         2.47%/(d)/
----------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) to average net assets          0.03%/(c)/   (0.43)%   (0.62)%       (0.56)%/(d)/
----------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate/(e)/                                           51%           44%       54%           59%
----------------------------------------------------------------------------------------------------------------------

/(a)/Calculated using average shares outstanding.
/(b)/Includes adjustments in accordance with accounting principles generally accepted in the United States of America, does not include sales charges and is not annualized for periods less than one year.
/(c)/Ratios are based on average daily net assets of $2,140,005.
/(d)/Annualized.
/(e)/Not annualized for periods less than one year.

     April 30, 2004

     AIM INTERNATIONAL MUTUAL FUNDS
     INVESCO INTERNATIONAL CORE EQUITY FUND -- INVESTOR CLASS, CLASS A, B, C
     AND R

     You may obtain additional information about the Fund from several sources:

     Financial Reports. Although this Prospectus describes the Fund's anticipated investments and operations, the Fund also prepares annual and semiannual reports that detail the Fund's actual investments at the report date. These reports include discussion of the Fund's recent performance, as well as the effect of market and general economic trends and the Fund's investment strategy on the Fund's performance. The annual report also includes the report of the Fund's independent accountants.

     Statement of Additional Information. The SAI dated April 30, 2004 is a supplement to this Prospectus, and has detailed information about the Fund and its investment policies and practices. A current SAI for the Fund is on file with the Securities and Exchange Commission and is incorporated into this Prospectus by reference; in other words, the SAI is legally a part of this Prospectus, and you are considered to be aware of the contents of the SAI.

     Internet. The current Prospectus, annual report, and semiannual report of the Fund may be accessed through AIM's Web site at aiminvestments.com. AIM's website is not a part of this prospectus. In addition, the Prospectus, SAI, annual report, and semiannual report of the Fund are available on the SEC Web site at www.sec.gov.

     To obtain a free copy of the current Prospectus, SAI, annual report, or semiannual report, write to AIM Investment Services, Inc., P.O. Box 4739, Houston, Texas 77210-4739; or call 1-800-347-4246. Copies of these materials are also available (with a copying charge) from the SEC's Public Reference Section at 450 Fifth Street, N.W., Washington, D.C. 20549-0102. Information on the operation of the Public Reference Room, including information about duplicating fee charges, can be obtained by calling 1-202-942-8090 or by electronic request at the following E-mail address: publicinfo@sec.gov. The SEC file numbers for the Fund are 811-6463 and 033-44611.
     811-6463

Automated Investor Line: 1-800-246-5463
Client Services: 1-800-959-4246
AIMinvestments.com

Effective 7/1/03, A I M Distributors, Inc., (SM) became the distributor of the retail INVESCO funds
11 Greenway Plaza, Suite 100
Houston, Texas 77046

I-ICE-PRO-1 04/04                      Your goals. Our solutions.(SM) [AIM LOGO]

PROSPECTUS | April 30, 2004



INVESCO INTERNATIONAL CORE EQUITY FUND -- INSTITUTIONAL CLASS (FORMERLY, INVESCO INTERNATIONAL BLUE CHIP VALUE FUND)

A no-load class of shares of a mutual fund designed for investors seeking investment opportunities overseas.

TABLE OF CONTENTS
Investment Goals, Strategies, And Risks...........  2
Fund Performance..................................  3
Fees And Expenses.................................  5
Investment Risks..................................  5
Principal Risks Associated With The Fund..........  6
Temporary Defensive Positions.....................  7
Fund Management...................................  7
Portfolio Managers................................  8
Potential Rewards.................................  8
Share Price.......................................  8
Tools Used to Combat Excessive Short-Term
  Trading Activity................................  9
How To Buy Shares................................. 10
Your Account Services............................. 12
How To Sell Shares................................ 13
Taxes............................................. 14
Dividends And Capital Gain Distributions.......... 15
Financial Highlights.............................. 16

The Securities and Exchange Commission has not approved or disapproved the shares of the Fund. Likewise, the Commission has not determined if this Prospectus is truthful or complete. Anyone who tells you otherwise is committing a federal crime.

  AIM International Mutual Funds
[LOGO] Your goals
Our solutions/sm/
AIM
Investments

     A I M Advisors, Inc. ("AIM") is the investment advisor for the Fund (formerly, INVESCO International Blue Chip Value Fund) and INVESCO Global Asset Management (N.A.), Inc. ("IGAM"), is the sub-advisor for the Fund. On November 25, 2003, a series portfolio of AIM International Funds, Inc., II (formerly, INVESCO International Funds, Inc.), a Maryland corporation (the "Company"), was redomesticated as the Fund, which is a series portfolio of AIM International Mutual Funds, a Delaware statutory trust. Prior to November 25, 2003, INVESCO Funds Group, Inc. ("INVESCO") served as the investment advisor for the Fund. IGAM is an affiliate of INVESCO. INVESCO and AIM are referred to herein, as appropriate, as the "Advisor."

     This Prospectus contains important information about the Fund's Institutional Class shares, which are offered only to institutional investors and qualified retirement plans. The Fund also offers one or more additional classes of shares through a separate prospectus. Each of the Fund's classes has varying expenses, with resulting effects on their performance. You can choose the class of shares that is best for you, based on how much you plan to invest and other relevant factors discussed in "How To Buy Shares." To obtain additional information about other classes of shares, contact A I M Distributors, Inc. ("ADI") at 1-800-347-4246.

THIS PROSPECTUS WILL TELL YOU MORE ABOUT:

     [ICON] Investment Goals & Strategies


[ICON] Potential Investment Risks

     [ICON] Past Performance


        ---------------------------------------------------------------


     [ICON]
          Investment Goals, Strategies, And Risks

     International Core Equity Fund seeks total return. It is aggressively managed. The Fund invests primarily in equity securities that the Advisor believes will rise in price faster than other securities, as well as in options and other investments whose values are based upon the values of equity securities.

     The Fund has a specific investment objective and strategy. The Fund invests primarily in securities of foreign companies. The Advisor defines a "foreign" company as one that has its principal business activities outside of the United States. Since many companies do business all over the world, including in the United States, the Advisor looks at several factors to determine where a company's principal business activities are located, including:
    .  the laws of the country under which the issuer is organized;
    .  the country in which the issuer maintains a principal office;
    . the country in which the issuer derives 50% or more of its total revenues; or
    .  the country that has the primary market for the issuer's securities.

     International Core Equity Fund emphasizes bottom-up analysis.

FOR MORE DETAILS ABOUT Bottom-Up: For the Fund, the Advisor performs THE FUND'S CURRENT IN- fundamental analyses and extensive research on
VESTMENTS AND MARKET    specific stocks, which often includes visiting
OUTLOOK, PLEASE SEE THE companies to meet with corporate management and
MOST RECENT ANNUAL OR   understand the businesses. The Advisor seeks to
SEMIANNUAL REPORT.      invest in companies that have above-average
                        earnings growth that the Advisor believes is not fully reflected in the present market price of their securities. Also, the Advisor seeks to increase diversification by setting maximum limits on each security held in the portfolio.
                        International Core Equity Fund also considers value criteria. This means that the Advisor considers companies that are performing well or have solid management and products, but whose stock prices do not reflect that value.

     In some cases, our local presence and fundamental research may provide investment insights into specific opportunities and risks involved in each country or region. This analysis is particularly important for investments in "emerging" markets -- those countries that the international financial community considers to have developing economies and securities markets that are not as established as those in the United States. Emerging countries generally are considered to include every nation in the world except the United States, Canada, Japan, Hong Kong, Singapore, Australia, New Zealand, and the nations in Western Europe (other than Turkey). In general, investments in emerging markets have a higher degree of risk than investments in more established markets.

     Other principal risks involved in investing in the Fund are market, liquidity, counterparty, and lack of timely information risks. These risks are described and discussed later in this Prospectus under the headings "Investment Risks" and "Principal Risks Associated With The Fund." An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation ("FDIC") or any other government agency. As with any other mutual fund, there is always a risk that you may lose money on your investment in the Fund.

     The Fund seeks total return through capital appreciation and current income. The Fund will seek to meet its objective by investing, normally, at least 80% of its assets in equity securities. Although some of its investments may be in smaller, emerging stock markets, the Fund generally invests in securities that are traded in larger, more liquid international securities exchanges.

     [ICON] Fund Performance


     Performance information in the bar chart below is that of the Fund's Investor Class shares which has the longest operating history of the Fund's classes. Information included in the table is that of Investor Class shares. The returns reflected in the bar chart reflect only the applicable total expenses of the Investor Class. If the effect of the Institutional Class' total expenses were reflected, the returns would be higher than those shown because the Institutional Class has lower total expenses.

     The bar chart below shows the Fund's Investor Class actual yearly performance (commonly known as its "total return") for the years ended December 31 over the past decade or since inception. The table below shows the pre-tax and after-tax average annual total returns of Investor Class shares for various periods ended December 31, 2003 compared to the MSCI-EAFE Index and Lipper International Fund Index. The after-tax returns are shown only for Investor Class shares. After-tax returns for Institutional Class shares offered in this Prospectus will vary.

     After-tax returns are provided on a pre-redemption and post-redemption basis. Pre-redemption returns assume you continue to hold your shares and pay taxes on Fund distributions (i.e., dividends and capital gains) but do not reflect taxes that may be incurred upon selling or exchanging shares. Post-redemption returns assume payment of taxes on fund distributions and also that you close your account and pay remaining federal taxes. After-tax returns are calculated using the highest individual federal income tax rates in effect at the time the distribution is paid. State and local taxes are not considered. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. For investors holding their shares in tax-deferred arrangements such as 401(k) plans or individual retirement accounts, the after-tax returns are not relevant.

     The information in the chart and table illustrates the variability of the Fund's Investor Class shares' total return and how its performance compared to a broad based market index and a peer group index. The indices may not reflect payment of fees, expenses or taxes. The Fund is not managed to track the performance of any particular index, including the indices shown below, and consequently, the performance of the Fund may deviate significantly from the performance of the indices shown below. Remember, past performance (before and after taxes) does not indicate how the Fund will perform in the future.

INTERNATIONAL CORE EQUITY FUND -- INVESTOR CLASS
        ACTUAL ANNUAL TOTAL RETURN/1,2/
------------------------------------------------

 '99       '00        '01        '02       '03
------   --------   --------   --------   ------
23.43%   (12.11%)   (16.32%)   (11.80%)   30.21%

------------------------------------------------
  Best Calendar Qtr.  12/99 21.27%
  Worst Calendar Qtr. 9/02 (20.69%)

--------------------------------------------------------------------------
                                          AVERAGE ANNUAL TOTAL RETURN/3/
                                                  AS OF 12/31/03
--------------------------------------------------------------------------
                                                             10 YEARS
                                         1 YEAR 5 YEARS OR SINCE INCEPTION
Investor Class/1,2/
   Return Before Taxes                   30.21%  0.84%       2.04%/3/
   Return After Taxes on Distributions   29.98%  0.14%       1.36%/3/
   Return After Taxes on Distributions
    and Sale of Fund Shares              19.63%  0.39%       1.43%/3/
 MSCI-EAFE Index/4,5/                    38.59% (0.05%)      1.68%/3/
 Lipper International Fund Index/5,6/    36.00%  2.13%       3.52%/3/

/1 /Total return figures include reinvested dividends and capital gain distributions and the effect of Investor Class expenses.
/2 /Return before taxes for Investor Class shares of the Fund year-to-date as of the calendar quarter ended March 31, 2004 was 2.96%.
/3 /The Fund (Investor Class shares) commenced investment operations on October
   28, 1998. Index comparison begins on October 31, 1998, the month end closest to the inception date of the class with the longest performance history.
/4/ The Morgan Stanley Capital International Europe, Australasia and Far East
    Index measures the performance of global stock markets in 21 developed countries. The Lipper International Fund Index (which may or may not include the Fund) is included for comparison to a peer group.
/5/ The indices may not reflect payment of fees, expenses or taxes.
/6/ The Lipper International Fund Index is an equally weighted representation of the 30 largest funds in the Lipper International category. These funds invest in securities with primary trading outside of the U.S. and may own U.S. securities as well.

Fees And Expenses

     This table describes the fees and expenses that you may pay if you buy and hold Institutional Class shares of the Fund.

     SHAREHOLDER FEES PAID DIRECTLY FROM YOUR ACCOUNT

     You pay no fees to purchase Institutional Class shares of the Fund, to exchange to another INVESCO or AIM Fund, or to sell your shares. Accordingly, no fees are paid directly from your shareholder account.

     ANNUAL FUND OPERATING EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS/1/


INVESCO INTERNATIONAL CORE EQUITY FUND--INSTITUTIONAL CLASS
          Management Fees                                   0.75%
          Distribution and Service (12b-1) Fees              None
          Other Expenses/2/                                  0.56
                                                            -----
          Total Annual Fund Operating Expenses/3/            1.31
                                                            =====

 /1/ There is no guarantee that actual expenses will be the same as those shown in the table.
 /2/ Other Expenses are based on estimated average net assets for the current fiscal year.
  /3 /The Fund's Advisor has contractually agreed to waive advisory fees or reimburse expenses to the extent necessary to limit Total Annual Fund Operating Expenses (excluding certain items discussed below) to 1.75% on Institutional Class shares. In determining the Advisor's obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the Total Annual Fund Operating Expenses to exceed the limits: (i) interest; (ii) taxes; (iii) extraordinary items (these are expenses that are not anticipated to arise from the Fund's day-to-day operations), as defined in the Financial Accounting Standard's Board's Generally Accepted Accounting Principles or as approved by the Fund's Board of Trustees; (iv) expenses related to a merger or reorganization, as approved by the Fund's Board of Trustees; and
     (v) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Currently, the only expense offset arrangements from which the Fund benefits are in the form of credits that the Fund receives from banks where the Fund or its transfer agent has deposit accounts in which it holds uninvested cash. Those credits are used to pay certain expenses incurred by the Fund. The expense limitation agreement is in effect through October 31, 2004.

     EXPENSE EXAMPLE

     The Example is intended to help you compare the cost of investing in the Institutional Class shares of the Fund to the cost of investing in other mutual funds.

     The Example assumes that you invested $10,000 in the Institutional Class shares of the Fund for the time periods indicated and then redeemed all of your shares at the end of each period. The Example also assumes that your investment had a 5% return each year and that the Fund's Institutional Class shares' operating expenses remain the same. Although your actual returns and costs may be higher or lower, based on these assumptions your costs would be:


  1 Year 3 Years 5 Years 10 Years
   $133   $415    $718    $1,579

[LOGO]Investment Risks

     You should determine the level of risk with which you are comfortable before you invest. The principal risks of investing in any mutual fund, including the Fund, are:

       Not Insured. Mutual funds are not insured by the FDIC or any other government agency, unlike bank deposits such as CDs or savings accounts.

       No Guarantee. No mutual fund can guarantee that it will meet its investment objectives.

       Possible Loss Of Investment. A mutual fund cannot guarantee its performance, nor assure you that the market value of your investment will increase. You may lose the money you invest, and the Fund will not reimburse you for any of these losses.

BEFORE INVESTING IN A     Volatility. The price of your mutual fund shares
FUND, YOU SHOULD DE-      will increase or decrease with changes in the
TERMINE THE LEVEL OF RISK value of the Fund's underlying investments and
WITH WHICH YOU ARE COM-   changes in the equity markets as a whole.
FORTABLE. TAKE INTO AC-
COUNT FACTORS LIKE YOUR   Not A Complete Investment Plan. An investment in
AGE, CAREER, INCOME AND   any mutual fund does not constitute a complete
TIME HORIZON.             investment plan. The Fund is designed to be only
                          a part of your personal investment plan.

[LOGO]Principal Risks Associated With The Fund

     You should consider the special risk factors discussed below associated with the Fund's policies in determining the appropriateness of investing in the Fund. See the Statement of Additional Information for a discussion of additional risk factors.

     FOREIGN SECURITIES RISKS
     Investments in foreign and emerging markets carry special risks, including currency, political, regulatory, and diplomatic risks. The Fund may invest up to 100% of its assets in foreign securities.

       Currency Risk. A change in the exchange rate between U.S. dollars and a foreign currency may reduce the value of the Fund's investment in a security valued in the foreign currency, or based on that currency value.

       Political Risk. Political actions, events, or instability may result in unfavorable changes in the value of a security.

       Regulatory Risk. Government regulations may affect the value of a security. In foreign countries, securities markets that are less regulated than those in the U.S. may permit trading practices that are not allowed in the U.S.

       Diplomatic Risk. A change in diplomatic relations between the U.S. and a foreign country could affect the value or liquidity of investments.

       Transaction Costs. The costs of buying, selling, and holding foreign securities, including brokerage, tax, and custody costs, may be higher than those associated with domestic transactions.

     EMERGING MARKETS RISK
     Investments in emerging markets carry additional risks beyond those typical of investments in foreign securities. Emerging markets are countries that the international financial community considers to have developing economies and securities markets that are not as established as those in the United States. Emerging markets are generally considered to include every country in the world except the United States, Canada, Japan, Hong Kong, Singapore, Australia, New Zealand, and nations in Western Europe (other than Turkey).

     Investments in emerging markets have a higher degree of risk than investments in more established markets. These countries generally have a greater degree of social, political, and economic instability than do developed markets. Governments of emerging market countries tend to exercise more authority over private business activities, and, in many cases, either own or control large businesses in those countries. Businesses in emerging markets may be subject to nationalization or confiscatory tax legislation that could result in investors -- including the Fund -- losing their entire investment. Emerging markets often have a great deal of social tension. Authoritarian governments and military involvement in government is common. In such markets, there is often social unrest, including insurgencies and terrorist activities.

     Economically, emerging markets are generally dependent upon foreign trade and foreign investment. Many of these countries have borrowed significantly from foreign banks and governments. These debt obligations can affect not only the economy of a developing country, but its social and political stability as well.

     MARKET RISK
     Equity stock prices vary and may fall, thus reducing the value of the Fund's investments. Certain stocks selected for the Fund's portfolio may decline in value more than the overall stock market. In general, the securities of large companies are less volatile than those of mid-size companies or small companies.

     LIQUIDITY RISK
     The Fund's portfolio is liquid if the Fund is able to sell the securities it owns at a fair price within a reasonable time. Liquidity is generally related to the market trading volume for a particular security. Investments in smaller companies or in foreign companies or companies in emerging markets are subject to a variety of risks, including potential lack of liquidity.

     COUNTERPARTY RISK
     This is a risk associated primarily with repurchase agreements and some derivatives transactions. It is the risk that the other party in the transaction will not fulfill its contractual obligation to complete the transaction with the Fund.

     LACK OF TIMELY INFORMATION RISK
     Timely information about a security or its issuer may be unavailable, incomplete, or inaccurate. This risk is more common to securities issued by foreign companies and companies in emerging markets than it is to the securities of U.S.-based companies.

                 --------------------------------------------

     Although the Fund generally invests in equity securities of foreign companies, the Fund also may invest in other types of securities and other financial instruments, indicated in the chart below. Although these investments typically are not part of the Fund's principal investment strategy, they may constitute a significant portion of the Fund's portfolio, thereby possibly exposing the Fund and its investors to the following additional risks.

INVESTMENT                                                                              RISKS
--------------------------------------------------------------------------------------------------------------------------
American Depositary Receipts (ADRs)
These are securities issued by U.S. banks that represent shares of foreign corporations Market, Information, Political,
held by those banks. Although traded in U.S. securities markets and valued in U.S.      Regulatory, Diplomatic, Liquidity,
dollars, ADRs carry most of the risks of investing directly in foreign securities.      and Currency Risks
--------------------------------------------------------------------------------------------------------------------------
Forward Foreign Currency Contracts
A contract to exchange an amount of currency on a date in the future at an agreed-      Currency, Political, Diplomatic,
upon exchange rate might be used by the Fund to hedge against changes in foreign        Counterparty, and Regulatory Risks
currency exchange rates when the Fund invests in foreign securities. Such contracts do not reduce price fluctuations in foreign securities, or prevent losses if the prices of those securities decline.
--------------------------------------------------------------------------------------------------------------------------
Repurchase Agreements
A contract under which the seller of a security agrees to buy it back at an agreed-upon Counterparty Risk price and time in the future.
--------------------------------------------------------------------------------------------------------------------------

[LOGO]Temporary Defensive Positions

     When securities markets or economic conditions are unfavorable or unsettled, we might try to protect the assets of the Fund by investing in securities that are highly liquid, such as high-quality money market instruments like short-term U.S. government obligations, commercial paper, or repurchase agreements, even though that is not the normal investment strategy of the Fund. We have the right to invest up to 100% of the Fund's assets in these securities, although we are unlikely to do so. Even though the securities purchased for defensive purposes often are considered the equivalent of cash, they also have their own risks. Investments that are highly liquid or comparatively safe tend to offer lower returns. Therefore, the Fund's performance could be comparatively lower if it concentrates in defensive holdings.

Fund Management

                         INVESTMENT ADVISOR

INVESCO, AIM, IGAM AND ADI ARE AIM is the investment advisor for the Fund, and
SUBSIDIARIES OF AMVESCAP PLC,  IGAM is the sub-advisor for the Fund. IGAM is an
AN INTERNATIONAL INVESTMENT    affiliate of INVESCO. AIM is located at 11
MANAGEMENT COMPANY THAT        Greenway Plaza, Suite 100, Houston, Texas
MANAGES MORE THAN $381         77046-1173. AIM has acted as an investment
BILLION IN ASSETS WORLDWIDE.   advisor since its organization in 1976. Today,
AMVESCAP IS BASED IN LONDON,   AIM, together with its subsidiaries, advises or
WITH MONEY MANAGERS            manages over 200 investment portfolios,
LOCATED IN EUROPE, NORTH       encompassing a broad range of investment
AND SOUTH AMERICA AND THE      objectives. IGAM is located at 1360 Peachtree
FAR EAST.                      Street, Suite 100, Atlanta, Georgia 30309. As
                               sub-advisor, IGAM is responsible for the Fund's
                               day-to-day management, including the Fund's
                               investment decisions and the execution of
                               securities transactions with respect to the Fund.

                               A I M Distributors, Inc. ("ADI") is the Fund's distributor and is responsible for the sale of the Fund's shares.

                               INVESCO, AIM, IGAM and ADI are subsidiaries of AMVESCAP PLC.

                               Prior to November 25, 2003, INVESCO served as the investment advisor for the Fund. The following table shows the fees the Fund paid to the Advisor for its advisory services in the fiscal year ended October 31, 2003.

--------------------------------------------------------------------
                               ADVISORY FEE AS A PERCENTAGE OF
FUND                      AVERAGE ANNUAL NET ASSETS UNDER MANAGEMENT
--------------------------------------------------------------------
International Core Equity                   0.75%

Portfolio Managers

     The International Core Equity Fund is managed on a day-to-day basis by IGAM, which serves as the sub-advisor to the Fund. When the Advisor refers to team management without naming individual portfolio managers, the Advisor means a system by which a senior investment policy group sets country-by-country allocation of Fund assets and risk controls, while individual country specialists select individual securities within those allocations.

Fund                      Sub-Advisor Portfolio Manager
International Core Equity IGAM        Team Management

Potential Rewards

NO SINGLE FUND SHOULD REPRE-      The Fund offers shareholders the potential
SENT YOUR COMPLETE INVEST-        to increase the value of its capital over
MENT PROGRAM NOR SHOULD           time; the Fund also offers the opportunity
YOU ATTEMPT TO USE THE FUND       for current income. Like most mutual funds,
FOR SHORT-TERM TRADING            the Fund seeks to provide higher returns
PURPOSES.                         than the market or its competitors, but
                                  cannot guarantee that performance. The Fund
                                  seeks to minimize risk by investing in many
                                  different compa- nies in a variety of
                                  industries.


     SUITABILITY FOR INVESTORS

     Only you can determine if an investment in the Fund is right for you based upon your own economic situation, the risk level with which you are comfortable and other factors. In general, the Fund is most suitable for investors who:
    . are willing to grow their capital over the long-term (at least five years)
    . can accept the additional risks associated with international investing . understand that shares of the Fund can, and likely will, have daily price fluctuations
    . are investing through tax-deferred retirement accounts, such as traditional and Roth Individual Retirement Accounts ("IRAs"), as well as employer-sponsored qualified retirement plans, including 401(k)s and 403(b)s, all of which have longer investment horizons.

     You probably do not want to invest in the Fund if you are:
    . primarily seeking current dividend income (although the Fund does seek to provide income in addition to capital appreciation)
    . unwilling to accept potentially significant changes in the price of Fund shares
    .  speculating on short-term fluctuations in the stock markets
    . uncomfortable with the special risks associated with international investing.

Share Price

CURRENT MARKET VALUE OF FUND ASSETS DETERMINATION OF NET ASSET VALUE
+ACCRUED INTERESTS AND DIVIDENDS
-FUND DEBTS,                        The price of the Fund's shares is the Fund's net
INCLUDING ACCRUED EXPENSES          asset value per share. The Fund values portfolio
/ NUMBER OF SHARES                  securities for which market quotations are
= YOUR SHARE PRICE (NAV)            readily available at market value. The Fund's
                                    short-term investments are valued at amortized
                                    cost when the security has 60 days or less to
                                    maturity.

                                    The Fund values all other securities and assets
                                    at their fair value. Securities and other as-sets
                                    quoted in foreign currencies are valued in U.S.
                                    dollars based on the prevailing ex-

     change rates on that day. In addition, if, between the time trading ends on a particular security and the close of the customary trading session of the NYSE, events occur that may materially affect the value of the security, the Fund may value the security at its fair value as determined in good faith by or under the supervision of the Board of Trustees of the Fund. The effect of using fair value pricing is that the Fund's net asset value will be subject to the judgment of the Board of Trustees or its designee instead of being determined by the market. Because the Fund may invest in securities that are primarily listed on foreign exchanges that trade on days when the Fund does not price its shares, the value of the Fund's assets may change on days when you will not be able to purchase or redeem Fund shares.

     The Fund determines the net asset value of its shares on each day the NYSE is open for business, as of the close of the customary trading session, or any earlier NYSE closing time that day. Because the Institutional Class' expense vary from other classes of the Fund, NAV is calculated separately for that class.

     TIMING OF ORDERS
     You can purchase, exchange or redeem shares during the hours of the customary trading session of the NYSE. The Fund prices purchase, exchange and redemption orders at the net asset value calculated after the transfer agent receives an order in good order. The Fund may postpone the right of redemption only under unusual circumstances, as allowed by the Securities and Exchange Commission, such as when the NYSE restricts or suspends trading.

Tools Used to Combat Excessive Short-Term Trading Activity

     While the Fund provides its shareholders with daily liquidity, their investment programs are designed to serve long-term investors. Excessive short-term trading activity in the Fund's shares (i.e., a purchase of Fund shares followed shortly thereafter by a redemption of such shares, or vice versa) may hurt the long-term performance of certain funds by requiring them to maintain an excessive amount of cash or to liquidate portfolio holdings at a disadvantageous time. AIM and its affiliates (collectively, the "AIM Affiliates") currently use the following tools designed to discourage excessive short-term trading in the retail funds within The AIM Family of Funds(R) and the INVESCO family of funds (together, the "AIM and INVESCO Funds"):
      .  trade activity monitoring;
      .  trading guidelines;
      . redemption fee on trades in certain AIM and INVESCO Funds; and . selective use of fair value pricing.

     Each of these tools is described in more detail below. Although these tools are designed to discourage excessive short-term trading, you should understand that none of these tools alone nor all of them taken together eliminate the possibility that excessive short-term trading activity in the AIM and INVESCO Funds will occur. Moreover, each of these tools involves judgments that are inherently subjective. The AIM Affiliates seek to make these judgments to the best of their abilities in a manner that they believe is consistent with shareholder interests.

     TRADE ACTIVITY MONITORING
     The AIM Affiliates monitor selected trades on a daily basis in an effort to detect excessive short-term trading activities. If, as a result of this monitoring, the AIM Affiliates believe that a shareholder has engaged in excessive short-term trading, they may, in their discretion, ask the shareholder to stop such activities or refuse to process purchases or exchanges in the shareholder's accounts other than exchanges into a money market fund. In making such judgments, the AIM Affiliates seek to act in a manner that they believe is consistent with the best interests of shareholders.

     The ability of the AIM Affiliates to monitor trades that are placed by the underlying shareholders of omnibus accounts maintained by brokers, retirement plan accounts and approved fee-based program accounts is severely limited in those instances in which the broker, retirement plan administrator or fee-based program sponsor maintains the underlying shareholder accounts. This is one reason why this tool cannot eliminate the possibility of excessive short-term trading.

     TRADING GUIDELINES
     If a shareholder exceeds four exchanges out of an AIM or INVESCO Fund (other than AIM Money Market Fund, AIM Tax-Exempt Cash Fund, AIM Limited Maturity Treasury Fund and INVESCO U.S. Government Money Fund) per calendar year, or a AIM or INVESCO Fund or ADI determines, in its sole discretion, that a shareholder's short-term trading activity is excessive (regardless of whether or not such shareholder exceeds such guidelines), it may, in its discretion, reject any additional purchase and exchange orders. Each AIM or INVESCO Fund and ADI reserves the discretion to accept exchanges in excess of these guidelines on a case-by-case basis if it believes that granting such exceptions would be consistent with the best interests of shareholders. An exchange is the movement out of (redemption) one AIM or INVESCO Fund and into (purchase) another AIM or INVESCO Fund.

     The ability of the AIM Affiliates to monitor exchanges made by the underlying shareholders of omnibus accounts maintained by brokers, retirement plan accounts and approved fee-based program accounts is severely limited in those instances in which the broker, retirement plan administrator or fee-based program sponsor maintains the underlying shareholder accounts. This is one reason why this tool cannot eliminate the possibility of excessive short-term trading.

     REDEMPTION FEE
     Certain shareholders may be charged a 2.00% redemption fee if the shareholders redeem, including redeeming by exchange, Class A, Investor Class or Institutional Class (applicable only to INVESCO S&P 500 Index
     Fund) shares of certain funds within 30 days of purchase. The AIM Affiliates expect to charge the redemption fee on other classes of shares when the AIM or INVESCO Funds' transfer agent system has the capability of processing the fee across these other classes. Please see the section entitled "How to Sell Shares -- Redemption Fees" for more information.

     The ability of an AIM or INVESCO Fund to assess a redemption fee on the underlying shareholders of omnibus accounts maintained by brokers, retirement plan accounts and approved fee-based program accounts is severely limited in those instances in which the broker, retirement plan administrator or fee-based program sponsor maintains the underlying shareholder account and may be further limited by systems limitations applicable to these types of accounts. Additionally, the AIM Affiliates maintain certain retirement plan accounts on a record keeping system that is currently incapable of processing the redemption fee. The provider of this system is working to enhance the system to facilitate the processing of this fee. These are two reasons why this tool cannot eliminate the possibility of excessive short-term trading activity.

     FAIR VALUE PRICING
     The trading hours for most foreign securities end prior to the close of the New York Stock Exchange, the time the AIM or INVESCO Fund's net asset value is calculated. The occurrence of certain events after the close of foreign markets, but prior to the close of the U.S. market (such as a significant surge or decline in the U.S. market) often will result in an adjustment to the trading prices of foreign securities when foreign markets open on the following business day. If such events occur, the AIM or INVESCO Fund may value foreign securities at fair value, taking into account such events, when it calculates its net asset value. Fair value determinations are made in good faith in accordance with procedures adopted by the Board of Directors or Trustees of the AIM or INVESCO Fund. Please see the section entitled "Share Price" for more information.

     Fair value pricing results in an estimated price and may reduce the possibility that short-term traders could take advantage of potentially "stale" prices of portfolio holdings. However, it cannot eliminate the possibility of excessive short-term trading.

How To Buy Shares

TO BUY SHARES AT THAT    The Fund offers multiple classes of shares. The
DAY'S CLOSING PRICE. YOU chart in this section shows several convenient
MUST CONTACT US BEFORE   ways to invest in the Institutional Class shares
THE CLOSE OF THE NYSE,   of the Fund if you invest directly through AIM
NORMALLY 4:00 P.M. EAST- Investment Services, Inc. ("AIS"), the Fund's
ERN TIME.                transfer agent. There is no charge to invest,
                         exchange, or redeem shares when you make transactions directly through AIS. However, if you invest in the Fund through a securities broker or any other third party, you may be charged a commission or transaction fee for purchases of Fund shares.

     For all new accounts, please send a completed application form, and specify the fund or funds and class or classes of shares you wish to purchase. Purchase orders will not be processed unless the account application and purchase payment are received in good order. In accordance with the USA Patriot Act, if you fail to provide all the required information requested in the current account application, your purchase order will not be processed. Additionally, Federal law requires that the Fund verify and record your identifying information.

     A share of each class represents an identical interest in the Fund and has the same rights, except that each class bears its own distribution and shareholder servicing charges, and other expenses. The income attributable to each class and the dividends payable on the shares of each class will be reduced by the amount of the distribution fee, if applicable, and the other expenses payable by that class.

     ADI reserves the right to increase, reduce, or waive the Fund's minimum investment requirements in its sole discretion, if it determines this action is in the best interests of the Fund's shareholders. ADI also reserves the right in its sole discretion to reject any order to buy Fund shares, including purchases by exchange. If the Fund determines that you have not provided a correct social security or other tax ID number on your account application, or the Fund is not able to verify your identity as required by law, the Fund may, at its discretion, redeem the account and distribute the proceeds to you.

     Please remember that if you pay by check, or wire, and your funds do not clear, you will be responsible for any related loss to the Fund or AIS. If you are already an INVESCO Funds shareholder, the Fund may seek reimbursement for any loss from your existing account(s).

            Institutional Investors
                Minimum Initial Investment             $ 10,000,000
                Minimum Balance                        $  5,000,000
                Minimum Subsequent Investment          $  1,000,000

            Retirement Plans or Employee Benefit Plans
                Minimum Total Plan Assets              $100,000,000
                Minimum Initial Investment             $ 10,000,000
                Minimum Balance                        $  5,000,000
                Minimum Subsequent Investment          $  1,000,000

     HOW TO PURCHASE SHARES

     You may purchase shares using one of the options below. Purchase orders will not be processed unless the account application and purchase payment are received in good order. In accordance with the USA PATRIOT Act, if you fail to provide all the required information requested in the current account application, your purchase order will not be processed. Additionally, Federal law requires that the fund verify and record your identifying information.

     PURCHASE OPTIONS

     The following chart shows several ways to invest in the Fund if you invest directly through AIS.

                               OPENING AN ACCOUNT                              ADDING TO AN ACCOUNT
------------------------------------------------------------------------------------------------------------------------------
Through a Financial Consultant Contact your financial consultant.              Same. These shares are offered only to in-
                               The financial consultant should mail your       stitutional investors and qualified retirement
                               completed account application to the transfer   plans. These shares are not available to retail
                               agent,                                          investors. AIS does not accept cash, credit
                               AIM Investment Services, Inc.,                  cards, travelers' cheques, credit card checks,
                               P.O. Box 0843,                                  instant loan checks, money orders, or third
                               Houston, TX 77210-0843.                         party checks unless they are from another
                               The financial consultant should call the trans- financial institution related to a retirement fer agent at (800) 659-1005 to receive a refer- plan transfer.
                               ence number. Then, use the following wire
                               instructions:
                               Beneficiary Bank
                               ABA/Routing #: 113000609
                               Beneficiary Account Number: 00100366732
                               Beneficiary Account Name: AIM Investment
                               Services, Inc.
                               RFB: Fund Name, Reference #
                               OBI: Your Name, Account #
By Telephone                   Open your account as described above.           Call the transfer agent at (800) 659-1005 and
                                                                               wire payment for your purchase order in
                                                                               accordance with the wire instructions noted
                                                                               above.

     Exchange Policy. You may exchange your shares in the Fund for shares of the same class in another INVESCO Fund or another AIM Fund on the basis of their respective NAVs at the time of the exchange.

FUND EXCHANGES CAN BE A     Before making any exchange, be sure to review the
CONVENIENT WAY FOR YOU TO   prospectuses of the funds involved and consider
DIVERSIFY YOUR INVESTMENTS, the differences between the funds. Also, be
OR TO REALLOCATE YOUR IN-   certain that you qualify to purchase certain
VESTMENTS WHEN YOUR OB-     classes of shares in the new fund. An exchange is
JECTIVES CHANGE.            the sale of shares from one fund immediately
                            followed by the purchase of shares in another.
                            Therefore, any gain or loss realized on the exchange is recogniz-able for federal income tax purposes (unless, of course, you or your account qualifies as tax-deferred under the Internal
                            Revenue Code). If the shares of the fund you are selling have gone up in value since you bought them, the sale portion of an exchange may result in taxable income to you.

     We have the following policies governing exchanges:
    . Both AIM or INVESCO Fund accounts involved in the exchange must be registered in exactly the same name(s) and Social Security or federal tax I.D. number(s).
    . If you exceed four exchanges out of a AIM or INVESCO Fund (other than AIM Money Market Fund, AIM Tax-Exempt Cash Fund, AIM Limited Maturity Treasury Fund and INVESCO U.S. Government Money Fund) per calendar year, or a Fund or ADI determines, in its sole discretion, that your short-term trading activity is excessive (regardless of whether or not you exceed such guidelines), it may, in its discretion, reject any additional purchase and exchange orders. Each Fund and ADI reserves the discretion to accept exchanges in excess of these guidelines on a case-by-case basis if it believes that granting such exceptions would be consistent with the best interests of shareholders. An exchange is the movement out of (redemption) one Fund and into (purchase) another Fund.
    . Please see the subsection entitled (Tools Used to Combat Excessive Short-Term Trading Activity--Trading Guidelines) for more information.
    . Under unusual market conditions, an AIM or INVESCO Fund may delay the purchase of shares being acquired in an exchange for up to five business days if it determines that it would be materially disadvantaged by the immediate transfer of exchange proceeds. The exchange privilege is not an option or right to purchase shares. Any of the participating AIM or INVESCO Funds or the distributor may modify or terminate this privilege at any time. The AIM or INVESCO Fund or ADI will provide you with notice of such modification or termination whenever it is required to do so by applicable law, but may impose changes at any time for emergency purposes.

     In addition, the ability to exchange may be temporarily suspended at any time that sales of the AIM or INVESCO Fund into which you wish to exchange are temporarily stopped.

     Redemption Fees. You may be charged a redemption fee on certain redemptions including redemptions by exchange. For more information on redemption fees, please see the subsection of the Prospectus entitled "How to Sell Shares--Redemption Fees."

     Choosing a Share Class. In deciding which class of shares to purchase, you should consider, among other things, (i) the length of time you expect to hold your shares, (ii) the provisions of the distribution plan applicable to the class, if any, (iii) the eligibility requirements that apply to purchases of a particular class, and (iv) any services you may receive in making your investment determination. Institutional Class shares are intended for use by institutions such as employee benefit plans, retirement plan sponsors and banks acting for themselves or in a fiduciary or similar capacity. Institutional Class shares of the Fund are available for the collective and common trust funds of banks, banks investing for their own accounts and banks investing for the accounts of public entities (e.g., Taft-Hartley funds, states, cities or government agencies) that do not pay commissions or distribution fees.

Your Account Services

AIS PROVIDES YOU WITH SERVICES     Shareholder Accounts. Unless your account is held
DESIGNED TO MAKE IT SIMPLE FOR YOU at a brokerage firm, AIS maintains your share
TO BUY, SELL, OR EXCHANGE YOUR     account, which contains your current Fund
SHARES OF ANY INVESCO MUTUAL FUND. holdings. The Fund does not issue share certificates.

                                   Quarterly Investment Summaries. Each calendar
                                   quarter, you receive a written state-ment which
                                   consolidates and summarizes account activity and
                                   value at the beginning and end of the period for
                                   each of your INVESCO Funds.

     Transaction Confirmations. You will receive detailed confirmations of individual purchases, exchanges, and sales. If you choose certain recurring transaction plans, your transactions are confirmed on your quarterly Investment Summaries.

     Telephone Transactions. You may buy, exchange, and sell Fund shares by telephone, unless you specifically decline these privileges when you fill out the new account Application.

YOU CAN CONDUCT MOST TRANSACTIONS Unless you decline the telephone transaction
AND CHECK ON YOUR ACCOUNT         privileges, when you fill out and sign the new
THROUGH OUR TOLL-FREE TELEPHONE   account Application, a Telephone Transaction
NUMBER. YOU MAY ALSO ACCESS       Authorization Form, or use your tele-phone
PERSONAL ACCOUNT INFORMATION AT   transaction privileges, you lose certain rights
OUR WEBSITE. AIMINVESTMENTS.COM   if someone gives fraudulent or un-authorized
                                  instructions to AIS that result in a loss to you.
                                  In general, if AIS has followed reasonable
                                  procedures, such as recording telephone
                                  instructions and sending written transaction
                                  confirmations, AIS is not liable for following
                                  telephone instructions that it be-lieves to be
                                  genuine. Therefore, you have the risk of loss due
                                  to unauthorized or fraudu-lent instructions.

     IRAs and Other Retirement Plans. Shares of any INVESCO or AIM mutual fund may be purchased for IRAs and many other types of tax-deferred retirement plans. Please call AIS for information and forms to establish or transfer your existing retirement plan or account.

How To Sell Shares

     The chart in this section shows several convenient ways to sell your Fund shares if you invest directly through AIS. If you invest in the Fund through a securities broker or any other third party, you may be charged a commission or transaction fee for sales of Fund shares. Shares of the Fund may be sold at any time at the next NAV calculated after your request to sell is received by AIS in proper form. Depending on Fund performance, the NAV at the time you sell your shares may be more or less than the price you paid to purchase your shares.

TO SELL SHARES AT THAT DAY'S CLOSING If you own shares in more than one fund, please
PRICE, YOU MUST CONTACT US BEFORE    specify the fund whose shares you wish to sell
4:00 P.M. EASTERN TIME.              and specify the class of shares. Remember that
                                     any sale or exchange of shares in a
                                     non-retirement account will likely result in a
                                     taxable gain or loss.

     While AIS attempts to process telephone redemptions promptly, there may be times -- particularly in periods of severe economic or market disruption -- when you may experience delays in redeeming shares by telephone.

     AIS usually forwards the proceeds from the sale of fund shares within seven days after we receive your request to sell in proper form. However, payment may be postponed under unusual circumstances -- for instance, if normal trading is not taking place on the NYSE, or during an emergency as defined by the Securities and Exchange Commission. If your fund shares were purchased by a check which has not yet cleared, payment will be made promptly when your purchase check does clear; that can take up to twelve business days.

HOW TO REDEEM SHARES

Generally, we will not charge you any fees to redeem your shares. Your broker or financial consultant may charge service fees for handling redemption transactions. The following chart shows several ways to sell your Fund shares if you invest directly through AIS.

---------------------------------------------------------------------------------
Through a Financial Consultant Contact your financial consultant.

                               Redemption proceeds will be sent in accordance with the wire instructions specified in the account applica-tion provided to the transfer agent. The transfer agent must receive your financial intermediary's call before the close of the customary trading session of the New York
                               Stock Exchange (NYSE) on days the NYSE is open for business in order to effect the redemption at the day's closing price.


By Telephone                   A person who has been authorized in the account
                               application to effect transactions may make
                               redemptions by telephone. You must call the
                               transfer agent before the close of the customary
                               trading session of the NYSE on days the NYSE is
                               open for business in order to effect the
                               redemption at that day's closing price.
---------------------------------------------------------------------------------

     Redemption Fees. You may be charged a 2.00% redemption fee (on total redemption proceeds) if you redeem, including redeeming by exchange, Class A, Investor Class or Institutional Class (applicable only to INVESCO S&P 500 Index Fund) shares of the following Funds (either by selling or exchanging to another AIM Fund or INVESCO Fund) within 30 days of their purchase:

              AIM Asia Pacific Growth   AIM Global Value Fund
               Fund                     AIM High Yield Fund
              AIM Developing Markets    AIM International
               Fund                     Emerging Growth Fund
              AIM European Growth Fund  AIM International Growth
              AIM European Small        Fund
               Company Fund             AIM Trimark Fund
              AIM Global Aggressive     INVESCO International
               Growth Fund              Core Equity Fund
              AIM Global Growth Fund    INVESCO S&P 500 Index
              AIM Global Equity Fund    Fund

     The redemption fee will be retained by the AIM or INVESCO Fund from which you are redeeming shares (including redemptions by exchange), and is intended to offset the trading costs, market impact and other costs associated with short-term money movements in and out of the AIM or INVESCO Fund. The redemption fee is imposed to the extent that the number of AIM or INVESCO Fund shares you redeem exceeds the number of AIM or INVESCO Fund shares that you have held for more than 30 days. In determining whether the minimum 30 days holding period has been met, only the period during which you have held shares of the AIM or INVESCO Fund from which you are redeeming is counted. For this purpose, shares held longest will be treated as being redeemed first and shares held shortest as being redeemed last.

     The 2.00% redemption fee will not be charged on transactions involving the following:
      . total or partial redemptions of shares by omnibus accounts maintained by brokers that do not have the systematic capability to process the redemption fee;
      . total or partial redemptions of shares by approved fee-based programs that do not have the systematic capability to process the redemption fee;

      . total or partial redemptions of shares held through retirement plans maintained pursuant to Sections 401, 403, 408, 408A and 457 of the Internal Revenue Code (the "Code") where the systematic capability to process the redemption fee does not exist;
      . total or partial redemptions effectuated pursuant to an automatic non-discretionary rebalancing program or a systematic withdrawal plan set up in the AIM or INVESCO Funds;
      . total or partial redemptions requested within 30 days following the death or post-purchase disability of (i) any registered shareholder on an account or (ii) the settlor of a living trust which is the registered shareholder of an account, of shares held in the account at the time of death or initial determination of post-purchase disability;
      . total or partial redemptions of shares acquired through reinvestment of dividends and other distributions; or
      .  redemptions initiated by an AIM or INVESCO Fund.

     The AIM Affiliates' goal is to apply the redemption fee on all classes of shares regardless of the type of account in which such shares are held. This goal is not immediately achievable because of systems limitations and marketplace resistance. Currently, the redemption fee may be applied on Class A, Investor Class or Institutional Class (applicable only to INVESCO S&P 500 Index Fund) shares. AIM expects to charge the redemption fee on all other classes of shares when the AIM or INVESCO Funds' transfer agent system has the capability of processing the fee across these other classes. In addition, AIM intends to develop a plan to encourage brokers that maintain omnibus accounts, sponsors of fee-based program accounts and retirement plan administrators for accounts that are exempt from the redemption fee pursuant to the terms above to modify computer programs to impose the redemption fee or to develop alternate processes to monitor and restrict short-term trading activity in the AIM or INVESCO Funds. Lastly, the provider of AIM's retirement plan record keeping system is working to enhance the system to facilitate the processing of the redemption fee. Until such computer programs are modified or alternate processes are developed, the AIM or INVESCO Fund's ability to assess a redemption fee on these types of share classes and accounts is severely limited. These are reasons why the redemption fees cannot eliminate the possibility of excessive short-term trading activity.

     The AIM or INVESCO Funds have the discretion to waive the 2.00% redemption fee if a fund is in jeopardy of failing the 90% income test or losing its registered investment company qualification for tax purposes.

Taxes

TO AVOID BACKUP WITHHOLDING, BE     Everyone's tax status is unique. We manage the
SURE WE HAVE YOUR CORRECT SOCIAL    Fund in an effort to provide maximum total
SECURITY OR TAXPAYER IDENTIFICATION returns to all shareholders of the Fund. The
NUMBER.                             Advisor generally focuses on pre-tax results and
                                    ordinarily does not manage the Fund to minimize
                                    taxes. We may, nevertheless, take advan-tage of
                                    opportunities to mitigate taxes through
                                    management of capital gains and losses. We
                                    encourage you to consult your own tax adviser on
                                    the tax impact to you of investing di-rectly or
                                    indirectly in the Fund.

     The Fund customarily distributes to its shareholders substantially all of its net investment income, net capital gain and net gain from foreign currency transactions, if any. You receive a proportionate part of these distributions, depending on the percentage of the Fund's shares that you own. These distributions are required under federal tax laws governing mutual funds. It is the intent of the Fund to distribute all investment company taxable income and net capital gain. As a result of this policy and the Fund's qualification as a regulated investment company, it is anticipated that the Fund will not pay any federal income or excise taxes.

     However, unless you are (or your account is) exempt from income taxes, you must include all dividends and capital gain distributions paid to you by the Fund in your taxable income for federal, state, and local income tax purposes. You also may realize capital gains or losses when you sell shares of the Fund at more or less than the price you originally paid. An exchange is treated as a sale, and is a taxable event. Dividends and other distributions usually are taxable whether you receive them in cash or automatically reinvest them in shares of the distributing Fund(s) or other funds.

     If you have not provided AIS with complete, correct tax information, the Fund is required by law to withhold from your distributions, and any money that you receive from the sale of shares of the Fund, a backup withholding tax at the rate in effect on the date of the transaction.

     Unless your account is held at a brokerage firm, we will provide you with detailed information every year about your dividends and capital gain distributions. Depending on the activity in your individual account, we may also be able to assist with cost basis figures for shares you sell.

     Dividends And Capital Gain Distributions


     The Fund earns ordinary or investment income primarily from dividends and interest on their investments. The Fund expects to distribute substantially all of this investment income, less Fund expenses, to shareholders annually. The Fund can make distributions at other times, if it chooses to do so.

NET INVESTMENT INCOME AND NET     The Fund also realizes capital gains or losses
REALIZED CAPITAL GAIN ARE DIS-    when it sells securities in its portfolio for
TRIBUTED TO SHAREHOLDERS AT       more or less than it had paid for them. If total
LEAST ANNUALLY. DISTRIBUTIONS ARE gains on sales exceed total losses (including
TAXABLE WHETHER REINVESTED IN     losses carried forward from previous years), the
ADDITIONAL SHARES OR PAID TO YOU  Fund has a net realized capital gain. Net
IN CASH (EXCEPT FOR TAX-EXEMPT OR realized capital gain, if any, is distributed to
TAX-DEFERRED ACCOUNTS).           shareholders at least annually, usually in
                                  December. Dividends and capital gain
                                  distributions are paid to you if you hold shares
                                  on the record date of the distribution
                                  regardless of how long you have held your shares.

                                  Under present federal income tax laws, capital
                                  gains may be taxable at different rates,
                                  depending on how long the Fund has held the
                                  underlying investment. Short-term capital gains
                                  which are derived from the sale of assets held
                                  one year or less are taxed as ordinary income.
                                  Long-term capital gains which are derived from
                                  the sale of assets held for more than one year are

     taxed at up to the maximum capital gains rate, currently 15% for individuals (20% for gains that the Fund recognized prior to May 6, 2003).

     The Fund's daily NAV reflects all realized capital gains that have not yet been distributed to shareholders. Therefore, the Fund's NAV will drop by the amount of a distribution, net of market fluctuations, on the day the distribution is declared. If you buy shares of the Fund just before a distribution is declared, you may wind up "buying a distribution." This means that if the Fund declares a dividend or capital gain distribution shortly after you buy, you will receive some of your investment back as a taxable distribution. Although purchasing your shares at the resulting higher NAV may mean a smaller capital gain or greater loss upon sale of the shares, most shareholders want to avoid the purchase of shares immediately before the distribution record date. However, keep in mind that your basis in the Fund will be increased to the extent such distributions are reinvested in the Fund. If you sell your shares of the Fund at a loss for tax purposes and then replace those shares with a substantially identical investment either thirty days before or after that sale, the transaction is usually considered a "wash sale" and you will not be able to claim a tax loss at the time of sale. Instead the loss will be deferred to a later date.

     Dividends and capital gain distributions paid by the Fund are automatically reinvested in additional Fund shares at the NAV on the ex-distribution date, unless you choose to have them automatically reinvested in another INVESCO or AIM Fund or paid to you by check or electronic funds transfer. If you choose to be paid by check, the minimum amount of the check must be at least $10; amounts less than that will be automatically reinvested. Dividends and other distributions, whether received in cash or reinvested in additional Fund shares, are generally subject to federal income tax.

Financial Highlights

The financial highlights table is intended to help you understand the financial performance of the Fund for the past five years (or, if shorter, the period of the class's operations). Certain information reflects financial results for a single Fund share. The total returns in the table represent the annual percentages that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, independent accountants, whose report, along with the financial statements, is included in the INVESCO International Blue Chip Value Fund's 2003 Annual Report to Shareholders, which is available without charge by contacting AIS at the address or telephone number on the back cover of this Prospectus. As of the date of this prospectus Institutional Class shares had not yet commenced operations and therefore, financial information for the Institutional Class is not available.

                                                                                      INVESTOR CLASS
                                                                   ---------------------------------------------------
                                                                                  YEAR ENDED OCTOBER 31,
                                                                   ---------------------------------------------------
                                                                       2003        2002      2001      2000      1999
-----------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                               $  7.35       $  8.17   $ 11.16   $ 11.23   $ 10.02
-----------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                        0.06/(a)/     0.05      0.03     (0.01)     0.02
-----------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and unrealized)     1.44         (0.87)    (2.07)     0.27      1.21
-----------------------------------------------------------------------------------------------------------------------
    Total from investment operations                                  1.50         (0.82)    (2.04)     0.26      1.23
-----------------------------------------------------------------------------------------------------------------------
Less distributions:
  Dividends from net investment income                               (0.02)           --     (0.01)    (0.05)    (0.02)
-----------------------------------------------------------------------------------------------------------------------
  Distributions from net realized gains                                 --            --     (0.94)    (0.28)    (0.00)
-----------------------------------------------------------------------------------------------------------------------
    Total distributions                                              (0.02)           --     (0.95)    (0.33)    (0.02)
-----------------------------------------------------------------------------------------------------------------------
Redemption fees added to paid-in-capital                              0.00          0.00      0.00      0.00      0.00
-----------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                     $  8.83       $  7.35   $  8.17   $ 11.16   $ 11.23
-----------------------------------------------------------------------------------------------------------------------
Total return/(b)/                                                    20.42%       (10.04)%  (19.74)%    2.66%    11.77%
-----------------------------------------------------------------------------------------------------------------------
Ratios/supplemental data:
Net assets, end of period (000s omitted)                           $46,920       $40,620   $46,562   $61,708   $51,710
-----------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets:
-----------------------------------------------------------------------------------------------------------------------
  With expense reimbursements                                         2.00%/(c)/    1.99%     1.89%     2.04%     2.09%
-----------------------------------------------------------------------------------------------------------------------
  Without expense reimbursements                                      2.26%/(c)/    1.99%     1.89%     2.04%     2.56%
-----------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) to average net assets           0.78%/(c)/    0.42%     0.12%    (0.37)%    0.30%
-----------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                                 51%           44%       54%       59%      112%
-----------------------------------------------------------------------------------------------------------------------

/(a)/Calculated using average shares outstanding.
/(b)/Includes adjustments in accordance with accounting principles generally accepted in the United States of America.
/(c)/Ratios are based on average daily net assets of $41,033,718.

     April 30, 2004

     AIM INTERNATIONAL MUTUAL FUNDS
     INVESCO INTERNATIONAL CORE EQUITY FUND -- INSTITUTIONAL CLASS

     You may obtain additional information about the Fund from several sources:

     Financial Reports. Although this Prospectus describes the Fund's anticipated investments and operations, the Fund also prepares annual and semiannual reports that detail the Fund's actual investments at the report date. These reports include discussion of the Fund's recent performance, as well as the effect of market and general economic trends and the Fund's investment strategy on the Fund's performance. The annual report also includes the report of the Fund's independent accountants.

     Statement of Additional Information. The SAI dated April 30, 2004 is a supplement to this Prospectus, and has detailed information about the Fund and its investment policies and practices. A current SAI for the Fund is on file with the Securities and Exchange Commission and is incorporated into this Prospectus by reference; in other words, the SAI is legally a part of this Prospectus, and you are considered to be aware of the contents of the SAI.

     Internet. The current Prospectus, annual report, and semiannual report of the Fund may be accessed through AIM's Web site at aiminvestments.com. AIM's website is not a part of this prospectus. In addition, the Prospectus, SAI, annual report, and semiannual report of the Fund are available on the SEC Web site at www.sec.gov.

     To obtain a free copy of the current Prospectus, SAI, annual report, or semiannual report, write to AIM Investment Services, Inc., P.O. Box 4739, Houston, Texas 77210-4739; or call 1-800-347-4246. Copies of these materials are also available (with a copying charge) from the SEC's Public Reference Section at 450 Fifth Street, N.W., Washington, D.C. 20549-0102. Information on the operation of the Public Reference Room, including information about duplicating fee charges, can be obtained by calling 1-202-942-8090 or by electronic request at the following E-mail address: publicinfo@sec.gov. The SEC file numbers for the Fund are 811-6463 and 033-44611.
     I-ICE-PRO-2

                       STATEMENT OF ADDITIONAL INFORMATION

                         AIM INTERNATIONAL MUTUAL FUNDS

  INVESCO International Core Equity Fund - Investor Class, Institutional Class,
                              Class A, B, C, and R

                                    Address:

                 11 Greenway Plaza, Suite 100, Houston, TX 77046

                                Mailing Address:

                     P. O. Box 4739, Houston, TX 77210-4739

                                   Telephone:

                           In continental U.S., call:

                                 1-800-347-4246

                                 April 30, 2004

------------------------------------------------------------------------------

     A Prospectus for the Investor Class, Class A, B, C, and R shares of INVESCO International Core Equity Fund (the "Fund") dated April 30, 2004, and a Prospectus for the Institutional Class shares of the Fund, dated April 30, 2004, provide the basic information you should know before investing in the Fund. This Statement of Additional Information ("SAI") is incorporated by reference into the Fund's Prospectuses; in other words, this SAI is legally part of the Fund's Prospectuses. Although this SAI is not a prospectus, it contains information in addition to that set forth in the Prospectuses. It is intended to provide additional information regarding the activities and operations of the Fund and should be read in conjunction with the Prospectuses. Prior to November 25, 2003, the Fund was a series portfolio of a Maryland corporation named AIM International Funds, Inc. II (formerly, INVESCO International Funds, Inc.).

     You may obtain, without charge, the current Prospectuses, SAI, and annual and semiannual reports of the Fund by writing to AIM Investment Services, Inc., P.O. Box 4739, Houston, Texas 77210-4739, or by calling 1-800-347-4246. The Prospectus, annual report, and semiannual report of the Investor Class, Class A, B, C and R shares of the Fund are also available through the AIM website at aiminvestments.com.

                                TABLE OF CONTENTS

The Trust.......................................................................            1

Shares of Beneficial Interest...................................................            1

Investments, Policies and Risks.................................................            3

Investment Restrictions.........................................................           24

Management of the Fund .........................................................           26

Trustees and Officers of the Trust..............................................           35

Code of Ethics..................................................................           39

Proxy Voting Policies...........................................................           39

Control Persons and Principal Holders of Securities.............................           39

Distribution of Securities......................................................           40

Other Service Providers.........................................................           68

Brokerage Allocation and Other Practices........................................           68

Tax Consequences of Owning Shares of the Fund...................................           70

Performance.....................................................................           73

Pending Litigation..............................................................           77

APPENDICES:

RATING OF DEBT SECURITIES.......................................................          A-1

TRUSTEES AND OFFICERS...........................................................          B-1

TRUSTEE COMPENSATION TABLE......................................................          C-1

PROXY VOTING POLICIES...........................................................          D-1

CONTROL PERSONS AND PRINCIPAL HOLDER OF SECURITIES..............................          E-1

PENDING LITIGATION..............................................................          F-1

FINANCIAL STATEMENTS............................................................           FS

                                    THE TRUST

AIM International Mutual Funds (the "Trust") is a Delaware statutory trust which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company. The Trust currently consists of six separate portfolios: AIM Asia Pacific Growth Fund, AIM European Growth Fund, AIM Global Aggressive Growth Fund, AIM Global Growth Fund, AIM International Growth Fund and INVESCO International Core Equity Fund, (each a "Fund" and collectively, the "Funds"). This Statement of Additional Information relates solely to the Class A, Class B, Class C, Class R, Investor Class and Institutional Class shares of INVESCO International Core Equity Fund (formerly, INVESCO International Blue Chip Value Fund). Under the Amended and Restated Agreement and Declaration of Trust, dated effective as of June 11, 2003 (the "Trust Agreement"), the Board of Trustees of the Trust (the "Board") is authorized to create new series of shares without the necessity of a vote of shareholders of the Trust.

The Trust was originally organized on October 30, 1991 as AIM International Funds, Inc., a Maryland corporation. Pursuant to an Agreement and Plan of Reorganization, the Trust was reorganized as a Delaware statutory trust on November 25, 2003. The following funds were included in the reorganization: AIM Asia Pacific Growth Fund, AIM European Growth Fund, AIM Global Aggressive Growth Fund, AIM Global Growth Fund and AIM International Growth Fund. Prior to November 25, 2003, INVESCO International Core Equity Fund (formerly known as INVESCO International Blue Chip Value Fund) was a portfolio of AIM International Funds, Inc. II (formerly, INVESCO International Funds, Inc. ("IIFI")), a Maryland corporation. Pursuant to another Agreement and Plan of Reorganization, INVESCO International Core Equity Fund was redomesticated as a portfolio of the Trust. All historical financial and other information contained in this Statement of Additional Information for periods prior to November 25, 2003 relating to the Fund (or a class thereof) is that of the predecessor fund (or the corresponding class thereof). Prior to July 1, 2002, AIM Asia Pacific Growth Fund, AIM European Growth Fund and AIM International Growth Fund were known as AIM Asian Growth Fund, AIM European Development Fund and AIM International Equity Fund, respectively.

                         SHARES OF BENEFICIAL INTEREST

Shares of beneficial interest of the Trust are redeemable at their net asset value (subject, in certain circumstances, to a contingent deferred sales charge or redemption fee) at the option of the shareholder or at the option of the Trust in certain circumstances.

The Trust allocates moneys and other property it receives from the issue or sale of shares of each of its series of shares, and all income, earnings and profits from such issuance and sales, subject only to the rights of creditors, to the appropriate Fund. These assets constitute the underlying assets of each Fund, are segregated on the Trust's books of account, and are charged with the expenses of such Fund and its respective classes. The Trust allocates any general expenses of the Trust not readily identifiable as belonging to a particular Fund by or under the direction of the Board, primarily on the basis of relative net assets, or other relevant factors.

Each share of each Fund represents an equal proportionate interest in that Fund with each other share and is entitled to such dividends and distributions out of the income belonging to such Fund as are declared by the Board. Each Fund offers separate classes of shares as follows:

                                                                                               INSTITUTIONAL      INVESTOR
                  FUND                      CLASS A     CLASS B      CLASS C      CLASS R          CLASS           CLASS
----------------------------------------    -------     -------      -------      -------      -------------      --------
AIM Asia Pacific Growth Fund                   X           X            X

AIM European Growth Fund                       X           X            X            X                               X

AIM Global Aggressive Growth Fund              X           X            X

AIM Global Growth Fund                         X           X            X

AIM International Growth Fund                  X           X            X            X               X

INVESCO International Core Equity Fund         X           X            X            X               X               X

Each class of shares represents interests in the same portfolio of investments. Differing sales charges and expenses will result in differing net asset values and dividends and distributions. Upon any liquidation of the Trust, shareholders of each class are entitled to share pro rata in the net assets belonging to the applicable Fund allocable to such class available for distribution after satisfaction of outstanding liabilities of the Fund allocable to such class.

Each share of a Fund generally has the same voting, dividend, liquidation and other rights; however, each class of shares of a Fund is subject to different sales loads, conversion features, exchange privileges and class-specific expenses. Only shareholders of a specific class may vote on matters relating to that class' distribution plan.

Because Class B shares automatically convert to Class A shares at month-end eight years after the date of purchase, the Fund's distribution plan adopted pursuant to Rule 12b-1 under the 1940 Act requires that Class B shareholders must also approve any material increase in distribution fees submitted to Class A shareholders of that Fund. A pro rata portion of shares from reinvested dividends and distributions convert along with the Class B shares.

Except as specifically noted above, shareholders of each Fund are entitled to one vote per share (with proportionate voting for fractional shares), irrespective of the relative net asset value of the shares of a Fund. However, on matters affecting an individual Fund or class of shares, a separate vote of shareholders of that Fund or class is required. Shareholders of a Fund or class are not entitled to vote on any matter which does not affect that Fund or class but that requires a separate vote of another Fund or class. An example of a matter that would be voted on separately by shareholders of each Fund is the approval of the advisory agreement with A I M Advisors, Inc. ("AIM" or the "Advisor"), and an example of a matter that would be voted on separately by shareholders of each class of shares is the approval of the distribution plans. When issued, shares of each Fund are fully paid and nonassessable, have no preemptive or subscription rights, and are freely transferable. Other than the automatic conversion of Class B shares to Class A shares, there are no conversion rights. Shares do not have cumulative voting rights, which means that in situations in which shareholders elect trustees, holders of more than 50% of the shares voting for the election of trustees can elect all of the trustees of the Trust, and the holders of less than 50% of the shares voting for the election of trustees will not be able to elect any trustees.

Under Delaware law, shareholders of a Delaware statutory trust shall be entitled to the same limitations of liability extended to shareholders of private for-profit corporations. There is a remote possibility, however, that shareholders could, under certain circumstances, be held liable for the obligations of the Trust to the extent the courts of another state which does not recognize such limited liability were to apply the laws of such state to a controversy involving such obligations. The Trust Agreement disclaims shareholder liability for acts or obligations of the Trust and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by the Trust or the trustees to all parties, and each party thereto must expressly waive all rights of action directly against shareholders of the Trust. The Trust Agreement provides for indemnification out of the property of a Fund for all losses and expenses of any shareholder of such Fund held liable on account of being or having been a shareholder. Thus, the risk of a shareholder incurring financial loss due to shareholder liability is limited to circumstances in which a Fund is unable to meet its obligations and the complaining party is not held to be bound by the disclaimer.

The trustees and officers of the Trust will not be liable for any act, omission or obligation of the Trust or any trustee or officer; however, a trustee or officer is not protected against any liability to the Trust or to the shareholders to which a trustee or officer would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his or her office with the Trust ("Disabling Conduct"). The Trust Agreement provides for indemnification by the Trust of the trustees, the officers and employees or agents of the Trust, provided that such persons have not engaged in Disabling Conduct. The Trust Agreement also authorizes the purchase of liability insurance on behalf of trustees and officers.

SHARE CERTIFICATES. Shareholders of the Funds do not have the right to demand or require the Trust to issue share certificates.

                        INVESTMENTS, POLICIES AND RISKS

The principal investments and policies of the Fund are discussed in the Prospectus of the Fund. The Fund also may invest in the following securities and engage in the following practices.

ADRS AND EDRS -- American Depositary Receipts, or ADRs, are receipts typically issued by U.S. banks. ADRs are receipts for the shares of foreign corporations that are held by the bank issuing the receipt. An ADR entitles its holder to all dividends and capital gains on the underlying foreign securities, less any fees paid to the bank. Purchasing ADRs gives a Fund the ability to purchase the functional equivalent of foreign securities without going to the foreign securities markets to do so. ADRs are bought and sold in U.S. dollars, not foreign currencies. An ADR that is "sponsored" means that the foreign corporation whose shares are represented by the ADR is actively involved in the issuance of the ADR, and generally provides material information about the corporation to the U.S. market. An "unsponsored" ADR program means that the foreign corporation whose shares are held by the bank is not obligated to disclose material information in the United States, and, therefore, the market value of the ADR may not reflect important facts known only to the foreign company. Since they mirror their underlying foreign securities, ADRs generally have the same risks as investing directly in the underlying foreign securities. European Depositary Receipts, or EDRs, are similar to ADRs, except they are typically issued by European banks or trust companies.

CERTIFICATES OF DEPOSIT IN FOREIGN BANKS AND U.S. BRANCHES OF FOREIGN BANKS -- The Fund may maintain time deposits in and invest in U.S. dollar denominated certificates of deposit ("CDs") issued by foreign banks and U.S. branches of foreign banks. The Fund limits investments in foreign bank obligations to U.S. dollar denominated obligations of foreign banks which have more than $10 billion in assets, have branches or agencies in the U.S., and meet other criteria established by the board of trustees.

The Fund may also invest in bankers' acceptances, time deposits and certificates of deposit of U.S. branches of foreign banks and foreign branches of U.S. banks. Investments in instruments of U.S. branches of foreign banks will be made only with branches that are subject to the same regulations as U.S. banks. Investments in instruments issued by a foreign branch of a U.S. bank will be made only if the investment risk associated with such investment is the same as that involving an investment in instruments issued by the U.S. parent, with the U.S. parent unconditionally liable in the event that the foreign branch fails to pay on the investment for any reason.

COMMERCIAL PAPER -- Commercial paper is the term for short-term promissory notes issued by domestic corporations to meet current working capital needs. Commercial paper may be unsecured by the corporation's assets but may be backed by a letter of credit from a bank or other financial institution. The letter of credit enhances the commercial paper's creditworthiness. The issuer is directly responsible for payment but the bank "guarantees" that if the note is not paid at maturity by the issuer, the bank will pay the principal and interest to the buyer. The Advisor will consider the creditworthiness of the institution issuing the letter of credit, as well as the creditworthiness of the issuer of the commercial paper, when purchasing paper enhanced by a letter of credit. Commercial paper is sold either in an interest-bearing form or on a discounted basis, with maturities not exceeding 270 days.

DEBT SECURITIES -- Debt securities include bonds, notes, and other securities that give the holder the right to receive fixed amounts of principal, interest, or both on a date in the future or on demand. Debt securities also are often referred to as fixed-income securities, even if the rate of interest varies over the life of the security.

Debt securities are generally subject to credit risk and market risk. Credit risk is the risk that the issuer of the security may be unable to meet interest or principal payments or both as they come due. Market risk is the risk that the market value of the security may decline for a variety of reasons, including changes in interest rates. An increase in interest rates tends to reduce the market values of debt securities in which the Fund has invested. A decline in interest rates tends to increase the market values of debt securities in which the Fund has invested.

Moody's Investors Service, Inc. ("Moody's") and Standard & Poor's ("S&P") ratings provide a useful guide to the credit risk of many debt securities. The lower the rating of a debt security, the greater the credit risk the rating service assigns to the security. To compensate investors for accepting that greater risk, lower-rated debt securities tend to offer higher interest rates. Lower-rated debt securities are often referred to as "junk bonds." Increasing the amount of Fund assets invested in unrated or lower-grade straight debt securities may increase the yield produced by the Fund's debt securities but will also increase the credit risk of those securities. A debt security is considered lower grade if it is rated Ba or less by Moody's or BB or less by S&P at the time of purchase. Lower-rated and non-rated debt securities of comparable quality are subject to wider fluctuations in yields and market values than higher-rated debt securities and may be considered speculative. Although the Fund may invest in debt securities assigned lower grade ratings by S&P or Moody's at the time of purchase, the Fund's investments have generally been limited to debt securities rated B or higher by either S&P or Moody's at the time of purchase. Debt securities rated lower than B by either S&P or Moody's are usually considered to be speculative. At the time of purchase, the Advisor will limit Fund investments to debt securities which the Advisor believes are not highly speculative and which are rated at least CCC by S&P or Caa by Moody's.

A significant economic downturn or increase in interest rates may cause issuers of debt securities to experience increased financial problems which could adversely affect their ability to pay principal and interest obligations, to meet projected business goals, and to obtain additional financing. These conditions more severely impact issuers of lower-rated debt securities. The market for lower-rated straight debt securities may not be as liquid as the market for higher-rated straight debt securities. Therefore, the Advisor attempts to limit purchases of lower-rated securities to securities having an established secondary market.

Debt securities rated Caa by Moody's may be in default or may present risks of non-payment of principal or interest. Lower-rated securities by S&P (categories BB, B, or CCC) include those which are predominantly speculative because of the issuer's perceived capacity to pay interest and repay principal in accordance with their terms; BB indicates the lowest degree of speculation and CCC a high degree of speculation. While such bonds will likely have some quality and protective characteristics, these are usually outweighed by large uncertainties or major risk exposures to adverse conditions.

The Fund expects that most emerging country debt securities in which it invests will not be rated by U.S. rating services. Although bonds in the lowest investment grade debt category (those rated BBB by S&P, Baa by Moody's or the equivalent) are regarded as having adequate capability to pay principal and interest, they have speculative characteristics. Adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case for higher-rated bonds. Lower-rated bonds by Moody's (categories Ba, B, or Caa) are of poorer quality and also have speculative characteristics. Bonds rated Caa may be in default or there may be present elements of danger with respect to principal or interest. Lower-rated bonds by S&P (categories BB, B, or CCC) include those that are regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with their terms; BB indicates the lowest degree of speculation and CCC a high degree of speculation. While such bonds likely will have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions. Bonds having equivalent ratings from other rating services will have characteristics similar to those of the corresponding S&P and Moody's ratings. For a specific description of S&P and Moody's corporate bond rating categories, please refer to Appendix A.

The Fund may invest in zero coupon bonds and step-up bonds. Zero coupon bonds do not make regular interest payments. Zero coupon bonds are sold at a discount from face value. Principal and accrued discount (representing interest earned but not paid) are paid at maturity in the amount of the face value. Step-up bonds initially make no (or low) cash interest payments but begin paying interest (or a higher rate of interest) at a fixed time after issuance of the bond. The market values of zero coupon and step-up bonds generally fluctuate more in response to changes in interest rates than interest-paying securities of comparable term and quality. The Fund may be required to distribute income recognized on these bonds, even though no cash may be paid to the Fund until the maturity or call date of a bond, in order for the Fund to maintain its qualification as a regulated investment company. These required distributions could reduce the amount of cash available for investment by the Fund.

DOMESTIC BANK OBLIGATIONS -- U.S. banks (including their foreign branches) issue Certificates of Deposit ("CDs") and bankers' acceptances which may be purchased by the Fund if an issuing bank has total assets in excess of $5 billion and the bank otherwise meets the Fund's credit rating requirements. CDs are issued against deposits in a commercial bank for a specified period and rate and are normally negotiable. Eurodollar CDs are certificates issued by a foreign branch (usually London) of a U.S. domestic bank, and, as such, the credit is deemed to be that of the domestic bank. Bankers' acceptances are short-term credit instruments evidencing the promise of the bank (by virtue of the bank's "acceptance") to pay at maturity a draft which has been drawn on it by a customer (the "drawer"). Bankers' acceptances are used to finance the import, export, transfer, or storage of goods and reflect the obligation of both the bank and the drawer to pay the face amount. Both types of securities are subject to the ability of the issuing bank to meet its obligations, and are subject to risks common to all debt securities. In addition, Eurodollar CDs and banker's acceptances may be subject to foreign currency risk and certain other risks of investment in foreign securities.

EQUITY SECURITIES -- The Fund may invest in common, preferred and convertible preferred stocks, and securities whose values are tied to the price of stocks, such as rights, warrants, and convertible debt securities. Common stocks and preferred stocks represent equity ownership in a corporation. Owners of stock, such as the Fund, share in a corporation's earnings through dividends which may be declared by the corporation, although the receipt of dividends is not the principal benefit that the Fund seeks when it invests in stocks and similar instruments.

Instead, the Fund seeks to invest in stocks that will increase in market value and may be sold for more than the Fund paid to buy them. Market value is based upon constantly changing investor perceptions of what the company is worth compared to other companies. Although dividends are a factor in the changing market value of stocks, many companies do not pay dividends, or pay comparatively small dividends. The principal risk of investing in equity securities is that their market values fluctuate constantly, often due to factors entirely outside the control of the Fund or the company issuing the stock. At any given time, the market value of an equity security may be significantly higher or lower than the amount paid by the Fund to acquire it.

Owners of preferred stocks are entitled to dividends payable from the corporation's earnings, which in some cases may be "cumulative" if prior dividends on the preferred stock have not been paid. Dividends payable on preferred stock have priority over distributions to holders of common stock, and preferred stocks generally have a priority on the distribution of assets in the event of the corporation's liquidation. Preferred stocks may be "participating," which means that they may be entitled to dividends in excess of the stated dividend in certain cases. The holders of a company's debt securities generally are entitled to be paid by the company before it pays anything to its stockholders.

Rights and warrants are securities which entitle the holder to purchase the securities of a company (usually, its common stock) at a specified price during a specified time period. The value of a right or warrant is affected by many of the same factors that determine the prices of common stocks. Rights and warrants may be purchased directly or acquired in connection with a corporate reorganization or exchange offer.

The Fund also may purchase convertible securities including convertible debt obligations and convertible preferred stock. A convertible security entitles the holder to exchange it for a fixed number of shares of common stock (or other equity security), usually at a fixed price within a specified period of time. Until conversion, the owner of convertible securities usually receives the interest paid on a convertible bond or the dividend preference of a preferred stock.

A convertible security has an "investment value" which is a theoretical value determined by the yield it provides in comparison with similar securities without the conversion feature. Investment value changes are based upon prevailing interest rates and other factors. It also has a "conversion value," which is the market value the convertible security would have if it were exchanged for the underlying equity security. Convertible securities may be purchased at varying price levels above or below their investment values or conversion values.

Conversion value is a simple mathematical calculation that fluctuates directly with the price of the underlying security. However, if the conversion value is substantially below the investment value, the market value of the convertible security is governed principally by its investment value. If the conversion value is near or above the investment value, the market value of the convertible security generally will rise above the investment value. In such cases, the market value of the convertible security may be higher than its conversion value, due to the combination of the convertible security's right to interest (or dividend preference) and the possibility of capital appreciation from the conversion feature. However, there is no assurance that any premium above investment value or conversion value will be recovered because prices change and, as a result, the ability to achieve capital appreciation through conversion may be eliminated.

EUROBONDS AND YANKEE BONDS -- Bonds issued by foreign branches of U.S. banks ("Eurobonds") and bonds issued by a U.S. branch of a foreign bank and sold in the United States ("Yankee bonds"). These bonds are bought and sold in U.S. dollars, but generally carry with them the same risks as investing in foreign securities.

FOREIGN SECURITIES -- Investments in the securities of foreign companies, or companies that have their principal business activities outside the United States, involve certain risks not associated with investments in U.S. companies. Non-U.S. companies generally are not subject to the same uniform accounting, auditing, and financial reporting standards that apply to U.S. companies. Therefore, financial information about foreign companies may be incomplete, or may not be comparable to the information available on U.S. companies. There may also be less publicly available information about a foreign company.

Although the volume of trading in foreign securities markets is growing, securities of many non-U.S. companies may be less liquid and have greater swings in price than securities of comparable U.S. companies. The costs of buying and selling securities on foreign securities exchanges are generally significantly higher than similar costs in the United States. There is generally less government supervision and regulation of exchanges, brokers, and issuers in foreign countries than there is in the United States. Investments in non-U.S. securities may also be subject to other risks different from those affecting U.S. investments, including local political or economic developments, expropriation or nationalization of assets, confiscatory taxation, and imposition of withholding taxes on dividends or interest payments. If it becomes necessary, it may be more difficult for the Fund to obtain or to enforce a judgment against a foreign issuer than against a domestic issuer.

Securities traded on foreign markets are usually bought and sold in local currencies, not in U.S. dollars. Therefore, the market value of foreign securities acquired by the Fund can be affected -- favorably or unfavorably -- by changes in currency rates and exchange control regulations. Costs are incurred in converting money from one currency to another. Foreign currency exchange rates are determined by supply and demand on the foreign exchange markets. Foreign exchange markets are affected by the international balance of payments and other economic and financial conditions, government intervention, speculation and other factors, all of which are outside the control of the Fund. Generally, the Fund's foreign currency exchange transactions will be conducted on a cash or "spot" basis at the spot rate for purchasing or selling currency in the foreign currency exchange markets.

FUTURES, OPTIONS, AND OTHER FINANCIAL INSTRUMENTS

General. The Advisor may use various types of financial instruments, some of which are derivatives, to attempt to manage the risk of the Fund's investments or, in certain circumstances, for investment (e.g., as a substitute for investing in securities). These financial instruments include options, futures contracts (sometimes referred to as "futures"), forward contracts, swaps, caps, floors, and collars (collectively, "Financial Instruments"). The policies in this section do not apply to other types of instruments sometimes referred to as derivatives, such as indexed securities, mortgage-backed and other asset-backed securities, and stripped interest and principal of debt.

Hedging strategies can be broadly categorized as "short" hedges and "long" or "anticipatory" hedges. A short hedge involves the use of a Financial Instrument in order to partially or fully offset potential variations in the value of one or more investments held in the Fund's portfolio. A long or anticipatory hedge involves the use of a Financial Instrument in order to partially or fully offset potential increases in the acquisition cost of one or more investments that the Fund intends to acquire. In an anticipatory hedge transaction, the Fund does not already own a corresponding security. Rather, the hedge relates to a security or type of security that the Fund intends to acquire. If the Fund does not eliminate the hedge by purchasing the security as anticipated, the effect on the Fund's portfolio is the same as if a long position were entered into. Financial Instruments may also be used, in certain circumstances, for investment (e.g., as a substitute for investing in securities).

Financial Instruments on individual securities generally are used to attempt to hedge against price movements in one or more particular securities positions that the Fund already owns or intends to acquire. Financial Instruments on indexes, in contrast, generally are used to attempt to hedge all or a portion of a portfolio against price movements of the securities within a market sector in which the Fund has invested or expects to invest.

The use of Financial Instruments is subject to applicable regulations of the Securities and Exchange Commission ("SEC"), the several exchanges upon which they are traded, and the Commodity Futures Trading Commission ("CFTC"). In addition, the Fund's ability to use Financial Instruments will be limited by tax considerations. See "Tax Consequences of Owning Shares of the Fund."

In addition to the instruments and strategies described below, the Advisor may use other similar or related techniques to the extent that they are consistent with the Fund's investment objective and permitted by its investment limitations and applicable regulatory authorities. The Fund's Prospectus or SAI will be supplemented to the extent that new products or techniques become employed involving materially different risks than those described below or in the Prospectus.

Special Risks. Financial Instruments and their use involve special considerations and risks, certain of which are described below.

(1) Financial Instruments may increase the volatility of the Fund. If the Advisor employs a Financial Instrument that correlates imperfectly with the Fund's investments, a loss could result, regardless of whether or not the intent was to manage risk. In addition, these techniques could result in a loss if there is not a liquid market to close out a position that the Fund has entered.

(2) There might be imperfect correlation between price movements of a Financial Instrument and price movement of the investment(s) being hedged. For example, if the value of a Financial Instrument used in a short hedge increased by less than the decline in value of the hedged investment(s), the hedge would not be fully successful. This might be caused by certain kinds of trading activity that distorts the normal price relationship between the security being hedged and the Financial Instrument. Similarly, the effectiveness of hedges using Financial Instruments on indexes will depend on the degree of correlation between price movements in the index and price movements in the securities being hedged.

The Fund is authorized to use options and futures contracts related to securities with issuers, maturities or other characteristics different from the securities in which it typically invests. This involves a risk that the options or futures position will not track the performance of the Fund's portfolio investments.

The direction of options and futures price movements can also diverge from the direction of the movements of the prices of their underlying instruments, even if the underlying instruments match the Fund's investments well. Options and futures prices are affected by such factors as current and anticipated short-term interest rates, changes in volatility of the underlying instrument, and the time remaining until expiration of the contract, which may not affect security prices the same way. Imperfect correlation may also result from differing levels of demand in the options and futures markets and the securities markets, from structural differences in how options and futures and securities are traded, or from imposition of daily price fluctuation limits or trading halts. The Fund may take positions in options and futures contracts with a greater or lesser face value than the securities it wishes to hedge or intends to purchase in order to attempt to compensate for differences in volatility between the contract and the securities, although this may not be successful in all cases.

(3) If successful, the above-discussed hedging strategies can reduce risk of loss by wholly or partially offsetting the negative effect of unfavorable price movements of portfolio securities. However, such strategies can also reduce opportunity for gain by offsetting the positive effect of favorable price movements. For example, if the Fund entered into a short hedge because the Advisor projected a decline in the price of a security in the Fund's portfolio, and the price of that security increased instead, the gain from that increase would likely be wholly or partially offset by a decline in the value of the short position in the Financial Instrument. Moreover, if the price of the Financial Instrument declined by more than the increase in the price of the security, the Fund could suffer a loss.

(4) The Fund's ability to close out a position in a Financial Instrument prior to expiration or maturity depends on the degree of liquidity of the market or, in the absence of such a market, the ability and willingness of the other party to the transaction (the "counterparty") to enter into a transaction closing out the position. Therefore, there is no assurance that any position can be closed out at a time and price that is favorable to the Fund.

(5) As described below, the Fund is required to maintain assets as "cover," maintain segregated accounts or make margin payments when it takes positions in Financial Instruments involving obligations to third parties (i.e., Financial Instruments other than purchased options). If the Fund is unable to close out its positions in such Financial Instruments, it might be required to continue to maintain such assets or segregated accounts or make such payments until the position expired. These requirements might impair the Fund's ability to sell a portfolio security or make an investment at a time when it would otherwise be favorable to do so, or require that the Fund sell a portfolio security at a disadvantageous time.

Cover. Positions in Financial Instruments, other than purchased options, expose the Fund to an obligation to another party. The Fund will not enter into any such transaction unless it owns (1) an offsetting ("covered") position in securities, currencies or other options, futures contracts or forward contracts, or (2) cash and liquid assets with a value, marked-to-market daily, sufficient to cover its obligations to the extent not covered as provided in (1) above. The Fund will comply with U.S. Securities and Exchange Commission ("SEC") guidelines regarding cover for these instruments and will, if the guidelines so require, designate cash or liquid assets as segregated in the prescribed amount as determined daily.

Assets used as cover or held as segregated cannot be sold while the position in the corresponding Financial Instrument is open unless they are replaced with other appropriate assets. As a result, the commitment of a large portion of the Fund's assets to cover or to hold as segregated could impede portfolio management or the Fund's ability to meet redemption requests or other current obligations.

Options. The Fund may engage in certain strategies involving options to attempt to manage the risk of its investments or, in certain circumstances, for investment (e.g., as a substitute for investing in securities). A call option gives the purchaser the right to buy, and obligates the writer to sell the underlying investment at the agreed-upon exercise price during the option period. A put option gives the purchaser the right to sell, and obligates the writer to buy the underlying investment at the agreed-upon exercise price during the option period. Purchasers of options pay an amount, known as a premium, to the option writer in exchange for the right under the option contract. See "Options on Indexes" below with regard to cash settlement of option contracts on index values.

The purchase of call options can serve as a hedge against a price rise of the underlying security and the purchase of put options can serve as a hedge against a price decline of the underlying security. Writing call options can serve as a limited short hedge because declines in the value of the hedged investment would be offset to the extent of the premium received for writing the option. However, if the security or currency appreciates to a price higher than the exercise price of the call option, it can be expected that the option will be exercised and the Fund will be obligated to sell the security or currency at less than its market value.

Writing put options can serve as a limited long or anticipatory hedge because increases in the value of the hedged investment would be offset to the extent of the premium received for writing the option. However, if the security or currency depreciates to a price lower than the exercise price of the put option, it can be expected that the put option will be exercised and the Fund will be obligated to purchase the security or currency at more than its market value.

The value of an option position will reflect, among other things, the current market value of the underlying investment, the time remaining until expiration, the relationship of the exercise price to the market price of the underlying investment, the price volatility of the underlying investment and general market and interest rate conditions. Options that expire unexercised have no value.

The Fund may effectively terminate its right or obligation under an option by entering into a closing transaction. For example, the Fund may terminate its obligation under a call or put option that it had written by purchasing an identical call or put option; which is known as a closing purchase transaction. Conversely, the Fund may terminate a position in a put or call option it had purchased by writing an identical put or call option, which is known as a closing sale transaction. Closing transactions permit the Fund to realize profits or limit losses on an option position prior to its exercise or expiration.

Risks of Options on Securities. Options embody the possibility of large amounts of exposure, which will result in the Fund's net asset value being more sensitive to changes in the value of the related investment. The Fund may purchase or write both exchange-traded and OTC options. Exchange-traded options in the United States are issued by a clearing organization affiliated with the exchange on which the option is listed that, in effect, guarantees completion of every exchange-traded option transaction. In contrast, OTC options are contracts between the Fund and its counterparty (usually a securities dealer or a bank) with no clearing organization guarantee. Thus, when the Fund purchases an OTC option, it relies on the counterparty from whom it purchased the option to make or take delivery of the underlying investment upon exercise of the option. Failure by the counterparty to do so would result in the loss of any premium paid by the Fund as well as the loss of any expected benefit from the transaction.

The Fund's ability to establish and close out positions in options depends on the existence of a liquid market. However, there can be no assurance that such a market will exist at any particular time. Closing transactions can be made for OTC options only by negotiating directly with the counterparty, or by a transaction in the secondary market if any such market exists. There can be no assurance that the Fund will in fact be able to close out an OTC option position at a favorable price prior to expiration. In the event of insolvency of the counterparty, the Fund might be unable to close out an OTC option position at any time prior to the option's expiration. If the Fund is not able to enter into an offsetting closing transaction on an option it has written, it will be required to maintain the securities subject to the call or the liquid assets underlying the put until a closing purchase transaction can be entered into or the option expires. However, there can be no assurance that such a market will exist at any particular time.

If the Fund were unable to effect a closing transaction for an option it had purchased, it would have to exercise the option to realize any profit. The inability to enter into a closing purchase transaction for a covered call option written by the Fund could cause material losses because the Fund would be unable to sell the investment used as cover for the written option until the option expires or is exercised.

Options on Indexes. Puts and calls on indexes are similar to puts and calls on securities or futures contracts except that all settlements are in cash and changes in value depend on changes in the index in question. When the Fund writes a call on an index, it receives a premium and agrees that, prior to the expiration date, upon exercise of the call, the purchaser will receive from the Fund an amount of cash equal to the positive difference between the closing price of the index and the exercise price of the call times a specified multiple ("multiplier"), which determines the total dollar value for each point of such difference. When the Fund buys a call on an index, it pays a premium and has the same rights as to such call as are indicated above. When the Fund buys a put on an index, it pays a premium and has the right, prior to the expiration date, to require the seller of the put to deliver to the Fund an amount of cash equal to the positive difference between the exercise price of the put and the closing price of the index times the multiplier. When the Fund writes a put on an index, it receives a premium and the purchaser of the put has the right, prior to the expiration date, to require the Fund to deliver to it an amount of cash equal to the positive difference between the exercise price of the put and the closing level of the index times the multiplier.

The risks of purchasing and selling options on indexes may be greater than options on securities. Because index options are settled in cash, when the Fund writes a call on an index it cannot fulfill its potential settlement obligations by delivering the underlying securities. The Fund can offset some of the risk of writing a call index option by holding a diversified portfolio of securities similar to those on which the underlying index is based. However, the Fund cannot, as a practical matter, acquire and hold a portfolio containing exactly the same securities as underlie the index and, as a result, bears a risk that the value of the securities held will vary from the value of the index.

Even if the Fund could assemble a portfolio that exactly reproduced the composition of the underlying index, it still would not be fully covered from a risk standpoint because of the "timing risk" inherent in writing index options. When an index option is exercised, the amount of cash that the holder is entitled to receive is determined by the difference between the exercise price and the closing index level. As with other kinds of options, the Fund as the call writer will not learn what it has been assigned until the next business day. The time lag between exercise and notice of assignment poses no risk for the writer of a covered call on a specific underlying security, such as common stock, because in that case the writer's obligation is to deliver the underlying security, not to pay its value as of a moment in the past. In contrast, the writer of an index call will be required to pay cash in an amount based on the difference between the closing index value on the exercise date and the exercise price. By the time the Fund learns what it has been assigned, the index may have declined. This "timing risk" is an inherent limitation on the ability of index call writers to cover their risk exposure.

If the Fund has purchased an index option and exercises it before the closing index value for that day is available, it runs the risk that the level of the underlying index may subsequently change. If such a change causes the exercised option to fall out-of-the-money, the Fund nevertheless will be required to pay the difference between the closing index value and the exercise price of the option (times the applicable multiplier) to the assigned writer.

OTC Options. Unlike exchange-traded options, which are standardized with respect to the underlying instrument, expiration date, contract size, and strike price, the terms of OTC options (options not traded on exchanges) generally are established through negotiation with the other party to the option contract. While this type of arrangement allows the Fund great flexibility to tailor the option to its needs, OTC options generally involve greater risk than exchange-traded options, which are guaranteed by the clearing organization of the exchange where they are traded.

Generally, OTC foreign currency options used by the Fund are European-style options. This means that the option is only exercisable immediately prior to its expiration. This is in contrast to American-style options, which are exercisable at any time prior to the expiration date of the option.

Futures Contracts and Options on Futures Contracts. When the Fund purchases or sells a futures contract, it incurs an obligation respectively to take or make delivery of a specified amount of the obligation underlying the contract at a specified time and price. When the Fund writes an option on a futures contract, it becomes obligated to assume a position in the futures contract at a specified exercise price at any time during the term of the option. If the Fund writes a call, on exercise it assumes a short futures position. If it writes a put, on exercise it assumes a long futures position.

The purchase of futures or call options on futures can serve as a long or an anticipatory hedge, and the sale of futures or the purchase of put options on futures can serve as a short hedge. Writing call options on futures contracts can serve as a limited short hedge, using a strategy similar to that used for writing call options on securities or indexes. Similarly, writing put options on futures contracts can serve as a limited long or anticipatory hedge.

In addition, futures strategies can be used to manage the "duration" (a measure of anticipated sensitivity to changes in interest rates, which is sometimes related to the weighted average maturity of a portfolio) and associated interest rate risk of the Fund's fixed-income portfolio. If the Advisor wishes to shorten the duration of the Fund's fixed-income portfolio (i.e., reduce anticipated sensitivity), the Fund may sell an appropriate debt futures contract or a call option thereon, or purchase a put option on that futures contract. If the Advisor wishes to lengthen the duration of the Fund's fixed-income portfolio (i.e., increase anticipated sensitivity), the Fund may buy an appropriate debt futures contract or a call option thereon, or sell a put option thereon.

At the inception of a futures contract, the Fund is required to deposit "initial margin" in an amount generally equal to 10% or less of the contract value. Initial margin must also be deposited when writing a call or put option on a futures contract, in accordance with applicable exchange rules. Subsequent "variation margin" payments are made to and from the futures broker daily as the value of the futures or written option position varies, a process known as "marking-to-market." Unlike margin in securities transactions, initial margin on futures contracts and written options on futures contracts does not represent a borrowing on margin, but rather is in the nature of a performance bond or good-faith deposit that is returned to the Fund at the termination of the transaction if all contractual obligations have been satisfied. Under certain circumstances, such as periods of high volatility, the Fund may be required to increase the level of initial margin deposits. If the Fund has insufficient cash to meet daily variation margin requirements, it might need to sell securities in order to do so at a time when such sales are disadvantageous.

Purchasers and sellers of futures contracts and options on futures can enter into offsetting closing transactions, similar to closing transactions on options, by selling or purchasing, respectively, an instrument identical to the instrument purchased or sold. However, there can be no assurance that a liquid market will exist for a particular contract at a particular time. In such event, it may not be possible to close a futures contract or options position.

Under certain circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract or an option on a futures contract can vary from the previous day's settlement price; once that limit is reached, no trades may be made that day at a price beyond the limit. Daily price limits do not limit potential losses because prices could move to the daily limit for several consecutive days with little or no trading, thereby preventing liquidation of unfavorable positions.

If the Fund were unable to liquidate a futures contract or an option on a futures contract position due to the absence of a liquid market or the imposition of price limits, it could incur substantial losses. The Fund would continue to be subject to market risk with respect to the position. In addition, except in the case of purchased options, the Fund would continue to be required to make daily variation margin payments and might be required to continue to maintain the position being hedged by the futures contract or option or to continue to maintain cash or securities in a segregated account.

To the extent that the Fund enters into futures contracts, options on futures contracts, and options on foreign currencies traded on a CFTC-regulated exchange, in each case that is not for bona fide hedging purposes (as defined by the CFTC), the aggregate initial margin and premiums required to establish these positions (excluding the amount by which options are "in-the-money" at the time of purchase) may not exceed 5% of the liquidation value of the Fund's portfolio, after taking into account unrealized profits and unrealized losses on any contracts the Fund has entered into. This policy does not limit to 5% the percentage of the Fund's assets that are at risk in futures contracts, options on futures contracts and currency options.

Risks of Futures Contracts and Options Thereon. The ordinary spreads at a given time between prices in the cash and futures markets (including the options on futures markets), due to differences in the natures of those markets, are subject to the following factors. First, all participants in the futures market are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions, which could distort the normal relationship between the cash and futures markets. Second, the liquidity of the futures market depends on participants entering into offsetting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced, thus producing distortion. Due to the possibility of distortion, a hedge may not be successful. Although stock index futures contracts do not require physical delivery, under extraordinary market conditions, liquidity of such futures contracts also could be reduced. Additionally, the Advisor may be incorrect in its expectations as to the extent of various interest rates, currency exchange rates or stock market movements or the time span within which the movements take place.

Index Futures. The risk of imperfect correlation between movements in the price of index futures and movements in the price of the securities that are the subject of a hedge increases as the composition of the Fund's portfolio diverges from the index. The price of the index futures may move proportionately more than or less than the price of the securities being hedged. If the price of the index futures moves proportionately less than the price of the securities that are the subject of the hedge, the hedge will not be fully effective. Assuming the price of the securities being hedged has moved in an unfavorable direction, as anticipated when the hedge was put into place, the Fund would be in a better position than if it had not hedged at all, but not as good as if the price of the index futures moved in full proportion to that of the hedged securities. However, if the price of the securities being hedged has moved in a favorable direction, this advantage will be partially offset by movement of the price of the futures contract. If the price of the futures contract moves more than the price of the securities, the Fund will experience either a loss or a gain on the futures contract that will not be completely offset by movements in the price of the securities that are the subject of the hedge.

Where index futures are purchased in an anticipatory hedge, it is possible that the market may decline instead. If the Fund then decides not to invest in the securities at that time because of concern as to possible further market decline or for other reasons, it will realize a loss on the futures contract that is not offset by a reduction in the price of the securities it had anticipated purchasing.

Foreign Currency Hedging Strategies--Special Considerations. The Fund may use options and futures contracts on foreign currencies, as mentioned previously, and forward currency contracts, as described below, to attempt to hedge against movements in the values of the foreign currencies in which the Fund's securities are denominated or, in certain circumstances, for investment (e.g., as a substitute for investing in securities denominated in foreign currency). Currency hedges can protect against price movements in a security that the Fund owns or intends to acquire that are attributable to changes in the value of the currency in which it is denominated.

The Fund might seek to hedge against changes in the value of a particular currency when no Financial Instruments on that currency are available or such Financial Instruments are more expensive than certain other Financial Instruments. In such cases, the Fund may seek to hedge against price movements in that currency by entering into transactions using Financial Instruments on another currency or a basket of currencies, the value of which the Advisor believes will have a high degree of positive correlation to the value of the currency being hedged. The risk that movements in the price of the Financial Instrument will not correlate perfectly with movements in the price of the currency subject to the hedging transaction may be increased when this strategy is used.

The value of Financial Instruments on foreign currencies depends on the value of the underlying currency relative to the U.S. dollar. Because foreign currency transactions occurring in the interbank market might involve substantially larger amounts than those involved in the use of such Financial Instruments, the Fund could be disadvantaged by having to deal in the odd-lot market (generally consisting of transactions of less than $1 million) for the underlying foreign currencies at prices that are less favorable than for round lots.

There is no systematic reporting of last sale information for foreign currencies or any regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis. Quotation information generally is representative of very large transactions in the interbank market and thus might not reflect odd-lot transactions where rates might be less favorable. The interbank market in foreign currencies is a global, round-the-clock market. To the extent the U.S. options or futures markets are closed while the markets for the underlying currencies remain open, significant price and rate movements might take place in the underlying markets that cannot be reflected in the markets for the Financial Instruments until they reopen.

Settlement of hedging transactions involving foreign currencies might be required to take place within the country issuing the underlying currency. Thus, the Fund might be required to accept or make delivery of the underlying foreign currency in accordance with any U.S. or foreign regulations regarding the maintenance of foreign banking arrangements by U.S. residents and might be required to pay any fees, taxes, and charges associated with such delivery assessed in the issuing country.

Forward Currency Contracts and Foreign Currency Deposits. The Fund may enter into forward currency contracts to purchase or sell foreign currencies for a fixed amount of U.S. dollars or another foreign currency. A forward currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days (term) from the date of the forward currency contract agreed upon by the parties, at a price set at the time the forward currency contract is entered. Forward currency contracts are negotiated directly between currency traders (usually large commercial banks) and their customers.

Such transactions may serve as long or anticipatory hedges. For example, the Fund may purchase a forward currency contract to lock in the U.S. dollar price of a security denominated in a foreign currency that the Fund intends to acquire. Forward currency contracts may also serve as short hedges. For example, the Fund may sell a forward currency contract to lock in the U.S. dollar equivalent of the proceeds from the anticipated sale of a security or a dividend or interest payment denominated in a foreign currency.

The Fund may also use forward currency contracts to hedge against a decline in the value of existing investments denominated in foreign currency. Such a hedge would tend to offset both positive and negative currency fluctuations, but would not offset changes in security values caused by other factors. The Fund could also hedge the position by entering into a forward currency contract to sell another currency expected to perform similarly to the currency in which the Fund's existing investments are denominated. This type of hedge could offer advantages in terms of cost, yield, or efficiency, but may not hedge currency exposure as effectively as a simple hedge against U.S. dollars. This type of hedge may result in losses if the currency used to hedge does not perform similarly to the currency in which the hedged securities are denominated.

The Fund may also use forward currency contracts in one currency or a basket of currencies to attempt to hedge against fluctuations in the value of securities denominated in a different currency if the advisor anticipates that there will be a positive correlation between the two currencies.

The cost to the Fund of engaging in forward currency contracts varies with factors such as the currency involved, the length of the contract period and the market conditions then prevailing. Because forward currency contracts are usually entered into on a principal basis, no fees or commissions are involved. When the Fund enters into a forward currency contract, it relies on the counterparty to make or take delivery of the underlying currency at the maturity of the contract. Failure by the counterparty to do so would result in the loss of some or all of any expected benefit of the transaction.

As is the case with futures contracts, purchasers and sellers of forward currency contracts can enter into offsetting closing transactions, similar to closing transactions on futures contracts, by selling or purchasing, respectively, an instrument identical to the instrument purchased or sold. Secondary markets generally do not exist for forward currency contracts, with the result that closing transactions generally can be made for forward currency contracts only by negotiating directly with the counterparty. Thus, there can be no assurance that the Fund will in fact be able to close out a forward currency contract at a favorable price prior to maturity. In addition, in the event of insolvency of the counterparty, the Fund might be unable to close out a forward currency contract. In either event, the Fund would continue to be subject to market risk with respect to the position, and would continue to be required to maintain a position in securities denominated in the foreign currency or to segregate cash or liquid assets.

The precise matching of forward currency contract amounts and the value of the securities, dividends, or interest payments involved generally will not be possible because the value of such securities, dividends, or interest payments, measured in the foreign currency, will change after the forward currency contract has been established. Thus, the Fund might need to purchase or sell foreign currencies in the spot (cash) market to the extent such foreign currencies are not covered by forward currency contracts. The projection of short-term currency market movements is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain.

Forward currency contracts may substantially change the Fund's investment exposure to changes in currency exchange rates and could result in losses to the Fund if currencies do not perform as the advisor anticipates. There is no assurance that the advisor's use of forward currency contracts will be advantageous to the Fund or that it will hedge at an appropriate time.

The Fund may also purchase and sell foreign currency and invest in foreign currency deposits. Currency conversion involves dealer spreads and other costs, although commissions usually are not charged.

Combined Positions. The Fund may purchase and write options or futures in combination with each other, or in combination with futures or forward currency contracts, to manage the risk and return characteristics of its overall position. For example, the Fund may purchase a put option and write a call option on the same underlying instrument, in order to construct a combined position whose risk and return characteristics are similar to selling a futures contract. Another possible combined position would involve writing a call option at one strike price and buying a call option at a lower price, in order to reduce the risk of the written call option in the event of a substantial price increase. Because combined options positions involve multiple trades, they result in higher transaction costs.

Turnover. The Fund's options and futures activities may affect its turnover rates and brokerage commission payments. The exercise of calls or puts written by the Fund, and the sale or purchase of futures contracts, may cause it to sell or purchase related investments, thus increasing its turnover rate. Once the Fund has received an exercise notice on an option it has written, it cannot effect a closing transaction in order to terminate its obligation under the option and must deliver or receive the underlying securities at the exercise price. The exercise of puts purchased by the Fund may also cause the sale of related investments, increasing turnover. Although such exercise is within the Fund's control, holding a protective put might cause it to sell the related investments for reasons that would not exist in the absence of the put. The Fund will pay a brokerage commission each time it buys or sells a put or call or purchases or sells a futures contract. Such commissions may be higher than those that would apply to direct purchases or sales.

Swaps, Caps, Floors, and Collars. The Fund is authorized to enter into swaps, caps, floors, and collars. Swaps involve the exchange by one party with another party of their respective commitments to pay or receive cash flows, e.g., an exchange of floating rate payments for fixed rate payments. The purchase of a cap or a floor entitles the purchaser, to the extent that a specified index exceeds in the case of a cap, or falls below in the case of a floor, a predetermined value, to receive payments on a notional principal amount from the party selling such instrument. A collar combines elements of buying a cap and selling a floor.

HOLDRS -- Holding Company Depositary Receipts, or HOLDRs, are trust-issued receipts that represent the Fund's beneficial ownership of a specific group of stocks. HOLDRs involve risks similar to the risks of investing in common stocks. For example, the Fund's investment will decline in value if the underlying stocks decline in value. Because HOLDRs are not subject to concentration limits, the relative weight of an individual stock may increase substantially, causing the HOLDRs to be less diverse and creating more risk.

ILLIQUID SECURITIES -- Securities which do not trade on stock exchanges or in the over-the-counter market, or have restrictions on when and how they may be sold, are generally considered to be "illiquid." An illiquid security is one that the Fund may have difficulty -- or may even be legally precluded from -- selling at any particular time. The Fund may invest in illiquid securities, including restricted securities and other investments which are not readily marketable. The Fund will not purchase any such security if the purchase would cause the Fund to invest more than 15% of its net assets, measured at the time of purchase, in illiquid securities. Repurchase agreements maturing in more than seven days are considered illiquid for purposes of this restriction.

The principal risk of investing in illiquid securities is that the Fund may be unable to dispose of them at the time desired or at a reasonable price. In addition, in order to resell a restricted security, the Fund might have to bear the expense and incur the delays associated with registering the security with the SEC, and otherwise obtaining listing on a securities exchange or in the over-the-counter market.

INTERFUND BORROWING AND LENDING PROGRAM -- Pursuant to an exemptive order issued by the SEC, dated December 21, 1999, the Fund may lend money to, and borrow money for temporary purposes from other funds advised by AIM (the "AIM Funds"). The Fund will borrow through the program only when the costs are equal to or lower than the cost of bank loans. Interfund borrowings normally extend overnight, but can have a maximum duration of seven days. Loans may be called on one day's notice. The Fund may have to borrow from a bank at a higher interest rate if an interfund loan is called or not renewed.

INVESTMENT COMPANY SECURITIES -- With respect to the Fund's purchase of shares of another investment company, including Affiliated Money Market Funds (defined below), the Fund will indirectly bear its proportionate share of the advisory fees and other operating expenses of such investment company. The Fund has obtained an exemptive order from the SEC allowing it to invest in money market funds that have AIM or an affiliate of AIM as an investment advisor (the "Affiliated Money Market Funds"), provided that investments in Affiliated Money Market Funds do not exceed 25% of the total assets of the investing Fund. The Fund also may invest in Exchange-Traded Funds ("ETFs"). ETFs are investment companies that are registered under the Investment Company Act of 1940 (the "1940 Act") as open-end funds or Unit Investment Trusts ("UITs"). ETFs are based on specific domestic and foreign indices. ETF shares are sold and redeemed at net asset value only in large blocks. In addition, national securities exchanges list ETF shares for trading, which allows investors to purchase and sell individual ETF shares among themselves at market prices throughout the day. The 1940 Act limits investments in securities of other investment companies. The following restrictions apply to investments in other investment companies other than Affiliated Money Market Funds: (i) the Fund may not purchase more than 3% of the total outstanding voting stock of another investment company; (ii) the Fund may not invest more than 5% of its total assets in securities issued by another investment company; and (iii) the Fund may not invest more than 10% of its total assets in securities issued by other investment companies.

REAL ESTATE INVESTMENT TRUSTS -- To the extent consistent with its investment objective and policies, the Fund may invest in securities issued by real estate investment trusts ("REITs").

REITs are trusts which sell equity or debt securities to investors and use the proceeds to invest in real estate or interests therein. A REIT may focus on particular projects, such as apartment complexes, or geographic regions, such as the Southeastern United States, or both.

To the extent that the Fund has the ability to invest in REITs, the Fund could conceivably own real estate directly as a result of a default on the securities it owns. The Fund, therefore, may be subject to certain risks associated with the direct ownership of real estate including difficulties in valuing and trading real estate, declines in the value of real estate, risks related to general and local economic conditions, adverse changes in the climate for real estate, environmental liability risks, increases in property taxes and operating expenses, changes in zoning laws, casualty or condemnation losses, limitations on rents, changes in neighborhood values, the appeal of properties to tenants, and increases in interest rates.

In addition to the risks described above, REITs may be affected by any changes in the value of the underlying property in their portfolios. REITs are dependent upon management skill, are not diversified, and are therefore subject to the risk of financing single or a limited number of projects. REITs are also subject to heavy cash flow dependency, defaults by borrowers, self-liquidation, and the possibility of failing to maintain an exemption from the 1940 Act. Changes in interest rates may also affect the value of debt securities held by the Fund. By investing in REITs indirectly through the Fund, a shareholder will bear not only his/her proportionate share of the expenses of the Fund, but also, indirectly, similar expenses of the REITs.

REPURCHASE AGREEMENTS -- The Fund may enter into repurchase agreements ("REPOs") on debt securities that the Fund is allowed to hold in its portfolio. This is a way to invest money for short periods. A REPO is an agreement under which the Fund acquires a debt security and then resells it to the seller at an agreed-upon price and date (normally, the next business day). The repurchase price represents an interest rate effective for the short period the debt security is held by the Fund, and is unrelated to the interest rate on the underlying debt security. A repurchase agreement is often considered as a loan collateralized by securities. The collateral securities held by the Fund (including accrued interest earned thereon) must have a total value in excess of the value of the repurchase agreement. The collateral securities are held by the Fund's custodian bank until the repurchase agreement is completed.

The Fund may enter into repurchase agreements with financial institutions that are creditworthy under standards established by the Advisor. The Advisor must use these standards to review the creditworthiness of any financial institution that is a party to a REPO. REPOs maturing in more than seven days are considered illiquid securities. The Fund will not enter into repurchase agreements maturing in more than seven days if as a result more than 15% of the Fund's net assets would be invested in these repurchase agreements and other illiquid securities.

As noted above, the Fund uses REPOs as a means of investing cash for short periods of time. Although REPOs are considered to be highly liquid and comparatively low-risk, the use of REPOs does involve some risks. For example, if the other party to the agreement defaults on its obligation to repurchase the underlying security at a time when the value of the security has declined, the Fund may incur a loss on the sale of the collateral security. If the other party to the agreement becomes insolvent and subject to liquidation or reorganization under the Bankruptcy Code or other laws, a court may determine that the underlying security is collateral for a loan by the Fund not within the control of the Fund and therefore the realization by the Fund on such collateral may automatically be stayed. Finally, it is possible that the Fund may not be able to substantiate its interest in the underlying security and may be deemed an unsecured creditor of the other party to the agreement.

RULE 144A SECURITIES -- The Fund also may invest in securities that can be resold to institutional investors pursuant to Rule 144A under the Securities Act of 1933, as amended (the "1933 Act"). In recent years, a large institutional market has developed for many Rule 144A securities. Institutional investors generally cannot sell these securities to the general public but instead will often depend on an efficient institutional market in which Rule 144A securities can readily be resold to other institutional investors, or on an issuer's ability to honor a demand for repayment. Therefore, the fact that there are contractual or legal restrictions on resale to the general public or certain institutions does not necessarily mean that a Rule 144A Security is illiquid. Institutional markets for Rule 144A securities may provide both reliable market values for Rule 144A securities and enable the Fund to sell a Rule 144A investment when appropriate. For this reason, the Trust's Board of Trustees has concluded that if a sufficient institutional trading market exists for a given Rule 144A security, it may be considered "liquid," and not subject to the Fund's limitations on investment in restricted securities. The Trust's Board of Trustees has given the Advisor the day-to-day authority to determine the liquidity of Rule 144A securities, according to guidelines approved by the Board. The principal risk of investing in Rule 144A securities is that there may be an insufficient number of qualified institutional buyers interested in purchasing a Rule 144A Security held by the Fund, and the Fund might be unable to dispose of such security promptly or at reasonable prices.

LENDING PORTFOLIO SECURITIES-- The Fund may lend its portfolio securities (principally to broker-dealers) where such loans are callable at any time and are continuously secured by segregated collateral equal to no less than the market value, determined daily, of the loaned securities. Such collateral will be cash, letters of credit, or debt securities issued or guaranteed by the U.S. Government or any of its agencies. The Fund may lend portfolio securities to the extent of one-third of its total assets.

The Fund would continue to receive the income on loaned securities and would, at the same time, earn interest on the loan collateral or on the investment of any cash collateral. A Fund will not have the right to vote securities while they are being lent, but it can call a loan in anticipation of an important vote. Any cash collateral pursuant to these loans would be invested in short-term money market instruments or Affiliated Money Market Funds. Lending securities entails a risk of loss to the Fund if and to the extent that the market value of the securities loaned increases and the collateral is not increased accordingly or in the event of default by the borrower. The Fund could also experience delays and costs in gaining access to the collateral.

SOVEREIGN DEBT -- In certain emerging countries, the central government and its agencies are the largest debtors to local and foreign banks and others. Sovereign debt involves the risk that the government, as a result of political considerations or cash flow difficulties, may fail to make scheduled payments of interest or principal and may require holders to participate in rescheduling of payments or even to make additional loans. If an emerging country government defaults on its sovereign debt, there is likely to be no legal proceeding under which the debt may be ordered repaid, in whole or in part. The ability or willingness of a foreign sovereign debtor to make payments of principal and interest in a timely manner may be influenced by, among other factors, its cash flow, the magnitude of its foreign reserves, the availability of foreign exchanges on the payment date, the debt service burden to the economy as a whole, the debtor's then current relationship with the International Monetary Fund and its then current political constraints. Some of the emerging countries issuing such instruments have experienced high rates of inflation in recent years and have extensive internal debt. Among other effects, high inflation and internal debt service requirements may adversely affect the cost and availability of future domestic sovereign borrowing to finance government programs, and may have other adverse social, political, and economic consequences, including effects on the willingness of such countries to service their sovereign debt. An emerging country government's willingness and ability to make timely payments on its sovereign debt also are likely to be heavily affected by the country's balance of trade and its access to trade and other international credits. If a country's exports are concentrated in a few commodities, such country would be more significantly exposed to a decline in the international prices of one or more of such commodities. A rise in protectionism on the part of its trading partners, or unwillingness by such partners to make payment for goods in hard currency, could also adversely affect the country's ability to export its products and repay its debts. Sovereign debtors may also be dependent on expected receipts from such agencies and others abroad to reduce principal and interest arrearages on their debt. However, failure by the sovereign debtor or other entity to implement economic reforms negotiated with multilateral agencies or others, to achieve specified levels of economic performance, or to make other debt payments when due, may cause third parties to terminate their commitments to provide funds to the sovereign debtor, which may further impair such debtor's willingness or ability to service its debts.

The Fund may invest in debt securities issued under the "Brady Plan" in connection with restructurings in emerging country debt markets or earlier loans. These securities, often referred to as "Brady Bonds," are, in some cases, denominated in U.S. dollars and collateralized as to principal by U.S. Treasury zero coupon bonds having the same maturity. At least one year's interest payments, on a rolling basis, are collateralized by cash or other investments. Brady Bonds are actively traded on an over-the-counter basis in the secondary market for emerging country debt securities. Brady Bonds are lower-rated bonds and highly volatile.

U.S. GOVERNMENT SECURITIES -- The Fund may, from time to time, purchase debt securities issued by the U.S. government. These securities include Treasury bills, notes, and bonds. Treasury bills have a maturity of one year or less, Treasury notes generally have a maturity of one to ten years, and Treasury bonds generally have maturities of more than ten years.

U.S. government debt securities also include securities issued or guaranteed by agencies or instrumentalities of the U.S. government. Some obligations of U.S. government agencies, which are established under the authority of an act of Congress, such as Government National Mortgage Association ("GNMA") Participation certificates, are supported by the full faith and credit of the U.S. Treasury. GNMA certificates are mortgagebacked securities representing part ownership of a pool of mortgage loans. These loans issued by lenders such as mortgage bankers, commercial banks, and savings and loan associations are either insured by the Federal Housing Administration or guaranteed by the Veterans Administration. A "pool" or group of such mortgages is assembled and, after being approved by GNMA, is offered to investors through securities dealers. Once approved by GNMA, the timely payment of interest and principal on each mortgage is guaranteed by GNMA and backed by the full faith and credit of the U.S. government. The market value of GNMA certificates is not guaranteed. GNMA certificates are different from bonds because principal is paid back monthly by the borrower over the term of the loan rather than returned in a lump sum at maturity, as is the case with a bond. GNMA certificates are called "pass-through" securities because both interest and principal payments (including prepayments) are passed through to the holder of the GNMA certificate.

Other United States government debt securities, such as securities of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the Treasury. Others, such as bonds issued by Fannie Mae, a federally chartered private corporation, are supported only by the credit of the corporation. In the case of securities not backed by the full faith and credit of the United States, the Fund must look principally to the agency issuing or guaranteeing the obligation in the event the agency or instrumentality does not meet its commitments. The U.S. government may choose not to provide financial support to U.S. government-sponsored agencies or instrumentalities if it is not legally obligated to do so. The Fund will invest in securities of such instrumentalities only when the Advisor is satisfied that the credit risk with respect to any such instrumentality is comparatively minimal.

WHEN-ISSUED/DELAYED DELIVERY -- The Fund normally buys and sells securities on an ordinary settlement basis. That means that the buy or sell order is sent, and the Fund actually takes delivery or gives up physical possession of the security on the "settlement date," which is three business days later. However, the Fund also may purchase and sell securities on a when-issued or delayed delivery basis.

When-issued or delayed delivery transactions occur when securities are purchased or sold by the Fund and payment and delivery take place at an agreed-upon time in the future. The Fund may engage in this practice in an effort to secure an advantageous price and yield. However, the yield on a comparable security available when delivery actually takes place may vary from the yield on the security at the time the when-issued or delayed delivery transaction was entered into. When the Fund engages in when-issued and delayed delivery transactions, it relies on the seller or buyer to consummate the sale at the future date. If the seller or buyer fails to act as promised, that failure may result in the Fund missing the opportunity of obtaining a price or yield considered to be advantageous. No payment or delivery is made by the Fund until it receives delivery or payment from the other party to the transaction. However, fluctuation in the value of the security from the time of commitment until delivery could adversely affect the Fund.

                             INVESTMENT RESTRICTIONS

The investment restrictions set forth below have been adopted by the Fund and, unless identified as non-fundamental policies, may not be changed without the affirmative vote of a majority of the outstanding voting securities of the Fund. As provided in the 1940 Act, a "vote of a majority of the outstanding voting securities of the Fund" means the affirmative vote of the lesser of (1) more than 50% of the outstanding shares of the Fund or (2) 67% or more of the shares present at a meeting, if more than 50% of the outstanding shares are represented at the meeting in person or by proxy. Except with respect to borrowing, changes in values of the Fund's assets will not cause a violation of the following investment restrictions so long as percentage restrictions are observed by the Fund at the time it purchases any security. The Fund may not:

         1. purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities, or securities of other investment companies) if, as a result, more than 25% of the Fund's total assets would be invested in the securities of companies whose principal business activities are in the same industry;

         2. with respect to 75% of the Fund's total assets, purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities, or securities of other investment companies) if, as a result, (i) more than 5% of the Fund's total assets would be invested in the securities of that issuer, or (ii) the Fund would hold more than 10% of the outstanding voting securities of that issuer;

         3. underwrite securities of other issuers, except insofar as it may be deemed to be an underwriter under the 1933 Act in connection with the disposition of the Fund's portfolio securities;

         4. borrow money, except that the Fund may borrow money in an amount not exceeding 33 1/3% of its total assets (including the amount borrowed) less liabilities (other than borrowings);

         5.       issue senior securities, except as permitted under the 1940
         Act;

         6. lend any security or make any loan if, as a result, more than 33 1/3% of its total assets would be lent to other parties, but this limitation does not apply to the purchase of debt securities or to repurchase agreements;

         7. purchase or sell physical commodities; however, this policy shall not prevent the Fund from purchasing and selling foreign currency, futures contracts, options, forward contracts, swaps, caps, floors, collars, and other financial instruments; or

         8. purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business).

         9. The Fund may, notwithstanding any other fundamental investment policy or limitation, invest all of its assets in the securities of a single open-end management investment company managed by the advisor or an affiliate or a successor thereof, with substantially the same fundamental investment objective, policies, and limitations as the Fund.

In addition, the Fund has the following non-fundamental policies, which may be changed without shareholder approval:

         A. The Fund may not sell securities short (unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short) or purchase securities on margin, except that
         (i) this policy does not prevent the Fund from entering into short positions in foreign currency, futures contracts, options, forward contracts, swaps, caps, floors, collars, and other Financial Instruments, (ii) the Fund may obtain such short-term credits as are necessary for the clearance of transactions, and (iii) the Fund may make margin payments in connection with futures contracts, options, forward contracts, swaps, caps, floors, collars, and other financial instruments.

         B. The Fund may borrow money only from a bank or from an open-end management investment company managed by the Advisor or an affiliate or a successor thereof for temporary or emergency purposes (not for leveraging or investing) or by engaging in reverse repurchase agreements with any party (reverse repurchase agreements will be treated as borrowings for purposes of fundamental limitation (4)).

         C. The Fund does not currently intend to purchase any security if, as a result, more than 15% of its net assets would be invested in securities that are deemed to be illiquid because they are subject to legal or contractual restrictions on resale or because they cannot be sold or disposed of in the ordinary course of business at approximately the prices at which they are valued.

         D. The Fund may invest in securities issued by other investment companies to the extent that such investments are consistent with the Fund's investment objective and policies and permissible under the 1940 Act.

         E. With respect to fundamental limitation (1), domestic and foreign banking will be considered to be different industries.

         F. With respect to fundamental limitation (1), investments in obligations issued by a foreign government, including the agencies or instrumentalities of a foreign government, are considered to be investments in a specific industry.

         G. The Fund may not acquire any securities of registered open-end investment companies or registered unit investment trusts in reliance on Sections 12(d)(1)(F) or 12(d)(1)(G) of the 1940 Act.

         Additional Non-Fundamental Policy. As a non-fundamental policy:

         H. INVESCO International Core Equity Fund normally invests at least 80% of its assets in equity securities. For purposes of the foregoing sentence, "assets" means net assets, plus the amount of any borrowings for investment purposes. The Fund will provide written notice to its shareholders prior to any change to this policy, as required by the 1940 Act Laws, Interpretations and Exemptions.

In addition, with respect to the Fund's investments in municipal securities, the following non-fundamental policy applies, which may be changed without shareholder approval:

         Each state (including the District of Columbia and Puerto Rico), territory and possession of the United States, each political subdivision, agency, instrumentality and authority thereof, and each multi-state agency of which a state is a member is a separate "issuer." When the assets and revenues of an agency, authority, instrumentality or other political subdivision are separate from the government creating the subdivision and the security is backed only by assets and revenues of the subdivision, such subdivision would be deemed to be the sole issuer. Similarly, in the case of an Industrial Development Bond or Private Activity bond, if that bond is backed only by the assets and revenues of the non-governmental user, then that non-governmental user would be deemed to be the sole issuer. However, if the creating government or another entity guarantees a security, then to the extent that the value of all securities issued or guaranteed by that government or entity and owned by the Fund exceeds 10% of the Fund's total assets, the guarantee would be considered a separate security and would be treated as issued by that government or entity. Securities issued or guaranteed by a bank or subject to financial guaranty insurance are not subject to the limitations set forth in the preceding sentence.

                             MANAGEMENT OF THE FUND

THE INVESTMENT ADVISOR AND SUB-ADVISOR

AIM is the investment advisor for the Fund, and INVESCO Global Asset Management (N.A.), Inc. ("IGAM" or the "Sub-Advisor") is the sub-advisor. Prior to November 25, 2003, INVESCO Funds Group, Inc. ("INVESCO") served as the investment advisor and IGAM served as the sub-advisor. IGAM is an affiliate of INVESCO.

AIM, located at 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173, was organized in 1976, and along with its subsidiaries, manages or advises over 200 investment portfolios, encompassing a broad range of investment objectives. AIM is a direct wholly-owned subsidiary of A I M Management Group Inc. ("AIM Management"), a holding company that has been engaged in the financial services business since 1976.

IGAM, located at One Midtown Plaza, 1360 Peachtree Street, N.E., Suite 100, Atlanta, Georgia 30309, is responsible for the Fund's day-to-day management, including the fund's investment decisions and the execution of securities transactions with respect to the fund.

AIM, AIM Management, INVESCO and IGAM are indirect wholly owned subsidiaries of AMVESCAP PLC, a publicly traded holding company. Through its subsidiaries, AMVESCAP PLC engages in the business of investment management on an international basis. AMVESCAP PLC is one of the largest independent investment management businesses in the world, with approximately $371 billion in assets under management as of December 31, 2003.

INVESTMENT ADVISORY AGREEMENT

As investment advisor, AIM supervises all aspects of the Fund's operations and provides investment advisory services to the Fund. AIM obtains and evaluates economic, statistical and financial information to formulate and implement investment programs for the Fund. The Investment Advisory Agreement provides that, in fulfilling its responsibilities, AIM may engage the services of other investment managers with respect to the Fund. The investment advisory services of AIM and the investment sub-advisory services of IGAM are not exclusive and AIM and IGAM are free to render investment advisory services to others, including other investment companies.

AIM is also responsible for furnishing to the Fund, at AIM's expense, the services of persons believed to be competent to perform all supervisory and administrative services required by the Fund, in the judgment of the trustees, to conduct their respective businesses effectively, as well as the offices, equipment and other facilities necessary for their operations. Such functions include the maintenance of the Fund's accounts and records, and the preparation of all requisite corporate documents such as tax returns and reports to the SEC and shareholders.

The Master Investment Advisory Agreement provides that the Fund will pay or cause to be paid all expenses of the Fund not assumed by AIM, including, without limitation: brokerage commissions, taxes, legal, auditing or governmental fees, custodian, transfer and shareholder service agent costs, expenses of issue, sale, redemption, and repurchase of shares, expenses of registering and qualifying shares for sale, expenses relating to trustees and shareholder meetings, the cost of preparing and distributing reports and notices to shareholders, the fees and other expenses incurred by the Trust on behalf of the Fund in connection with membership in investment company organizations, and the cost of printing copies of prospectuses and statements of additional information distributed to the Fund's shareholders.

Pursuant to its investment advisory agreement with the Trust, AIM receives a monthly fee from the Fund calculated at the following annual rates, based on the average daily net assets of the Fund during the year:

     -   0.75% on the first $500 million of the Fund's average net assets;

     -   0.65% on the next $500 million of the Fund's average net assets;

     -   0.55% of the Fund's average net assets from $1 billion;

     -   0.45% of the Fund's average net assets from $2 billion;

     -   0.40% of the Fund's average net assets from $4 billion;

     -   0.375% of the Fund's average net assets from $6 billion; and

     -   0.35% of the Fund's average net assets from $8 billion.

The management fees payable by the Fund, the amounts waived by INVESCO and the net fees paid by the Fund for the fiscal year ended October 31, 2003 are as follows:

                                                                              OCTOBER 31, 2003
                                                        -----------------------------------------------------
                                                        MANAGEMENT            MANAGEMENT               NET
                                                            FEE                  FEE               MANAGEMENT
                                                          PAYABLE              WAIVERS              FEE PAID
--------------------------------------------------------------------------------------------------------------
INVESCO International Core Equity Fund                   $ 346,653              $   0                $346,653

Prior to November 25, 2003, INVESCO served as investment advisor to the Fund. During the periods ended October 31, 2002 and 2001, the Fund paid INVESCO advisory fees in the dollar amounts shown. If applicable, the advisory fees were offset by credits in the amounts shown below, so that the Fund's fees were not in excess of the expense limitations shown, which were voluntarily agreed to by the Trust and INVESCO. The fee is allocated daily to each class based on the relative proportion of net assets represented by such class.

                                    Advisory     Total Expense     Total Expense
        INVESTOR CLASS             Fee Dollars   Reimbursements     Limitations
        --------------             -----------   --------------    -------------
Year Ended October 31, 2002         $ 365,864        $    0            2.00%
Year Ended October 31, 2001           430,101             0            2.00%

CLASS A

Period Ended October 31, 2002(1)    $   1,548        $    0            2.10%(2)

CLASS B

Period Ended October 31, 2002(1)    $     275        $    0            2.75%

CLASS C

Year Ended October 31, 2002         $   7,859        $8,258            2.75%
Year Ended October 31, 2001             6,549         2,248            2.75%

CLASS R(3)                                N/A           N/A             N/A

INSTITUTIONAL CLASS(4)                    N/A           N/A             N/A

(1) For the period April 1, 2002, commencement of operations, through October 31, 2002.

(2) 2.00% prior to August 1, 2002. Effective August 1, 2002, the Total Expense Limitation was changed to 2.10%.

(3)  Class R shares commenced operations on November 24, 2003.

(4)  Institutional Class shares commenced operations on April 30, 2004.

AIM may from time to time waive or reduce its fee. Voluntary fee waivers or reductions may be rescinded at any time without further notice to investors. During periods of voluntary fee waivers or reductions, AIM will retain its ability to be reimbursed for such fee prior to the end of each fiscal year. Contractual fee waivers or reductions set forth in the Fee Table in a Prospectus may not be terminated or amended to the Fund's detriment during the period stated in the agreement between AIM and the Fund.

AIM has agreed to assume all voluntary and contractual fee waiver and reimbursement arrangements discussed above in the section entitled "The Investment Advisor" and in the Fund's Prospectus.

AIM has voluntarily agreed to waive a portion of advisory fees payable by the Fund. The amount of the waiver will equal 25% of the advisory fee AIM receives from the Affiliated Money Market Funds as a result of the Fund's investment of uninvested cash in an Affiliated Money Market Fund. Termination of this agreement requires approval by the Board. See "INVESTMENTS, POLICIES, AND RISKS
- Other Investment Company Securities."

AIM has contractually agreed through October 31, 2004 to waive fees and/or reimburse expenses to the extent necessary to limit total annual operating expenses (excluding interest, taxes, brokerage commissions, extraordinary expenses and increases in expense offset arrangements, excluding directed brokerage (if any) for the Fund's Class A, Class B, Class C and Class R shares to 2.10%, 2.68%, 2.75% and 2.25%, respectively.

SECURITIES LENDING ARRANGEMENTS. If a Fund engages in securities lending, AIM will provide the Fund investment advisory services and related administrative services. The advisory agreement describes the administrative services to be rendered by AIM if a Fund engages in securities lending activities, as well as the compensation AIM may receive for such administrative services. Services to be provided include: (a) overseeing participation in the securities lending program to ensure compliance with all applicable regulatory and investment guidelines; (b) assisting the securities lending agent or principal (the "agent") in determining which specific securities are available for loan; (c) monitoring the agent to ensure that securities loans are effected in accordance with AIM's instructions and with procedures adopted by the Board; (d) preparing appropriate periodic reports for, and seeking appropriate approvals from, the Board with respect to securities lending activities; (e) responding to agent inquiries; and (f) performing such other duties as may be necessary.

AIM's compensation for advisory services rendered in connection with securities lending is included in the advisory fee schedule. As compensation for the related administrative services AIM will provide, a lending Fund will pay AIM a fee equal to 25% of the net monthly interest or fee income retained or paid to the Fund from such activities. AIM currently intends to waive such fee, and has agreed to seek Board approval prior to its receipt of all or a portion of such fee.

THE SUB-ADVISORY AGREEMENT

AIM has entered into a Master Sub-Advisory contract with IGAM to provide investment sub-advisory services to the Fund.

IGAM is registered as an investment advisor under the Investment Advisers Act of 1940, as amended (the "Advisers Act"). IGAM provides investment supervisory services on both discretionary and non-discretionary bases to pension and profit sharing plans, endowments and educational institutions, investment companies, insurance companies, and individuals and personal holding companies.

For the services to be rendered by IGAM under its Master Sub-Advisory Contract, AIM will pay to IGAM a fee which will be computed daily and paid as of the last day of each month on the basis of the Fund's daily net asset value, using for each daily calculation the most recently determined net asset value of the Fund. On an annual basis, the sub-advisory fee is equal to 40% of AIM's compensation of the sub-advised assets per year.

BOARD APPROVAL OF ADVISORY AND SUB-ADVISORY AGREEMENTS

Board Approval of Advisory Agreement with AIM

At the request of AIM, the Board discussed the approval of the advisory agreement at an in-person meeting held on August 12-13, 2003. The independent trustees also discussed the approval of the advisory agreement with independent counsel prior to that meeting. In evaluating the advisory agreement, the Board requested and received information from AIM to assist in its deliberations.

The Board considered the following factors in determining reasonableness and fairness of the proposed changes between the then-current advisory agreement with INVESCO and the advisory agreement with AIM:

              - The qualifications of AIM to provide investment advisory services. The Board reviewed the credentials and experience of the officers and employees of AIM who would provide investment advisory services to the Fund, and noted that the persons providing portfolio management services to the Fund would not change.

              - The range of advisory services provided by AIM. The Board reviewed the services to be provided by AIM under the advisory agreement, and noted that no material changes in the level or type of services provided under the then-current advisory agreement with INVESCO would occur other than the provision by AIM of certain administrative services if the Fund engages in securities lending.

              - Qualifications of AIM to provide a range of management and administrative services. The Board reviewed the general nature of the non-investment advisory services performed by AIM and its affiliates, such as administrative, transfer agency and distribution services, and the fees received by AIM and its affiliates for performing such services. In addition to reviewing such services, the Board also considered the organizational structure employed by AIM and its affiliates to provide those services. The Board reviewed the proposed elimination from the proposed advisory agreement of the provision of administrative services to the Fund. The Board also reviewed the form of Master Administrative Services Agreement, noted that the overall services to be provided under the existing arrangements and under the Master Administrative Services Agreements are the same, and concluded that the overall accounting and administrative services to be provided by AIM would not change under the combination of the advisory agreement and the Master Administrative Services Agreement.

              - The performance record of the Fund. The Board reviewed the Fund's performance record and determined that AIM has developed the expertise and resources for managing funds with an investment objective and strategies similar to those of the Fund and is able, therefore, to provide advisory and administrative services to the Fund.

              - Advisory fees and expenses. The Board examined the expense ratio and the level of advisory fees for the Fund under the then-current advisory agreement and compared them with the advisory fees expected to be incurred under the advisory agreement. The Board concluded that the Fund's projected expense ratio and advisory fees under the advisory agreement were fair and reasonable in comparison with those of other similar funds (including similar funds advised by AIM) and in light of the investment management services to be provided by AIM under the advisory agreement. The advisory fees under the advisory agreement are the same as the advisory fees paid to INVESCO under the then-current advisory agreement, other than the removal of the reimbursement obligation related to services provided to the Fund and AIM by officers and directors which is not currently applicable, and the provisions that permit AIM's receipt of fees for providing administrative services in connection with securities lending activities. Such fees would be paid only to the extent that the Fund engages in securities lending. The Board noted that AIM intends to waive its right to receive any fees under the investment advisory agreement for the administrative services it provides in connection with securities lending activities. The Board also noted that AIM has agreed to seek the Board's approval prior to its receipt of all or a portion of such fees.

              - The profitability of AIM. The Board reviewed information concerning the profitability of AIM's (and its affiliates') investment advisory and other activities and its financial condition. The Board noted that, except as described above, no changes to the advisory fees were being proposed, other than to permit AIM's receipt of fees for providing services in connection with securities lending, and further noted that AIM intends to waive its right to receive any such fees and has agreed to seek the Board's approval prior to its receipt of all or a portion of such fees. The Board also noted that, in accordance with an exemptive order issued by the SEC, before the Fund may participate in a securities lending program, the Board must approve such participation. In addition, the Board must evaluate the securities lending arrangements annually and determine that it is in the best interests of the shareholders of the Fund to invest in AIM-advised money market funds any cash collateral the Fund receives as security for the borrower's obligation to return the loaned securities. If the Fund invests the cash collateral in AIM-advised money market funds, AIM will receive additional advisory fees from these money market funds, because the invested cash collateral will increase the assets of these funds and AIM receives advisory fees based upon the assets of these funds. The Board noted that the cash collateral relates to assets of the Fund that have already been invested, and the investment of the cash collateral is intended to benefit the Fund by providing it with additional income. The Board also noted that an investment of the cash collateral in an AIM-advised money market fund would have a positive effect on the profitability of AIM.

              - The terms of the advisory agreement. The Board reviewed the terms of the advisory agreement, including changes being made to clarify or expand non-exclusivity, delegation and liability provisions, to separate administrative services from advisory services and to have AIM assist the Fund if it engages in securities lending. The Board determined that these changes reflect the current environment in which the Fund operates, and that AIM should have the flexibility to operate in that environment.

After considering the above factors, the Board concluded that it is in the best interests of the Fund and its shareholders to approve the advisory agreement between the Trust and AIM for the Fund. In so doing, they were advised by independent counsel, retained by the independent trustees and paid for by Trust, as to the nature of the matters to be considered and the standards to be used in reaching their decision.

The advisory agreement will expire, unless renewed, on or before June 30, 2004.

Board Approval of Sub-Advisory Agreement with AIM and IGAM.

At the request of AIM and IGAM, the Board discussed the approval of the sub-advisory agreement at an in-person meeting held on August 12-13, 2003. The independent trustees also discussed the approval of the sub-advisory agreement with independent counsel prior to that meeting. In evaluating the sub-advisory agreement, the Board requested and received information from AIM and IGAM to assist in its deliberations.

The Board considered the following factors in determining the reasonableness and fairness of the sub-advisory agreement between AIM and IGAM:

     - The range of sub-advisory services provided by IGAM. The Board reviewed the services to be provided by IGAM under the sub-advisory agreement, and noted that the level and type of investment advisory services under the sub-advisory agreement would be comparable to those provided by IGAM under Trust's then-current sub-advisory agreement with IGAM.

     - The fees payable to IGAM for its services. The Board noted that IGAM will receive compensation based on that portion of the assets of the Fund that it manages (the sub-advised assets). In addition, the fees paid would be a percentage of the advisory fees that AIM receives on the sub-advised assets. The Board noted that these fees had been agreed to by AIM and IGAM, as well as by AMVESCAP, the indirect parent of AIM and IGAM. The Board also noted that the changes to the compensation to IGAM would have no effect on the Fund, since the fees are payable by AIM.

     - The performance record of the Fund. The Board reviewed the performance record of the Fund and noted that the same portfolio management team would provide investment advisory services to the Fund under the sub-advisory agreement. The Board determined that such portfolio management team had provided satisfactory services with respect to the Fund, after considering performance information that it received during the past year from IGAM.

     - The profitability of IGAM. The Board considered information concerning the profitability of IGAM's (and its affiliates') investment advisory and other activities and its financial condition. The Board noted that IGAM would receive an annual fee equal to a percentage of AIM's compensation on the sub-advised assets. The Board noted that the sub-advisory fees are less than the advisory fees currently received by IGAM under the then-current sub-advisory agreement, but that IGAM assured the Board that such reduction would not affect the nature or quality of the services provided by it to the Fund.

     - The terms of the sub-advisory agreement. The Board reviewed the terms of the sub-advisory agreement, including the changes discussed above. The Board determined that these changes reflect the current environment in which the Fund operates, and that IGAM should have the flexibility to operate in that environment.

After considering the above factors, the Board concluded that it is in the best interests of the Fund and its shareholders to approve the sub-advisory agreement between AIM and IGAM for the Fund. In so doing, they were advised by independent counsel, retained by the independent trustees and paid for by Trust, as to the nature of the matters to be considered and the standards to be used in reaching their decision.

The sub-advisory agreement will expire, unless renewed, on or before June 30, 2004.

ADMINISTRATIVE SERVICES AGREEMENT

AIM and the Trust have entered into a Master Administrative Services Agreement pursuant to which AIM may perform or arrange for the provision of certain accounting and other administrative services to the Fund which are not required to be performed by AIM under the advisory agreement. The Master Administrative Services Agreement provides that it will remain in effect and continue from year to year only if such continuance is specifically approved at least annually by the Trust's Board, including the independent trustees, by votes cast in person at a meeting called for such purpose. Under the Master Administrative Services Agreement, AIM is entitled to receive from the Fund reimbursement of its costs or such reasonable compensation as may be approved by the Board. Currently, AIM is reimbursed for the services of the Trust's principal financial officer and her staff, and any expenses related to fund accounting services.

ADMINISTRATIVE SERVICES FEES

INVESCO delegated its duties as administrator to the Fund to AIM pursuant to an agreement dated August 12, 2003.

Administrative services fees paid to INVESCO or AIM (beginning August 1, 2003) by the Fund for the fiscal year ended October 31, 2003 were $30,799.

During the periods ended October 31, 2002 and 2001, the Fund paid the following fees to INVESCO, if applicable, prior to the voluntary absorption of the Fund expenses by INVESCO (and IGAM, where applicable). The fees are allocated daily to each class based on the relative proportion of net assets represented by such class. To limit expenses, INVESCO had contractually obligated itself to waive fees and bear expenses that would cause the ratio of expenses to average net assets to exceed 2.10% for Class A shares, and 2.75% for each of Class B and Class C shares. The Advisor is entitled to reimbursement by a class of any fees waived pursuant to this arrangement if such reimbursement does not cause the class to exceed the current expense limitations and the reimbursement is made within three years after INVESCO incurred the expense.

                                              ADMINISTRATIVE
                                                 SERVICES
                                              --------------
INVESTOR CLASS

Year Ended October 31, 2002                    $     31,690
Year Ended October 31, 2001                          35,655

CLASS A

Period Ended October 31, 2002(1)               $        137

CLASS B

Period Ended October 31, 2002(1)               $         24

CLASS C

Year Ended October 31, 2002                    $        682
Year Ended October 31, 2001                             544

CLASS R(2)                                              N/A

INSTITUTIONAL CLASS(3)                                  N/A

(1) For the period April 1, 2002, commencement of operations, through October 31, 2002.

(2)  Class R shares commenced operations on November 24, 2003.

(3)  Institutional Class shares commenced operations on April 30, 2004.

TRANSFER AGENCY AGREEMENT

AIM Investment Services, Inc. ("AIS"), 11 Greenway Plaza, Suite 100, Houston, TX 77046, is the Trust's transfer agent, dividend disbursing agent, and registrar for the Fund. Prior to October 1, 2003, INVESCO served as transfer agent to the Fund.

The Transfer Agency and Service Agreement between the Trust and AIS provides that AIS will perform certain shareholder services for the Fund. The Transfer Agency and Service Agreement provides that the Fund pays the transfer agent an annual fee of $22.50 per shareholder account, or, where applicable, per participant in an omnibus account. This fee is paid monthly at the rate of 1/12 of the annual fee and is based upon the actual number of shareholder accounts and omnibus account participants in the Fund at any time during each month.

                       TRUSTEES AND OFFICERS OF THE TRUST

BOARD OF TRUSTEES

The overall management of the business and affairs of the Fund and the Trust is vested in the Board. The Board approves all significant agreements between the Trust, on behalf of the Fund, and persons or companies furnishing services to the Fund. The day-to-day operations of the Fund are delegated to the officers of the Trust and to AIM, subject always to the objective(s), restrictions and policies of the Fund and to the general supervision of the Board. Certain trustees and officers of the Trust are affiliated with AIM and AIM Management, the parent corporation of AIM. All of the Trust's executive officers hold similar offices with some or all of the other AIM Funds.

MANAGEMENT INFORMATION

The trustees and officers of the Trust, their principal occupations during the last five years and certain other information concerning them are set forth in Appendix B.

The standing committees of the Board are the Audit Committee, the Governance Committee, the Investments Committee, the Valuation Committee and the Special Committee Relating to Market Timing Issues.

The members of the Audit Committee are Bob R. Baker, James T. Bunch, Edward K. Dunn, Jr. (Chair), Lewis F. Pennock, Dr. Larry Soll, Dr. Prema Mathai-Davis and Ruth H. Quigley (Vice Chair). The Audit Committee is responsible for: (i) the appointment, compensation and oversight of any independent auditors employed by the Fund (including monitoring the independence, qualifications and performance of such auditors and resolution of disagreements between the Fund's management and the auditors regarding financial reporting) for the purpose of preparing or issuing an audit report or performing other audit, review or attest services;
(ii) overseeing the financial reporting process of the Fund; (iii) monitoring the process and the resulting financial statements prepared by management to promote accuracy and integrity of the financial statements and asset valuation;
(iv) assisting the Board's oversight of the Fund's compliance with legal and regulatory requirements that relate to the Fund's accounting and financial reporting, internal control over financial reporting and independent audits; (v) to the extent required by Section 10A of the Securities Exchange Act of 1934, pre-approving all permissible non-audit services that are provided to the Fund by its independent auditors; (vi) pre-approving, in accordance with Item 2.01(c)(7)(ii) of Regulation S-X, certain non-audit services provided by the Fund's independent auditors to the Fund's investment advisor and certain other affiliated entities; and (vii) to the extent required by Regulation 14A, preparing an audit committee report for inclusion in the Fund's annual proxy statement. During the fiscal year ended October 31, 2003, the Audit Committee held seven meetings.

The members of the Governance Committee are Frank S. Bayley, Bruce L. Crockett (Chair), Albert R. Dowden, Jack M. Fields (Vice Chair), Gerald J. Lewis and Louis S. Sklar. The Governance Committee is responsible for: (i) nominating persons who are not interested persons of the Trust for election or appointment:
(a) as additions to the Board, (b) to fill vacancies which, from time to time, may occur in the Board and (c) for election by shareholders of the Trust at meetings called for the election of trustees; (ii) nominating persons for appointment as members of each committee of the Board, including, without limitation, the Audit Committee, the Governance Committee, the Investments Committee and the Valuation Committee, and to nominate persons for appointment as chair and vice chair of each such committee; (iii) reviewing from time to time the compensation payable to the trustees and making recommendations to the Board regarding compensation; (iv) reviewing and evaluating from time to time the functioning of the Board and the various committees of the Board; (v) selecting independent legal counsel to the independent trustees and approving the compensation paid to independent legal counsel; and (vi) approving the compensation paid to independent counsel and other advisers, if any, to the Audit Committee of the Trust.

The Governance Committee will consider nominees recommended by a shareholder to serve as trustees, provided: (i) that such person is a shareholder of record at the time he or she submits such names and is entitled to vote at the meeting of shareholders at which trustees will be elected; and (ii) that the Governance Committee or the Board, as applicable, shall make the final determination of persons to be nominated. During the fiscal year ended October 31, 2003, the Governance Committee held five meetings.

Notice procedures set forth in the Trust's bylaws require that any shareholder of a Fund desiring to nominate a trustee for election at a shareholder meeting must submit to the Trust's Secretary the nomination in writing not later than the close of business on the later of the 90th day prior to such shareholder meeting or the tenth day following the day on which public announcement is made of the shareholder meeting and not earlier than the close of business on the 120th day prior to the shareholder meeting.

The members of the Investments Committee are Messrs. Baker (Vice Chair), Bayley (Vice Chair), Bunch, Crockett, Dowden (Chair), Dunn, Fields, Lewis, Pennock, Sklar and Soll, and Carl Frischling, and Dr. Mathai-Davis (Vice Chair) and Miss Quigley. The Investments Committee is responsible for: (i) overseeing AIM's investment-related compliance systems and procedures to ensure their continued adequacy; and (ii) considering and acting, on an interim basis between meetings of the full Board, on investment-related matters requiring Board consideration. During the fiscal year ended October 31, 2003, the Investments Committee held four meetings.

The members of the Valuation Committee are Messrs. Dunn and Pennock (Chair), and Miss Quigley (Vice Chair). The Valuation Committee meets on an ad hoc basis when the Board is not available to review matters related to valuation. During the fiscal year ended October 31, 2003, the Valuation Committee held one meeting.

The members of the Special Committee Relating to Market Timing Issues are Messrs. Crockett, Dowden, Dunn and Lewis (Chair). The purpose of the Special Committee Relating to Market Timing Issues is to remain informed on matters relating to alleged excessive short term trading in shares of the Fund ("market timing") and to provide guidance to special counsel for the independent trustees on market timing issues and related matters between meetings of the independent trustees. During the fiscal year ended October 31, 2003, the Special Committee Relating to Market Timing Issues did not meet.

Trustee Ownership of Fund Shares

The dollar range of equity securities beneficially owned by each trustee (i) in the Fund's and (ii) on an aggregate basis, in all registered investment companies overseen by the trustee within the AIM and INVESCO Funds complex is set forth in Appendix B.

COMPENSATION

Each trustee who is not affiliated with AIM is compensated for his or her services according to a fee schedule which recognizes the fact that such trustee also serves as a trustee of other AIM Funds. Each such trustee receives a fee, allocated among the AIM Funds for which he or she serves as a trustee, which consists of an annual retainer component and a meeting fee component.

Information regarding compensation paid or accrued for each trustee of the Trust who was not affiliated with AIM or INVESCO during the year ended December 31, 2003 is found in Appendix C.

RETIREMENT PLAN FOR TRUSTEES

The trustees have adopted a retirement plan for the trustees of the Trust who are not affiliated with AIM. The retirement plan includes a retirement policy as well as retirement benefits for the non-AIM-affiliated trustees.

The retirement policy permits each non-AIM-affiliated trustee to serve until December 31 of the year in which the trustee turns 72. A majority of the trustees may extend from time to time the retirement date of a trustee.

Annual retirement benefits are available to each non-AIM-affiliated trustee of the Trust and/or the other AIM or INVESCO Funds (each, a "Covered Fund") who has at least five years of credited service as a trustee (including service to a predecessor fund) for a Covered Fund. The retirement benefits will equal 75% of the trustee's annual retainer paid or accrued by any Covered Fund to such trustee during the twelve-month period prior to retirement, including the amount of any retainer deferred under a separate deferred compensation agreement between the Covered Fund and the trustee. The annual retirement benefits are payable in quarterly installments for a number of years equal to the lesser of
(i) ten or (ii) the number of such trustee's credited years of service. A death benefit is also available under the plan that provides a surviving spouse with a quarterly installment of 50% of a deceased trustee's retirement benefits for the same length of time that the trustee would have received based on his or her service. A trustee must have attained the age of 65 (55 in the event of death or disability) to receive any retirement benefit.

DEFERRED COMPENSATION AGREEMENTS

Messrs. Dunn, Fields, Frischling and Sklar and Dr. Mathai-Davis (for purposes of this paragraph only, the "Deferring Trustees") have each executed a Deferred Compensation Agreement (collectively, the "Compensation Agreements"). Pursuant to the Compensation Agreements, the Deferring Trustees have the option to elect to defer receipt of up to 100% of their compensation payable by the Trust, and such amounts are placed into a deferral account. Currently, the Deferring Trustees have the option to select any class of shares of various AIM Funds or INVESCO Funds in which all or part of their deferral accounts shall be deemed to be invested. Distributions from the Deferring Trustees' deferral accounts will be paid in cash, generally in equal quarterly installments over a period of up to ten (10) years (depending on the Compensation Agreement) beginning on the date selected under the Compensation Agreement. The Trust's Board, in its sole discretion, may accelerate or extend the distribution of such deferral accounts after the Deferring Trustee's retirement benefits commence under the Plan. The Board, in its sole discretion, also may accelerate or extend the distribution of such deferral accounts after the Deferring Trustee's termination of service as a director of the Trust. If a Deferring Trustee dies prior to the distribution of amounts in his or her deferral account, the balance of the deferral account will be distributed to his or her designated beneficiary. The Compensation Agreements are not funded and, with respect to the payments of amounts held in the deferral accounts, the Deferring Trustees have the status of unsecured creditors of the Trust and of each other AIM Fund or INVESCO Fund from which they are deferring compensation.

Purchases of Class A Shares of the Funds at Net Asset Value

The trustees and other affiliated persons of the Trust may purchase Class A shares of the AIM and/or INVESCO Funds without paying an initial sales charge. A I M Distributors, Inc. ("AIM Distributors") permits such purchases because there is a reduced sales effort involving in sales to such purchasers, thereby resulting in relatively low expenses of distribution.

                                 CODE OF ETHICS

AIM, the Trust, IGAM and AIM Distributors have each adopted a Code of Ethics governing, as applicable, personal trading activities of all directors/trustees, officers of the Trust, persons who, in connection with their regular functions, play a role in the recommendation of any purchase or sale of a security by the Fund or obtain information pertaining to such purchase or sale, and certain other employees. The Codes of Ethics are intended to prohibit conflicts of interest with the Trust that may arise from personal trading. Personal trading, including personal trading involving securities that may be purchased or held by the Fund, is permitted by persons covered under the relevant Codes subject to certain restrictions; however those persons are generally required to pre-clear all security transactions with the Compliance Officer or his designee and to report all transactions on a regular basis.

                              PROXY VOTING POLICIES

The Board has delegated responsibility for decisions regarding proxy voting for securities held by the Fund to IGAM. The investment sub-advisor will vote such proxies in accordance with its proxy policies and procedures, which have been reviewed and approved by the Board, and which are found in Appendix D.

Any material changes to the proxy policies and procedures will be submitted to the Board for approval. The Board will be supplied with a summary quarterly report of the Fund's proxy voting record.

               CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

Information about the ownership of each class of the Funds' shares by beneficial or record owners of the Funds and by trustees and officers as a group is found in Appendix E. A shareholder who owns beneficially 25% or more of the outstanding shares of a Fund is presumed to "control" that Fund.

                           DISTRIBUTION OF SECURITIES

DISTRIBUTOR

The Trust has entered into master distribution agreements, as amended, relating to the Fund (the "Distribution Agreements") with A I M Distributors, Inc. ("AIM Distributors"), a registered broker-dealer and a wholly owned subsidiary of AIM, pursuant to which AIM Distributors acts as the distributor of the shares of the Fund. AIM Distributors became the distributor of the Fund effective July 1, 2003. The address of AIM Distributors is P.O. Box 4739, Houston, Texas 77210-4739. Certain trustees and offices of the Trust are affiliated with AIM Distributors.

AIM Distributors bears all expenses, including the cost of printing and distributing prospectuses, incident to marketing of the Fund's shares, except for such distribution expenses as are paid out of Fund assets under the Trust's Plans of Distribution (each individually a "Plan" and collectively, the "Plans"), which have been adopted by the Fund pursuant to Rule 12b-1 under the 1940 Act. Prior to July 1, 2003, INVESCO Distributors, Inc. ("IDI") was the distributor of the Fund.

The Distribution Agreements provide AIM Distributors with the exclusive right to distribute shares of the Fund on a continuous basis directly and through other broker-dealers with whom AIM Distributors has entered into selected dealer agreements. AIM Distributors has not undertaken to sell any specified number of shares of any class of the Fund.

INVESTOR CLASS. The Trust has adopted an Amended and Restated Master Distribution Plan - Investor Class (the "Investor Class Plan") with respect to Investor Class shares, which provides that the Investor Class shares of the Fund will make monthly payments to AIM Distributors computed at an annual rate no greater than 0.25% of average net assets attributable to Investor Class shares. These payments permit AIM Distributors, at its discretion, to engage in certain activities and provide services in connection with the distribution of the Fund's Investor Class shares to investors. Payments by the Fund under the Investor Class Plan, for any month, may be made to compensate AIM Distributors for permissible activities engaged in and services provided.

CLASS A. The Trust has adopted an Amended and Restated Master Distribution Plan
- Class A pursuant to Rule 12b-1 under the 1940 Act relating to the Class A shares of the Fund (the "Class A Plan"). Under the Class A Plan, Class A shares of the Fund pay compensation to AIM Distributors at an annual rate of 0.35% per annum of the average daily net assets attributable to Class A shares for the purpose of financing any activity which is primarily intended to result in the sale of Class A shares. During any period in which the Fund is closed due to high asset levels, the Class A shares of the Fund will reduce this payment of 0.35% to 0.25% per annum.

The Class A Plan is designed to compensate AIM Distributors, on a monthly basis, for certain promotional and other sales-related costs, and to implement a financial intermediary incentive program which provides for periodic payments to financial intermediaries that have entered into service agreements and furnish continuing personal shareholder services to their customers who purchase and own Class A shares of the Fund. The service fees payable to selected financial intermediaries are calculated at the annual rate of 0.25% of the average daily net asset value of those Fund shares that are held in such financial intermediaries' customers' accounts.

Of the aggregate amount payable under the Class A Plan, payments to financial intermediaries that provide continuing personal shareholder services to their customers who purchase and own Class A shares of the Fund, in amounts up to 0.25% of the average daily net assets of the Class A shares of the Fund attributable to the customers of such financial intermediaries, are characterized as service fees. Payments to financial intermediaries in excess of such amount and payments to AIM Distributors would be characterized as an asset-based sales charge pursuant to the Class A Plan. The Class A Plan also imposes a cap on the total amount of sales charges, including asset-based sales charges, that may be paid by the Trust with respect to the Class A shares of the Fund.

CLASS B. The Trust has adopted an Amended and Restated Master Distribution Plan
- Class B pursuant to Rule 12b-1 under the 1940 Act relating to Class B shares of the Fund (the "Class B Plan"). Under the Class B Plan, Class B shares of the Fund pays compensation monthly to AIM Distributors at an annual rate of 1.00% per annum of the average daily net assets attributable to Class B shares for the purpose of financing any activity which is primarily intended to result in the sale of Class B shares. Of such amount, the Fund pays a service fee of 0.25% of the average daily net assets attributable to Class B shares to selected financial intermediaries that have entered into service agreements with respect to Class B shares of the Fund and that provide continuing personal shareholder services to its customers who purchase and own Class B shares. Any amounts not paid as a service fee would constitute an asset-based sales charge pursuant to the Class B Plan. The portion of the payments to AIM Distributors under the Class B plan which constitutes an asset-based sales charge (0.75%) is intended in part to permit AIM Distributors to recoup a portion of such sales commissions plus financing costs. The Class B Plan also imposes a cap on the total amount of sales charges, including asset-based sales charges, that may be paid by the Trust with respect to the Class B shares of the Fund.

The Class B Plan may obligate the Class B shares to continue to make payments to AIM Distributors following termination of the Class B Plan with respect to Class B shares sold by or attributable to the distribution efforts of AIM Distributors unless there has been a complete termination of the Class B Plan (as defined in such Plan). Additionally, the Class B Plan expressly authorizes AIM Distributors to assign, transfer, or pledge its rights to payments pursuant to the Class B Plan. As a result, the contingent deferred sales charge (CDSC) on Class B shares will continue to be applicable even in the event of a complete termination of the Class B Plan (as defined in such Plan).

CLASS C. The Trust has adopted an Amended and Restated Master Distribution Plan
- Class C pursuant to Rule 12b-1 under the 1940 Act relating to the Class C shares of the Fund (the "Class C Plan"). Under the Class C Plan, Class C shares of the Fund pays compensation monthly to AIM Distributors at an annual rate of 1.00% per annum of the average daily net assets attributable to Class C shares for the purpose of financing any activity which is primarily intended to result in the sale of Class C shares. The Class C Plan is designed to compensate AIM Distributors for certain promotional and other sales-related costs, and to implement a financial intermediary incentive program which provides for periodic payments to selected financial intermediaries that have entered onto service agreements and furnish continuing personal shareholder services to their customers who purchase and own Class C shares of the Fund.

Of the aggregate amount payable under the Class C Plan, payments to financial intermediaries that provide continuing personal shareholder services to their customers who purchase and own Class C shares of the Fund, in amounts of up to 0.25% of the average daily net assets of the Class C shares of the Fund attributable to the customers of such financial intermediaries, are characterized as a service fee. Payments to financial intermediaries in excess of such amount and payments to AIM Distributors would be characterized as an asset-based sales charge pursuant to the Class C Plan. The Class C Plan also imposes a cap on the total amount of sales charges, including asset-based sales charges, that may be paid by the Trust with respect to the Class C shares.

AIM Distributors may pay sales commissions to financial intermediaries that sell Class C shares of the Fund at the time of such sales. Payments with respect to Class C shares will equal 1.00% of the purchase price of the Class C shares sold or serviced by the financial intermediary, and will consist of an asset-based sales charge of 0.75% of the purchase price of Class C shares sold plus an advance of the first year service fee of 0.25% with respect to such shares. AIM Distributors will retain all payments received by it relating to Class C shares for the first twelve months after they are purchased. The portion of the payments to AIM Distributors under the Class C Plan which constitutes an asset-based sales charge (0.75%) is intended in part to permit AIM Distributors to recoup a portion of on-going sales commissions to financial intermediaries plus financing costs, if any. After the first twelve months, AIM Distributors will make such payments quarterly to financial intermediaries based on the average net asset value of Class C shares which are attributable to shareholders for whom the financial intermediaries are designated as dealers of record. These commissions are not paid on sales to investors who may not be subject to payment of the CDSC and in circumstances where AIM Distributors grants an exemption on particular transactions. Should the financial intermediary elect to waive the asset-based sales charge, the 12b-1 fees will begin to be paid by AIM Distributors to the financial intermediary immediately.

CLASS R. The Trust has adopted an Amended and Restated Master Distribution Plan
- Class R pursuant to Rule 12b-1 under the 1940 Act relating to Class R shares of the Fund (the "Class R Plan"). Under the Class R Plan, Class R shares of the Fund pay compensation monthly to AIM Distributors at an annual rate of 0.50% of average net assets attributable to Class R shares for the purpose of financing any activity which is primarily intended to result in the sale of Class R shares. The Class R Plan is designed to compensate AIM Distributors for certain promotional and other sales-related costs, and to implement a financial intermediary incentive program which provides for periodic payments to selected financial intermediaries that have entered into service agreements and furnish continuing personal shareholder services to their customers who purchase and own Class R shares of the Fund.

Of the aggregate amount payable under the Class R Plan, payments to financial intermediaries that provide continuing personal shareholder services to their customers who purchase and own Class R shares of the Fund may be characterized as a service fee.

ALL PLANS. Activities appropriate for financing under the Plans include, but are not limited to, the following: printing of prospectuses and statements of additional information and reports for other than existing shareholders; preparation and distribution of advertising material and sales literature; expenses of organizing and conducting sales seminars; and supplemental payments to financial intermediaries such as asset-based sales charges or as payments of service fees under shareholder service arrangements.

A significant expenditure under the Plans is compensation paid to financial intermediaries, which may include AIM-affiliated companies, in order to obtain various distribution-related and/or administrative services for the Fund. The Fund is authorized by a Plan to use its assets to finance the payments made to obtain those services from selected financial intermediaries which may enter into agreements with AIM Distributors. Payments will be made by AIM Distributors to financial intermediaries who sell shares of the Fund and may be made to banks, savings and loan associations, and other depository institutions ("Banks"). Although the Glass-Steagall Act limits the ability of certain Banks to act as underwriters of mutual fund shares, the Advisor does not believe that these limitations would affect the ability of such Banks to enter into arrangements with AIM Distributors, but can give no assurance in this regard. However, to the extent it is determined otherwise in the future, arrangements with Banks might have to be modified or terminated, and, in that case, the size of the Fund possibly could decrease to the extent that the Banks would no longer invest customer assets in the Fund. Neither the Trust nor its investment advisor will give any preference to Banks which enter into such arrangements when selecting investments to be made by the Fund.

AIM Distributors currently is the distributor of the Fund. Prior to July 1, 2003, IDI was the distributor of the Fund. The Fund made payments to IDI or AIM Distributors (beginning July 1, 2003), under the Investor Class, Class A, Class B and Class C Plans during the fiscal year or period ended October 31, 2003 in the following amounts:

                                  INVESTOR
                                   CLASS        CLASS A      CLASS B      CLASS C      CLASS R(1)
IDI                              $ 65,986       $ 5,828      $ 1,587      $ 13,222      $   N/A
AIM Distributors                   36,598         3,740        1,542         8,078          N/A

(1) Class R shares commenced operations on November 24, 2003.

For the fiscal year or period ended October 31, 2003, allocation of 12b-1 amounts paid by the Fund for the following categories of expenses were:

                                  INVESTOR
                                   CLASS      CLASS A    CLASS B   CLASS C      CLASS R(1)
Advertising                      $   36,621   $   788    $     0   $ 1,205        $   NA
Printing and Mailing             $    8,039   $   117    $     0   $   203        $   NA
Seminars                         $        0   $   398    $   137   $   846        $   NA
Underwriters Compensation        $        0   $     0    $ 2,347   $11,838        $   NA
Compensation to Dealers          $   57,924   $ 8,265    $   645   $ 7,308        $   NA

(1)  Class R shares commenced operations on November 24, 2003.

The services which are provided by financial intermediaries may vary by financial intermediary but include, among other things, processing new shareholder account applications, preparing and transmitting to the Trust's Transfer Agent computer-processable data files of all Fund transactions by customers, serving as the primary source of information to customers in answering questions concerning the Fund, and assisting in other customer transactions with the Fund.

The Plans provide that they shall continue in effect with respect to the Fund as long as such continuance is approved at least annually by the vote of the Board cast in person at a meeting called for the purpose of voting on such continuance, including the vote of a majority of the Independent Trustees. A Plan can be terminated at any time by the Fund, without penalty, if a majority of the Independent Trustees, or shareholders of the relevant class of shares of the Fund, vote to terminate a Plan. Unless a complete termination of the Class B Plan (as defined in such Plan) occurs, Class B shares will continue to make payments to AIM Distributors with respect to Class B shares sold by or attributable to the distribution efforts of AIM Distributors or its predecessor. The Trust may, in its absolute discretion, suspend, discontinue, or limit the offering of its shares at any time. In determining whether any such action should be taken, the board of trustees intends to consider all relevant factors including, without limitation, the size of the Fund, the investment climate for the Fund, general market conditions, and the volume of sales and redemptions of the Fund's shares. The Plans may continue in effect and payments may be made under a Plan following any temporary suspension or limitation of the offering of Fund shares; however, the Trust is not contractually obligated to continue a Plan for any particular period of time. Suspension of the offering of the Fund's shares would not, of course, affect a shareholder's ability to redeem his or her shares.

So long as the Plans are in effect, the selection and nomination of persons to serve as Independent Trustees of the Trust shall be committed to the Independent Trustees then in office at the time of such selection or nomination. The Plans may not be amended to increase the amount of the Fund's payments under a Plan without approval of the shareholders of the Fund's respective class of shares, and all material amendments to a Plan must be approved by the board of trustees of the Trust, including a majority of the Independent Trustees. Under the agreement implementing the Plans, AIM Distributors or the Fund, the latter by vote of a majority of the Independent Trustees, or a majority of the holders of the relevant class of the Fund's outstanding voting securities, may terminate such agreement without penalty upon thirty days' written notice to the other party. No further payments will be made by the Fund under a Plan in the event of its termination.

To the extent that a Plan constitutes a plan of distribution adopted pursuant to Rule 12b-1 under the 1940 Act, it shall remain in effect as such, so as to authorize the use of Fund assets in the amounts and for the purposes set forth therein, notwithstanding the occurrence of an assignment, as defined by the 1940 Act, and rules thereunder. To the extent it constitutes an agreement pursuant to a plan, the Fund's obligation to make payments to AIM Distributors shall terminate automatically, in the event of such "assignment." In this event, the Fund may continue to make payments pursuant to a Plan only upon the approval of new arrangements regarding the use of the amounts authorized to be paid by the Fund under a Plan. Such new arrangements must be approved by the trustees, including a majority of the Independent Trustees, by a vote cast in person at a meeting called for such purpose. These new arrangements might or might not be with AIM Distributors. On a quarterly basis, the trustees review information about the distribution services that have been provided to the Fund and the 12b-1 fees paid for such services. On an annual basis, the trustees consider whether a Plan should be continued and, if so, whether any amendment to the Plan, including changes in the amount of 12b-1 fees paid by each class of the Fund, should be made.

The only trustees and interested persons, as that term is defined in Section 2(a)(19) of the 1940 Act, who have a direct or indirect financial interest in the operation of the Plans are the officers and trustees of the Trust who are also officers either of AIM Distributors or other companies affiliated with AIM Distributors. The benefits which the Trust believes will be reasonably likely to flow to the Fund and its shareholders under the Plans include the following:

     - Enhanced marketing efforts, if successful, should result in an increase in net assets through the sale of additional shares and afford greater resources with which to pursue the investment objective of the Fund;

     - The sale of additional shares reduces the likelihood that redemption of shares will require the liquidation of securities of the Fund in amounts and at times that are disadvantageous for investment purposes; and

     - Increased Fund assets may result in reducing each investor's share of certain expenses through economies of scale (e.g. exceeding established breakpoints in an advisory fee schedule and allocating fixed expenses over a larger asset base), thereby partially offsetting the costs of a Plan.

The positive effect which increased Fund assets will have on the Advisor's revenues could allow the Advisor and its affiliated companies:

     - To have greater resources to make the financial commitments necessary to improve the quality and level of the Fund's shareholder services (in both systems and personnel);

     - To increase the number and type of mutual funds available to investors from the Advisor and its affiliated companies (and support them in their infancy), and thereby expand the investment choices available to all shareholders; and

     - To acquire and retain talented employees who desire to be associated with a growing organization.

                        PURCHASE AND REDEMPTION OF SHARES

Purchases of Class A Shares

         INITIAL SALES CHARGES. Each AIM and INVESCO Fund (other than AIM Tax-Exempt Cash Fund, AIM Money Market Fund and AIM Short Term Bond Fund) is grouped into one of three categories to determine the applicable initial sales charge for its Class A Shares. Each INVESCO Fund is considered a Category I Fund. The sales charge is used to compensate AIM Distributors and participating dealers for their expenses incurred in connection with the distribution of the Funds' shares. You may also be charged a transaction or other fee by the financial institution managing your account.

                                                                                     Dealer
                                                Investor's Sales Charge            Concession
                                                 As a             As a                As a
                                              Percentage       Percentage          Percentage
                                             of the Public     of the Net         of the Public
    Amount of Investment in                    Offering          Amount             Offering
       Single Transaction                        Price          Invested              Price
    ----------------------                   -------------    ------------        -------------
             Less than $   25,000                5.50%            5.82%               4.75%
$ 25,000 but less than $   50,000                5.25             5.54                4.50
$ 50,000 but less than $  100,000                4.75             4.99                4.00
$100,000 but less than $  250,000                3.75             3.90                3.00
$250,000 but less than $  500,000                3.00             3.09                2.50
$500,000 but less than $1,000,000                2.00             2.04                1.60

         LARGE PURCHASES OF CLASS A SHARES. Investors who purchase $1,000,000 or more of Class A Shares of Category I, II or III Funds and Class A shares of AIM Short Term Bond Fund do not pay an initial sales charge. In addition, investors who currently own Class A shares of Category I, II, or III Funds and Class A shares of AIM Short Term Bond Fund and make additional purchases that result in account balances of $1,000,000 or more do not pay an initial sales charge on the additional purchases. The additional purchases, as well as initial purchases of $1,000,000 or more, are referred to as Large Purchases. If an investor makes a Large Purchase of Class A shares of a Category I or II Fund and Class A shares of AIM Short Term Bond Fund, however, each share issued will generally be subject to a 1.00% contingent deferred sales charge ("CDSC") if the investor redeems those shares within 18 months after purchase.

         AIM Distributors may pay a dealer concession and/or advance a service fee on Large Purchases, as set forth below. Exchanges between the AIM or INVESCO Funds may affect total compensation paid.

         AIM Distributors may make the following payments to dealers of record for Large Purchases of Class A shares of Category I or II Funds or AIM Short Term Bond Fund, by investors other than: (i) retirement plans that are maintained pursuant to Sections 401 and 457 of the Internal Revenue Code of 1986, as amended (the "Code"), and (ii) retirement plans that are maintained pursuant to Section 403 of the Code if the employer or plan sponsor is a tax-exempt organization operated pursuant to Section 501(c)(3) of the Code.

                               PERCENT OF PURCHASE

                 1% of the first $2 million
                 plus 0.80% of the next $1 million
                 plus 0.50% of the next $17 million
                 plus 0.25% of amounts in excess of $20 million

         If (i) the amount of any single purchase order plus (ii) the net asset value of all other shares owned by the same customer submitting the purchase order on the day on which the purchase order is received equals or exceeds $1,000,000, the purchase will be considered a "jumbo accumulation purchase." With regard to any individual jumbo accumulation purchase, AIM Distributors may make payment to the dealer of record based on the cumulative total of jumbo accumulation purchases made by the same customer over the life of his or her account(s).

         If an investor made a Large Purchase of Class A shares of a Category III Fund or AIM Short Term Bond Fund on and after November 15, 2001 and through October 30, 2002 and exchanges those shares for Class A shares of a Category I or II Fund or AIM Short Term Bond Fund, AIM Distributors will pay an additional dealer concession of 0.75% upon exchange.

         If an investor makes a Large Purchase of Class A shares of a Category I or II Fund or AIM Short Term Bond Fund on and after November 15, 2001 and exchanges those shares for Class A shares of a Category III Fund, AIM Distributors will not pay any additional dealer compensation upon the exchange. Beginning February 17, 2003, Class A shares of a Category I or II Fund or AIM Short Term Bond Fund may not be exchanged for Class A shares of a Category III Fund.

         If an investor makes a Large Purchase of Class A3 shares of a Category III Fund on and after October 31, 2002 and exchanges those shares for Class A shares of a Category I or II Fund or AIM Short Term Bond Fund, AIM Distributors will pay 1.00% of such purchase as dealer compensation upon the exchange. The Class A shares of the Category I or II Fund or AIM Short Term Bond Fund received in exchange generally will be subject to a 1.00% CDSC if the investor redeems such shares within 18 months from the date of exchange.

         If an investor makes a Large Purchase of Class A shares of a Category III Fund and exchanges those shares for Class A shares of another Category III Fund, AIM Distributors will not pay any additional dealer concession upon the exchange. Beginning February 17, 2003, Class A shares of a Category III Fund may not be exchanged for Class A shares of another Category III Fund.

         PURCHASES OF CLASS A SHARES BY CERTAIN RETIREMENT PLANS AT NAV. For purchases of Class A shares of Category I and II Funds or AIM Short Term Bond Fund, AIM Distributors may make the following payments to investment dealers or other financial service firms for sales of such shares at net asset value ("NAV") to certain retirement plans provided that the applicable dealer of record is able to establish that the retirement plan's purchase of Class A shares is a new investment (as defined below):

                               PERCENT OF PURCHASE

                 0.50% of the first $20 million
                 plus 0.25% of amounts in excess of $20 million

         This payment schedule will be applicable to purchases of Class A shares at NAV by the following types of retirement plans: (i) all plans maintained pursuant to Sections 401 and 457 of the Code, and (ii) plans maintained pursuant to Section 403 of the Code if the employer or plan sponsor is a tax-exempt organization operated pursuant to Section 501(c)(3) of the Code.

         A "new investment" means a purchase paid for with money that does not represent (i) the proceeds of one or more redemptions of AIM or INVESCO Fund shares, (ii) an exchange of AIM or INVESCO Fund shares, or (iii) the repayment of one or more retirement plan loans that were funded through the redemption of AIM or INVESCO Fund shares. If AIM Distributors pays a dealer concession in connection with a plan's purchase of Class A shares at NAV, such shares may be subject to a CDSC of 1.00% of net assets for 12 months, commencing on the date the plan first invests in Class A shares of an AIM or INVESCO Fund. The trail commission will be paid out beginning in the 13th month. If no additional fee is paid to financial intermediaries, the trail commission will begin to accrue immediately. If the applicable dealer of record is unable to establish that a plan's purchase of Class A shares at NAV is a new investment, AIM Distributors will not pay a dealer concession in connection with such purchase and such shares will not be subject to a CDSC.

         With regard to any individual jumbo accumulation purchase, AIM Distributors may make payment to the dealer of record based on the cumulative total of jumbo accumulation purchases made by the same plan over the life of the plan's account(s).

         PURCHASERS QUALIFYING FOR REDUCTIONS IN INITIAL SALES CHARGES. As shown in the tables above, purchases of certain amounts of AIM or INVESCO Fund shares may reduce the initial sales charges. These reductions are available to purchasers that meet the qualifications listed below. We will refer to purchasers that meet these qualifications as "Qualified Purchasers."

INDIVIDUALS

         - an individual (including his or her spouse or domestic partner, and children);

         - any trust established exclusively for the benefit of an individual;

         - a retirement plan established exclusively for the benefit of an individual, specifically including, but not limited to, a Traditional IRA, Roth IRA, SEP IRA, SIMPLE IRA, Solo 401(k), Keogh plan, or a tax-sheltered 403(b)(7) custodial account; and

         -        a qualified tuition plan account, maintained pursuant to
                  Section 529 of the Code, or a Coverdell Education Savings Account, maintained pursuant to Section 530 of the Code (in either case, the account must be established by an individual or have an individual named as the beneficiary thereof).

EMPLOYER-SPONSORED RETIREMENT PLANS

         - a retirement plan maintained pursuant to Sections 401, 403 (only if the employer or plan sponsor is a tax-exempt organization operated pursuant to Section 501(c)(3) of the
                  Code), 408 (includes SEP, SARSEP and SIMPLE IRA plans) or 457 of the Code, if:

                  a. the employer or plan sponsor submits all contributions for all participating employees in a single contribution transmittal (the AIM or INVESCO Funds will not accept separate contributions submitted with respect to individual participants);

                  b. each transmittal is accompanied by a single check or wire transfer; and

                  c. the AIM or INVESCO Funds are expected to carry separate accounts in the names of each of the plan participants,
                      (i) the employer or plan sponsor notifies AIM Distributors in writing that the separate accounts of all plan participants should be linked, and (ii) all new participant accounts are established by submitting an appropriate Account Application on behalf of each new participant with the contribution transmittal.

TRUSTEES AND FIDUCIARIES

         - a trustee or fiduciary purchasing for a single trust, estate or fiduciary account.

OTHER GROUPS

         - any organized group of persons, whether incorporated or not, purchasing AIM or INVESCO Fund shares through a single account, provided that:

                  a. the organization has been in existence for at least six months; and

                  b. the organization has some purpose other than the purchase at a discount of redeemable securities of a registered investment company.

         HOW TO QUALIFY FOR REDUCTIONS IN INITIAL SALES CHARGES. The following sections discuss different ways that a Qualified Purchaser can qualify for a reduction in the initial sales charges for purchases of Class A shares of the AIM or INVESCO Funds.

LETTERS OF INTENT

         A Qualified Purchaser may pay reduced initial sales charges by: (i) indicating on the Account Application that he, she or it intends to provide a Letter of Intent ("LOI"), and (ii) subsequently fulfilling the conditions of that LOI.

         The LOI confirms the total investment in shares of the AIM or INVESCO Funds that the Qualified Purchaser intends to make within the next 13 months. By marking the LOI section on the account application and by signing the account application, the Qualified Purchaser indicates that he, she or it understands and agrees to the terms of the LOI and is bound by the provisions described below:

         Calculating the Initial Sales Charge

         - Each purchase of fund shares normally subject to an initial sales charge made during the 13-month period will be made at the public offering price applicable to a single transaction of the total dollar amount indicated by the LOI (to determine what the applicable public offering price is, look at the sales charge table in the section on "Initial Sales Charges" above).

         - It is the purchaser's responsibility at the time of purchase to specify the account numbers that should be considered in determining the appropriate sales charge.

         - The offering price may be further reduced as described below under "Rights of Accumulation" if the Transfer Agent is advised of all other accounts at the time of the investment.

         - Shares acquired through reinvestment of dividends and capital gains distributions will not be applied to the LOI.

         Calculating the Number of Shares to be Purchased

         - Purchases made within 90 days before signing an LOI will be applied toward completion of the LOI. The LOI effective date will be the date of the first purchase within the 90-day period.

         - Purchases made more than 90 days before signing an LOI will be applied toward the completion of the LOI based on the value of the shares purchased that is calculated at the public offering price on the effective date of the LOI.

         - If a purchaser meets the original obligation at any time during the 13-month period, he or she may revise the intended investment amount upward by submitting a written and signed request. This revision will not change the original expiration date.

         - The Transfer Agent will process necessary adjustments upon the expiration or completion date of the LOI.

         Fulfilling the Intended Investment

         - By signing an LOI, a purchaser is not making a binding commitment to purchase additional shares, but if purchases made within the 13-month period do not total the amount specified, the purchaser will have to pay the increased amount of sales charge.

         - To assure compliance with the provisions of the 1940 Act, the Transfer Agent will escrow in the form of shares an appropriate dollar amount (computed to the nearest full share) out of the initial purchase (or subsequent purchases if necessary). All dividends and any capital gain distributions on the escrowed shares will be credited to the purchaser. All shares purchased, including those escrowed, will be registered in the purchaser's name. If the total investment specified under this LOI is completed within the 13-month period, the escrowed shares will be promptly released.

         - If the intended investment is not completed, the purchaser will pay the Transfer Agent the difference between the sales charge on the specified amount and the sales charge on the amount actually purchased. If the purchaser does not pay such difference within 20 days of the expiration date, he or she irrevocably constitutes and appoints the Transfer Agent as his attorney to surrender for redemption any or all shares, to make up such difference within 60 days of the expiration date.

         Canceling the LOI

         - If at any time before completing the LOI Program, the purchaser wishes to cancel the agreement, he or she must give written notice to AIM Distributors.

         - If at any time before completing the LOI Program the purchaser requests the Transfer Agent to liquidate or transfer beneficial ownership of his total shares, the LOI will be automatically canceled. If the total amount purchased is less than the amount specified in the LOI, the Transfer Agent will redeem an appropriate number of escrowed shares equal to the difference between the sales charge actually paid and the sales charge that would have been paid if the total purchases had been made at a single time.

         Other Persons Eligible for the LOI Privilege

         The LOI privilege is also available to holders of the Connecticut General Guaranteed Account, established for tax qualified group annuities, for contracts purchased on or before June 30, 1992.

         LOIs and Contingent Deferred Sales Charges

         If an investor entered into an LOI to purchase $1,000,000 or more of Class A shares of a Category III Fund on and after November 15, 2001 and through October 30, 2002, such shares will be subject to a 12-month, 0.25% CDSC. Purchases of Class A shares of a Category III Fund made pursuant to an LOI to purchase $1,000,000 or more of shares entered into prior to November 15, 2001 or after October 30, 2002 will not be subject to this CDSC. All LOIs to purchase $1,000,000 or more of Class A shares of Category I and II Funds and AIM Short Term Bond Fund are subject to an 18-month, 1% CDSC.

RIGHTS OF ACCUMULATION

         A Qualified Purchaser may also qualify for reduced initial sales charges based upon his, her or its existing investment in shares of any of the AIM and/or INVESCO Funds at the time of the proposed purchase. To determine whether or not a reduced initial sales charge applies to a proposed purchase, AIM Distributors takes into account not only the money which is invested upon such proposed purchase, but also the value of all shares of the AIM and/or INVESCO Funds owned by such purchaser, calculated at their then current public offering price.

         If a purchaser qualifies for a reduced sales charge, the reduced sales charge applies to the total amount of money being invested, even if only a portion of that amount exceeds the breakpoint for the reduced sales charge. For example, if a purchaser already owns qualifying shares of any AIM and/or INVESCO Fund with a value of $20,000 and wishes to invest an additional $20,000 in a fund with a maximum initial sales charge of 5.50%, the reduced initial sales charge of 5.25% will apply to the full $20,000 purchase and not just to the $15,000 in excess of the $25,000 breakpoint.

         To qualify for obtaining the discount applicable to a particular purchase, the purchaser or his dealer must furnish the Transfer Agent with a list of the account numbers and the names in which such accounts of the purchaser are registered at the time the purchase is made.

         Rights of Accumulation are also available to holders of the Connecticut General Guaranteed Account, established for tax-qualified group annuities, for contracts purchased on or before June 30, 1992.

         If an investor's new purchase of Class A shares of a Category I or II Fund or AIM Short Term Bond Fund is at net asset value, the newly purchased shares will be subject to a CDSC if the investor redeems them prior to the end of the 18 month holding period. For new purchases of Class A shares of Category III Funds at net asset value made on and after November 15, 2001 and through October 30, 2002, the newly purchased shares will be subject to a CDSC if the investor redeems them prior to the end of the 12 month holding period.

         OTHER REQUIREMENTS FOR REDUCTIONS IN INITIAL SALES CHARGES. As discussed above, investors or dealers seeking to qualify orders for a reduced initial sales charge must identify such orders and, if necessary, support their qualification for the reduced charge. AIM Distributors reserves the right to determine whether any purchaser is entitled to the reduced sales charge based on the definition of a Qualified Purchaser listed above. No person or entity may distribute shares of the AIM or INVESCO Funds without payment of the applicable sales charge other than to Qualified Purchasers.

         Purchases of Class A shares of AIM Tax-Exempt Cash Fund, Class A3 Shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund, AIM Cash Reserve Shares of AIM Money Market Fund, and Class B and Class C shares of AIM Floating Rate Fund and Investor Class shares of any fund will not be taken into account in determining whether a purchase qualifies for a reduction in initial sales charges.

         PURCHASES OF CLASS A SHARES AT NET ASSET VALUE. AIM Distributors permits certain categories of persons to purchase Class A shares of the AIM or INVESCO Funds without paying an initial sales charge. These are typically categories of persons whose transactions involve little expense, such as:

     - Persons who have a relationship with the funds or with AIM and its affiliates, and are therefore familiar with the funds, and who place unsolicited orders directly with AIM Distributors; or

     - Programs for purchase that involve little expense because of the size of the transaction and shareholder records required.

         AIM Distributors believes that it is appropriate and in the Funds' best interests that such persons, and certain other persons whose purchases result in relatively low expenses of distribution, be permitted to purchase shares through AIM Distributors without payment of a sales charge.

         Accordingly, the following purchasers will not pay initial sales charges on purchases of Class A shares because there is a reduced sales effort involved in sales to these purchasers:

     -   AIM Management and its affiliates, or their clients;

     - Any current or retired officer, director or employee (and members of their immediate family) of AIM Management, its affiliates, the INVESCO Funds, or The AIM Family of Funds--Registered TradeMark--; any foundation, trust or employee benefit plan established exclusively for the benefit of, or by, such persons; and any deferred compensation plan for trustees of investment companies sponsoring A I M Management or its affiliates;

     - Any current or retired officer, director, or employee (and members of their immediate family) of DST Systems, Inc. or Personix, a division of FISERV Solutions, Inc.;

     - Sales representatives and employees (and members of their immediate family) of selling group members of financial institutions that have arrangements with such selling group members;

     -   Purchases through approved fee-based programs;

     - Employer-sponsored retirement plans that are Qualified Purchasers, as defined above, provided that:

         a.   a plan's initial investment is at least $1 million;

         b.   the employer or plan sponsor signs a $1 million LOI;

         c. there are at least 100 employees eligible to participate in the plan;

         d. all plan transactions are executed through a single omnibus account per AIM Fund and the financial institution or service organization has entered into the appropriate agreement with the distributor; further provided that

         e. retirement plans maintained pursuant to Section 403(b) of the Code are not eligible to purchase shares at NAV based on the aggregate investment made by the plan or the number of eligible employees unless the employer or plan sponsor is a tax-exempt organization operated pursuant to Section 501(c)(3) of the Code; and

         f. purchases of AIM Opportunities I Fund by all retirement plans are subject to initial sales charges;

     - Shareholders of record of Advisor Class shares of AIM International Growth Fund or AIM Worldwide Growth Fund on February 12, 1999 who have continuously owned shares of the AIM or INVESCO Funds;

     - Shareholders of record or discretionary advised clients of any investment advisor holding shares of AIM Weingarten Fund or AIM Constellation Fund on September 8, 1986, or of AIM Charter Fund on November 17, 1986, who have continuously owned shares having a market value of at least $500 and who purchase additional shares of the same Fund;

     - Unitholders of G/SET series unit investment trusts investing proceeds from such trusts in shares of AIM Weingarten Fund or AIM Constellation Fund; provided, however, prior to the termination date of the trusts, a unitholder may invest proceeds from the redemption or repurchase of his units only when the investment in shares of AIM Weingarten Fund and AIM Constellation Fund is effected within 30 days of the redemption or repurchase;

     - A shareholder of a fund that merges or consolidates with an AIM or INVESCO Fund or that sells its assets to an AIM or INVESCO Fund in exchange for shares of an AIM or INVESCO Fund;

     - Shareholders of the GT Global funds as of October 31, 1987 who since that date continually have owned shares of one or more of these funds;

     - Certain former AMA Investment Advisers' shareholders who became shareholders of AIM Global Health Care Fund in October 1989, and who have continuously held shares in the GT Global funds since that time;

     - Shareholders of record of Advisor Class shares of an AIM Fund on February 11, 2000 who have continuously owned shares of that AIM Fund, and who purchase additional shares of that AIM Fund;

     -   Shareholders of Investor Class shares of an AIM or INVESCO Fund;

     -   Qualified Tuition Programs created and maintained in accordance with
         Section 529 of the Code; and

     - Initial purchases made by Qualified Purchasers, as defined above, within one (1) year after the registered representative who services their account(s) has become affiliated with a selling group member with which AIM Distributors has entered into a written agreement; and

     - Participants in select brokerage programs for retirement plans and rollover IRAs who purchase shares through an electronic brokerage platform offered by entities with which AIM Distributors has entered into a written agreement.

         As used above, immediate family includes an individual and his or her spouse or domestic partner, children, parents and parents of spouse or domestic partner.

     - In addition, an investor may acquire shares of any of the AIM or INVESCO Funds at net asset value in connection with:

     -   the reinvestment of dividends and distributions from a Fund;

     -   exchanges of shares of certain Funds;

     -   use of the reinstatement privilege; or

     -   a merger, consolidation or acquisition of assets of a Fund.

         PAYMENTS TO DEALERS. AIM Distributors may elect to re-allow the entire initial sales charge to dealers for all sales with respect to which orders are placed with AIM Distributors during a particular period. Dealers to whom substantially the entire sales charge is re-allowed may be deemed to be "underwriters" as that term is defined under the 1933 Act.

         In addition to, or instead of, amounts paid to dealers as a sales commission, AIM Distributors may, from time to time, at its expense out of its own financial resources or as an expense for which it may be compensated or reimbursed by an AIM Fund under a distribution plan, if applicable, make cash payments to dealer firms as an incentive to sell shares of the funds and/or to promote retention of their customers' assets in the funds. Such cash payments may be calculated on sales of shares of AIM Funds ("Sales-Based Payments"), in which case the total amount of such payments shall not exceed 0.25% of the public offering price of all shares sold by the dealer firm during the applicable period. Such cash payments also may be calculated on the average daily net assets of the applicable AIM Fund(s) attributable to that particular dealer ("Asset-Based Payments"), in which case the total amount of such cash payments shall not exceed 0.25% per annum of those assets during a defined period. AIM Distributors may agree to make such cash payments to a dealer firm in the form of either or both Sales-Based Payments and Asset-Based Payments. AIM Distributors may also make other cash payments to dealer firms in addition to or in lieu of Sales-Based Payments and Asset-Based Payments, in the form of payment for travel expenses, including lodging, incurred in connection with trips taken by qualifying registered representatives of those dealer firms and their families to places within or outside the United States; meeting fees; entertainment; transaction processing and transmission charges; advertising or other promotional expenses; or other amounts as determined in AIM Distributor's discretion. In certain cases these other payments could be significant to the dealer firms. To the extent dealer firms sell more shares of the Funds or cause clients to retain their investment in the Funds, AIM benefits from management and other fees it is paid with respect to those assets. Any payments described above will not change the price paid by investors for the purchase of the applicable AIM Fund's shares or the amount that any particular AIM Fund will receive as proceeds from such sales. AIM Distributors determines the cash payments described above in its discretion in response to requests from dealer firms, based on factors it deems relevant. Dealers may not use sales of the AIM Funds' shares to qualify for any incentives to the extent that such incentives may be prohibited by the laws of any state.

Purchases of Class B Shares

         Class B shares are sold at net asset value, and are not subject to an initial sales charge. Instead, investors may pay a CDSC if they redeem their shares within six years after purchase. See the Prospectus for additional information regarding contingent deferred sales charges. AIM Distributors may pay sales commissions to dealers and institutions who sell Class B shares of the AIM or INVESCO Funds at the time of such sales. Payments will equal 4.00% of the purchase price and will consist of a sales commission equal to 3.75% plus an advance of the first year service fee of 0.25%.

Purchases of Class C Shares

         Class C shares are sold at net asset value, and are not subject to an initial sales charge. Instead, investors may pay a CDSC if they redeem their shares within the first year after purchase (no CDSC applies to Class C shares of AIM Short Term Bond Fund unless you exchange shares of another AIM Fund that are subject to a CDSC into AIM Short Term Bond Fund). See the Prospectus for additional information regarding this CDSC. AIM Distributors may pay sales commissions to dealers and institutions who sell Class C shares of the AIM or INVESCO Funds (except for Class C shares of AIM Short Term Bond Fund) at the time of such sales. Payments will equal 1.00% of the purchase price and will consist of a sales commission of 0.75% plus an advance of the first year service fee of 0.25%. These commissions are not paid on sales to investors exempt from the CDSC, including shareholders of record of AIM Advisor Funds, Inc. on October 31, 1995, who purchase additional shares in any of the Funds on or after May 1, 1995, and in circumstances where AIM Distributors grants an exemption on particular transactions.

         AIM Distributors may pay dealers and institutions who sell Class C shares of AIM Short Term Bond Fund, an annual fee of 0.50% of average daily net assets. These payments will consist of an asset-based fee of 0.25% and a service fee of 0.25% and will commence immediately.

Purchases of Class K Shares

         Class K shares are sold at net asset value, and are not subject to an initial sales charge. If AIM Distributors pays a concession to the dealer of record, however, the Class K shares are subject to a 0.70% CDSC at the time of redemption if all retirement plan assets are redeemed within one year from the date of the retirement plan's initial purchase.

         For purchases of Class K shares, AIM Distributors may make the following payments to dealers of record:

                         PERCENT OF CUMULATIVE PURCHASE

0.70% of the first $5 million
plus 0.45% of amounts in excess of $5 million

         If the dealer of record receives the above payments, the trail commission will be paid out beginning in the 13th month. If no additional fee is paid to financial intermediaries, the trail commission will begin to accrue immediately.

Purchases of Class R Shares

         Class R shares are sold at net asset value, and are not subject to an initial sales charge. If AIM Distributors pays a concession to the dealer of record, however, the Class R shares are subject to a 0.75% CDSC at the time of redemption if all retirement plan assets are redeemed within one year from the date of the retirement plan's initial purchase. For purchases of Class R shares of Category I or II Funds, AIM Distributors may make the following payments to dealers of record provided that the applicable dealer of record is able to establish that the purchase of Class R shares is a new investment or a rollover from a retirement plan in which an AIM or INVESCO Fund was offered as an investment option:

                         PERCENT OF CUMULATIVE PURCHASES

0.75% of the first $5 million
plus 0.50% of amounts in excess of $5 million

         With regard to any individual purchase of Class R shares, AIM Distributors may make payment to the dealer of record based on the cumulative total of purchases made by the same plan over the life of the plan's account(s). If the dealer of record receives the above payments, the trail commission will be paid out beginning in the 13th month. If no additional fee is paid to financial intermediaries, the trail commission will begin to accrue immediately.

Purchases of Investor Class Shares

         Investor Class shares are sold at net asset value, and are not subject to an initial sales charge or to a CDSC. AIM Distributors may pay dealers and institutions an annual fee of 0.25% of average daily net assets and such payments will commence immediately.

Exchanges

         TERMS AND CONDITIONS OF EXCHANGES. Normally, shares of an AIM or INVESCO Fund to be acquired by exchange are purchased at their net asset value or applicable offering price, as the case may be, determined on the date that such request is received, but under unusual market conditions such purchases may be delayed for up to five business days if it is determined that a fund would be materially disadvantaged by an immediate transfer of the proceeds of the exchange. If a shareholder is exchanging into a fund paying daily dividends, and the release of the exchange proceeds is delayed for the foregoing five-day period, such shareholder will not begin to accrue dividends until the sixth business day after the exchange.

         EXCHANGES BY TELEPHONE. AIM Distributors has made arrangements with certain dealers and investment advisory firms to accept telephone instructions to exchange shares between any of the AIM or INVESCO Funds. AIM Distributors reserves the right to impose conditions on dealers or investment advisors who make telephone exchanges of shares of the funds, including the condition that any such dealer or investment advisor enter into an agreement (which contains additional conditions with respect to exchanges of shares) with AIM Distributors. To exchange shares by telephone, a shareholder, dealer or investment advisor who has satisfied the foregoing conditions must call AIS at (800) 959-4246. If a shareholder is unable to reach AIS by telephone, he may also request exchanges by fax, telegraph or use overnight courier services to expedite exchanges by mail, which will be effective on the business day received by AIS as long as such request is received prior to the close of the customary trading session of the New York Stock Exchange ("NYSE"). AIS and AIM Distributors may in certain cases be liable for losses due to unauthorized or fraudulent transactions if they do not follow reasonable procedures for verification of telephone transactions. Such reasonable procedures may include recordings of telephone transactions (maintained for six months), requests for confirmation of the shareholder's Social Security Number and current address, and mailings of confirmations promptly after the transaction.

Redemptions

         GENERAL. Shares of the AIM or INVESCO Funds may be redeemed directly through AIM Distributors or through any dealer who has entered into an agreement with AIM Distributors. In addition to the Funds' obligation to redeem shares, AIM Distributors may also repurchase shares as an accommodation to shareholders. To effect a repurchase, those dealers who have executed Selected Dealer Agreements with AIM Distributors must phone orders to the order desk of the Funds at (800) 959-4246 and guarantee delivery of all required documents in good order. A repurchase is effected at the net asset value per share of the applicable Fund next determined after the repurchase order is received. Such an arrangement is subject to timely receipt by AIS, the Funds' transfer agent, of all required documents in good order. If such documents are not received within a reasonable time after the order is placed, the order is subject to cancellation. While there is no charge imposed by a Fund or by AIM Distributors (other than any applicable contingent deferred sales charge) when shares are redeemed or repurchased, dealers may charge a fair service fee for handling the transaction.

         SUSPENSION OF REDEMPTIONS. The right of redemption may be suspended or the date of payment postponed when (a) trading on the NYSE is restricted, as determined by applicable rules and regulations of the SEC, (b) the NYSE is closed for other than customary weekend and holiday closings, (c) the SEC has by order permitted such suspension, or (d) an emergency as determined by the SEC exists making disposition of portfolio securities or the valuation of the net assets of a Fund not reasonably practicable.

         REDEMPTIONS BY TELEPHONE. By signing an account application form, an investor appoints AIS as his true and lawful attorney-in-fact to surrender for redemption any and all unissued shares held by AIS in the designated account(s), present or future, with full power of substitution in the premises. AIS and AIM Distributors are thereby authorized and directed to accept and act upon any telephone redemptions of shares held in any of the account(s) listed, from any person who requests the redemption. An investor acknowledges by signing the form that he understands and agrees that AIS and AIM Distributors may not be liable for any loss, expense or cost arising out of any telephone redemption requests effected in accordance with the authorization set forth in these instructions if they reasonably believe such request to be genuine, but may in certain cases be liable for losses due to unauthorized or fraudulent transactions. Procedures for verification of telephone transactions may include recordings of telephone transactions (maintained for six months), requests for confirmation of the shareholder's Social Security Number and current address, and mailings of confirmations promptly after the transactions. AIS reserves the right to cease to act as attorney-in-fact subject to this appointment, and AIM Distributors reserves the right to modify or terminate the telephone redemption privilege at any time without notice. An investor may elect not to have this privilege by marking the appropriate box on the application. Then any redemptions must be effected in writing by the investor.

         SYSTEMATIC REDEMPTION PLAN. A Systematic Redemption Plan permits a shareholder of an AIM or INVESCO Fund to withdraw on a regular basis at least $100 per withdrawal. Under a Systematic Redemption Plan, all shares are to be held by AIS and all dividends and distributions are reinvested in shares of the applicable AIM or INVESCO Fund by AIS. To provide funds for payments made under the Systematic Redemption Plan, AIS redeems sufficient full and fractional shares at their net asset value in effect at the time of each such redemption.

         Payments under a Systematic Redemption Plan constitute taxable events. Since such payments are funded by the redemption of shares, they may result in a return of capital and in capital gains or losses, rather than in ordinary income. Because sales charges are imposed on additional purchases of Class A shares, it is disadvantageous to effect such purchases while a Systematic Redemption Plan is in effect.

         Each AIM or INVECO Fund bears its share of the cost of operating the Systematic Redemption Plan.

         Contingent Deferred Sales Charges Imposed upon Redemption of Shares

         A CDSC may be imposed upon the redemption of Large Purchases of Class A shares of Category I and II Funds and AIM Short Term Bond Fund, upon the redemption of Class B shares or Class C shares (no CDSC applies to Class C shares of AIM Short Term Bond Fund unless you exchange shares of another AIM or INVESCO Fund that are subject to a CDSC into AIM Short Term Bond Fund) and, in certain circumstances, upon the redemption of Class K or Class R shares.

         CONTINGENT DEFERRED SALES CHARGE EXCEPTIONS FOR LARGE PURCHASES OF CLASS A SHARES. An investor who has made a Large Purchase of Class A shares of a Category I, II, III Fund or AIM Short Term Bond Fund will not be subject to a CDSC upon the redemption of those shares in the following situations:

         - Redemptions of shares of Category I or II Funds or AIM Short Term Bond Fund held more than 18 months;

         - Redemptions of shares of Category III Funds purchased prior to November 15, 2001 or after October 30, 2002;

         - Redemptions of shares of Category III Funds purchased on or after November 15, 2001 and through October 30, 2002 and held for more than 12 months;

         - Redemptions of shares held by retirement plans in cases where (i) the plan has remained invested in Class A shares of an AIM or INVESCO Fund for at least 12 months, or (ii) the redemption is not a complete redemption of shares held by the plan;

         -    Redemptions from private foundations or endowment funds;

         - Redemptions of shares by the investor where the investor's dealer waives the amounts otherwise payable to it by the distributor and notifies the distributor prior to the time of investment;

         - Redemptions of shares of Category I, II or III Funds, AIM Cash Reserve Shares of AIM Money Market Fund or AIM Short Term Bond Fund acquired by exchange from Class A shares of a Category I or II Fund or AIM Short Term Bond Fund, unless the shares acquired by exchange (on or after November 15, 2001 and through October 30, 2002 with respect to Category III Funds) are redeemed within 18 months of the original purchase or the exchange of Category I or II Fund or AIM Short Term Bond Fund shares;

         - Redemptions of shares of Category III Funds, shares of AIM Tax-Exempt Cash Fund or AIM Cash Reserve Shares of AIM Money Market Fund acquired by exchange from Class A shares of a Category III Fund purchased prior to November 15, 2001;

         - Redemptions of shares of Category I or II Funds or AIM Short Term Bond Fund acquired by exchange from Class A shares of a Category III Fund purchased on and after November 15, 2001 and through October 30, 2002, unless the shares acquired by exchange are redeemed within 18 months of the original purchase of the exchanged Category III Fund shares;

         - Redemption of shares of Category III Funds, shares of AIM Tax-Exempt Cash Fund or AIM Cash Reserve Shares of AIM Money Market Fund acquired by exchange from Class A shares of a Category III Fund purchased on and after November 15, 2001, and through October 30, 2002 unless the shares acquired by exchange are redeemed within 12 months of the original purchase of the exchanged Category III Fund shares;

         - Redemptions of shares of Category I or II Funds or AIM Short Term Bond Fund acquired by exchange on and after November 15, 2001 from AIM Cash Reserve Shares of AIM Money Market Fund if the AIM Cash Reserve Shares were acquired by exchange from a Category I or II Fund or AIM Short Term Bond Fund, unless the Category I or II Fund or AIM Short Term Bond Fund shares acquired by exchange are redeemed within 18 months of the original purchase of the exchanged Category I or II Funds or AIM Short Term Bond Fund shares;

         - Redemptions of Category I or II Funds or AIM Short Term Bond Fund by retirement plan participants resulting from a total redemption of the plan assets that occurs more than one year from the date of the plan's initial purchase; and

         - Redemptions of shares of Category I or II Funds or AIM Short Term Bond Fund held by an Investor Class shareholder.

         CONTINGENT DEFERRED SALES CHARGE EXCEPTIONS FOR CLASS B AND C SHARES. Investors who purchased former GT Global funds Class B shares before June 1, 1998 are subject to the following waivers from the CDSC otherwise due upon redemption:

         - Total or partial redemptions resulting from a distribution following retirement in the case of a tax-qualified employer-sponsored retirement;

         - Minimum required distributions made in connection with an IRA, Keogh Plan or custodial account under Section 403(b) of the Code or other retirement plan following attainment of age 70-1/2;

         - Redemptions pursuant to distributions from a tax-qualified employer-sponsored retirement plan, which is invested in the former GT Global funds, which are permitted to be made without penalty pursuant to the Code, other than tax-free rollovers or transfers of assets, and the proceeds of which are reinvested in the former GT Global funds;

         - Redemptions made in connection with participant-directed exchanges between options in an employer-sponsored benefit plan;

         - Redemptions made for the purpose of providing cash to fund a loan to a participant in a tax-qualified retirement plan;

         - Redemptions made in connection with a distribution from any retirement plan or account that is permitted in accordance with the provisions of Section 72(t)(2) of the Code, and the regulations promulgated thereunder;

         - Redemptions made in connection with a distribution from a qualified profit-sharing or stock bonus plan described in Section 401(k) of the Code to a participant or beneficiary under Section 401(k)(2)(B)(IV) of the Code upon hardship of the covered employee (determined pursuant to Treasury Regulation Section
              1.401(k)-1(d)(2)); and

         - Redemptions made by or for the benefit of certain states, counties or cities, or any instrumentalities, departments or authorities thereof where such entities are prohibited or limited by applicable law from paying a sales charge or commission.

         CDSCs will not apply to the following redemptions of Class B or Class C shares, as applicable:

         - Additional purchases of Class C shares of AIM Real Estate Fund by shareholders of record on October 31, 1995, of these Funds, except that shareholders whose broker-dealers maintain a single omnibus account with AIS on behalf of those shareholders, perform sub-accounting functions with respect to those shareholders, and are unable to segregate shareholders of record prior to October 31, 1995, from shareholders whose accounts were opened after that date will be subject to a CDSC on all purchases made after March 1, 1996;

         - Redemptions following the death or post-purchase disability of (1) any registered shareholders on an account or (2) a settlor of a living trust, of shares held in the account at the time of death or initial determination of post-purchase disability;

         - Certain distributions from individual retirement accounts, Section 403(b) retirement plans, Section 457 deferred compensation plans and Section 401 qualified plans, where redemptions result from (i) required minimum distributions to plan participants or beneficiaries who are age 70-1/2 or older, and only with respect to that portion of such distributions that does not exceed 12% annually of the participant's or beneficiary's account value in a particular AIM or INVESCO Fund; (ii) in kind transfers of assets where the participant or beneficiary notifies the distributor of the transfer no later than the time the transfer occurs; (iii) tax-free rollovers or transfers of assets to another plan of the type described above invested in Class B or Class C shares of one or more of the AIM or INVESCO Funds; (iv) tax-free returns of excess contributions or returns of excess deferral amounts; and
              (v) distributions on the death or disability (as defined in the Code) of the participant or beneficiary;

         - Amounts from a Systematic Redemption Plan of up to an annual amount of 12% of the account value on a per fund basis, at the time the withdrawal plan is established, provided the investor reinvests his dividends;

         - Liquidation by the AIM or INVESCO Fund when the account value falls below the minimum required account size of $500; and

         -    Investment account(s) of AIM and its affiliates.

         CDSCs will not apply to the following redemptions of Class C shares:

         - A total or partial redemption of shares where the investor's dealer of record notified the distributor prior to the time of investment that the dealer would waive the upfront payment otherwise payable to him;

         - A total or partial redemption which is necessary to fund a distribution requested by a participant in a retirement plan maintained pursuant to Section 401, 403, or 457 of the Code;

         - Redemptions of Class C shares of an AIM or INVESCO Fund other than AIM Short Term Bond Fund if you received such Class C shares by exchanging Class C shares of AIM Short Term Bond Fund; and

         - Redemptions of Class C shares of AIM Short Term Bond Fund unless you received such Class C shares by exchanging Class C shares of another AIM or INVESCO Fund and the original purchase was subject to a CDSC.

         CDSCs will not apply to the following redemptions of Class R shares:

         - Class R shares where the retirement plan's dealer of record notifies the distributor prior to the time of investment that the dealer waives the upfront payment otherwise payable to him; and

         - Redemptions of shares held by retirement plans in cases where (i) the plan has remained invested in Class R shares of an AIM or INVESCO Fund for at least 12 months, or (ii) the redemption is not a complete redemption of all Class R shares held by the plan.

General Information Regarding Purchases, Exchanges and Redemptions

         GOOD ORDER. Purchase, exchange and redemption orders must be received in good order. To be in good order, an investor must supply AIS with all required information and documentation, including signature guarantees when required. In addition, if a purchase of shares is made by check, the check must be received in good order. This means that the check must be properly completed and signed, and legible to AIS in its sole discretion.

         TIMING OF PURCHASE ORDERS. It is the responsibility of the dealer or other financial intermediary to ensure that all orders are transmitted on a timely basis to AIS. Any loss resulting from the failure of the dealer or financial intermediary to submit an order within the prescribed time frame will be borne by that dealer or financial intermediary. If a check used to purchase shares does not clear, or if any investment order must be canceled due to nonpayment, the investor will be responsible for any resulting loss to an AIM or INVESCO Fund or to AIM Distributors.

         SIGNATURE GUARANTEES. In addition to those circumstances listed in the "Shareholder Information" section of each Fund's prospectus, signature guarantees are required in the following situations: (1) requests to transfer the registration of shares to another owner; (2) telephone exchange and telephone redemption authorization forms; (3) changes in previously designated wiring or electronic funds transfer instructions; and (4) written redemptions or exchanges of shares previously reported as lost, whether or not the redemption amount is under $250,000 or the proceeds are to be sent to the address of record. AIM or INVESCO Funds may waive or modify any signature guarantee requirements at any time.

         Acceptable guarantors include banks, broker-dealers, credit unions, national securities exchanges, savings associations and any other organization, provided that such institution or organization qualifies as an "eligible guarantor institution" as that term is defined in rules adopted by the SEC, and further provided that such guarantor institution is listed in one of the reference guides contained in AIS' current Signature Guarantee Standards and Procedures, such as certain domestic banks, credit unions, securities dealers, or securities exchanges. AIS will also accept signatures with either: (1) a signature guaranteed with a medallion stamp of the STAMP Program, or (2) a signature guaranteed with a medallion stamp of the NYSE Medallion Signature Program, provided that in either event, the amount of the transaction involved does not exceed the surety coverage amount indicated on the medallion. For information regarding whether a particular institution or organization qualifies as an "eligible guarantor institution," an investor should contact the Client Services Department of AIS.

         TRANSACTIONS BY TELEPHONE. By signing an account application form, an investor appoints AIS as his true and lawful attorney-in-fact to surrender for redemption any and all unissued shares held by AIS in the designated account(s), or in any other account with any of the AIM or INVESCO Funds, present or future, which has the identical registration as the designated account(s), with full power of substitution in the premises. AIS and AIM Distributors are thereby authorized and directed to accept and act upon any telephone redemptions of shares held in any of the account(s) listed, from any person who requests the redemption proceeds to be applied to purchase shares in any one or more of the AIM or INVESCO Funds, provided that such fund is available for sale and provided that the registration and mailing address of the shares to be purchased are identical to the registration of the shares being redeemed. An investor acknowledges by signing the form that he understands and agrees that AIS and AIM Distributors may not be liable for any loss, expense or cost arising out of any telephone exchange requests effected in accordance with the authorization set forth in these instructions if they reasonably believe such request to be genuine, but may in certain cases be liable for losses due to unauthorized or fraudulent transactions. Procedures for verification of telephone transactions may include recordings of telephone transactions (maintained for six months), requests for confirmation of the shareholder's Social Security Number and current address, and mailings of confirmations promptly after the transactions. AIS reserves the right to modify or terminate the telephone exchange privilege at any time without notice. An investor may elect not to have this privilege by marking the appropriate box on the application. Then any exchanges must be effected in writing by the investor.

         INTERNET TRANSACTIONS. An investor may effect transactions in his account through the internet by establishing a Personal Identification Number
(PIN). By establishing a PIN, the investor acknowledges and agrees that neither AIS nor AIM Distributors will be liable for any loss, expense or cost arising out of any internet transaction effected by them in accordance with any instructions submitted by a user who transmits the PIN as authentication of his or her identity. Procedures for verification of internet transactions include requests for confirmation of the shareholder's personal identification number and mailing of confirmations promptly after the transactions. The investor also acknowledges that the ability to effect internet transactions may be terminated at any time by the AIM or INVESCO Funds.

         ABANDONED PROPERTY. It is the responsibility of the investor to ensure that AIS maintains a correct address for his account(s). An incorrect address may cause an investor's account statements and other mailings to be returned to AIS. Upon receiving returned mail, AIS will attempt to locate the investor or rightful owner of the account. If unsuccessful, AIS will retain a shareholder locator service with a national information database to conduct periodic searches for the investor. If the search firm is unable to locate the investor, the search firm will determine whether the investor's account has legally been abandoned. AIS is legally obligated to escheat (or transfer) abandoned property to the appropriate state's unclaimed property administrator in accordance with statutory requirements. The investor's last known address of record determines which state has jurisdiction.

CALCULATION OF NET ASSET VALUE (ALL CLASSES)

The Fund determines its net asset value per share once daily as of the close of the customary trading session of the NYSE (generally 4:00 p.m. Eastern time) on each business day of the Fund. In the event the NYSE closes early (i.e., before 4:00 p.m. Eastern time) on a particular day, the Fund determines its net asset value per share as of the close of the NYSE on such day. For purposes of determining net asset value per share, the Fund will generally use futures and options contract closing prices which are available fifteen (15) minutes after the close of the customary trading session of the NYSE. The Fund determines net asset value per share by dividing the value of the Fund's securities, cash and other assets (including interest accrued but not collected) attributable to a particular class, less all its liabilities (including accrued expenses and dividends payable) attributable to that class, by the total number of shares outstanding of that class. Determination of a Fund's net asset value per share is made in accordance with generally accepted accounting principles. The net asset value for shareholder transactions may be different than the net asset value reported in the Fund's financial statements due to adjustments required by generally accepted accounting principles made to the net assets of the Fund at period end.

Each security (excluding convertible bonds) held by the Fund is valued at its last sales price on the exchange where the security is principally traded or, lacking any sales on a particular day, the security is valued at the closing bid price on that day. Each security traded in the over-the-counter market (but not including securities reported on the NASDAQ National Market System) is valued on the basis of prices furnished by independent pricing services or market makers. Each security reported on the NASDAQ National Market System is valued at the NASDAQ Official Closing Price ("NOCP") or absent a NOCP, at the closing bid price on that day; option contracts are valued at the mean between the closing bid and asked prices on the exchange where the contracts are principally traded; futures contracts are valued at final settlement price quotations from the primary exchange on which they are traded. Debt securities (including convertible bonds) are valued on the basis of prices provided by an independent pricing service. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to special securities, dividend rate, yield, quality, coupon rate, maturity, type of issue, individual trading characteristics and other market data.

Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices. Securities for which market quotations are not readily available or are questionable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers in a manner specifically authorized by the Board. Short-term investments are valued at amortized cost when the security has 60 days or less to maturity.

Foreign securities are converted into U.S. dollar amounts using exchange rates as of the close of the NYSE. Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of the close of the respective markets. Events affecting the values of such foreign securities may occur between the times at which the particular foreign market closes and the close of the customary trading session of the NYSE which would not ordinarily be reflected in the computation of the Fund's net asset value. If a development/event is so significant such that there is a reasonably high degree of certainty as to both the effect and the degree of effect that the development/event has actually caused that closing price to no longer reflect actual value, the closing prices, as determined at the close of the applicable foreign market, may be adjusted to reflect the fair value of the affected foreign securities as of the close of the NYSE as determined in good faith by or under the supervision of the Board. Adjustments to closing prices to reflect fair value on affected foreign securities may be provided by an independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, ADRs, domestic and foreign index futures, and exchange-traded funds.

Fund securities primarily traded in foreign markets may be traded in such markets on days which are not business days of the Fund. Because the net asset value per share of the Fund is determined only on business days of the Fund, the net asset value per share of the Fund may be significantly affected on days when an investor cannot exchange or redeem shares of the Fund.

REDEMPTION IN KIND

Although the Fund generally intends to pay redemption proceeds solely in cash, the Fund reserves the right to satisfy redemption requests by making payment in securities or other property (known as a redemption in kind). A Fund may make a redemption in kind, for instance, if a cash redemption would disrupt its operations or performance. Securities delivered as payment in redemptions in kind will be valued as the same value assigned to them in computing the Fund's net asst value per share. Shareholders receiving such securities are likely to incur transaction and brokerage costs on their subsequent sales of such securities, and the securities may increase or decrease in value until the shareholder sells them. If the Fund has made an election under Rule 18f-1 under the 1940 Act, the Fund is obligated to redeem for cash all shares presented to the Fund for redemption by any one shareholder in an amount up to the lesser of $250,000 or 1% of the Fund's net assets in any 90-day period.

HOW TO PURCHASE AND REDEEM SHARES

A complete description of the manner by which shares of the Fund may be purchased appears in the Prospectus under the caption "How To Buy Shares."

The sales charge normally deducted on purchases of Class A shares of the Fund is used to compensate AIM Distributors and participating financial intermediaries for their expenses incurred in connection with the distribution of such shares. Since there is little expense associated with unsolicited orders placed directly with AIM Distributors by persons, who because of their relationship with the Fund or with the Advisor and its affiliates, are familiar with the Fund, or whose programs for purchase involve little expense (e.g., because of the size of the transaction and shareholder records required), AIM Distributors believes that it is appropriate and in the Fund's best interests that such persons be permitted to purchase Class A shares of the Fund through AIM Distributors without payment of a sales charge. The persons who may purchase Class A shares of the Fund without a sales charge are set forth under the Caption "Reductions in Initial Sales Charges - Purchases at Net Asset Value."

The following formula may be used by an investor to determine the public offering price per Class A share of an investment:

    Net Asset Value / (1 - Sales Charge as % of Offering Price) = Offering Price

Shares of the Institutional Class of the Fund are offered at net asset value.

Information concerning redemption of the Fund's shares is set forth in the Prospectuses under the caption "How To Sell Shares." Shares of the Fund may be redeemed directly through AIM Distributors or through any financial intermediary who has entered into an agreement with AIM Distributors. In addition to the Fund's obligation to redeem shares, AIM Distributors may also repurchase shares as an accommodation to the shareholders. To effect a repurchase, those financial intermediaries who have executed agreements with AIM Distributors must phone orders to the order desk of the Fund at 1-800-347-4246 and guarantee delivery of all required documents in good order. A repurchase is effected at the net asset value of the Fund next determined after such order is received. Such arrangement is subject to timely receipt by AIS of all required documents in good order. If such documents are not received within a reasonable time after the order is placed, the order is subject to cancellation. While there is no charge imposed by the Fund or by AIM Distributors (other than any applicable CDSC or possible redemption fee) when shares are redeemed or repurchased, financial intermediaries may charge a fair service fee for handling the transaction. AIS intends to redeem all shares of the Fund in cash.

The right of redemption may be suspended or the date of payment postponed when
(a) trading on the New York Stock Exchange ("NYSE") is restricted, as determined by applicable rules and regulations of the SEC, (b) the NYSE is closed for other than customary weekend and holiday closings, (c) the SEC has by order permitted such suspension, or (d) an emergency as determined by the SEC exists making disposition of portfolio securities or the valuation of the net assets of the Fund not reasonably practicable.

                             OTHER SERVICE PROVIDERS

INDEPENDENT ACCOUNTANTS

PricewaterhouseCoopers LLP, 1201 Louisiana Street, Suite 2900, Houston, Texas 77002, are the independent accountants of the Trust. The independent accountants are responsible for auditing the financial statements of the Fund.

CUSTODIAN

State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02110, is the custodian of the cash and investment securities of the Trust. The custodian is also responsible for, among other things, receipt and delivery of the Fund's investment securities in accordance with procedures and conditions specified in the custody agreement with the Trust. The custodian is authorized to establish separate accounts in foreign countries and to cause foreign securities owned by the Fund to be held outside the United States in branches of U.S. banks and, to the extent permitted by applicable regulations, in certain foreign banks and securities depositories.

TRANSFER AGENT

AIM Investment Services, Inc. ("AIS"), formerly A I M Fund Services, Inc., 11 Greenway Plaza, Suite 100, Houston, TX 77046 is the Trust's transfer agent, registrar, and dividend disbursing agent. Services provided by AIS include the issuance, cancellation, and transfer of shares of the Fund, and the maintenance of records regarding the ownership of such shares.

LEGAL COUNSEL

Legal matters for the Trust have been passed upon by Ballard Spahr Andrews & Ingersoll, LLP, 1735 Market Street, Philadelphia, Pennsylvania 19103-7599.

                    BROKERAGE ALLOCATION AND OTHER PRACTICES

The Fund has authorized one or more brokers to accept purchase and redemption orders on its behalf and such brokers are authorized to designate other intermediaries to accept purchase and redemption orders on the Fund's behalf. The Fund will be deemed to have received a purchase or redemption order when an authorized broker or, if applicable, a broker's authorized designee, accepts the order. Orders will be priced at the Fund's net asset value next computed after they are accepted by an authorized broker or the broker's authorized designee.

As the investment sub-advisor to the Fund, the Sub-Advisor places orders for the purchase and sale of securities with broker-dealers based upon an evaluation of the financial responsibility of the broker-dealers and the ability of the broker-dealers to effect transactions at the best available prices.

While the Sub-Advisor seeks reasonably competitive commission rates, the Fund does not necessarily pay the lowest commission or spread available. The Sub-Advisor is permitted to, and does, consider qualitative factors in addition to price in the selection of brokers. Among other things, the Sub-Advisor considers the quality of executions obtained on the Fund's portfolio transactions, viewed in terms of the size of transactions, prevailing market conditions in the security purchased or sold, and general economic and market conditions. The Sub-Advisor has found that a broker's consistent ability to execute transactions is at least as important as the price the broker charges for those services.

In seeking to ensure that the commissions charged the Fund are consistent with prevailing and reasonable commissions, the Sub-Advisor monitors brokerage industry practices and commissions charged by broker-dealers on transactions effected for other institutional investors like the Fund.

Consistent with the standard of seeking to obtain favorable execution on portfolio transactions, the Sub-Advisor may select brokers that provide research services to the Sub-Advisor and the Trust, as well as other mutual funds and other accounts managed by the Sub-Advisor. Research services include statistical and analytical reports relating to issuers, industries, securities, and economic factors and trends, which may be of assistance or value to the Sub-Advisor in making informed investment decisions. Research services prepared and furnished by brokers through which the Fund effects securities transactions may be used by the Sub-Advisor in servicing all of its accounts and not all such services may be used by the Sub-Advisor in connection with the Fund. Conversely, the Fund receives benefits of research acquired through the brokerage transactions of other clients of the Sub-Advisor.

AIM may determine target levels of brokerage business with various brokers on behalf of its clients (including the Fund) over a certain time period. The target levels will be based upon the following factors, among others: (1) the execution services provided by the broker; and (2) the research services provided by the broker. Portfolio transactions also may be effected through broker-dealers that recommend the Fund to their clients, or that act as agent in the purchase of the Fund's shares for their clients. AIM will not enter into a binding commitment with brokers to place trades with such brokers involving brokerage commissions in precise amounts.

Portfolio transactions also may be effected through broker-dealers that recommend the Fund to its clients, or that act as agent in the purchase of the Fund's shares for their clients.

BROKERAGE COMMISSIONS AND UNDERWRITING DISCOUNTS

The aggregate dollar amount of brokerage commissions and underwriting discounts paid by the Fund for the periods outlined in the table below were:

Year Ended October 31, 2003                  $77,229
Year Ended October 31, 2002                   48,763
Year Ended October 31, 2001                   96,561

For the fiscal years ended October 31, 2003, 2002, and 2001, brokers providing research services (directed brokerage) received $67,672, $36,011, and $47,929, respectively, in commissions on portfolio transactions effected for the Fund. The aggregate dollar amount of such portfolio transactions was $30,415,752, $16,722,563, and $23,022,304, respectively. Commissions totaling $0, $0 and $0, respectively, were allocated to certain brokers in recognition of their sales of shares of the Fund on portfolio transactions of the Fund effected during the fiscal year ended October 31, 2003, 2002, and 2001.

During the last fiscal year ended October 31, 2003, the Fund did not purchase any securities of its regular brokers or dealers.

Neither the Sub-Advisor nor any affiliate of the Sub-Advisor receives any brokerage commissions on portfolio transactions effected on behalf of the Fund, and there is no affiliation between the Sub-Advisor or any person affiliated with the Sub-Advisor or the Fund and any broker or dealer that executes transactions for the Fund.

                  TAX CONSEQUENCES OF OWNING SHARES OF THE FUND

The Fund intends to continue to conduct its business and satisfy the applicable diversification of assets, distribution, and source of income requirements to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended. The Fund qualified as a regulated investment company and intends to continue to qualify during its current fiscal year. It is the intent of the Fund to distribute all investment company taxable income and net capital gain. As a result of this intent and the Fund's qualification as a regulated investment company, it is anticipated that the Fund will not pay federal income or excise taxes, but its shareholders will generally be subject to tax on Fund distributions that are made to them. If the Fund does not distribute all of its net investment income or net capital gain, it will be subject to income and excise taxes on the amount that is not distributed. If the Fund does not qualify as a regulated investment company, it will be subject to income tax on its net investment income and net capital gain at the corporate tax rates.

Dividends paid by the Fund from net investment income as well as distributions of net realized short-term capital gain and net realized gain from certain foreign currency transactions are taxable for federal income tax purposes as ordinary income to shareholders. After the end of each calendar year, the Fund sends shareholders information regarding the amount and character of dividends paid in the year. Dividends eligible for the dividends-received deduction will be limited to the aggregate amount of qualifying dividends that the Fund derives from its portfolio investments.

Ordinary income dividends paid by the Fund to individuals and other noncorporate taxpayers will be treated as qualified dividend income that is subject to tax at a maximum rate of 15% to the extent of the amount of qualifying dividends received by the Fund from domestic corporations and from foreign corporations that are either incorporated in a possession of the United States, or are eligible for benefits under certain income tax treaties with the United States that include an exchange of information program. In addition, qualifying dividends include dividends paid with respect to stock of a foreign corporation that is readily tradable on an established securities market in the United States. However, dividends received by the Fund from foreign personal holding companies, foreign investment companies or PFICs are not qualifying dividends. If the qualifying dividend income received by the Fund is equal to 95% (or a greater percentage) of the Fund's gross income (exclusive of net capital gain) in any taxable year, all of the ordinary income dividends paid by the Fund will be qualifying dividend income.

The Fund realizes a capital gain or loss when it sells a portfolio security for more or less than it paid for that security. Capital gain and loss are divided into short-term and long-term, depending on how long the Fund held the security which gave rise to the gain or loss. If the security was held one year or less the gain or loss is generally considered short-term, while holding a security for more than one year will generate a long-term gain or loss. Short-term capital gain is included with income from dividends and interest as ordinary income and is paid to shareholders as dividends, as discussed above.

The Fund may either retain or distribute to shareholders its net capital gain (net long-term capital gain over net short-term capital loss) for each taxable year. The Fund currently intends to distribute any such amounts. If net capital gain is distributed and designated as a capital gain dividend, it will be taxable to shareholders as long-term capital gain (currently taxable at a maximum rate of 15% for noncorporate shareholders) regardless of the length of time the shareholder has held his shares or whether such gain was recognized by the Fund prior to the date on which the shareholder acquired his shares. Conversely, if the Fund elects to retain its net capital gain, the Fund will be taxed thereon (except to the extent of any available capital loss carry forwards) at the 35% corporate tax rate. If the Fund elects to retain its net capital gain, it is expected that the Fund also will elect to have shareholders treated as if each received a distribution of its pro rata share of such gain, with the result that each shareholder will be required to report its pro rata share of such gain on its tax return as long-term capital gain, will receive a refundable tax credit for its pro rata share of tax paid by the Fund on the gain, and will increase the tax basis for its shares by an amount equal to the deemed distribution less the tax credit.

Dividends paid by the Fund from net capital gain are, for federal income tax purposes, taxable to the shareholder as a long-term capital gain regardless of how long a shareholder has held shares of the Fund. Such distributions are not eligible for the dividends-received deduction. After the end of each fiscal year, the Fund sends information to shareholders regarding the amount of capital gain dividends paid during the year.

All dividends and capital gain distributions, to the extent of the Fund's earnings and profits, are taxable income to the shareholder, whether or not such dividends and distributions are reinvested in additional shares or paid in cash. If the net asset value of the Fund's shares should be reduced below a shareholder's cost as a result of a distribution, such distribution would be taxable to the shareholder although a portion would be a return of invested capital. Accordingly, if shares of the Fund are purchased shortly before a distribution, a portion of the purchase price for the shares may be returned to the shareholder as a taxable dividend or capital gain.

If it invests in foreign securities, the Fund may be subject to the withholding of foreign taxes on dividends or interest it receives on foreign securities. Foreign taxes withheld will be treated as an expense of the Fund unless the Fund meets the qualifications and makes the election to enable it to pass these taxes through to shareholders for use by them as a foreign tax credit or deduction. Tax conventions between certain countries and the United States may reduce or eliminate such taxes.

The Fund may invest in the stock of "passive foreign investment companies" ("PFICs"). A PFIC is a foreign corporation that, in general, meets either of the following tests: (1) at least 75% of its gross income is passive or (2) an average value of at least 50% of its assets produce, or are held for the production of, passive income. The Fund intends to "mark-to-market" its stock in any PFIC. In this context, "marking-to-market" means including in ordinary income for each taxable year the excess, if any, of the fair market value of the PFIC stock over the Fund's adjusted basis in the PFIC stock as of the end of the year. In certain circumstances, the Fund will also be allowed to deduct from ordinary income the excess, if any, of its adjusted basis in PFIC stock over the fair market value of the PFIC stock as of the end of the year. The deduction will only be allowed to the extent of any PFIC mark-to-market gains recognized as ordinary income in prior years. The Fund's adjusted tax basis in each PFIC stock for which it makes this election will be adjusted to reflect the amount of income included or deduction taken under the election.

Gains or losses (1) from the disposition of foreign currencies, (2) from the disposition of debt securities denominated in foreign currencies that are attributable to fluctuations in the value of the foreign currency between the date of acquisition of each security and the date of disposition, and (3) that are attributable to fluctuations in exchange rates that occur between the time the Fund accrues interest, dividends or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects the receivables or pays the liabilities, generally will be treated as ordinary income or loss (unless an election is made to treat certain transactions as capital). These gains or losses may increase or decrease the amount of the Fund's investment company taxable income to be distributed to its shareholders.

The transfer agent may provide Fund shareholders with information concerning the average cost basis of their shares in order to help them prepare their tax returns. This information is intended as a convenience to shareholders, and will not be reported to the Internal Revenue Service (the "IRS"). The IRS permits the use of several methods to determine the cost basis of mutual fund shares. The cost basis information provided by the transfer agent will be computed using the single-category average cost method, although neither the transfer agent nor the Funds recommend any particular method of determining cost basis. Other methods may result in different tax consequences. Even if you have reported gains or losses for the Fund in past years using another basis method, you may be able to use the average cost method for determining gains or losses in the current year. However, once you have elected to use the average cost method, you must continue to use it unless you apply to the IRS for permission to change methods. Likewise, changing to any basis method other than the average cost method requires IRS approval.

If you sell Fund shares at a loss after holding them for six months or less, your loss will be treated as long-term (instead of short-term) capital loss to the extent of any capital gain dividends that you may have received on those shares. If you pay a sales charge to acquire shares, that sales charge is generally treated as part of your cost basis for determining gain or loss upon disposition of those shares. However, if you exchange your shares within ninety days of acquisition and the sales charge was paid on the original shares, then the sales charge is not treated as part of your cost basis on the original shares, but instead, carries over to be included as part of your cost basis in the new or replacement shares.

The Fund will be subject to a nondeductible 4% excise tax to the extent it fails to distribute by the end of any calendar year substantially all of its ordinary income for that year and its capital gain net income for the one-year period ending on October 31 of that year, plus certain other amounts.

You should consult your own tax adviser regarding specific questions as to federal, state, and local taxes. Dividends and capital gain distributions will generally be subject to applicable state and local taxes. Qualification as a regulated investment company under the Internal Revenue Code of 1986, as amended, for income tax purposes does not entail government supervision of management or investment policies. The foregoing general discussion of U.S. federal income tax consequences is based on the Code and the regulations issued thereunder as in effect on April 30, 2004.

                                   PERFORMANCE

To keep shareholders and potential investors informed, the Advisor will occasionally advertise the Fund's total return for one-, five-, and ten-year periods (or since inception). Most advertisements of the Fund will disclose the maximum front-end sales charge imposed on purchases of a Fund's Class A shares and/or the applicable CDSC imposed on redemptions of a Fund's Class B, Class C, and Class R shares. If any advertised performance data does not reflect the maximum front-end sales charge (if any), or the applicable CDSC, such advertisement will disclose that the sales charge or CDSC has not been deducted in computing the performance data, and that, if reflected, such charges would reduce the performance quoted.

The Fund's total return is calculated in accordance with a standardized formula for computation of annualized total return. Standardized total return for Class A shares reflects the deduction of the maximum front-end sales charge at the time of purchase. Standardized total return for Class B and Class C shares reflects the deduction of the maximum applicable CDSC on a redemption of shares held for the period. A 1.00% - 5.00% CDSC may be charged on redemptions of Class B shares held six years or less, other than shares acquired through reinvestment of dividends and other distributions. A 1.00% CDSC may be charged on redemptions of Class C shares held twelve months or less, other than shares acquired through reinvestment of dividends and other distributions. Please see the section entitled "Distributor" for additional information on CDSCs. A 0.75% CDSC may be charged on redemptions of Class R shares, if you are a qualified plan, elect to receive a dealer concession, and redeem the plan within twelve months from initial deposit in the plan's AIM or INVESCO account. Total returns quoted in advertising reflect all aspects of the Fund's return, including the effect of reinvesting dividends and capital gain distributions, and any change in the Fund's net asset value per share over the period. Average annual returns are calculated by determining the growth or decline in value of a hypothetical investment in the Fund over a stated period, and then calculating the annually compounded percentage rate that would have produced the same result if the rate of growth or decline in value had been constant over the period. Because average annual returns tend to even out variations in the Fund's returns, investors should realize that the Fund's performance is not constant over time, but changes from year to year, and that average annual returns do not represent the actual year-to-year performance of the Fund.

In addition to average annual returns, the Fund may quote unaveraged or cumulative total returns reflecting the simple change in value of an investment over a stated period. Cumulative total return shows the actual rate of return on an investment for the period cited; average annual total return represents the average annual percentage change in the value of an investment. Both cumulative and average annual total returns tend to "smooth out" fluctuations in the Fund's investment results, because they do not show the interim variations in performance over the periods cited. Total returns may be quoted with or without taking the Fund's maximum applicable Class A front-end sales charge or Class B, Class C, or Class R CDSC into account. Excluding sales charges from a total return calculation produces a higher total return figure.

More information about the Fund's recent and historical performance is contained in the Trust's Annual Report to Shareholders. You may obtain a free copy by calling or writing to AIM Investment Services, Inc. using the telephone number or address on the back cover of the Fund's Prospectus.

When we quote mutual fund rankings published by Lipper Inc., we may compare the Fund to others in its appropriate Lipper category, as well as the broad-based Lipper general fund groupings. These rankings allow you to compare the Fund to its peers. Other independent financial media also produce performance- or service-related comparisons, which you may see in our promotional materials.

Performance figures are based on historical earnings and are not intended to suggest future performance.

Average annual total return performance for the one-, five-, and ten-year periods (or since inception) ended October 31, 2003 was:

                                                                                10 YEARS OR
                                                                                   SINCE
                                                        1 YEAR    5 YEARS        INCEPTION
                                                        ------    -------        ---------
INVESTOR CLASS

International Core Equity Fund
Return Before Taxes                                     20.42%     -0.05%        -0.01%(1)
Return After Taxes on Distributions                     20.37%     -0.71%        -0.67%(1)
Return After Taxes on Distributions
     and Sale of Fund Shares                            13.32%     -0.31%        -0.28%(1)

Class A - (Including Front-End Sales Charge)

International Core Equity Fund
Return Before Taxes                                     13.30%       N/A         -4.77%(2)
Return After Taxes on Distributions                     13.23%       N/A         -4.81%(2)
Return After Taxes on Distributions
     and Sale of Fund Shares                             8.70%       N/A         -4.05%(2)

INSTITUTIONAL CLASS(3)

International Core Equity Fund
Return Before Taxes                                       N/A        N/A           N/A
Return After Taxes on Distributions                       N/A        N/A           N/A

Return After Taxes on Distributions
     and Sale of Fund Shares                              N/A        N/A           N/A

CLASS B - (INCLUDING CDSC)

International Core Equity Fund
Return Before Taxes                                     14.50%       N/A         -4.07%(2)
Return After Taxes on Distributions                     14.46%       N/A         -4.09%(2)
Return After Taxes on Distributions
     and Sale of Fund Shares                             9.46%       N/A         -3.45%(2)

CLASS C - (INCLUDING CDSC)

International Core Equity Fund
Return Before Taxes                                     18.13%       N/A         -6.64%(4)
Return After Taxes on Distributions                     18.13%       N/A         -7.24%(4)
Return After Taxes on Distributions
     and Sale of Fund Shares                            11.79%       N/A         -5.78%(4)

CLASS R

International Core Equity Fund
Return Before Taxes                                       N/A        N/A           N/A(5)
Return After Taxes on Distributions                       N/A        N/A           N/A(5)
Return After Taxes on Distributions
     and Sale of Fund Shares                              N/A        N/A           N/A(5)

(1) The Fund (Investor Class shares) commenced investment operations on October 28, 1998.

(2)  Since inception on April 1, 2002.

(3)  Institutional Class shares commenced operations on April 30, 2004.

(4)  Since inception on February 15, 2000.

(5) The Fund (Class R shares) commenced investment operations on November 24, 2003.

Average annual total return performance for each of the periods indicated was computed by finding the average annual compounded rates of return that would equate the initial amount invested to the ending redeemable value, according to the following formula:

                                         n
                                 P(1 + T) = ERV

where:            P = a hypothetical initial payment of $1,000
                  T = average annual total return
                  n = number of years
                  ERV = ending redeemable value of initial payment

Average annual total return after taxes on distributions and after taxes on distributions and sale of Fund shares is computed by finding the average annual compounded rates of return that would equate the initial amount invested to the ending value, according to the following formula:

After taxes on distributions:
                                          n
                                  P(1 + T) =ATV
                                               D

where:            P = a hypothetical initial payment of $1,000
                  T = average annual total return (after taxes on distributions) n = number of years
                  ATV = ending value of a hypothetical $1,000 payment made at
                     D
                  the beginning of the 1-, 5-, or 10-year periods at the end of the 1-, 5-, or 10-year periods (or fractional portion) after taxes on fund distributions but not after taxes on redemption.

After taxes on distributions and redemption:
                                          n
                                  P(1 + T) =ATV
                                               DR

where:            P = a hypothetical initial payment of $1,000
                  T = average annual total return (after taxes on distributions and redemption) n = number of years
                  ATV = ending value of a hypothetical $1,000 payment made
                     DR
                  at the beginning of the 1-, 5-, or 10-year periods at the end of the 1-, 5-, or 10-year periods (or fractional portion) after taxes on fund distributions and redemptions.
                  ERV = ending redeemable value of initial payment

The average annual total return performance figures shown above were determined by solving the above formula for "T" for each time period indicated.

In conjunction with performance reports, comparative data between the Fund's performance for a given period and other types of investment vehicles, including certificates of deposit, may be provided to prospective investors and shareholders.

In conjunction with performance reports and/or analyses of shareholder services for the Fund, comparative data between that Fund's performance for a given period and recognized indices of investment results for the same period, and/or assessments of the quality of shareholder service, may be provided to shareholders. Such indices include indices provided by Dow Jones & Company, S&P, Lipper Inc., Lehman Brothers, National Association of Securities Dealers Automated Quotations, Frank Russell Company, Value Line Investment Survey, the American Stock Exchange, Morgan Stanley Capital International, Wilshire Associates, the Financial Times Stock Exchange, the New York Stock Exchange, the Nikkei Stock Average and Deutcher Aktienindex, all of which are unmanaged market indicators. In addition, rankings, ratings, and comparisons of investment performance and/or assessments of the quality of shareholder service made by independent sources may be used in advertisements, sales literature or shareholder reports, including reprints of, or selections from, editorials or articles about the Fund. These sources utilize information compiled (i) internally; (ii) by Lipper Inc.; or (iii) by other recognized analytical services. The Lipper Inc. mutual fund rankings and comparisons which may be used.

by the Fund in performance reports will be drawn from the following mutual fund groupings, in addition to the broad-based Lipper general fund groupings:

                                                                   Lipper Mutual
             Fund                                                  Fund Category
             ----                                                  -------------
International Core Equity Fund                                  International Funds

Sources for Fund performance information and articles about the Fund include, but are not limited to, the following:

Advertising Age                Forbes                         Nation's Business
Barron's                       Fortune                        New York Times
Best's Review                  Hartford Courant               Pension World
Bloomberg                      Inc.                           Pensions & Investments
Broker World                   Institutional Investor         Personal Investor
Business Week                  Insurance Forum                Philadelphia Inquirer
Changing Times                 Insurance Week                 The Bond Buyer
Christian Science Monitor      Investor's Business Daily      USA Today
Consumer Reports               Journal of the American        U.S. News & World Report
Economist                      Society of CLU & ChFC          Wall Street Journal
FACS of the Week               Kiplinger Letter               Washington Post
Financial Planning             Money                          CNN
Financial Product News         Mutual Fund Forecaster         CNBC
Financial Services Week                                       PBS
Financial World

         Each Fund may also compare its performance to performance data of similar mutual funds as published by the following services:

Bank Rate Monitor                        Morningstar, Inc.
Bloomberg                                Standard & Poor's
FactSet Date Systems                     Strategic Insight
Lipper, Inc.                             Thompson Financial

                               PENDING LITIGATION

A number of civil lawsuits, including purported class action and shareholder derivative suits, have been filed that involve one or more AIM or INVESCO Funds, their former and/or current investment adviser and/or certain other related parties and that are related to the claims filed by the SEC and/or the New York Attorney General against these parties. A list of such lawsuits that have been served, or for which service of process has been waived, as of April 27, 2004 is set forth in Appendix F.

                                   APPENDIX A

RATINGS OF DEBT SECURITIES

         The following is a description of the factors underlying the debt ratings of Moody's, S&P and Fitch:

                         MOODY'S LONG-TERM DEBT RATINGS

         Moody's corporate ratings areas follows:

         Aaa: Bonds and preferred stock which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

         Aa: Bonds and preferred stock which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. These are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk in Aa rated bonds appear somewhat larger than those securities rated Aaa.

         A: Bonds and preferred stock which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

         Baa: Bonds and preferred stock which are rated Baa are considered as medium-grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

         Ba: Bonds and preferred stock which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

         B: Bonds and preferred stock which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

         Caa: Bonds and preferred stock which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

         Ca: Bonds and preferred stock which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

         C: Bonds and preferred stock which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

         Note: Moody's applies numerical modifiers 1, 2, and 3 in each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

MOODY'S SHORT-TERM PRIME RATING SYSTEM

         Moody's short-term ratings are opinions of the ability of issuers to honor senior financial obligations and contracts. Such obligations generally have an original maturity not exceeding one year, unless explicitly noted.

         Moody's employs the following designations, all judged to be investment grade , to indicate the relative repayment ability of rated issuers.

PRIME-1:          Issuers (or supporting institutions) rated Prime-1 have a
superior ability for repayment of senior short-term obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics: leading market positions in well-established industries; high rates of return on funds employed; conservative capitalization structure with moderate reliance on debt and ample asset protection; broad margins in earnings coverage of fixed financial charges and high internal cash generation; and well-established access to a range of financial markets and assured sources of alternate liquidity.

PRIME-2:          Issuers (or supporting institutions) rated Prime-2 have a
strong ability to repay senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

PRIME-3:          Issuers (or supporting institutions) rated Prime-3 have an acceptable ability for repayment of senior short-term debt obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

NOT PRIME: Issuers rated Not Prime do not fall within any of the Prime rating categories.

         Note: In addition, in certain countries the prime rating may be modified by the issuer's or guarantor's senior unsecured long-term debt rating.

         Moody's municipal ratings are as follows:

Moody's U.S. Long-Term Municipal Bond Rating Definitions

         Municipal Ratings are opinions of the investment quality of issuers and issues in the US municipal and tax-exempt markets. As such, these ratings incorporate Moody's assessment of the default probability and loss severity of these issuers and issues.

Municipal Ratings are based upon the analysis of four primary factors relating to municipal finance: economy, debt, finances, and administration/management strategies. Each of the factors is evaluated individually and for its effect on the other factors in the context of the municipality's ability to repay its debt.

         Aaa: Issuers or issues rated Aaa demonstrate the strongest creditworthiness relative to other US municipal or tax-exempt issuers or issues.

         Aa: Issuers or issues rated Aa demonstrate very strong creditworthiness relative to other US municipal or tax-exempt issuers or issues.

         A: Issuers or issues rated A present above-average creditworthiness relative to other US municipal or tax-exempt issuers or issues.

         Baa: Issuers or issues rated Baa represent average creditworthiness relative to other US municipal or tax-exempt issuers or issues.

         Ba: Issuers or issues rated Ba demonstrate below-average creditworthiness relative to other US municipal or tax-exempt issuers or issues.

         B: Issuers or issues rated B demonstrate weak creditworthiness relative to other US municipal or tax-exempt issuers or issues.

         Caa: Issuers or issues rated Caa demonstrate very weak creditworthiness relative to other US municipal or tax-exempt issuers or issues.

         Ca: Issuers or issues rated Ca demonstrate extremely weak creditworthiness relative to other US municipal or tax-exempt issuers or issues.

         C: Issuers or issues rated C demonstrate the weakest creditworthiness relative to other US municipal or tax-exempt issuers or issues.

         Note: Also, Moody's applies numerical modifiers 1, 2, and 3 in each generic rating classification from Aa to Caa. The modifier 1 indicates that the issue ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic category.

MOODY'S MIG/VMIG US SHORT-TERM RATINGS

         In municipal debt issuance, there are three rating categories for short-term obligations that are considered investment grade. These ratings are designated as Moody's Investment Grade (MIG) and are divided into three levels - MIG 1 through MIG 3.

         In addition, those short-term obligations that are of speculative quality are designated SG, or speculative grade.

         In the case of variable rate demand obligations (VRDOs), a two-component rating is assigned. The first element represents Moody's evaluation of the degree of risk associated with scheduled principal and interest payments. The second element represents Moody's evaluation of the degree of risk associated with the demand feature, using the MIG rating scale.

         The short-term rating assigned to the demand feature of VRDOs is designated as VMIG. When either the long- or short-term aspect of a VRDO is not rated, that piece is designated NR, e.g., Aaa/NR or NR/VMIG 1.

         MIG ratings expire at note maturity. By contrast, VMIG rating expirations will be a function of each issue's specific structural or credit features.

         Gradations of investment quality are indicated by rating symbols, with each symbol representing a group in which the quality characteristics are broadly the same.

MIG 1/VMIG 1: This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support or demonstrated broad-based access to the market for refinancing.

MIG 2/VMIG 2: This designation denotes strong credit quality. Margins of protection are ample although not as large as in the preceding group.

MIG 3/VMIG 3: This designation denotes acceptable credit quality. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

SG: This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

STANDARD & POOR'S LONG-TERM CORPORATE AND MUNICIPAL RATINGS

         Issue credit ratings are based in varying degrees, on the following considerations: likelihood of payment - capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation; nature of and provisions of the obligation; and protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

         The issue ratings definitions are expressed in terms of default risk. As such, they pertain to senior obligations of an entity. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above.

         S&P describes its ratings for corporate and municipal bonds as follows:

AAA:     Debt rated AAA has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

AA:      Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in a small degree.

A:       Debt rated A has a strong capacity to meet its financial commitments although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB:     Debt rated BBB exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to meet its financial commitment on the obligation.

BB-B-CCC-CC-C: Debt rated BB, B, CCC, CC and C is regarded as having significant speculative characteristics with respect to capacity to pay interest and repay principal. BB indicates the least degree of speculation and C the highest. While such debt will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

NR: Not Rated.

         S&P DUAL RATINGS

         S&P assigns "dual" ratings to all debt issues that have a put option or demand feature as part of their structure.

         The first rating addresses the likelihood of repayment of principal and interest as due, and the second rating addresses only the demand feature. The long-term debt rating symbols are used for bonds to denote the long-term maturity and the commercial paper rating symbols for the put option (for example, AAA/A-1+). With short-term demand debt, the note rating symbols are used with the commercial paper rating symbols (for example, SP-1+/A-1+).

         S&P COMMERCIAL PAPER RATINGS

         An S&P commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days.

         These categories are as follows:

A-1:     This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

A-2:     Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated A-1.

A-3:     Issues carrying this designation have adequate capacity for timely payment. They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

B:       Issues rated 'B' are regarded as having only speculative capacity for timely payment.

C:       This rating is assigned to short-term debt obligations with a doubtful capacity for payment.

D:       Debt rated 'D' is in payment default. The 'D' rating category is used when interest payments or principal payments are not made on the date due, even if the applicable grace period has not expired, unless Standard & Poor's believes such payments will be made during such grace period.

S&P SHORT-TERM MUNICIPAL RATINGS

         An S&P note rating reflect the liquidity factors and market-access risks unique to notes. Notes due in three years or less will likely receive a note rating. Notes maturing beyond three years will most likely receive a long-term debt rating. The following criteria will be used in making that assessment: amortization schedule (the larger the final maturity relative to other maturities, the more likely it will be treated as a note); and source of payment (the more dependant the issue is on the market for its refinancing, the more likely it will be treated as a note).

         Note rating symbols are as follows:

SP-1:    Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.

SP-2:    Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

SP-3:    Speculative capacity to pay principal and interest.

                         FITCH LONG-TERM CREDIT RATINGS

         Fitch Ratings provides an opinion on the ability of an entity or of a securities issue to meet financial commitments, such as interest, preferred dividends, or repayment of principal, on a timely basis. These credit ratings apply to a variety of entities and issues, including but not limited to sovereigns, governments, structured financings, and corporations; debt, preferred/preference stock, bank loans, and counterparties; as well as the financial strength of insurance companies and financial guarantors.

         Credit ratings are used by investors as indications of the likelihood of getting their money back in accordance with the terms on which they invested. Thus, the use of credit ratings defines their function: "investment grade" ratings (international Long-term 'AAA' - 'BBB' categories; Short-term 'F1' - 'F3') indicate a relatively low probability of default, while those in the "speculative" or "non-investment grade" categories (international Long-term 'BB'
- 'D'; Short-term 'B' - 'D') either signal a higher probability of default or that a default has already occurred. Ratings imply no specific prediction of default probability. However, for example, it is relevant to note that over the long term, defaults on 'AAA' rated U.S. corporate bonds have averaged less than 0.10% per annum, while the equivalent rate for 'BBB' rated bonds was 0.35%, and for 'B' rated bonds, 3.0%.

         Fitch ratings do not reflect any credit enhancement that may be provided by insurance policies or financial guaranties unless otherwise indicated.

         Entities or issues carrying the same rating are of similar but not necessarily identical credit quality since the rating categories do not fully reflect small differences in the degrees of credit risk.

         Fitch credit and research are not recommendations to buy, sell or hold any security. Ratings do not comment on the adequacy of market price, the suitability of any security for a particular investor, or the tax-exempt nature of taxability of payments of any security.

         The ratings are based on information obtained from issuers, other obligors, underwriters, their experts, and other sources Fitch Ratings believes to be reliable. Fitch Ratings does not audit or verify the truth or accuracy of such information. Ratings may be changed or withdrawn as a result of changes in, or the unavailability of, information or for other reasons.

         Our program ratings relate only to standard issues made under the program concerned; it should not be assumed that these ratings apply to every issue made under the program. In particular, in the case of non-standard issues, i.e., those that are linked to the credit of a third party or linked to the performance of an index, ratings of these issues may deviate from the applicable program rating.

         Credit ratings do not directly address any risk other than credit risk. In particular, these ratings do not deal with the risk of loss due to changes in market interest rates and other market considerations.

AAA: Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong capacity for timely payment of financial commitments, which is unlikely to be affected by foreseeable events.

AA: Bonds considered to be investment grade and of very high credit quality. The obligor has a very strong capacity for timely payment of financial commitments which is not significantly vulnerable to foreseeable events.

A: Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

BBB: Bonds considered to be investment grade and of good credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances are more likely to impair this capacity.

PLUS (+) MINUS (-): Plus and minus signs are used with a rating symbol to indicate the relative position of a credit within the rating category. Plus and minus signs, however, are not used in the "AAA" category.

NR: Indicates that Fitch does not rate the specific issue.

WITHDRAWN: A rating will be withdrawn when an issue matures or is called or refinanced and at Fitch's discretion, when Fitch Ratings deems the amount of information available to be inadequate for ratings purposes.

RATINGWATCH: Ratings are placed on RatingWatch to notify investors that there is a reasonable possibility of a rating change and the likely direction of such change. These are designated as "Positive," indicating a potential upgrade, "Negative," for potential downgrade, or "Evolving," if ratings may be raised, lowered or maintained. RatingWatch is typically resolved over a relatively short period.

FITCH SPECULATIVE GRADE BOND RATINGS

BB: Bonds are considered speculative. There is a possibility of credit risk developing, particularly as the result of adverse economic changes over time. However, business and financial alternatives may be available to allow financial commitments to be met.

B: Bonds are considered highly speculative. Significant credit risk is present but a limited margin of safety remains. While bonds in this class are currently meeting financial commitments, the capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

CCC: Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments.

CC: Default of some kind appears probable.

C: Bonds are in imminent default in payment of interest or principal.

DDD, DD, AND D: Bonds are in default on interest and/or principal payments. Such bonds are extremely speculative and are valued on the basis of their prospects for achieving partial or full recovery value in liquidation or reorganization of the obligor. "DDD" represents the highest potential for recovery on these bonds, and "D" represents the lowest potential for recovery.

PLUS (+) MINUS (-): Plus and minus signs are used with a rating symbol to indicate the relative position of a credit within the rating category. Plus and minus signs, however, are not used in categories below CCC.

                         FITCH SHORT-TERM CREDIT RATINGS

         The following ratings scale applies to foreign currency and local currency ratings. A Short-term rating has a time horizon of less than 12 months for most obligations, or up to three years for U.S. public finance securities, and thus places greater emphasis on the liquidity necessary to meet financial commitments in a timely manner.

F-1+:    Exceptionally Strong Credit Quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

F-1:     Very Strong Credit Quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated
"F-1+."

F-2:     Good Credit Quality. Issues assigned this rating have a satisfactory degree of assurance for timely payment, but the margin of safety is not as great as in the case of the higher ratings.

F-3:     Fair Credit Quality. Issues assigned this rating have characteristics suggesting that the degree of assurance for timely payment is adequate, however, near-term adverse changes could result in a reduction to non-investment grade.

B:       Speculative. Minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

C:       High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

D:       Default. Issues assigned this rating are in actual or imminent payment default.

                                   APPENDIX B
                              TRUSTEES AND OFFICERS

                              As of April 30, 2004

The address of each trustee and officer is 11 Greenway Plaza, Suite 100, Houston, Texas 77046. Each trustee oversees 112 portfolios in the AIM and INVESCO Funds complex, except for Messrs. Baker, Bunch, Lewis and Soll who oversee 111 portfolios in the AIM and INVESCO Funds complex. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation or removal as more specifically provided in the Trust's organizational documents. Column two below includes length of time served with predecessor entities, if any.

                                   TRUSTEE
                                    AND/OR
     NAME, YEAR OF BIRTH AND       OFFICER                                                           OTHER TRUSTEESHIP(S)
 POSITION(S) HELD WITH THE TRUST    SINCE        PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS            HELD BY TRUSTEE
-------------------------------------------------------------------------------------------------------------------------
INTERESTED PERSONS
-------------------------------------------------------------------------------------------------------------------------
Robert H. Graham(1)--1946            1991    Director and Chairman, A I M Management Group Inc.      None
Trustee, Chairman and President              (financial services holding company); Director and
                                             Vice Chairman, AMVESCAP PLC and Chairman of
                                             AMVESCAP PLC - AIM Division (parent of AIM and a
                                             global investment management firm)

                                             Formerly: President and Chief Executive Officer, A
                                             I M Management Group Inc.; Director, Chairman and
                                             President, A I M Advisors, Inc. (registered
                                             investment advisor); Director and Chairman, A I M
                                             Capital Management, Inc. (registered investment
                                             advisor), A I M Distributors, Inc. (registered
                                             broker dealer), AIM Investment Services, Inc.,
                                             (registered transfer agent), and Fund Management
                                             Company (registered broker dealer); and Chief
                                             Executive Officer, AMVESCAP PLC - Managed Products
-------------------------------------------------------------------------------------------------------------------------
Mark H. Williamson(2)-- 1951         2003    Director, President and Chief Executive Officer,       None
Trustee and Executive Vice                   A I M Management Group Inc. (financial services
President                                    holding company); Director, Chairman and President,
                                             A I M Advisors, Inc. (registered investment
                                             advisor); Director, A I M Capital Management, Inc.
                                             (registered investment advisor) and A I M
                                             Distributors, Inc. (registered broker dealer);
                                             Director and Chairman, AIM Investment Services,
                                             Inc., (registered transfer agent), and Fund
                                             Management Company (registered broker dealer); and
                                             Chief Executive Officer, AMVESCAP PLC - AIM
                                             Division (parent of AIM and a global investment
                                             management firm)

                                             Formerly: Director, Chairman, President and Chief
                                             Executive Officer, INVESCO Funds Group, Inc. and
                                             INVESCO Distributors, Inc.; Chief Executive
                                             Officer, AMVESCAP PLC - Managed Products; Chairman
                                             and Chief Executive Officer of NationsBanc
                                             Advisors, Inc.; and Chairman of NationsBanc
                                             Investments, Inc.
-------------------------------------------------------------------------------------------------------------------------

-----------------------
(1) Mr. Graham is considered an interested person of the Trust because he is a director of AMVESCAP PLC, parent of the advisor to the Trust.

(2) Mr. Williamson is considered an interested person of the Trust because he is an officer and a director of the advisor to, and a director of the principal underwriter of, the Trust.

                                   TRUSTEE
                                    AND/OR
     NAME, YEAR OF BIRTH AND       OFFICER                                                             OTHER TRUSTEESHIP(S)
 POSITION(S) HELD WITH THE TRUST    SINCE        PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS              HELD BY TRUSTEE
-----------------------------------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES
-----------------------------------------------------------------------------------------------------------------------------
Bob R. Baker-- 1936                  1983    Retired                                                 None
Trustee

                                             Formerly: President and Chief Executive Officer,
                                             AMC Cancer Research Center; and Chairman and Chief
                                             Executive Officer, First Columbia Financial
                                             Corporation
-----------------------------------------------------------------------------------------------------------------------------
Frank S. Bayley-- 1939               2001    Of Counsel, law firm of Baker & McKenzie                Badgley Funds, Inc.
Trustee                                      Formerly: Partner, law firm of Baker & McKenzie         (registered investment
                                                                                                     company)
-----------------------------------------------------------------------------------------------------------------------------
James T. Bunch-- 1942                2000    Co-President and Founder, Green, Manning & Bunch        None
Trustee                                      Ltd. (investment banking firm); and Director,
                                             Policy Studies, Inc. and Van Gilder Insurance
                                             Corporation
-----------------------------------------------------------------------------------------------------------------------------
Bruce L. Crockett-- 1944             1992    Chairman, Crockett Technology Associates                ACE Limited (insurance
Trustee                                      (technology consulting company)                         company); and Captaris,
                                                                                                     Inc. (unified messaging
                                                                                                     provider)
-----------------------------------------------------------------------------------------------------------------------------
Albert R. Dowden-- 1941              2000    Director of a number of public and private business     Cortland Trust, Inc.
Trustee                                      corporations, including the Boss Group, Ltd.            (Chairman) (registered
                                             (private investment and management) and Magellan        investment company);
                                             Insurance Company                                       Annuity and Life Re
                                                                                                     (Holdings), Ltd.
                                             Formerly: Director, President and Chief Executive       (insurance company)
                                             Officer, Volvo Group North America, Inc.; Senior
                                             Vice President, AB Volvo; and director of various
                                             affiliated Volvo companies
-----------------------------------------------------------------------------------------------------------------------------
Edward K. Dunn, Jr.-- 1935           1998    Retired                                                 None
Trustee                                      Formerly: Chairman, Mercantile Mortgage Corp.;
                                             President and Chief Operating Officer,
                                             Mercantile-Safe Deposit & Trust Co.; and President,
                                             Mercantile Bankshares Corp.
-----------------------------------------------------------------------------------------------------------------------------
Jack M. Fields-- 1952                1997    Chief Executive Officer, Twenty First Century           Administaff ; and
Trustee                                      Group, Inc. (government affairs company) and Texana     Discovery Global
                                             Timber LP (sustainable forestry company)                Education Fund
                                                                                                     (non-profit)
-----------------------------------------------------------------------------------------------------------------------------
Carl Frischling-- 1937               1991    Partner, law firm of Kramer Levin Naftalis and          Cortland Trust, Inc.
Trustee                                      Frankel LLP                                             (registered investment
                                                                                                     company)
-----------------------------------------------------------------------------------------------------------------------------
Gerald J. Lewis-- 1933               2000    Chairman, Lawsuit Resolution Services (San Diego,       General Chemical Group,
Trustee                                      California)                                             Inc.

                                             Formerly: Associate Justice of the California Court
                                             of Appeals
-----------------------------------------------------------------------------------------------------------------------------
Prema Mathai-Davis-- 1950            1998    Formerly: Chief Executive Officer, YWCA of the USA      None
Trustee
-----------------------------------------------------------------------------------------------------------------------------
Lewis F. Pennock-- 1942              1991    Partner, law firm of Pennock & Cooper                   None
Trustee
-----------------------------------------------------------------------------------------------------------------------------

                                   TRUSTEE
                                    AND/OR
     NAME, YEAR OF BIRTH AND       OFFICER                                                             OTHER TRUSTEESHIP(S)
 POSITION(S) HELD WITH THE TRUST    SINCE        PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS              HELD BY TRUSTEE
-----------------------------------------------------------------------------------------------------------------------------
Ruth H. Quigley-- 1935               2001    Retired                                                 None
Trustee
-----------------------------------------------------------------------------------------------------------------------------
Louis S. Sklar-- 1939                1991    Executive Vice President, Development and               None
Trustee                                      Operations, Hines Interests Limited Partnership
                                             (real estate development company)
-----------------------------------------------------------------------------------------------------------------------------
Larry Soll, Ph.D.-- 1942             1997    Retired                                                 None
Trustee
-----------------------------------------------------------------------------------------------------------------------------
OTHER OFFICERS
-----------------------------------------------------------------------------------------------------------------------------
Kevin M. Carome - 1956               2003    Director, Senior Vice President, Secretary and          N/A
Senior Vice President, Secretary             General Counsel, A I M Management Group Inc.
and Chief Legal Officer                      (financial services holding company) and
                                             A I M Advisors, Inc.; and Vice President, A I M
                                             Capital Management, Inc., A I M Distributors, Inc.
                                             and AIM Investment Services, Inc.; and Director,
                                             Vice President and General Counsel, Fund Management
                                             Company

                                             Formerly: Senior Vice President and General
                                             Counsel, Liberty Financial Companies, Inc.; and
                                             Senior Vice President and General Counsel, Liberty
                                             Funds Group, LLC
-----------------------------------------------------------------------------------------------------------------------------
Robert G. Alley-- 1948               1994    Managing Director, Chief Fixed Income Officer, and      N/A
Vice President                               Senior Investment Officer, A I M Capital
                                             Management, Inc. and Vice President, A I M
                                             Advisors, Inc.
-----------------------------------------------------------------------------------------------------------------------------
Stuart W. Coco - 1955                2002    Managing Director and Director of Money Market          N/A
Vice President                               Research and Special Projects, A I M Capital
                                             Management, Inc.; and Vice President, A I M
                                             Advisors, Inc.
-----------------------------------------------------------------------------------------------------------------------------
Melville B. Cox-- 1943               1992    Vice President and Chief Compliance Officer, A I M      N/A
Vice President                               Advisors, Inc. and A I M Capital Management, Inc.;
                                             and Vice President, AIM Investment Services, Inc.
-----------------------------------------------------------------------------------------------------------------------------
Karen Dunn Kelley-- 1960             2004    Director of Cash Management, Managing Director and      N/A
Vice President                               Chief Cash Management Officer, A I M Capital
                                             Management, Inc.; Director and President, Fund
                                             Management Company; and Vice President, A I M
                                             Advisors, Inc.
-----------------------------------------------------------------------------------------------------------------------------
Sidney M. Dilgren-- 1961             2004    Vice President and Fund Treasurer, A I M Advisors,      N/A
Vice President and Treasurer                 Inc.;
                                             Formerly: Vice President, A I M Distributors, Inc.;
                                             and Senior Vice President, AIM Investment Services,
                                             Inc.
-----------------------------------------------------------------------------------------------------------------------------
Edgar M. Larsen--1940                1999    Director and Executive Vice President, A I M            N/A
Vice President                               Management Group Inc., Director and Senior Vice
                                             President, A I M Advisors, Inc.; and Director,
                                             Chairman, President, Director of Investments, Chief
                                             Executive Officer and Chief Investment Officer,
                                             A I M Capital Management, Inc.
-----------------------------------------------------------------------------------------------------------------------------

TRUSTEE OWNERSHIP OF FUND SHARES AS OF DECEMBER 31, 2003

                                                                               AGGREGATE DOLLAR RANGE OF EQUITY
                                                                                 SECURITIES IN ALL REGISTERED
                                                                               INVESTMENT COMPANIES OVERSEEN BY
                                                                                        TRUSTEE IN THE
                                   DOLLAR RANGE OF EQUITY SECURITIES                     AIM FAMILY OF
  NAME OF TRUSTEE                               PER FUND                         FUNDS--REGISTERED TRADEMARK--
---------------------------------------------------------------------------------------------------------------
Robert H. Graham      Asia Pacific Growth                 $50,001 - $100,000

                      European Growth                          Over $100,000

                      Global Aggressive Growth                 Over $100,000             Over $100,000

                      Global Growth                        $10,001 - $50,000

                      International Core Equity                Over $100,000

                      International Growth                     Over $100,000
---------------------------------------------------------------------------------------------------------------
Mark H. Williamson    European Growth                      $10,001 - $50,000
                                                                                         Over $100,000

                      Global Aggressive Growth            $50,001 - $100,000
---------------------------------------------------------------------------------------------------------------

Bob R. Baker          European Growth                           $1 - $10,000
                                                                                         Over $100,000

                      INVESCO International Core Equity         $1 - $10,000
---------------------------------------------------------------------------------------------------------------

Frank S. Bayley       European Growth                           $1 - $10,000          $50,001 - $100,000

                      Global Growth                        $10,001 - $50,000

---------------------------------------------------------------------------------------------------------------

James T. Bunch        European Growth                           $1 - $10,000             Over $100,000

                      INVESCO International Core Equity         $1 - $10,000
---------------------------------------------------------------------------------------------------------------

Bruce L. Crockett     INVESCO International Core Equity         $1 - $10,000           $10,001 - $50,000
---------------------------------------------------------------------------------------------------------------

Albert R. Dowden                                  -0-                                    Over $100,000

---------------------------------------------------------------------------------------------------------------
Edward K. Dunn, Jr.   Global Aggressive Growth             $10,001 - $50,000
                                                                                       Over $100,000(3)
                      International Growth                 $10,001 - $50,000
---------------------------------------------------------------------------------------------------------------
Jack M. Fields                                    -0-                                  Over $100,000(3)
---------------------------------------------------------------------------------------------------------------
Carl Frischling       Global Growth                        $10,001 - $50,000           Over $100,000(3)
---------------------------------------------------------------------------------------------------------------

-------------------
3 Includes the total amount of compensation deferred by the trustee at his or her election pursuant to a deferred compensation plan. Such deferred compensation is placed in a deferral account and deemed to be invested in one or more of the AIM and/or INVESCO Funds.

---------------------------------------------------------------------------------------------------------------

Gerald J. Lewis       European Growth                           $1 - $10,000          $50,001 - $100,000

                      INVESCO International Core Equity         $1 - $10,000
---------------------------------------------------------------------------------------------------------------

Prema Mathai-Davis                                 -0-                                  $1 - $10,000(3)
---------------------------------------------------------------------------------------------------------------

Lewis F. Pennock                                  -0-                                 $50,001 -- $100,000
---------------------------------------------------------------------------------------------------------------

Ruth H. Quigley                                   -0-                                    $1 - $10,000
---------------------------------------------------------------------------------------------------------------

Louis S. Sklar        International Growth                     Over $100,000           Over $100,000 (3)
---------------------------------------------------------------------------------------------------------------

Larry Soll            European Growth                           $1 - $10,000             Over $100,000

                      Global Aggressive Growth             $10,001 - $50,000

                      INVESCO International Core Equity         $1 - $10,000
---------------------------------------------------------------------------------------------------------------

-------------------
3 Includes the total amount of compensation deferred by the trustee at his or her election pursuant to a deferred compensation plan. Such deferred compensation is placed in a deferral account and deemed to be invested in one or more of the AIM and/or INVESCO Funds.

                                   APPENDIX C
                           TRUSTEE COMPENSATION TABLE

         Set forth below is information regarding compensation paid or accrued for each trustee of the Trust who was not affiliated with AIM during the year ended December 31, 2003:

                                                      ESTIMATED
                                      RETIREMENT        ANNUAL
                       AGGREGATE       BENEFITS     BENEFITS UPON       TOTAL
                      COMPENSATION      ACCRUED       RETIREMENT    COMPENSATION
                        FROM THE        BY ALL         FROM ALL     FROM ALL AIM
    TRUSTEE             TRUST(1)     AIM FUNDS(2)   AIM FUNDS (3)     FUNDS(4)
--------------------------------------------------------------------------------
Bob R. Baker(5)        $       0       $ 32,635       $ 114,131       $154,554
--------------------------------------------------------------------------------
Frank S. Bayley            7,241        131,228          90,000        159,000
--------------------------------------------------------------------------------
James T. Bunch(5)              0         20,436          90,000        138,679
--------------------------------------------------------------------------------
Bruce L. Crockett          7,289         46,000          90,000        160,000
--------------------------------------------------------------------------------
Albert R. Dowden           7,241         57,716          90,000        159,000
--------------------------------------------------------------------------------
Edward K. Dunn, Jr         7,289         94,860          90,000        160,000
--------------------------------------------------------------------------------
Jack M. Fields             7,245         28,036          90,000        159,000
--------------------------------------------------------------------------------
Carl Frischling(6)         7,289         40,447          90,000        160,000
--------------------------------------------------------------------------------
Gerald J. Lewis(5)             0         20,436          90,000        142,054
--------------------------------------------------------------------------------
Prema Mathai-Davis         7,289         33,142          90,000        160,000
--------------------------------------------------------------------------------
Lewis F. Pennock           7,289         49,610          90,000        160,000
--------------------------------------------------------------------------------
Ruth H. Quigley            7,289        126,050          90,000        160,000
--------------------------------------------------------------------------------
Louis S. Sklar             7,289         72,786          90,000        160,000
--------------------------------------------------------------------------------
Larry Soll(5)                  0         48,830         108,090        140,429
--------------------------------------------------------------------------------

(1) Amounts shown are based on the fiscal year ended October 31, 2003. The total amount of compensation deferred by all trustees of the Trust during the fiscal year ended October 31, 2003, including earnings, was $25,285.

(2) During the fiscal year ended October 31, 2003, the total amount of expenses allocated to the Trust in respect of such retirement benefits was $40,694.

(3) These amounts represent the estimated annual benefits payable by the AIM Funds and INVESCO Funds upon the trustees' retirement. These estimated benefits assume each trustee serves until his or her normal retirement date and has ten years of service.

(4) All trustees currently serve as trustees of 19 registered investment companies advised by AIM.

(5) Messrs. Baker, Bunch, Lewis and Dr. Soll were elected as trustees of the Trust on October 21, 2003 and therefore received no compensation from the Trust during fiscal year ended October 31, 2003.

(6) During the fiscal year ended October 31, 2003 the Trust paid $16,561 in legal fees to Kramer Levin Naftalis & Frankel LLP for services rendered by such firm as counsel to the independent trustees of the Trust. Mr. Frischling is a partner of such firm.

                                   APPENDIX D

                              PROXY VOTING POLICIES

THE PROXY VOTING POLICIES APPLICABLE TO INVESCO INTERNATIONAL CORE EQUITY FUND
FOLLOW:

                                 GENERAL POLICY

         INVESCO Institutional (NA), Inc. and its wholly-owned subsidiaries, and INVESCO Global Asset Management (N.A.), Inc. ("INVESCO") each has responsibility for making investment decisions that are in the best interest of its clients. As part of the investment management services it provides to clients, INVESCO may be authorized by clients to vote proxies appurtenant to the shares for which the clients are beneficial owners.

         As a fiduciary, INVESCO believes that it has a duty to manage clients' assets solely in the best interest of the clients and that the ability to vote proxies is a client asset. Accordingly, INVESCO has a duty to vote proxies in a manner in which it believes will add value to the client's investment.

         INVESCO is regulated by various state and federal laws, such as the Investment Advisers Act of 1940, the Investment Company Act of 1940, and the Employee Retirement Income Security Act of 1974 ("ERISA"). Because there may be different proxy voting standards for ERISA and non-ERISA clients, INVESCO's policy is to apply the proxy voting policies and procedures described herein to all of its clients. Any discussion herein which refers to an ERISA or non-ERISA situation is used for reference only.

         INVESCO may amend its proxy policies and procedures from time to time without prior notice to its clients.

BACKGROUND

         ERISA fiduciary standards relating to proxy voting have not been interpreted until more recent times.

         Due to the large number of mergers and acquisitions in the 1980s and the growing importance of institutional investors in the equity markets, the Department of Labor ("DOL"), which enforces fiduciary standards for ERISA plan sponsors and managers, took the position that the right to vote shares of stock owned by a pension plan is, in itself, an asset of the plan. Thus, the "Wall Street Rule" of "vote with management (or abstain from voting) or sell the stock" was under scrutiny.

         In 1988, the DOL stated, in the "Avon Letter", that the fiduciary act of managing plan assets that are shares of corporate stock includes the voting of proxies appurtenant to those shares of stock. Accordingly, where the authority to manage plan assets has been delegated to an investment manager pursuant to ERISA, no person other than the investment manager has authority to vote proxies appurtenant to such plan assets, except to the extent the named fiduciary has reserved to itself the right to direct a plan trustee regarding the voting of proxies.

         In 1990, in the "Monks Letter", the DOL stated that an ERISA violation would occur if the investment manager is explicitly or implicitly assigned the authority to vote proxies appurtenant to certain plan-owned stock and the named fiduciary, trustee or any person other than the investment manager makes the decision on how to vote the same proxies. Thus, according to the DOL, if the investment management contract expressly provides that the investment manager is not required to vote proxies, but does not expressly preclude the investment manager from voting the relevant proxies, the investment manager would have the exclusive fiduciary responsibility for voting the proxies. In contrast, the DOL pointed out that if either the plan document or the investment management contract expressly precludes the investment manager from voting proxies, the responsibility for voting proxies lies exclusively with the trustee.

         In 1994, in its Interpretive Bulletin 94-2 ("94-2"), the DOL reiterated and supplemented the Avon and Monks Letters. In addition, 94-2 extended the principles put forth in the Avon and Monks Letters to voting of proxies on shares of foreign corporations. However, the DOL recognized that the cost of exercising a vote on a particular proxy proposal could exceed any benefit that the plan could expect to gain in voting on the proposal. Therefore, the plan fiduciary had to weigh the costs and benefits of voting on proxy proposals relating to foreign securities and make an informed decision with respect to whether voting a given proxy proposal is prudent and solely in the interest of the plan's participants and beneficiaries.

         In January 2003, the Securities and Exchange Commission ("SEC") adopted regulations regarding Proxy Voting by investment advisers (SEC Release No. IA-2106). These regulations required investment advisers to (1) adopt written proxy voting policies and procedures which describe how the adviser addresses material conflicts between its interests and those of its clients with respect to proxy voting and which also addresses how the adviser resolves those conflicts in the bet interest of clients; (2) disclose to clients how they can obtain information from the adviser on how the adviser voted the proxies; and
(3) describe to clients its proxy voting policies and procedure to clients and, upon request, furnish a copy of them to clients.

PROXY VOTING POLICY

         Consistent with the fiduciary standards discussed above, INVESCO will vote proxies unless either the named fiduciary (e.g., the plan sponsor) retains in writing the right to direct the plan trustee or a third party to vote proxies or INVESCO determines that any benefit the client might gain from voting a proxy would be outweighed by the costs associated therewith (i.e., foreign proxies). In voting such proxies, INVESCO will act prudently, taking into consideration those factors that may affect the value of the security and will vote such proxies in a manner in which, in its opinion, is in the best interests of clients.

PROXY COMMITTEE

         The INVESCO Proxy Committee will establish guidelines and procedures for voting proxies and will periodically review records on how proxies were voted.

         The Proxy Committee will consist of certain of INVESCO's equity investment professionals and non-equity investment professionals.

PROXY MANAGER

         The Proxy Committee will appoint a Proxy Manager and/or hire a third-party Proxy Agent to analyze proxies, act as a liaison to the Proxy Committee and manage the proxy voting process, which process includes the voting of proxies and the maintenance of appropriate records.

         The Proxy Manager will exercise discretion to vote proxies within the guidelines established by the Proxy Committee. The Proxy Manager will consult with the Proxy Committee in determining how to vote proxies for issues not specifically covered by the proxy voting guidelines adopted by the Proxy Committee or in situations where the Proxy Manager or members of the Committee determine that consultation is prudent.

CONFLICTS OF INTEREST

         In effecting our policy of voting proxies in the best interests of our clients, there may be occasions where the voting of such proxies may present an actual or perceived conflict of interest between INVESCO, as the investment manager, and clients.

         Some of these potential conflicts of interest situations include, but are not limited to, (1) where INVESCO (or an affiliate) manage assets, administer employee benefit plans, or provides other financial services or products to companies whose management is soliciting proxies and failure to vote proxies in favor of the management of such a company may harm our (or an affiliate's) relationship with the company; (2) where INVESCO (or an affiliate) may have a business relationship, not with the company, but with a proponent of a proxy proposal and where INVESCO (or an affiliate) may manage assets for the proponent; or (3) where INVESCO (or an affiliate) or any member of the Proxy Committee may have personal or business relationships with participants in proxy contests, corporate directors or candidates for corporate directorships, or where INVESCO (or an affiliate) or any member of the Proxy Committee may have a personal interest in the outcome of a particular matter before shareholders.

         In order to avoid even the appearance of impropriety, in the event that INVESCO (or an affiliate) manages assets for a company, its pension plan, or related entity or where any member of the Proxy Committee has a personal conflict of interest, and where we have invested clients' funds in that company's shares, the Proxy Committee will not take into consideration this relationship and will vote proxies in that company solely in the best interest of all of our clients.

         In addition, members of the Proxy Committee must notify INVESCO's Chief Compliance Officer, with impunity and without fear of retribution or retaliation, of any direct, indirect or perceived improper influence made by anyone within INVESCO or by an affiliated company's representatives with regard to how INVESCO should vote proxies. The Chief Compliance Officer will investigate the allegations and will report his or her findings the INVESCO Management Committee. In the event that it is determined that improper influence was made, the Management Committee will determine the appropriate action to take which may include, but is not limited to, (1) notifying the affiliated company's Chief Executive Officer, its Management Committee or Board of Directors, (2) taking remedial action, if necessary, to correct the result of any improper influence where the clients have been harmed, or (3) notifying the appropriate regulatory agencies of the improper influence and to fully cooperate with these regulatory agencies as required. In all cases, the Proxy Committee shall not take into consideration the improper influence in determining how to vote proxies and will vote proxies solely in the best interest of clients.

         Furthermore, members of the Proxy Committee must advise INVESCO's Chief Compliance Officer and fellow Committee members of any actual or potential conflicts of interest he or she may have with regard to how proxies are to be voted regarding certain companies (e.g., personal security ownership in a company, or personal or business relationships with participants in proxy contests, corporate directors or candidates for corporate directorships). After reviewing such conflict, upon advice from the Chief Compliance Officer, the Committee may require such Committee member to recuse himself or herself from participating in the discussions regarding the proxy vote item and from casting a vote regarding how INVESCO should vote such proxy.

PROXY VOTING PROCEDURES

The Proxy Manager will:

         -        Vote proxies;

         - Take reasonable steps to reconcile proxies received by INVESCO and/or a third-party Proxy Agent who administers the vote with shares held in the accounts;

         - Document the vote and rationale for each proxy voted (routine matters are considered to be documented if a proxy is voted in accordance with the Proxy Voting Guidelines established by the Proxy Committee);

         - If requested, provide to clients a report of the proxies voted on their behalf.

PROXY VOTING GUIDELINES

The Proxy Committee has adopted the following guidelines in voting proxies:

I.       CORPORATE GOVERNANCE

         INVESCO will evaluate each proposal separately. However, INVESCO will generally vote FOR a management sponsored proposal unless it believes that adoption of the proposal may have a negative impact on the economic interests of shareholders.

         INVESCO will generally vote FOR

                  -        Annual election of directors

                  -        Appointment of auditors

                  - Indemnification of management or directors or both against negligent or unreasonable action

                  -        Confidentiality of voting

                  -        Equal access to proxy statements

                  -        Cumulative voting

                  -        Declassification of Boards

                  -        Majority of Independent Directors

         INVESCO will generally vote AGAINST

                  - Removal of directors from office only for cause or by a supermajority vote

                  -        "Sweeteners" to attract support for proposals

                  -        Unequal voting rights proposals ("superstock")

                  -        Staggered or classified election of directors

                  - Limitation of shareholder rights to remove directors, amend by-laws, call special meetings, nominate directors, or other actions to limit or abolish shareholder rights to act independently such as acting by written consent

                  - Proposals to vote unmarked proxies in favor of management

                  -        Proposals to eliminate existing pre-emptive rights

II.      TAKEOVER DEFENSE AND RELATED ACTIONS

         INVESCO will evaluate each proposal separately. Generally, INVESCO will vote FOR a management sponsored anti-takeover proposal which (1) enhances management's bargaining position and (2) when combined with other anti-takeover provisions, including state takeover laws, does not discourage serious offers. INVESCO believes that generally four or more anti-takeover measures, which can only be repealed by a super-majority vote, are considered sufficient to discourage serious offers and therefore should be voted AGAINST.

         INVESCO will generally vote FOR

                  -        Fair price provisions

                  - Certain increases in authorized shares and/or creation of new classes of common or preferred stock

                  -        Proposals to eliminate greenmail provisions

                  -        Proposals to eliminate poison pill provisions

                  - Proposals to re-evaluate or eliminate in-place "shark repellents"

         INVESCO will generally vote AGAINST

                  - Proposals authorizing the company's board of directors to adopt, amend or repeal by-laws without shareholders' approval

                  - Proposals authorizing the company's management or board of directors to buy back shares at premium prices without shareholders' approval

III.     COMPENSATION PLANS

         INVESCO will evaluate each proposal separately. INVESCO believes that in order for companies to recruit, promote and retain competent personnel, companies must provide appropriate and competitive compensation plans. INVESCO will generally vote FOR management sponsored compensation plans, which are reasonable, industry competitive and not unduly burdensome to the company in order for the company to recruit, promote and retain competent personnel.

         INVESCO will generally vote FOR

                  - Stock option plans and/or stock appreciation right plans

                  - Profit incentive plans provided the option is priced at 100% fair market value

                  - Extension of stock option grants to non-employee directors in lieu of their cash compensation provided the option is priced at or about the then fair market value

                  -        Profit sharing, thrift or similar savings plans

         INVESCO will generally vote AGAINST

                  - Stock option plans that permit issuance of loans to management or selected employees with authority to sell stock purchased by the loan without immediate repayment, or that are overly generous (below market price or with appreciation rights paying the difference between option price and the stock, or permit pyramiding or the directors to lower the purchase price of outstanding options without a simultaneous and proportionate reduction in the number of shares available)

                  - Incentive plans which become effective in the event of hostile takeovers or mergers (golden and tin parachutes)

                  - Proposals creating an unusually favorable compensation structure in advance of a sale of the company

                  - Proposals that fail to link executive compensation to management performance

                  - Acceleration of stock options/awards if the majority of the board of directors changes within a two year period

                  - Grant of stock options to non-employee directors in lieu of their cash compensation at a price below 100% fair market value

                  - Adoption of a stock purchase plan at less than 85% of fair market value

IV.      CAPITAL STRUCTURE, CLASSES OF STOCK AND RECAPITALIZATION

         INVESCO will evaluate each proposal separately. INVESCO recognizes that from time to time companies must reorganize their capital structure in order to avail themselves of access to the capital markets and in order to restructure their financial position in order to raise capital and to be better capitalized. Generally, INVESCO will vote FOR such management sponsored reorganization proposals if such proposals will help the company gain better access to the capital markets and to attain a better financial position. INVESCO will generally vote AGAINST such proposals that appear to entrench management and do not provide shareholders with economic value.

         INVESCO will generally vote FOR

                  - Proposals to reincorporate or reorganize into a holding company

                  - Authorization of additional common or preferred shares to accommodate a stock split or other business purposes not related to anti-takeover measures as long as the increase is not excessive and a valid need has been proven

         INVESCO will generally vote AGAINST

                  - Proposals designed to discourage mergers and acquisitions in advance

                  - Proposals to change state of incorporation to a state less favorable to shareholders' interests

                  - Reincorporating in another state to implement anti-takeover measures

V.       SOCIAL RESPONSIBILITY

         INVESCO will evaluate each proposal separately. INVESCO believes that a corporation, if it is in a solid financial position and can afford to do so, has an obligation to return certain largesse to the communities in which it operates. INVESCO believes that the primary mission of a company is to be profitable. However, where a company has proven that it is able to sustain a level of profitability and the market price of the company's shares reflect an appropriate economic value for such shares, INVESCO will generally vote FOR certain social responsibility initiatives. INVESCO will generally vote AGAINST proposed social responsibility initiatives if it believes that the company already has adequate policies and procedures in place and it should focus its efforts on enhancing shareholder value where the assets and resources involved could be put to better use in obtaining profits.

         INVESCO will generally vote FOR

                  -        International Labor Organization Principles

                  - Resolutions seeking Basic Labor Protections and Equal Employment Opportunity

                  -        Expanding EEO/Social Responsibility Reporting

                                 RECORD KEEPING

         The Proxy Manager will take necessary steps to retain proxy voting records for the period of time as required by regulations.

                                   APPENDIX E

               CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

         To the best knowledge of the Trust, the names and addresses of the record and beneficial holders of 5% or more of the outstanding shares of each class of the Trust's equity securities and the percentage of the outstanding shares held by such holders are set forth below. Unless otherwise indicated below, the Trust has no knowledge as to whether all or any portion of the shares owned of record are also owned beneficially.

         A shareholder who owns beneficially 25% or more of the outstanding securities of a Fund is presumed to "control" that Fund as defined in the 1940 Act. Such control may affect the voting rights of other shareholders.

All information listed below is as of February 3, 2004.

AIM ASIA PACIFIC GROWTH FUND

                                              CLASS A SHARES            CLASS B SHARES             CLASS C SHARES
-------------------------------------------------------------------------------------------------------------------
                                             PERCENTAGE OWNED          PERCENTAGE OWNED           PERCENTAGE OWNED
          NAME AND ADDRESS OF                       OF                        OF                         OF
           PRINCIPAL HOLDER                       RECORD                    RECORD                     RECORD
-------------------------------------------------------------------------------------------------------------------
Citigroup Global Markets House Account
Attn: Cindy Tempesta, 7th Floor                   6.21%                      6.76%                     5.67%
333 West 34th Street
New York, NY 10001-2402
-------------------------------------------------------------------------------------------------------------------
Merrill Lynch Pierce Fenner & Smith
FBO The Sole Benefit of Customers
Attn: Fund Administration                          -0-                        -0-                      15.05%
4800 Deer Lake Dr East 2nd Floor
Jacksonville FL, 32246
-------------------------------------------------------------------------------------------------------------------

AIM EUROPEAN GROWTH FUND

                                      CLASS A              CLASS B             CLASS C            CLASS R            INVESTOR CLASS
                                      SHARES               SHARES              SHARES             SHARES                 SHARES
-----------------------------------------------------------------------------------------------------------------------------------
NAME AND                             PERCENTAGE           PERCENTAGE          PERCENTAGE         PERCENTAGE            PERCENTAGE
ADDRESS OF                            OWNED OF             OWNED OF            OWNED OF           OWNED OF              OWNED OF
PRINCIPAL HOLDER                       RECORD               RECORD              RECORD             RECORD                RECORD
-----------------------------------------------------------------------------------------------------------------------------------
AMVESCAP Natl TR CO FBO
Equator Technologies, Inc.
401 (K) Retirement Plan                  -0-                 -0-                  -0-              31.93%                  -0-
P. O. Box 105779 Atlanta
GA 30348-5779
-----------------------------------------------------------------------------------------------------------------------------------
Charles Schwab & Co. Inc.
Special Custody FBO
Customers (SIM)
Attn: Mutual Funds                       -0-                 -0-                  -0-                -0-                 35.18%
101 Montgomery St.,
San Francisco, CA
94104-4122
-----------------------------------------------------------------------------------------------------------------------------------
Citigroup Global Markets
House Account
Attn: Cindy Tempesta 7th Floor          9.70%               8.74%                8.06%               -0-                   -0-
333 West 34th Street
New York NY 10001-2402
-----------------------------------------------------------------------------------------------------------------------------------

                                      CLASS A              CLASS B             CLASS C            CLASS R            INVESTOR CLASS
                                      SHARES               SHARES              SHARES             SHARES                 SHARES
-----------------------------------------------------------------------------------------------------------------------------------
NAME AND                             PERCENTAGE           PERCENTAGE          PERCENTAGE         PERCENTAGE            PERCENTAGE
ADDRESS OF                            OWNED OF             OWNED OF            OWNED OF           OWNED OF              OWNED OF
PRINCIPAL HOLDER                       RECORD               RECORD              RECORD             RECORD                RECORD
-----------------------------------------------------------------------------------------------------------------------------------
Merrill Lynch Pierce
Fenner & Smith
FBO the Sole Benefit of
Customers
Attn: Fund Administration               7.58%               5.89%               18.47%               -0-                   -0-
4800 Deer Lake Dr. East
2nd Floor
Jacksonville, FL
32246-6484
-----------------------------------------------------------------------------------------------------------------------------------
Nat'l Financial Services Corp
The Exclusive Benefit of Cust.
One World Financial Center               -0-                 -0-                  -0-                -0-                  7.09%
200 Liberty St. 5th Floor
Attn: Kate - Recon
New York, NY 10281-5503
-----------------------------------------------------------------------------------------------------------------------------------
NFSC FEBO
Western Management Inc. PSP
J Turk & M. Morse TTEES
V/A 12-23-81                             -0-                 -0-                  -0-               8.09%                  -0-
1301 E.9th St. Ste. 3330
Cleveland, OH 44114-1817
-----------------------------------------------------------------------------------------------------------------------------------

                                      CLASS A              CLASS B             CLASS C            CLASS R            INVESTOR CLASS
                                      SHARES               SHARES              SHARES             SHARES                 SHARES
-----------------------------------------------------------------------------------------------------------------------------------
NAME AND                             PERCENTAGE           PERCENTAGE          PERCENTAGE         PERCENTAGE            PERCENTAGE
ADDRESS OF                            OWNED OF             OWNED OF            OWNED OF           OWNED OF              OWNED OF
PRINCIPAL HOLDER                       RECORD               RECORD              RECORD             RECORD                RECORD
-----------------------------------------------------------------------------------------------------------------------------------
Reliance Trust Company
Custodian FBO
Morley Incentives                        -0-                 -0-                  -0-              32.42%                  -0-
401(k) Profit Sharing Plan & Trust
P.O. Box 48529 Atlanta,
GA 30362-1529
-----------------------------------------------------------------------------------------------------------------------------------

AIM GLOBAL AGGRESSIVE GROWTH FUND

------------------------------------------------------------------------------------------------------------------
                                              CLASS A SHARES            CLASS B SHARES             CLASS C SHARES
------------------------------------------------------------------------------------------------------------------
                                             PERCENTAGE OWNED          PERCENTAGE OWNED           PERCENTAGE OWNED
           NAME AND ADDRESS OF                      OF                        OF                         OF
            PRINCIPAL HOLDER                      RECORD                    RECORD                     RECORD
------------------------------------------------------------------------------------------------------------------
Citigroup Global Markets House Account
Attn: Cindy Tempesta 7th Floor                    6.26%                      8.23%                     7.81%
333 West 34th Street
New York NY 10001-2402
------------------------------------------------------------------------------------------------------------------
Merrill Lynch Pierce Fenner & Smith
FBO The Sole Benefit of Customers
Attn: Fund Administration                         8.96%                     11.70%                    18.50%
4800 Deer Lake Dr East 2nd Floor
Jacksonville FL 32246
------------------------------------------------------------------------------------------------------------------

AIM GLOBAL GROWTH FUND

------------------------------------------------------------------------------------------------------------------
                                              CLASS A SHARES            CLASS B SHARES             CLASS C SHARES
------------------------------------------------------------------------------------------------------------------
                                             PERCENTAGE OWNED          PERCENTAGE OWNED           PERCENTAGE OWNED
          NAME AND ADDRESS OF                       OF                        OF                         OF
            PRINCIPAL HOLDER                      RECORD                    RECORD                     RECORD
------------------------------------------------------------------------------------------------------------------
Citigroup Global Markets House Account
Attn: Cindy Tempesta 7th Floor                    7.69%                      6.58%                     5.13%
333 West 34th Street
New York NY 10001-2402
------------------------------------------------------------------------------------------------------------------
Deloitte & Touche 401K Plan
Chase Manhattan Bank TTEE
Attn: Angela Ma                                   7.96%                       -0-                       -0-
3 Metrotech Center, 6th Floor
Brooklyn NY 11245-0001
------------------------------------------------------------------------------------------------------------------
Merrill Lynch Pierce Fenner & Smith
FBO The Sole Benefit of Customers
Attn: Fund Administration                         5.52%                     9.26%                     19.94%
4800 Deer Lake Dr East 2nd Floor
Jacksonville FL 32246
------------------------------------------------------------------------------------------------------------------

AIM INTERNATIONAL GROWTH FUND

                                      CLASS A              CLASS B             CLASS C            CLASS R            INSTITUTIONAL
                                      SHARES               SHARES              SHARES             SHARES              CLASS SHARES
-----------------------------------------------------------------------------------------------------------------------------------
                                     PERCENTAGE           PERCENTAGE          PERCENTAGE         PERCENTAGE            PERCENTAGE
     NAME AND ADDRESS OF              OWNED OF             OWNED OF            OWNED OF           OWNED OF              OWNED OF
      PRINCIPAL HOLDER                 RECORD               RECORD              RECORD             RECORD                RECORD
-----------------------------------------------------------------------------------------------------------------------------------
AMVESCAP National Trust Co. FBO
West Boylston Insurance
Agency, Inc. 401(k) Plan                 -0-                  -0-                 -0-              20.89%                  -0-
P. O. Box 105779 Atlanta
GA 30348-5779
-----------------------------------------------------------------------------------------------------------------------------------

                                      CLASS A              CLASS B             CLASS C            CLASS R            INSTITUTIONAL
                                      SHARES               SHARES              SHARES             SHARES              CLASS SHARES
-----------------------------------------------------------------------------------------------------------------------------------
                                     PERCENTAGE           PERCENTAGE          PERCENTAGE         PERCENTAGE            PERCENTAGE
     NAME AND ADDRESS OF              OWNED OF             OWNED OF            OWNED OF           OWNED OF              OWNED OF
      PRINCIPAL HOLDER                 RECORD               RECORD              RECORD             RECORD                RECORD
-----------------------------------------------------------------------------------------------------------------------------------
Citigroup Global Markets House
Account
Attn: Cindy Tempesta 7th Floor           -0-                 8.07%                -0-                -0-                   -0-
333 West 34th Street
New York NY 10001-2402
-----------------------------------------------------------------------------------------------------------------------------------
First Command Bank Trust
Attn: Trust Department
P. O. Box 901075                         -0-                  -0-                 -0-                -0-                  99.32%
Fort Worth TX 76101-2075
-----------------------------------------------------------------------------------------------------------------------------------
MCB Trust Services Cust.
FBO Westor, Inc.
700 17th Street, Suite 300               -0-                  -0-                 -0-              15.80%                  -0-
Denver, CO 80202-3531
-----------------------------------------------------------------------------------------------------------------------------------
Merrill Lynch Pierce Fenner &          30.82%               22.15%              44.13%             10.03%                  -0-
Smith
FBO the Sole Benefit of Customers
Attn: Fund Administration
4800 Deer Lake Dr. East 2nd Floor
Jacksonville FL 32246-6484
-----------------------------------------------------------------------------------------------------------------------------------

INVESCO INTERNATIONAL CORE EQUITY FUND

------------------------------------------------------------------------------------------------------------------------------------
                                       CLASS A        CLASS B        CLASS C         CLASS R           INVESTOR       INSTITUTIONAL*
                                       SHARES          SHARES         SHARES          SHARES         CLASS SHARES      CLASS SHARES
------------------------------------------------------------------------------------------------------------------------------------
                                     PERCENTAGE      PERCENTAGE     PERCENTAGE      PERCENTAGE        PERCENTAGE         PERCENTAGE
     NAME AND ADDRESS OF              OWNED OF        OWNED OF       OWNED OF        OWNED OF          OWNED OF           OWNED OF
       PRINCIPAL HOLDER                RECORD          RECORD         RECORD          RECORD            RECORD             RECORD
------------------------------------------------------------------------------------------------------------------------------------
Airbrush Images Inc. 401(k) Plan
Daniel E. Henrichs Trustee               -0-             -0-           -0-             7.59%              -0-               N/A
850 N FM 3083
Conroe, TX 77303-1850
-----------------------------------------------------------------------------------------------------------------------------------
AMVESCAP National Trust
Company FBO Equator
Technologies, Inc.
401(k) Retirement Plan                   -0-             -0-           -0-             6.71%              -0-               N/A
PO Box 105779
Atlanta, GA 30348-5779
-----------------------------------------------------------------------------------------------------------------------------------
A Taghi Partners Safe Harbor 401(k)
Ali Tachizadeh or Houshang
Techizadeh Trustees                      -0-             -0-           -0-             7.01%              -0-               N/A
Ominbus Account
5116 Westheimer
Houston, TX 77056-5506
-----------------------------------------------------------------------------------------------------------------------------------
Charles Schwab & Co. Inc.
Special Custody Acct for the
Exclusive Benefit of Customers          5.94%            -0-           -0-              -0-             14.49%              N/A
Attn: Mutual Funds
101 Montgomery St.
San Francisco, CA 94104-4122
-----------------------------------------------------------------------------------------------------------------------------------

  --------------------

  * Institutional Class shares commenced operations on April 30, 2004.

------------------------------------------------------------------------------------------------------------------------------------
                                       CLASS A        CLASS B        CLASS C         CLASS R           INVESTOR       INSTITUTIONAL*
                                       SHARES          SHARES         SHARES          SHARES         CLASS SHARES      CLASS SHARES
------------------------------------------------------------------------------------------------------------------------------------
                                     PERCENTAGE      PERCENTAGE     PERCENTAGE      PERCENTAGE        PERCENTAGE         PERCENTAGE
     NAME AND ADDRESS OF              OWNED OF        OWNED OF       OWNED OF        OWNED OF          OWNED OF           OWNED OF
       PRINCIPAL HOLDER                RECORD          RECORD         RECORD          RECORD            RECORD             RECORD
------------------------------------------------------------------------------------------------------------------------------------
Merrill Lynch Pierce Fenner & Smith
FBO the Sole Benefit of Customers
Attn: Fund Administration               11.58%           9.25%         47.13%            -0-               -0-               N/A
4800 Deer Lake Dr. East 2nd Floor
Jacksonville FL 32246-6484
-----------------------------------------------------------------------------------------------------------------------------------
Muir & Co
Attn: Mutual Fund Area T-8
P.O. Box 2479                            -0-             -0-           -0-              -0-             19.40%              N/A
San Antonio, TX 78298-2479
-----------------------------------------------------------------------------------------------------------------------------------
Reliance Trust Company Cust FBO
William J. Kamm and Sons Inc.
401K Plan                                -0-             -0-           -0-             9.22%              -0-               N/A
PO Box 48529
Atlanta, GA 30362-1529
-----------------------------------------------------------------------------------------------------------------------------------
RR-USA Inc. 401K
Carlo Pecorari Trustee
Omnibus Account                          -0-             -0-           -0-             6.17%              -0-               N/A
8 Creek Parkway
Boothwyn, PA 19061-3132
-----------------------------------------------------------------------------------------------------------------------------------
Sheikh Rahman Trustee FBO
SAR Engineering Inc. 401K Plan           -0-             -0-           -0-             7.14%              -0-               N/A
10 Granite Street
Quincy, MA 02169-5021
-----------------------------------------------------------------------------------------------------------------------------------

         * Institutional Class shares commenced operations on April 30, 2004.

MANAGEMENT OWNERSHIP

         As of February 3, 2004, the trustees and officers as a group owned less than 1% of the shares outstanding of each class of each Fund.

                                   APPENDIX F
                               PENDING LITIGATION

                  The following civil lawsuits, including purported class action and shareholder derivative suits, involving one or more AIM or INVESCO Funds, AMVESCAP PLC ("AMVESCAP"), A I M Advisors, Inc. ("AIM") or INVESCO Funds Group, Inc. ("INVESCO") and certain related parties either have been served or have had service of process waived as of April 27, 2004.

         MIKE SAYEGH, ON BEHALF OF THE GENERAL PUBLIC, V. JANUS CAPITAL CORPORATION, JANUS CAPITAL MANAGEMENT LLC, JANUS INVESTMENT FUND, EDWARD J. STERN, CANARY CAPITAL PARTNERS LLC, CANARY INVESTMENT MANAGEMENT LLC, CANARY CAPITAL PARTNERS LTD., KAPLAN & CO. SECURITIES INC., BANK ONE CORPORATION, BANC ONE INVESTMENT ADVISORS, THE ONE GROUP MUTUAL FUNDS, BANK OF AMERICA CORPORATION, BANC OF AMERICA CAPITAL MANAGEMENT LLC, BANC OF AMERICA ADVISORS LLC, NATIONS FUND INC., ROBERT
         H. GORDON, THEODORE H. SIHPOL III, CHARLES D. BRYCELAND, SECURITY TRUST COMPANY, STRONG CAPITAL MANAGEMENT INC., JB OXFORD & COMPANY, ALLIANCE CAPITAL MANAGEMENT HOLDING L.P., ALLIANCE CAPITAL MANAGEMENT L.P., ALLIANCE CAPITAL MANAGEMENT CORPORATION, AXA FINANCIAL INC., ALLIANCEBERNSTEIN REGISTRANTS, GERALD MALONE, CHARLES SCHAFFRAN, MARSH & MCLENNAN COMPANIES, INC., PUTNAM INVESTMENTS TRUST, PUTNAM INVESTMENT MANAGEMENT LLC, PUTNAM INVESTMENT FUNDS, AND DOES 1-500, in the Superior Court of the State of California, County of Los Angeles (Case No. BC304655), filed on October 22, 2003 and amended on December 17, 2003 to substitute INVESCO Funds Group, Inc. and Raymond R. Cunningham for unnamed Doe defendants. This claim alleges unfair business practices and violations of Sections 17200 and 17203 of the California Business and Professions Code. The plaintiff in this case is seeking: injunctive relief; restitution, including pre-judgment interest; an accounting to determine the amount to be returned by the defendants and the amount to be refunded to the public; the creation of an administrative process whereby injured customers of the defendants receive their losses; and counsel fees.

         RAJ SANYAL, DERIVATIVELY ON BEHALF OF NATIONS INTERNATIONAL EQUITY FUND, V. WILLIAM P. CARMICHAEL, WILLIAM H. GRIGG, THOMAS F. KELLER, CARL E. MUNDY, JR., CORNELIUS J. PINGS, A. MAX WALKER, CHARLES B. WALKER, EDMUND L. BENSON, III, ROBERT H. GORDON, JAMES B. SOMMERS, THOMAS S. WORD, JR., EDWARD D. BEDARD, GERALD MURPHY, ROBERT B. CARROLL, INVESCO GLOBAL ASSET MANAGEMENT, PUTNAM INVESTMENT MANAGEMENT, BANK OF AMERICA CORPORATION, MARSICO

         CAPITAL MANAGEMENT, LLC, BANC OF AMERICA ADVISORS, LLC, BANC OF AMERICA CAPITAL MANAGEMENT, LLC, AND NATIONS FUNDS TRUST, in the Superior Court Division, State of North Carolina (Civil Action No. 03-CVS-19622), filed on November 14, 2003. This claim alleges common law breach of fiduciary duty; abuse of control; gross mismanagement; waste of fund assets; and unjust enrichment. The plaintiff in this case is seeking: injunctive relief, including imposition of a constructive trust; damages; restitution and disgorgement; and costs and expenses, including counsel fees and expert fees.

         L. SCOTT KARLIN, DERIVATIVELY ON BEHALF OF INVESCO FUNDS GROUP, INC. V. AMVESCAP, PLC, INVESCO, INC., CANARY CAPITAL PARTNERS, LLC, CANARY INVESTMENT MANAGEMENT, LLC, AND CANARY CAPITAL PARTNERS, LTD., in the United States District Court, District of Colorado (Civil Action No. 03-MK-2406), filed on November 28, 2003. This claim alleges violations of Section 36(b) of the Investment Company Act of 1940, as amended ("Investment Company Act"), and common law breach of fiduciary duty. The plaintiff in this case is seeking damages and costs and expenses, including counsel fees and expert fees.

         RICHARD RAVER, INDIVIDUALLY AND ON BEHALF OF ALL OTHERS SIMILARLY SITUATED, V. INVESCO FUNDS GROUP, INC., INVESCO STOCK FUNDS, INC, AIM MANAGEMENT GROUP, INC., AIM STOCK FUNDS, AIM STOCK FUNDS, INC., AMVESCAP PLC, INVESCO ADVANTAGE HEALTH SCIENCES FUND, INVESCO CORE EQUITY FUND, INVESCO DYNAMICS FUND, INVESCO ENERGY FUND, INVESCO FINANCIAL SERVICES FUND, INVESCO GOLD & PRECIOUS METALS FUND, INVESCO HEALTH SCIENCES FUND, INVESCO INTERNATIONAL CORE EQUITY FUND, INVESCO LEISURE FUND, INVESCO MID-CAP GROWTH FUND, INVESCO MULTI-SECTOR FUND, INVESCO S&P 500 INDEX FUND, INVESCO SMALL COMPANY GROWTH FUND, INVESCO TECHNOLOGY FUND, INVESCO TOTAL RETURN FUND, INVESCO UTILITIES FUND, INVESCO ADVANTAGE FUND, INVESCO BALANCED FUND, INVESCO EUROPEAN FUND, INVESCO GROWTH FUND, INVESCO HIGH YIELD FUND, INVESCO GROWTH & INCOME FUND, INVESCO INTERNATIONAL BLUE CHIP VALUE FUND, INVESCO REAL ESTATE OPPORTUNITY FUND, INVESCO SELECT FUND, INVESCO TAX-FREE BOND FUND, INVESCO TELECOMMUNICATIONS FUND, INVESCO U.S. GOVERNMENT SECURITIES FUND, INVESCO VALUE FUND, EDWARD J. STERN, CANARY INVESTMENT MANAGEMENT, LLC, CANARY CAPITAL PARTNERS, LTD., CANARY CAPITAL PARTNERS, LLC, AND DOES 1-100, in the United States District Court, District of Colorado (Civil Action No. 03-F-2441), filed on December 2, 2003. This claim alleges violations of: Sections 11 and 15 of the Securities Act; Sections 10(b) and 20(a) of the Securities Exchange Act; Rule 10b-5 under the Exchange Act; and Sections 34(b), 36(a) and 36(b) of the Investment Company

         Act The claim also alleges common law breach of fiduciary duty. The plaintiffs in this case are seeking: damages; pre-judgment and post-judgment interest; counsel fees and expert fees; and other relief.

         JERRY FATTAH, CUSTODIAN FOR BASIM FATTAH, INDIVIDUALLY AND ON BEHALF OF ALL OTHERS SIMILARLY SITUATED, V. INVESCO ADVANTAGE HEALTH SCIENCES FUND, INVESCO CORE EQUITY FUND, INVESCO DYNAMICS FUND, INVESCO ENERGY FUND, INVESCO FINANCIAL SERVICES FUND, INVESCO GOLD & PRECIOUS METALS FUND, INVESCO HEALTH SCIENCES FUND, INVESCO INTERNATIONAL CORE EQUITY FUND (FORMERLY KNOWN AS INTERNATIONAL BLUE CHIP VALUE FUND), INVESCO LEISURE FUND, INVESCO MID-CAP GROWTH FUND, INVESCO MULTI-SECTOR FUND, AIM INVESCO S&P 500 INDEX FUND, INVESCO SMALL COMPANY GROWTH FUND, INVESCO TECHNOLOGY FUND, INVESCO TOTAL RETURN FUND, INVESCO UTILITIES FUND, AIM MONEY MARKET FUND, AIM INVESCO TAX-FREE MONEY FUND, AIM INVESCO TREASURER'S MONEY MARKET RESERVE FUND, AIM INVESCO TREASURER'S TAX-EXEMPT RESERVE FUND, AIM INVESCO U.S. GOVERNMENT MONEY FUND, INVESCO ADVANTAGE FUND, INVESCO BALANCED FUND, INVESCO EUROPEAN FUND, INVESCO GROWTH FUND, INVESCO HIGH YIELD FUND, INVESCO GROWTH & INCOME FUND, INVESCO REAL ESTATE OPPORTUNITY FUND, INVESCO SELECT INCOME FUND, INVESCO TAX-FREE BOND FUND, INVESCO TELECOMMUNICATIONS FUND, INVESCO U.S. GOVERNMENT SECURITIES FUND, INVESCO VALUE FUND, INVESCO, INVESCO LATIN AMERICAN GROWTH FUND (COLLECTIVELY KNOWN AS THE "INVESCO FUNDS"), AIM STOCK FUNDS, AIM COUNSELOR SERIES TRUST, AIM SECTOR FUNDS INC., AIM BOND FUNDS INC., AIM COMBINATION STOCK AND BOND FUNDS INC., AIM MONEY MARKET FUNDS INC., AIM INTERNATIONAL FUNDS INC. (COLLECTIVELY KNOWN AS THE "INVESCO FUNDS REGISTRANTS"), AMVESCAP PLC, INVESCO FUNDS GROUP INC., TIMOTHY MILLER, RAYMOND CUNNINGHAM, THOMAS KOLBE, EDWARD STERN, AMERICAN SKANDIA INC., BREAN MURRAY & CO., INC., CANARY CAPITAL PARTNERS, LLC, CANARY INVESTMENT MANAGEMENT, LLC, CANARY CAPITAL PARTNERS, LTD., AND JOHN DOES 1-100, in the United States District Court, District of Colorado (Civil Action No. 03-F-2456), filed on December 4, 2003. This claim alleges violations of: Sections 11 and 15 of Securities Act of 1933, as amended (the "Securities Act"); Sections 10(b) and 20(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"); Rule 10b-5 under the Exchange Act; and Section 206 of the Investment Advisers Act of 1940, as amended (the "Advisers Act"). The plaintiffs in this case are seeking: compensatory damages; rescission; return of fees paid; accounting for wrongfully gotten gains, profits and compensation; restitution and disgorgement; and other costs and expenses, including counsel fees and expert fees.

         EDWARD LOWINGER AND SHARON LOWINGER, INDIVIDUALLY AND ON BEHALF OF ALL OTHERS SIMILARLY SITUATED, V. INVESCO ADVANTAGE HEALTH SCIENCES FUND, INVESCO CORE EQUITY FUND, INVESCO DYNAMICS FUND, INVESCO ENERGY FUND, INVESCO FINANCIAL SERVICES FUND, INVESCO GOLD & PRECIOUS METALS FUND, INVESCO HEALTH SCIENCES FUND, INVESCO INTERNATIONAL CORE EQUITY FUND (FORMERLY KNOWN AS INTERNATIONAL BLUE CHIP VALUE FUND), INVESCO LEISURE FUND, INVESCO MID-CAP GROWTH FUND, INVESCO MULTI-SECTOR FUND, AIM INVESCO S&P 500 INDEX FUND, INVESCO SMALL COMPANY GROWTH FUND, INVESCO TECHNOLOGY FUND, INVESCO TOTAL RETURN FUND, INVESCO UTILITIES FUND, AIM MONEY MARKET FUND, AIM INVESCO TAX-FREE MONEY FUND, AIM INVESCO TREASURER'S MONEY MARKET RESERVE FUND, AIM INVESCO TREASURER'S TAX-EXEMPT RESERVE FUND, AIM INVESCO U.S. GOVERNMENT MONEY FUND, INVESCO ADVANTAGE FUND, INVESCO BALANCED FUND, INVESCO EUROPEAN FUND, INVESCO GROWTH FUND, INVESCO HIGH-YIELD FUND, INVESCO GROWTH & INCOME FUND, INVESCO REAL ESTATE OPPORTUNITY FUND, INVESCO SELECT INCOME FUND, INVESCO TAX-FREE BOND FUND, INVESCO TELECOMMUNICATIONS FUND, INVESCO U.S. GOVERNMENT SECURITIES FUND, INVESCO VALUE FUND, INVESCO; INVESCO LATIN AMERICAN GROWTH FUND (COLLECTIVELY KNOWN AS THE "INVESCO FUNDS"), AIM STOCK FUNDS, AIM COUNSELOR SERIES TRUST, AIM SECTOR FUNDS INC., AIM BOND FUNDS INC., AIM COMBINATION STOCK AND BOND FUNDS INC., AIM MONEY MARKET FUNDS INC., AIM INTERNATIONAL FUNDS INC. (COLLECTIVELY KNOWN AS THE "INVESCO FUNDS REGISTRANTS"), AMVESCAP PLC, INVESCO FUNDS GROUP, INC., TIMOTHY MILLER, RAYMOND CUNNINGHAM, THOMAS KOLBE, EDWARD J. STERN, AMERICAN SKANDIA INC., BREAN MURRAY & CO., INC., CANARY CAPITAL PARTNERS, LLC, CANARY INVESTMENT MANAGEMENT, LLC, CANARY CAPITAL PARTNERS, LTD., AND JOHN DOES 1-100, in the United States District Court, Southern District of New York (Civil Action No. 03-CV-9634), filed on December 4, 2003. This claim alleges violations of: Sections 11 and 15 of the Securities Act; Sections 10(b) and 20(a) of the Exchange Act; Rule 10b-5 under the Exchange Act; and Section 206 of the Advisers Act. The plaintiffs in this case are seeking: compensatory damages; rescission; return of fees paid; accounting for wrongfully gotten gains, profits and compensation; restitution and disgorgement; and other costs and expenses, including counsel fees and expert fees.

         JOEL GOODMAN, INDIVIDUALLY AND ON BEHALF OF ALL OTHERS SIMILARLY SITUATED, V. INVESCO FUNDS GROUP, INC. AND RAYMOND R. CUNNINGHAM, in the District Court, City and County of Denver, Colorado (Case Number 03CV9268), filed on December 5, 2003. This claim alleges breach of fiduciary duty and aiding and abetting breach of fiduciary duty. The plaintiffs in this case are seeking: injunctive relief; accounting for all damages and for all profits and any special benefits obtained; disgorgement; restitution and damages; costs and disbursements, including counsel fees and expert fees; and equitable relief.

         STEVEN B. EHRLICH, CUSTODIAN FOR ALEXA P. EHRLICH, UGTMA/FLORIDA, AND DENNY P. JACOBSON, INDIVIDUALLY AND ON BEHALF OF ALL OTHERS SIMILARLY SITUATED, V. INVESCO ADVANTAGE HEALTH SCIENCES FUND, INVESCO CORE EQUITY FUND, INVESCO DYNAMICS FUND, INVESCO ENERGY FUND, INVESCO FINANCIAL SERVICES FUND, INVESCO GOLD & PRECIOUS METALS FUND, INVESCO HEALTH SCIENCES FUND, INVESCO INTERNATIONAL CORE EQUITY FUND (FORMERLY KNOWN AS INTERNATIONAL BLUE CHIP VALUE FUND), INVESCO LEISURE FUND, INVESCO MID-CAP GROWTH FUND, INVESCO MULTI-SECTOR FUND, AIM INVESCO S&P 500 INDEX FUND, INVESCO SMALL COMPANY GROWTH FUND, INVESCO TECHNOLOGY FUND, INVESCO TOTAL RETURN FUND, INVESCO UTILITIES FUND, AIM MONEY MARKET FUND, AIM INVESCO TAX-FREE MONEY FUND, AIM INVESCO TREASURERS MONEY MARKET RESERVE FUND, AIM INVESCO TREASURERS TAX-EXEMPT RESERVE FUND, AIM INVESCO US GOVERNMENT MONEY FUND, INVESCO ADVANTAGE FUND, INVESCO BALANCED FUND, INVESCO EUROPEAN FUND, INVESCO GROWTH FUND, INVESCO HIGH-YIELD FUND, INVESCO GROWTH & INCOME FUND, INVESCO REAL ESTATE OPPORTUNITY FUND, INVESCO SELECT INCOME FUND, INVESCO TAX-FREE BOND FUND, INVESCO TELECOMMUNICATIONS FUND, INVESCO U.S. GOVERNMENT SECURITIES FUND, INVESCO VALUE FUND, INVESCO LATIN AMERICAN GROWTH FUND (COLLECTIVELY KNOWN AS THE "INVESCO FUNDS"), AIM STOCK FUNDS, AIM COUNSELOR SERIES TRUST, AIM SECTOR FUNDS INC., AIM BOND FUNDS INC., AIM COMBINATION STOCK AND BOND FUNDS INC., AIM MONEY MARKET FUNDS INC., AIM INTERNATIONAL FUNDS INC. (COLLECTIVELY KNOWN AS THE "INVESCO FUNDS REGISTRANTS"), AMVESCAP PLC, INVESCO FUNDS GROUP, INC., TIMOTHY MILLER, RAYMOND CUNNINGHAM, THOMAS KOLBE, EDWARD J. STERN, AMERICAN SKANDIA INC., BREAN MURRAY & CO., INC., CANARY CAPITAL PARTNERS, LLC, CANARY INVESTMENT MANAGEMENT, LLC, CANARY CAPITAL PARTNERS, LTD., AND JOHN DOES 1-100, in the United States District Court, District of Colorado (Civil Action No. 03-N-2559), filed on December 17, 2003. This claim alleges violations of: Sections 11 and 15 of the Securities Act; Sections 10(b) and 20(a) of the Exchange Act; Rule 10b-5 under the Exchange Act; and Section 206 of the Advisers Act. The plaintiffs in this case are seeking: compensatory damages; rescission; return of fees paid; accounting for wrongfully gotten gains, profits and compensation; restitution and disgorgement; and other costs and expenses, including counsel fees and expert fees.

         JOSEPH R. RUSSO, INDIVIDUALLY AND ON BEHALF OF ALL OTHERS SIMILARLY SITUATED, V. INVESCO ADVANTAGE HEALTH SCIENCES FUND, INVESCO CORE EQUITY FUND, INVESCO DYNAMICS FUND, INVESCO ENERGY FUND, INVESCO FINANCIAL SERVICES FUND, INVESCO GOLD & PRECIOUS METALS FUND, INVESCO HEALTH SCIENCES FUND, INVESCO INTERNATIONAL CORE EQUITY FUND (FORMERLY KNOWN AS INTERNATIONAL BLUE CHIP VALUE FUND), INVESCO LEISURE FUND, INVESCO MID-CAP GROWTH FUND, INVESCO MULTI-SECTOR FUND, AIM INVESCO S&P 500 INDEX FUND, INVESCO SMALL COMPANY GROWTH FUND, INVESCO TECHNOLOGY FUND, INVESCO TOTAL RETURN FUND, INVESCO UTILITIES FUND, AIM MONEY MARKET FUND, AIM INVESCO TAX-FREE MONEY FUND, AIM INVESCO TREASURERS MONEY MARKET RESERVE FUND, AIM INVESCO TREASURERS TAX-EXEMPT RESERVE FUND, AIM INVESCO US GOVERNMENT MONEY FUND, INVESCO ADVANTAGE FUND, INVESCO BALANCED FUND, INVESCO EUROPEAN FUND, INVESCO GROWTH FUND, INVESCO HIGH-YIELD FUND, INVESCO GROWTH & INCOME FUND, INVESCO REAL ESTATE OPPORTUNITY FUND, INVESCO SELECT INCOME FUND, INVESCO TAX-FREE BOND FUND, INVESCO TELECOMMUNICATIONS FUND, INVESCO U.S. GOVERNMENT SECURITIES FUND, INVESCO VALUE FUND, INVESCO LATIN AMERICAN GROWTH FUND (COLLECTIVELY KNOWN AS THE "INVESCO FUNDS"), AIM STOCK FUNDS, AIM COUNSELOR SERIES TRUST, AIM SECTOR FUNDS INC., AIM BOND FUNDS INC., AIM COMBINATION STOCK AND BOND FUNDS INC., AIM MONEY MARKET FUNDS INC., AIM INTERNATIONAL FUNDS INC. (COLLECTIVELY KNOWN AS THE "INVESCO FUNDS REGISTRANTS"), AMVESCAP PLC, INVESCO FUNDS GROUP, INC., TIMOTHY MILLER, RAYMOND CUNNINGHAM, THOMAS KOLBE, EDWARD J. STERN, AMERICAN SKANDIA INC., BREAN MURRAY & CO., INC., CANARY CAPITAL PARTNERS, LLC, CANARY INVESTMENT MANAGEMENT, LLC, CANARY CAPITAL PARTNERS, LTD., AND JOHN DOES 1-100, in the United States District Court, Southern District of New York (Civil Action No. 03-CV-10045), filed on December 18, 2003. This claim alleges violations of: Sections 11 and 15 of the Securities Act; Sections 10(b) and 20(a) of the Exchange Act; Rule 10b-5 under the Exchange Act; and Section 206 of the Advisers Act. The plaintiffs in this case are seeking: compensatory damages; rescission; return of fees paid; accounting for wrongfully gotten gains, profits and compensation; restitution and disgorgement; and other costs and expenses, including counsel fees and expert fees.

         MIRIAM CALDERON, INDIVIDUALLY AND ON BEHALF OF ALL OTHERS SIMILARLY SITUATED, V. AMVESCAP PLC, AVZ, INC., AMVESCAP RETIREMENT,

         INC., AMVESCAP NATIONAL TRUST COMPANY, ROBERT F. MCCULLOUGH, GORDON NEBEKER, JEFFREY G. CALLAHAN, INVESCO FUNDS GROUP, INC., RAYMOND R. CUNNINGHAM, AND DOES 1-100, in the United States District Court, District of Colorado (Civil Action No. 03-M-2604), filed on December 24, 2003. This claim alleges violations of: Sections 404, 405 and 406B of the Employee Retirement Income Security Act ("ERISA"). The plaintiffs in this case are seeking: declarations that the defendants breached their ERISA fiduciary duties and that they are not entitled to the protection of Section 404(c)(1)(B) of ERISA; an order compelling the defendants to make good all losses to a particular retirement plan described in this case (the "Retirement Plan") resulting from the defendants' breaches of their fiduciary duties, including losses to the Retirement Plan resulting from imprudent investment of the Retirement Plan's assets, and to restore to the Retirement Plan all profits the defendants made through use of the Retirement Plan's assets, and to restore to the Retirement Plan all profits which the participants would have made if the defendants had fulfilled their fiduciary obligations; damages on behalf of the Retirement Plan; imposition of a constructive trust, injunctive relief, damages suffered by the Retirement Plan, to be allocated proportionately to the participants in the Retirement Plan; restitution and other costs and expenses, including counsel fees and expert fees.

         PAT B. GORSUCH AND GEORGE L. GORSUCH V. INVESCO FUNDS GROUP, INC. AND AIM ADVISER, INC., in the United States District Court, District of Colorado (Civil Action No. 03-MK-2612), filed on December 24, 2003. This claim alleges violations of: Sections 15(a), 20(a) and 36(b) of the Investment Company Act. The plaintiffs in this case are seeking: rescission and/or voiding of the investment advisory agreements; return of fees paid; damages; and other costs and expenses, including counsel fees and expert fees.

         LORI WEINRIB, INDIVIDUALLY AND ON BEHALF OF ALL OTHERS SIMILARLY SITUATED, V. INVESCO FUNDS GROUP, INC., AIM STOCK FUNDS, AIM COUNSELOR SERIES TRUST, AIM SECTOR FUNDS INC., AIM BOND FUNDS INC., AIM COMBINATION STOCK AND BOND FUNDS INC., AIM MONEY MARKET FUNDS INC., AIM INTERNATIONAL FUNDS INC., AMVESCAP PLC, TIMOTHY MILLER, RAYMOND CUNNINGHAM, THOMAS KOLBE, EDWARD J. STERN, AMERICAN SKANDIA INC., BREAN MURRAY & CO., INC., CANARY CAPITAL PARTNERS, LLC, CANARY INVESTMENT MANAGEMENT, LLC, CANARY CAPITAL PARTNERS, LTD., AND JOHN DOES 1-100, in the United States District Court, Southern District of New York (Civil Action No. 04-CV-00492), filed on January 21, 2004. This claim alleges violations of: Sections 11 and 15 of the 1933 Act; Sections 10(b) and 20(a) of the Exchange Act; Rule 10b-5 under the Exchange Act; and
         Section 206 of the Advisers Act. The plaintiffs in this case are seeking: compensatory damages; rescission; return of fees paid; accounting for wrongfully gotten gains, profits and compensation; restitution and disgorgement; and other costs and expenses, including counsel fees and expert fees.

         ROBERT S. BALLAGH, JR., INDIVIDUALLY AND ON BEHALF OF ALL OTHERS SIMILARLY SITUATED, V. INVESCO FUNDS GROUP, INC., INVESCO STOCK FUNDS, INC., AIM MANAGEMENT GROUP, INC., AIM STOCK FUNDS, AIM STOCK FUNDS, INC., AMVESCAP PLC, INVESCO ADVANTAGE HEALTH SCIENCES FUND, INVESCO CORE EQUITY FUND, INVESCO DYNAMICS FUND, INVESCO ENERGY FUND, INVESCO FINANCIAL SERVICES FUND, INVESCO GOLD & PRECIOUS METALS FUND, INVESCO HEALTH SCIENCES FUND, INVESCO INTERNATIONAL CORE EQUITY FUND, INVESCO LEISURE FUND, INVESCO MID-CAP GROWTH FUND, INVESCO MULTI-SECTOR FUND, INVESCO S&P 500 INDEX FUND, INVESCO SMALL COMPANY GROWTH FUND, INVESCO TECHNOLOGY FUND, INVESCO TOTAL RETURN FUND, INVESCO UTILITIES FUND, INVESCO ADVANTAGE FUND, INVESCO BALANCED FUND, INVESCO EUROPEAN FUND, INVESCO GROWTH FUND, INVESCO HIGH YIELD FUND, INVESCO GROWTH & INCOME FUND, INVESCO INTERNATIONAL BLUE CHIP VALUE FUND, INVESCO REAL ESTATE OPPORTUNITY FUND, INVESCO SELECT FUND, INVESCO TAX-FREE BOND FUND, INVESCO TELECOMMUNICATIONS FUND, INVESCO U.S. GOVERNMENT SECURITIES FUND, INVESCO VALUE FUND, EDWARD J. STERN, CANARY INVESTMENT MANAGEMENT, LLC, CANARY CAPITAL PARTNERS, LTD., CANARY CAPITAL PARTNERS, LLC, AND DOES 1-100, in the United States District Court, District of Colorado (Civil Action No. 04-MK-0152), filed on January 28, 2004. This claim alleges violations of: Sections 11 and 15 of the Securities Act; Sections 10(b) and 20(a) of the Exchange Act; Rule 10b-5 under the Exchange Act; and Sections 34(b), 36(a) and 36(b) of the Investment Company Act. The claim also alleges common law breach of fiduciary duty. The plaintiffs in this case are seeking: damages; pre-judgment and post-judgment interest; counsel fees and expert fees; and other relief.

         JONATHAN GALLO, INDIVIDUALLY AND ON BEHALF OF ALL OTHERS SIMILARLY SITUATED, V. INVESCO FUNDS GROUP, INC., INVESCO STOCK FUNDS, INC., AIM MANAGEMENT GROUP, INC., AIM STOCK FUNDS, AIM STOCK FUNDS, INC., AMVESCAP PLC, INVESCO ADVANTAGE HEALTH SCIENCES FUND, INVESCO CORE EQUITY FUND, INVESCO DYNAMICS FUND, INVESCO ENERGY FUND, INVESCO FINANCIAL SERVICES FUND, INVESCO GOLD & PRECIOUS METALS FUND, INVESCO HEALTH SCIENCES FUND, INVESCO INTERNATIONAL CORE EQUITY FUND, INVESCO LEISURE FUND, INVESCO MID-CAP GROWTH FUND, INVESCO MULTI-SECTOR FUND, INVESCO S&P 500 INDEX FUND, INVESCO SMALL COMPANY GROWTH FUND, INVESCO TECHNOLOGY FUND, INVESCO TOTAL RETURN FUND, INVESCO UTILITIES FUND, INVESCO ADVANTAGE FUND, INVESCO BALANCED FUND, INVESCO EUROPEAN FUND, INVESCO GROWTH FUND, INVESCO HIGH YIELD FUND, INVESCO GROWTH & INCOME FUND, INVESCO INTERNATIONAL BLUE CHIP

         VALUE FUND, INVESCO REAL ESTATE OPPORTUNITY FUND, INVESCO SELECT FUND, INVESCO TAX-FREE BOND FUND, INVESCO TELECOMMUNICATIONS FUND, INVESCO U.S. GOVERNMENT SECURITIES FUND, INVESCO VALUE FUND, EDWARD J. STERN, CANARY INVESTMENT MANAGEMENT, LLC, CANARY CAPITAL PARTNERS, LTD., CANARY CAPITAL PARTNERS, LLC, AND DOES 1-100, in the United States District Court, District of Colorado (Civil Action No. 04-MK-0151), filed on January 28, 2004. This claim alleges violations of: Sections 11 and 15 of the Securities Act; Sections 10(b) and 20(a) of the Exchange Act; Rule 10b-5 under the Exchange Act; and Sections 34(b), 36(a) and 36(b) of the Investment Company Act. The claim also alleges common law breach of fiduciary duty. The plaintiffs in this case are seeking: damages; pre-judgment and post-judgment interest; counsel fees and expert fees; and other relief.

         EILEEN CLANCY, INDIVIDUALLY AND ON BEHALF OF ALL OTHERS SIMILARLY SITUATED, V. INVESCO ADVANTAGE HEALTH SCIENCES FUND, INVESCO CORE EQUITY FUND, INVESCO DYNAMICS FUND, INVESCO ENERGY FUND, INVESCO FINANCIAL SERVICES FUND, INVESCO GOLD & PRECIOUS METALS FUND, INVESCO HEALTH SCIENCES FUND, INVESCO INTERNATIONAL CORE EQUITY FUND (FORMERLY KNOWN AS INTERNATIONAL BLUE CHIP VALUE FUND), INVESCO LEISURE FUND, INVESCO MID-CAP GROWTH FUND, INVESCO MULTI-SECTOR FUND, AIM INVESCO S&P 500 INDEX FUND, INVESCO SMALL COMPANY GROWTH FUND, INVESCO TECHNOLOGY FUND, INVESCO TOTAL RETURN FUND, INVESCO UTILITIES FUND, AIM MONEY MARKET FUND, AIM INVESCO TAX-FREE MONEY FUND, AIM INVESCO TREASURER'S MONEY MARKET RESERVE FUND, AIM INVESCO TREASURER'S TAX-EXEMPT RESERVE FUND, AIM INVESCO US GOVERNMENT MONEY FUND, INVESCO ADVANTAGE FUND, INVESCO BALANCED FUND, INVESCO EUROPEAN FUND, INVESCO GROWTH FUND, INVESCO HIGH-YIELD FUND, INVESCO GROWTH & INCOME FUND, INVESCO REAL ESTATE OPPORTUNITY FUND, INVESCO SELECT INCOME FUND, INVESCO TAX-FREE BOND FUND, INVESCO TELECOMMUNICATIONS FUND, INVESCO U.S. GOVERNMENT SECURITIES FUND, INVESCO VALUE FUND, INVESCO, INVESCO LATIN AMERICAN GROWTH FUND (COLLECTIVELY KNOWN AS THE "INVESCO FUNDS"), AIM STOCK FUNDS, AIM COUNSELOR SERIES TRUST, AIM SECTOR FUNDS INC., AIM BOND FUNDS INC., AIM COMBINATION STOCK AND BOND FUNDS INC., AIM MONEY MARKET FUNDS INC., AIM INTERNATIONAL FUNDS INC. (COLLECTIVELY KNOWN AS THE "INVESCO FUNDS REGISTRANTS"), AMVESCAP PLC, INVESCO FUNDS GROUP, INC., TIMOTHY MILLER, RAYMOND CUNNINGHAM AND THOMAS KOLBE, in the United States District Court, Southern District of New York (Civil Action No. 04-CV-0713), filed on January 30, 2004. This claim alleges violations of: Sections 11 and 15 of the Securities

         Act. The plaintiffs in this case are seeking: compensatory damages, rescission; return of fees paid; and other costs and expenses, including counsel fees and expert fees.

         SCOTT WALDMAN, ON BEHALF OF HIMSELF AND ALL OTHERS SIMILARLY SITUATED,
         V. INVESCO FUNDS GROUP, INC., INVESCO DYNAMICS FUND, INVESCO EUROPEAN FUND, INVESCO SMALL COMPANY GROWTH FUND, INVESCO TECHNOLOGY FUND, AIM STOCK FUNDS, AIM COUNSELOR SERIES TRUST, AIM SECTOR FUNDS INC., AIM BOND FUNDS INC., AIM COMBINATION STOCK AND BOND FUNDS INC., AIM MONEY MARKET FUNDS INC., AIM INTERNATIONAL FUNDS INC., AMVESCAP PLC, AND RAYMOND CUNNINGHAM, in the United States District Court, Southern District of New York (Civil Action No. 04-CV-00915), filed on February 3, 2004. This claim alleges violations of Sections 11 and 15 of the Securities Act. The claim also alleges common law breach of fiduciary duty. The plaintiffs in this case are seeking compensatory damages; injunctive relief; and costs and expenses, including counsel fees and expert fees.

         CARL E. VONDER HAAR AND MARILYN P. MARTIN, ON BEHALF OF THEMSELVES AND ALL OTHERS SIMILARLY SITUATED, V. INVESCO FUNDS GROUP, INC., INVESCO STOCK FUNDS, INC. AND DOE DEFENDANTS 1-100, in the United States District Court, District of Colorado (Civil Action No. 04-CV-812), filed on February 5, 2004. The claim alleges common law breach of fiduciary duty; breach of contract; and tortious interference with contract. The plaintiffs in this case are seeking: injunctive relief; damages; disgorgement; and costs and expenses, including counsel fees and expert fees.

         HENRY KRAMER, DERIVATIVELY ON BEHALF OF INVESCO ENERGY FUND, INVESCO STOCK FUNDS, INC., AND INVESCO MUTUAL FUNDS V. AMVESCAP, PLC, INVESCO FUNDS GROUP, INC., CANARY CAPITAL PARTNERS, LLC, CANARY INVESTMENT MANAGEMENT, LLC, AND CANARY CAPITAL PARTNERS, LTD., DEFENDANTS, AND INVESCO ENERGY FUND, INVESCO STOCK FUNDS, INC., AND INVESCO MUTUAL FUNDS, NOMINAL DEFENDANTS, in the United States District Court, District of Colorado (Civil Action No. 04-MK-0397), filed on March 4, 2004. This claim alleges violations of Section 36(b) of the Investment Company Act and common law breach of fiduciary duty. The plaintiff in this case is seeking damages and costs and expenses, including counsel fees and expert fees.

         Additional lawsuits arising out of these circumstances and presenting similar allegations and requests for relief may be served or filed against the funds, INVESCO, AIM, AMVESCAP and related entities and individuals in the future. This statement of additional information will be supplemented periodically if any such lawsuits do arise.

                              FINANCIAL STATEMENTS

































                                       FS

Report of Independent Auditors

To the Board of Directors/Trustees and Shareholders of INVESCO International Blue Chip Value Fund

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the INVESCO International Blue Chip Value Fund now known as INVESCO International Core Equity Fund (one of the funds constituting INVESCO International Funds, Inc. II, now known as AIM International Mutual Funds; hereafter referred to as the "Fund") at October 31, 2003, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2003 by correspondence with the custodian, provide a reasonable basis for our opinion.

                                                     PricewaterhouseCoopers LLP

December 16, 2003
Houston, Texas

FINANCIALS

Schedule of Investments
October 31, 2003


                                                                          Market
                                                               Shares      Value
----------------------------------------------------------------------------------
FOREIGN STOCKS & OTHER EQUITY
 INTERESTS-97.13%

Australia-2.53%

BHP Billiton Ltd. (Diversified Metals & Mining)                77,900 $    646,167
----------------------------------------------------------------------------------
National Australia Bank Ltd. (Diversified Banks)(a)            31,000      671,152
==================================================================================
                                                                         1,317,319
==================================================================================

Austria-1.01%

Bank Austria Creditanstalt (Diversified Banks)(a)              12,100      525,366
==================================================================================

Canada-1.67%

Barrick Gold Corp. (Gold)                                      20,000      389,400
----------------------------------------------------------------------------------
EnCana Corp. (Oil & Gas Exploration & Production)              14,000      480,683
==================================================================================
                                                                           870,083
==================================================================================

Denmark-2.10%

Danske Bank A.S. (Diversified Banks)                           54,500    1,095,640
==================================================================================

Finland-5.08%

Nokia Oyj (Communications Equipment)                           62,250    1,053,578
----------------------------------------------------------------------------------
Stora Enso Oyj-Class R (Paper Products)                        74,500    1,009,763
----------------------------------------------------------------------------------
UPM-Kymmene Oyj (Paper Products)                               31,500      587,508
==================================================================================
                                                                         2,650,849
==================================================================================

France-7.42%

Compagnie de Saint-Gobain (Building Products)                  12,700      533,910
----------------------------------------------------------------------------------
Compagnie Generale des Etablissements Michelin-Class B
 (Tires & Rubber)                                              25,700    1,004,811
----------------------------------------------------------------------------------
Societe Generale (Diversified Banks)                           14,600    1,080,764
----------------------------------------------------------------------------------
Total S.A.-ADR (Integrated Oil & Gas)                          16,000    1,249,120
==================================================================================
                                                                         3,868,605
==================================================================================

Germany-3.05%

BASF A.G. (Diversified Chemicals)                              22,000    1,005,674
----------------------------------------------------------------------------------
Deutsche Bank A.G. (Diversified Capital Markets)(a)             8,900      585,001
==================================================================================
                                                                         1,590,675
==================================================================================

Italy-2.85%

Eni S.p.A-ADR (Integrated Oil & Gas)                           11,700      930,150
----------------------------------------------------------------------------------
Sanpaolo IMI S.p.A.-ADR (Diversified Banks)                    24,800      555,024
==================================================================================
                                                                         1,485,174
==================================================================================

Japan-19.64%

Canon Inc. (Office Electronics)                                19,000      919,913
----------------------------------------------------------------------------------
Eisai Co., Ltd. (Pharmaceuticals)                              19,400      455,515
----------------------------------------------------------------------------------
Fuji Photo Film Co., Ltd. (Photographic Products)              44,000    1,297,415
----------------------------------------------------------------------------------
Hitachi, Ltd.-ADR (Electronic Equipment Manufacturers)         13,200      788,832
----------------------------------------------------------------------------------
Ito-Yokado Co., Ltd. (Hypermarket & Super Centers)             15,000      551,511
----------------------------------------------------------------------------------
Kao Corp. (Household Products)                                 25,000      514,197
----------------------------------------------------------------------------------
Millea Holdings, Inc. (Property & Casualty Insurance)(a)           37      441,118
----------------------------------------------------------------------------------


                                                                         Market
                                                          Shares         Value
----------------------------------------------------------------------------------
Japan-(Continued)

Nintendo Co., Ltd. (Home Entertainment Software)             9,300    $    718,575
----------------------------------------------------------------------------------
Nippon Telegraph & Telephone Corp.-ADR (Integrated
 Telecommunication Services)                                35,200         791,296
----------------------------------------------------------------------------------
Sony Corp.-ADR (Consumer Electronics)                       32,200       1,133,440
----------------------------------------------------------------------------------
Takeda Chemical Industries, Ltd. (Pharmaceuticals)          25,100         888,597
----------------------------------------------------------------------------------
Takefuji Corp. (Consumer Finance)                            7,200         426,574
----------------------------------------------------------------------------------
TDK Corp. (Electronic Equipment Manufacturers)              10,000         655,260
----------------------------------------------------------------------------------
Toyota Motor Corp. (Automobile Manufacturers)               23,000         655,169
==================================================================================
                                                                        10,237,412
==================================================================================

Mexico-2.14%

Telefonos de Mexico S.A. de C.V.-ADR (Integrated
 Telecommunication Services)                                34,700       1,115,605
==================================================================================

Netherlands-6.75%

ABN AMRO Holding N.V.-ADR (Diversified Banks)               28,800         603,936
----------------------------------------------------------------------------------
DSM N.V. (Specialty Chemicals)                              10,440         476,996
----------------------------------------------------------------------------------
ING Groep N.V.-Dutch Ctfs. (Other Diversified Financial
 Services)                                                  59,700       1,235,188
----------------------------------------------------------------------------------
Koninklijke (Royal) Philips Electronics N.V.-New York
 Shares (Consumer Electronics)                              30,950         830,698
----------------------------------------------------------------------------------
TPG N.V. (Air Freight & Logistics)                          17,450         374,987
==================================================================================
                                                                         3,521,805
==================================================================================

Norway-1.30%

Statoil A.S.A. (Integrated Oil & Gas)                       72,400         677,273
==================================================================================

Portugal-1.30%

Portugal Telecom, SGPS, S.A.-ADR (Integrated
 Telecommunication Services)                                80,000         676,000
==================================================================================

South Korea-2.79%

Korea Electric Power Corp.-ADR (Electric Utilities)         56,800         616,280
----------------------------------------------------------------------------------
KT Corp.-ADR (Integrated Telecommunication Services)        42,600         839,646
==================================================================================
                                                                         1,455,926
==================================================================================

Spain-3.55%

Endesa, S.A.-ADR (Electric Utilities)                       83,700       1,324,971
----------------------------------------------------------------------------------
Repsol YPF, S.A.-ADR (Integrated Oil & Gas)                 30,300         526,311
==================================================================================
                                                                         1,851,282
==================================================================================

Sweden-2.59%

Nordea A.B. (Diversified Banks)(a)                          88,700         547,957
----------------------------------------------------------------------------------
Volvo A.B.-Class B (Construction & Farm Machinery &
 Heavy Trucks)                                              28,800         801,358
==================================================================================
                                                                         1,349,315
==================================================================================

Switzerland-10.37%

Compagnie Financiere Richemont A.G. (Apparel,
 Accessories & Luxury Goods)(b)                             17,300         387,843
----------------------------------------------------------------------------------


                                                                        Market
                                                         Shares         Value
 --------------------------------------------------------------------------------
 Switzerland-(Continued)

 Nestle S.A. (Packaged Foods & Meats)                       6,500    $  1,425,694
 --------------------------------------------------------------------------------
 Novartis A.G. (Pharmaceuticals)                           32,600       1,237,944
 --------------------------------------------------------------------------------
 Roche Holding A.G. (Pharmaceuticals)                       9,660         796,352
 --------------------------------------------------------------------------------
 Syngenta A.G. (Fertilizers & Agricultural Chemicals)      13,400         715,287
 --------------------------------------------------------------------------------
 Zurich Financial Services A.G. (Multi-Line Insurance)      6,632         846,070
 ================================================================================
                                                                        5,409,190
 ================================================================================

 United Kingdom-20.99%

 Abbey National PLC (Diversified Banks)                    56,800         541,729
 --------------------------------------------------------------------------------
 BAE SYSTEMS PLC (Aerospace & Defense)                    268,500         832,749
 --------------------------------------------------------------------------------
 BP PLC (Integrated Oil & Gas)                            169,000       1,171,463
 --------------------------------------------------------------------------------
 Cadbury Schweppes PLC (Packaged Foods & Meats)           154,900         991,686
 --------------------------------------------------------------------------------
 Diageo PLC (Distillers & Vintners)                        91,400       1,073,490
 --------------------------------------------------------------------------------
 GlaxoSmithKline PLC (Pharmaceuticals)                     34,000         727,205
 --------------------------------------------------------------------------------
 GlaxoSmithKline PLC-ADR (Pharmaceuticals)                  4,800         207,792
 --------------------------------------------------------------------------------
 HSBC Holdings PLC (Diversified Banks)                     71,600       1,073,927
 --------------------------------------------------------------------------------
 Kingfisher PLC (Home Improvement Retail)                 188,487         902,440
 --------------------------------------------------------------------------------
 Marks & Spencer Group PLC (Department Stores)             82,571         402,681
 --------------------------------------------------------------------------------
 Royal Bank of Scotland Group PLC (Diversified Banks)      40,500       1,083,816
 --------------------------------------------------------------------------------
 Scottish Power PLC (Electric Utilities)                  177,400       1,052,301
 --------------------------------------------------------------------------------
 Shell Transport & Trading Co. PLC-ADR
  (Integrated Oil & Gas)                                   23,100         881,496
 ================================================================================
                                                                       10,942,775
 ================================================================================
   Total Foreign Stocks & Other Equity Interests
    (Cost $46,091,292)                                                 50,640,294
 ================================================================================


                                                                         Market
                                                          Shares         Value
-------------------------------------------------------------------------------------
MONEY MARKET FUNDS-3.35%

INVESCO Treasurer's Series Money Market Reserve Fund
 (Cost $1,745,802)(c)                                    1,745,802    $  1,745,802
=====================================================================================
TOTAL INVESTMENTS-100.48% (excluding investments
 purchased with cash collateral from securities loaned)
 (Cost $47,837,094)                                                     52,386,096
=====================================================================================
INVESTMENTS PURCHASED WITH CASH
 COLLATERAL FROM SECURITIES
 LOANED

Money Market Funds-1.89%

INVESCO Treasurer's Series Money Market Reserve
 Fund(c)(d)                                                982,871         982,871
-------------------------------------------------------------------------------------
    Total Money Market Funds (purchased with
     cash collateral from securities loaned)
     (Cost $982,871)                                                       982,871
=====================================================================================
TOTAL INVESTMENTS-102.37% (Cost $48,819,965)                            53,368,967
=====================================================================================
OTHER ASSETS LESS LIABILITIES-(2.37%)                                   (1,235,003)
=====================================================================================
NET ASSETS-100.00%                                                    $ 52,133,964
_____________________________________________________________________________________
=====================================================================================

Investment Abbreviations:
ADR-American Depositary Receipt
Ctfs.-Certificates

Notes to Schedule of Investments:
(a) Non-income producing security.
(b) Consists of more than one class of securities traded together as a unit.
(c) The money market fund and the Fund are affiliated by having the same investment advisor.
(d) The security has been segregated to satisfy the forward commitment to return the cash collateral received in securities lending transactions upon the borrower's return of the securities loaned.

See Notes to Financial Statements.

Statement of Assets and Liabilities
October 31, 2003


Assets:

Investments, at market value (cost $46,091,292)*     $ 50,640,294
------------------------------------------------------------------
Investments in affiliated money market funds (cost
 $2,728,673)                                            2,728,673
------------------------------------------------------------------
Foreign currencies, at value (cost $3,245)                  3,061
------------------------------------------------------------------
Receivables for:
  Capital stock sold                                      111,709
------------------------------------------------------------------
  Dividends                                               109,512
------------------------------------------------------------------
  Expense reimbursements (Note 2)                          16,484
------------------------------------------------------------------
Investment for deferred compensation and retirement
 plans                                                      9,606
------------------------------------------------------------------
Other assets                                               17,999
==================================================================
    Total assets                                       53,637,338
__________________________________________________________________
==================================================================

Liabilities:

Payables for:
  Investments purchased                                   374,349
------------------------------------------------------------------
  Capital stock reacquired                                 64,007
------------------------------------------------------------------
  Dividends                                                23,880
------------------------------------------------------------------
  Deferred compensation and retirement plans               12,110
------------------------------------------------------------------
  Collateral upon return of securities loaned             982,871
------------------------------------------------------------------
Accrued interest expense                                      347
------------------------------------------------------------------
Accrued distribution fees                                  13,446
------------------------------------------------------------------
Accrued directors' fees                                        78
------------------------------------------------------------------
Accrued operating expenses                                 32,286
==================================================================
    Total liabilities                                   1,503,374
==================================================================
Net assets applicable to shares outstanding          $ 52,133,964
__________________________________________________________________
==================================================================

Net assets consist of:

Capital (par value and additional paid-in)           $ 58,641,363
------------------------------------------------------------------
Undistributed net investment income                       358,215
------------------------------------------------------------------
Undistributed net realized gain (loss) from
 investment securities and foreign currencies         (11,419,918)
------------------------------------------------------------------
Unrealized appreciation of investment securities and
 foreign currencies                                     4,554,304
==================================================================
                                                     $ 52,133,964
__________________________________________________________________
==================================================================


Net Assets:

Class A                                         $  2,033,467
____________________________________________________________
============================================================
Class B                                         $    572,753
____________________________________________________________
============================================================
Class C                                         $  2,607,667
____________________________________________________________
============================================================
Investor Class                                  $ 46,920,077
____________________________________________________________
============================================================

Capital stock, $0.01 par value per share:

Class A:
  Authorized                                     100,000,000
------------------------------------------------------------
  Outstanding                                        232,737
____________________________________________________________
============================================================
Class B:
  Authorized                                     100,000,000
------------------------------------------------------------
  Outstanding                                         65,657
____________________________________________________________
============================================================
Class C:
  Authorized                                     100,000,000
------------------------------------------------------------
  Outstanding                                        305,720
____________________________________________________________
============================================================
Investor Class:
  Authorized                                     100,000,000
------------------------------------------------------------
  Outstanding                                      5,315,165
____________________________________________________________
============================================================
Class A:
  Net asset value per share                     $       8.74
------------------------------------------------------------
  Offering price per share:
    (Net asset value of $8.74
      (divided by) 94.50%)                      $       9.25
____________________________________________________________
============================================================
Class B:
  Net asset value and offering price per share  $       8.72
____________________________________________________________
============================================================
Class C:
  Net asset value and offering price per share  $       8.53
____________________________________________________________
============================================================
Investor Class:
  Net asset value and offering price per share  $       8.83
____________________________________________________________
============================================================

* At October 31, 2003, securities with an aggregate market value of $957,253 were on loan to brokers.

See Notes to Financial Statements.

Statement of Operations
For the year ended October 31, 2003


Investment income:

Dividends (net of foreign withholding tax of $166,293)                                  $ 1,253,399
---------------------------------------------------------------------------------------------------
Dividends from affiliated money market funds                                                  2,994
---------------------------------------------------------------------------------------------------
Interest                                                                                     10,010
---------------------------------------------------------------------------------------------------
Securities lending                                                                           17,626
===================================================================================================
    Total investment income                                                               1,284,029
===================================================================================================

Expenses:

Advisory fees                                                                               346,653
---------------------------------------------------------------------------------------------------
Administrative services fees                                                                 30,799
---------------------------------------------------------------------------------------------------
Custodian fees                                                                               50,427
---------------------------------------------------------------------------------------------------
Distribution fees:
  Class A                                                                                     9,568
---------------------------------------------------------------------------------------------------
  Class B                                                                                     3,129
---------------------------------------------------------------------------------------------------
  Class C                                                                                    21,400
---------------------------------------------------------------------------------------------------
  Investor Class                                                                            102,584
---------------------------------------------------------------------------------------------------
Interest                                                                                        694
---------------------------------------------------------------------------------------------------
Transfer agent fees:
  Class A                                                                                     6,116
---------------------------------------------------------------------------------------------------
  Class B                                                                                     1,085
---------------------------------------------------------------------------------------------------
  Class C                                                                                    32,101
---------------------------------------------------------------------------------------------------
  Investor Class                                                                            277,346
---------------------------------------------------------------------------------------------------
Printing and postage fees                                                                    83,867
---------------------------------------------------------------------------------------------------
Directors' fees                                                                               9,646
---------------------------------------------------------------------------------------------------
Other                                                                                       103,005
===================================================================================================
    Total expenses                                                                        1,078,420
===================================================================================================
Less: Expenses reimbursed and expense offset arrangements                                  (141,338)
===================================================================================================
    Net expenses                                                                            937,082
===================================================================================================
Net investment income                                                                       346,947
===================================================================================================

Realized and unrealized gain (loss) from investment securities and foreign currencies:

Net realized gain (loss) from:
  Investment securities                                                                  (1,778,877)
---------------------------------------------------------------------------------------------------
  Foreign currencies                                                                           (513)
===================================================================================================
                                                                                         (1,779,390)
===================================================================================================
Change in net unrealized appreciation (depreciation) of:
  Investment securities                                                                  11,810,174
---------------------------------------------------------------------------------------------------
  Foreign currencies                                                                     (1,022,229)
===================================================================================================
                                                                                         10,787,945
===================================================================================================
Net gain from investment securities and foreign currencies                                9,008,555
===================================================================================================
Net increase in net assets resulting from operations                                    $ 9,355,502
___________________________________________________________________________________________________
===================================================================================================

See Notes to Financial Statements.

Statement of Changes in Net Assets
For the years ended October 31, 2003 and 2002


                                                         2003         2002
  ----------------------------------------------------------------------------
  Operations:

   Net investment income                             $   346,947  $   200,261
  ----------------------------------------------------------------------------
   Net realized gain (loss) from investment
     securities and foreign currencies                (1,779,390)  (3,993,895)
  ----------------------------------------------------------------------------
   Change in net unrealized appreciation
     (depreciation) of investment securities and
     foreign currencies                               10,787,945   (1,443,362)
  ============================================================================
     Net increase (decrease) in net assets
       resulting from operations                       9,355,502   (5,236,996)
  ============================================================================
  Distributions to shareholders from net investment
   income:

   Class A                                                (6,568)          --
  ----------------------------------------------------------------------------
   Class B                                                  (990)          --
  ----------------------------------------------------------------------------
   Investor Class                                       (111,474)          --
  ============================================================================
     Decrease in net assets resulting from
       distributions                                    (119,032)          --
  ============================================================================
  Share transactions-net:
   Class A                                            (1,891,150)   2,805,994
  ----------------------------------------------------------------------------
   Class B                                               419,499       99,599
  ----------------------------------------------------------------------------
   Class C                                               905,563     (333,747)
  ----------------------------------------------------------------------------
   Investor Class                                     (1,299,347)    (406,080)
  ============================================================================
     Net increase (decrease) in net assets
       resulting from share transactions              (1,865,435)   2,165,766
  ============================================================================
     Net increase (decrease) in net assets             7,371,035   (3,071,230)
  ============================================================================

  Net assets:

   Beginning of year                                  44,762,929   47,834,159
  ============================================================================
   End of year (including undistributed net
     investment income of $358,215 and $118,278 for
     2003 and 2002, respectively)                    $52,133,964  $44,762,929
  ____________________________________________________________________________
  ============================================================================

Notes to Financial Statements
October 31, 2003

NOTE 1--Significant Accounting Policies

INVESCO International Blue Chip Value Fund (the "Fund") is a series portfolio of AIM International Funds, Inc. II (the "Company" formerly known as, INVESCO International Funds, Inc.). The company is a Maryland corporation registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of two separate portfolios. The Fund currently offers multiple classes of shares. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund.

  The Fund's investment objective is to seek total return. Companies are listed in the Schedule of Investments based on the country in which they are organized.

  The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A. Security Valuations -- Securities, including restricted securities, are valued according to the following policy. A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the closing bid price on that day. Each security traded in the over-the-counter market (but not securities reported on the NASDAQ National Market System) is valued on the basis of prices furnished by independent pricing services or market makers. Each security reported on the NASDAQ National Market System is valued at the NASDAQ Official Closing Price ("NOCP") as of the close of the customary trading session on the valuation date or absent a NOCP, at the closing bid price. Debt obligations (including convertible bonds) are valued on the basis of prices provided by an independent pricing service. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to special securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices. Securities for which market quotations are not readily available or are questionable are valued at fair value as determined in good faith by or under the supervision of the Company's officers in a manner specifically authorized by the Board of Directors of the Company. Market trends, movement in exchange traded funds and ADRs, and the bid/ask quotes of brokers and information providers may be reviewed in the course of making a good faith determination of a security's fair value. Short-term obligations having 60 days or less to maturity and commercial paper are valued at amortized cost which approximates market value. For purposes of determining net asset value per share, futures and option contracts generally will be valued 15 minutes after the close of the customary trading session of the New York Stock Exchange ("NYSE").

     Foreign securities are converted into U.S. dollar amounts using exchange rates as of the close of the NYSE. Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of the close of the respective markets. Occasionally, events affecting the values of such foreign securities may occur between the times at which the particular foreign market closes and the close of the customary trading session of the NYSE which would ordinarily not be reflected in the computation of the Fund's net asset value. If a development/event is so significant that there is a reasonably high degree of certainty as to both the effect and the degree of effect that the development/event has actually caused that closing price to no longer reflect actual value, the closing prices, as determined at the close of the applicable foreign market, may be adjusted to reflect the fair value of the affected foreign securities as of the close of the NYSE as determined in good faith by or under the supervision of the Board of Directors.

B. Repurchase Agreements -- Repurchase agreements held by the Fund are fully collateralized by securities issued by the U.S. Government, its agencies or instrumentalities and such collateral is in the possession of the Fund's custodian. The collateral is evaluated daily to ensure its market value exceeds the current market value of the repurchase agreements including accrued interest. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. If the seller of a repurchase agreement fails to repurchase the security in accordance with the terms of the agreement, the Fund might incur expenses in enforcing its rights, and could experience losses, including a decline in the value of the underlying security and loss of income.

C. Securities Transactions and Investment Income -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income is recorded on the ex-dividend date.

     The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

D. Distributions -- Distributions from income and net realized capital gain, if any, are generally paid annually and recorded on ex-dividend date.

E. Redemption Fees -- A 2% redemption fee is retained by the Fund to offset transaction costs and other expenses associated with short-term redemptions and exchanges. The fee, subject to certain exceptions, is imposed on certain redemptions or exchanges of shares held less than 90 days. The redemption fee is accounted for as an addition to paid-in-capital by the Fund and is allocated among the share classes based on the relative net assets of each class.

F. Federal Income Taxes -- The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements. Any capital loss carryforwards listed are reduced for limitations, if any, to the extent required by the Internal Revenue Code.

G. Foreign Currency Translations -- Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

H. Foreign Currency Contracts -- A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund may enter into a foreign currency contract to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. The Fund may also enter into a foreign currency contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of that security. The Fund could be exposed to risk if counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably.

I. Expenses -- Each Class bears expenses incurred specifically on its behalf and, in addition, each Class bears a portion of general expenses, based on the relative net assets of each Class.

NOTE 2--Advisory Fees and Other Transactions with Affiliates

The Company has entered into an investment advisory agreement with INVESCO Funds Group, Inc. ("IFG") to serve as the Fund's investment advisor. As compensation for its services to the Fund, IFG receives an investment advisory fee which is accrued daily at the applicable rate and paid monthly. The fee is based on the annual rate of the Fund's average net assets as follows:


     Average Net Assets                                                   Rate
 ------------------------------------------------------------------------------
 First $500 million                                                       0.75%
 ------------------------------------------------------------------------------
 From $500 million to $1 billion                                          0.65%
 ------------------------------------------------------------------------------
 From $1 billion to $2 billion                                            0.55%
 ------------------------------------------------------------------------------
 From $2 billion to $4 billion                                            0.45%
 ------------------------------------------------------------------------------
 From $4 billion to $6                                                    0.40%
 ------------------------------------------------------------------------------
 From $6 billion to $8 billion                                           0.375%
 ------------------------------------------------------------------------------
 Over $8 billion                                                          0.35%
 ------------------------------------------------------------------------------

A separate Sub-Advisory Agreement between IFG and INVESCO Global Asset Management (N.A.) ("IGAM"), an affiliate of IFG, provides that investment decisions of the Fund are made by IGAM. Fees for such sub-advisory services are paid by IFG.

  IFG has contractually agreed to waive advisory fees and/or reimburse expenses to the extent necessary to limit total annual operating expenses (excluding interest, taxes, brokerage commissions, extraordinary expenses and increases in expense offset arrangements excluding directed brokerage, if any) of Class A, Class B and Class C shares to 2.10%, 2.75% and 2.75%, respectively. Further, IFG has voluntarily agreed to waive advisory fees and/or reimburse expenses (excluding interest, taxes, brokerage commissions, extraordinary expenses and increases in expense offset arrangements excluding directed brokerage, if any) to the extent necessary to limit total annual operating expenses of Investor Class shares to 2.00%, respectively. Voluntary expense limitations may be modified or discontinued at any time without further notice to investors after April 30, 2004. During the year ended October 31, 2003 IFG reimbursed transfer agency expenses of $0, $1,085, $29,675 and $104,729 for Class A, Class B, Class C and Investor Class shares, respectively. During the year ended October 31, 2003, IFG reimbursed other class specific expenses of $0, $3,231, $0 and $0 for Class A, Class B, Class C and Investor Class shares, respectively. During the year ended October 31, 2003, IFG reimbursed expenses of the Fund of $1,595. IFG is entitled to reimbursement from a Fund share class that has had fees and expenses absorbed pursuant to these arrangements if such reimbursements do not cause a share class to exceed the then current expense limitations and the reimbursement is made within three years after IFG incurred the expense. At October 31, 2003, the reimbursement that may potentially be made by the Fund to IFG which will expire during the calendar year ended 2005 for Class A, Class B, Class C and Investor Class shares were $0, $0, $4,576 and $10,236, respectively and expiring during the calendar year ended 2006 for Class A, Class B, Class C and Investor Class shares were $0, $5,216, $29,082 and $93,019, respectively. During the year ended October 31, 2003, the Fund made no reimbursements to IFG.

  The Fund, pursuant to a master administrative services agreement with IFG has agreed to pay IFG for certain administrative costs incurred in providing accounting services to the Fund. For the year ended October 31, 2003, IFG was paid $30,799 for such services.

  The Fund, pursuant to a transfer agency and service agreement, has agreed to pay AIM Investment Services, Inc. ("AISI"), formerly known as AIM Fund Services, Inc., a fee for providing transfer agency and shareholder services to the Fund. For the period October 1, 2003 to October 31, 2003 that AISI was the transfer agent, AISI retained $0 for such services. Prior to October 1, 2003, the Company had a transfer agency and service agreement with IFG. IFG retained $282,992 for such services.

   The Company has entered into master distribution agreements with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the Class A, Class B, Class C and Investor Class shares of the Fund. The Company has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Class A, Class B, Class C and Investor Class shares (collectively the "Plans"). The Fund, pursuant to the Plans, pays AIM Distributors compensation at the annual rate of 0.35% of the Fund's average daily net assets of Class A shares, 1.00% of the average daily net assets of Class B and Class C and 0.25% of the Fund's average daily net assets of the Investor Class shares. Of these amounts, the Fund may pay a service fee of 0.25% of the average daily net assets of the Class A, Class B, or Class C shares to selected dealers and financial institutions who furnish continuing personal shareholder services to their customers who purchase and own the appropriate class of shares of the Fund. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. NASD Rules also impose a cap on the total sales charges, including asset-based sales charges that may be paid by any class of shares of the Fund. Pursuant to the Plans, for the period July 1, 2003 through October 31, 2003, the Class A, Class B, Class C and Investor Class shares paid $3,740, $1,542, $8,078 and $36,598, respectively, to AIM Distributors. Prior to July 1, 2003, INVESCO Distributors, Inc. ("IDI") served as the Fund's distributor in accordance with Rule 12b-1 of the 1940 Act under substantially identical terms as described for AIM Distributors above. For the period November 1, 2002 through June 30, 2003, the Class A, Class B, Class C and Investor Class shares paid IDI $5,828, $1,587, $13,322 and $65,986, respectively.

   Front-end sales commissions and contingent deferred sales charges ("CDSC") (collectively the "sales charges") are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. For the period July 1, 2003 through October 31, 2003, AIM Distributors retained $579 in front-end sales commissions from the sale of Class A shares and $7,252, $0 and $765 for Class A, Class B and Class C shares, respectively, for CDSC imposed upon redemptions by shareholders. For the period May 1, 2003 through June 30, 2003, IFG retained $668 in front-end sales commissions from the sale of Class A shares and $2,868, $250, and $718 from Class A, Class B and Class C shares, respectively, for CDSC imposed upon redemptions by shareholders.

   Certain of the Fund's officers and directors are also officers and directors of IFG, IDI, IGAM, AIM and/or AIM Distributors.

NOTE 3--Expense Offset Arrangements

For the year ended October 31, 2003, the Fund received reductions in custodian fees of $1,023 for temporarily uninvested cash or security brokerage transactions under an agreement with the Custodian.

NOTE 4--Directors' Fees

Directors' fees represent remuneration paid to each Director who is not an "interested person" of IFG. Directors have the option to defer compensation payable by the Company. The Directors deferring compensation have the option to select certain INVESCO Funds, in which all or part of their deferral accounts shall be deemed to be invested.

  Current Directors are eligible to participate in a retirement plan that provides for benefits to be paid upon retirement to Directors over a period of time based on the number of years of service. Certain former Directors also participate in a retirement plan and receive benefits under such plan.

NOTE 5--Portfolio Securities Loaned

The Fund has entered into a securities lending agreement with the custodian. Under the terms of the agreement, the Fund receives income, recorded monthly, after deduction of other amounts payable to the custodian or to the borrower from lending transactions. In exchange for such fees, the custodian is authorized to loan securities on behalf of the Fund, against receipt of collateral at least equal in value to the value of the securities loaned. Cash collateral is invested by the custodian in the INVESCO Treasurer's Series Money Market Reserve Fund. The Fund bears the risk of any deficiency in the amount of collateral available for return to a borrower due to a loss in an approved investment.

  At October 31, 2003, securities with an aggregate value of $957,253 were on loan to brokers. The loans were secured by cash collateral of $982,871 received by the Fund and subsequently invested in an affiliated money market fund. For the year ended October 31, 2003, the Fund received fees of $17,626 for securities lending.

NOTE 6--Borrowings

The Fund is party to an interfund lending agreement between the Fund and other INVESCO sponsored mutual funds, which permit it to borrow or lend cash, at rates beneficial to both the borrowing and lending funds. If the fund's outstanding borrowings from all sources are greater than 10% of its total assets, interfund loans to the fund are collateralized at 102% of the value of the loan; if the fund's outstanding borrowings from all sources are less than 10% of its total assets, interfund loans to the fund are unsecured. The Fund may borrow up to 10% of its total net assets for temporary or emergency purposes. During the year ended October 31, 2003, the amounts outstanding averaged $144,271 per day with a weighted average interest rate of 1.37% and incurred interest expense of $1,970.

  The Fund has available a committed Redemption Line of Credit Facility ("LOC"), from a consortium of national banks, to be used for temporary or emergency purposes to meet redemption needs. The LOC permits borrowings to a maximum of 10% of the net assets at value of the Fund. Each Fund agrees to pay annual fees and interest on the unpaid principal balance based on prevailing market rates as defined in the agreement. The funds which were party to the LOC were charged a commitment fee of 0.10% on the unused balance of the committed line. The Fund did not borrow under the LOC during the year ended October 31, 2003. The LOC expires December 3, 2003.

  Additionally the Fund is permitted to carry a negative or overdrawn balance in its account with the custodian bank. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (i) leave funds in the account so the custodian can be compensated by earning the additional interest; or (ii) compensate by paying the custodian bank. In either case, the custodian bank will be compensated an amount equal to the Federal Funds rate plus 100 basis points.

NOTE 7--Distributions to Shareholders and Tax Components of Net Assets

Distributions to Shareholders:

The tax character of distributions paid during the years ended October 31, 2003 and 2002 was as follows:


                                                  2003           2002
-----------------------------------------------------------------------
Distributions paid from ordinary income         $119,032         $--
-----------------------------------------------------------------------

Tax Components of Net Assets:

As of October 31, 2003, the components of net assets on a tax basis were as follows:

 Undistributed ordinary income                             $   439,881
 ---------------------------------------------------------------------
 Unrealized appreciation -- investments                        479,046
 ---------------------------------------------------------------------
 Temporary book/tax differences                                   (635)
 ---------------------------------------------------------------------
 Capital loss carryforward                                  (7,425,691)
 ---------------------------------------------------------------------
 Capital (par value and additional paid in)                 58,641,363
 =====================================================================
 Total net assets                                          $52,133,964
 _____________________________________________________________________
 =====================================================================

   The difference between book-basis and tax-basis unrealized appreciation is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund's unrealized appreciation difference is attributable to deferred losses on wash sales, mark to market of certain passive foreign investment securities and other items. The tax-basis unrealized appreciation on investments amount includes appreciation on foreign currencies of $5,303.

   The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund's temporary book/tax differences are the result of the deferral of director compensation and director retirement plan expenses.

   The Fund has a capital loss carryforward for tax purposes which expires as follows:

                                                        Capital Loss
           Expiration                                   Carryforward
 -------------------------------------------------------------------
 October 31, 2009                                         $3,768,945
 -------------------------------------------------------------------
 October 31, 2010                                          3,338,725
 -------------------------------------------------------------------
 October 31, 2011                                            318,021
 ===================================================================
 Total capital loss carryforward                          $7,425,691
 ___________________________________________________________________
 ===================================================================

NOTE 8--Investment Securities

The aggregate amount of investment securities (other than short-term securities and money market funds) purchased and sold by the Fund during the year ended October 31, 2003 was $22,589,825 and $24,408,962, respectively.


            Unrealized Appreciation (Depreciation) of
               Investment Securities on a Tax Basis
--------------------------------------------------------------------------
Aggregate unrealized appreciation of investment securities     $ 5,175,192
--------------------------------------------------------------------------
Aggregate unrealized (depreciation) of investment securities    (4,701,449)
==========================================================================
Net unrealized appreciation of investment securities           $   473,743
__________________________________________________________________________
==========================================================================

Cost of investments for tax purposes is $52,895,224.


NOTE 9--Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of foreign currency transactions, excise tax paid by the fund and passive foreign investment company reclassifications, on October 31, 2003, undistributed net investment income
(loss) was increased by $12,022, undistributed net realized gains (loss) decreased by $898 and paid in capital decreased by $11,124. This reclassification had no effect on net assets of the Fund.

NOTE 10--Capital Stock Information

The Fund currently consists of four different classes of shares: Class A shares, Class B shares, Class C shares and Investor Class shares. Class A shares are sold with a front-end sales charge. Class B shares and Class C shares are sold with CDSC. Investor Class shares are sold at net asset value. Under some circumstances, Class A shares are subject to CDSC. Generally, Class B shares will automatically convert to Class A shares eight years after the end of the calendar month of purchase.

                            Changes in Capital Stock Outstanding
--------------------------------------------------------------------------------------------
                                                     Year ended October 31,
                                     -------------------------------------------------------
                                                 2003                        2002
                                     -------------------------    --------------------------
                                        Shares        Amount        Shares        Amount
--------------------------------------------------------------------------------------------
Sold:
  Class A*                            11,803,712  $ 91,708,713     2,113,666  $ 15,202,267
--------------------------------------------------------------------------------------------
  Class B*                                94,870       745,286        26,062       207,861
--------------------------------------------------------------------------------------------
  Class C                              5,685,940    41,466,394     4,961,956    40,714,473
--------------------------------------------------------------------------------------------
  Investor Class                       2,285,934    17,798,452     6,990,083    58,150,538
============================================================================================
Issued as reinvestment of dividends:
  Class A*                                   735         6,423            --            --
--------------------------------------------------------------------------------------------
  Class B*                                   113           988            --            --
--------------------------------------------------------------------------------------------
  Investor Class                           9,937        87,741            --            --
============================================================================================
Reacquired:
  Class A*                           (11,974,236)  (93,606,691)   (1,711,140)  (12,396,273)
--------------------------------------------------------------------------------------------
  Class B*                               (40,820)     (326,822)      (14,568)     (108,262)
--------------------------------------------------------------------------------------------
  Class C                             (5,535,854)  (40,561,148)   (4,964,120)  (41,048,220)
--------------------------------------------------------------------------------------------
  Investor Class                      (2,506,238)  (19,191,624)   (7,163,885)  (58,556,618)
============================================================================================
                                        (175,907) $ (1,872,288)**    238,054  $  2,165,766**
____________________________________________________________________________________________
============================================================================================

*  Class A shares and Class B shares commenced sales on March 28, 2002.
** Amount is net of redemption fees of $6,853 and $102,883 for 2003 and 2002, respectively, based on the relative net assets of each class.

NOTE 11--Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

                                                                               Class A
                                                                   -------------------------------
                                                                                  March 28, 2002
                                                                                   (Date sales
                                                                   Year ended     commenced) to
                                                                   October 31,     October 31,
                                                                      2003             2002
--------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                 $ 7.31          $  8.96
--------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                                0.07(a)          0.01
--------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and unrealized)      1.39            (1.66)
==================================================================================================
    Total from investment operations                                   1.46            (1.65)
==================================================================================================
Less dividends from net investment income                             (0.03)              --
--------------------------------------------------------------------------------------------------
Redemption fees added to paid-in-capital                               0.00             0.00
--------------------------------------------------------------------------------------------------
Net asset value, end of period                                       $ 8.74          $  7.31
__________________________________________________________________________________________________
==================================================================================================
Total return(b)                                                      19.96%          (18.42)%
__________________________________________________________________________________________________
==================================================================================================
Ratios/supplemental data:

Net assets, end of period (000s omitted)                             $2,033          $ 2,944
__________________________________________________________________________________________________
==================================================================================================
Ratio of expenses to average net assets:                               1.87%(c)         1.48%(d)
==================================================================================================
Ratio of net investment income to average net assets                   0.91%(c)         0.47%(d)
__________________________________________________________________________________________________
==================================================================================================
Portfolio turnover rate(e)                                               51%              44%
__________________________________________________________________________________________________
==================================================================================================

 (a) Calculated using average shares outstanding.
 (b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America, does not include sales charges and is not annualized for periods less than one year.
 (c) Ratios are based on average daily net assets of $2,733,727.
 (d) Annualized.
 (e) Not annualized for periods less than one year.


                                                                              Class B
                                                                   --------------------------------
                                                                                  March 28, 2002
                                                                                   (Date sales
                                                                   Year ended     commenced) to
                                                                   October 31,     October 31,
                                                                      2003             2002
---------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                 $ 7.31          $  8.96
---------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                         0.00(a)         (0.01)(a)
---------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and unrealized)      1.43            (1.64)
===================================================================================================
    Total from investment operations                                   1.43            (1.65)
===================================================================================================
Less dividends from net investment income                             (0.02)              --
---------------------------------------------------------------------------------------------------
Redemption fees added to paid-in capital                               0.00             0.00
---------------------------------------------------------------------------------------------------
Net asset value, end of period                                       $ 8.72          $  7.31
___________________________________________________________________________________________________
===================================================================================================
Total return(b)                                                       19.50%          (18.42)%
___________________________________________________________________________________________________
===================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                             $  573          $    84
___________________________________________________________________________________________________
===================================================================================================
Ratio of expenses to average net assets:
  With expense reimbursements                                          2.75%(c)         2.60%(d)
===================================================================================================
  Without expense reimbursements                                       4.13%(c)         2.60%(d)
===================================================================================================
Ratio of net investment income (loss) to average net assets            0.03%(c)        (0.14)%(d)
___________________________________________________________________________________________________
===================================================================================================
Portfolio turnover rate(e)                                               51%              44%
___________________________________________________________________________________________________
===================================================================================================

(a) Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America, does not include sales charges and is not annualized for periods less than one year.
(c) Ratios are based on average daily net assets of $312,904.
(d) Annualized.
(e) Not annualized for periods less than one year.

                                                                                         Class C
                                                                   ---------------------------------------------------
                                                                                                    February 14, 2000
                                                                                                      (Date sales
                                                                        Year ended October 31,        commenced) to
                                                                   ------------------------------      October 31,
                                                                       2003       2002      2001          2000
----------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                 $ 7.16      $  8.06   $ 11.14        $12.06
----------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                         0.00(a)     (0.02)    (0.02)        (0.04)(a)
----------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and unrealized)      1.37        (0.88)    (2.12)        (0.88)
======================================================================================================================
    Total from investment operations                                   1.37        (0.90)    (2.14)        (0.92)
======================================================================================================================
Less distributions:
  Dividends from net investment income                                   --            --     (0.00)           --
----------------------------------------------------------------------------------------------------------------------
  Distributions from net realized gains                                  --            --     (0.94)           --
----------------------------------------------------------------------------------------------------------------------
    Total distributions                                                  --            --     (0.94)           --
======================================================================================================================
Redemption fees added to paid-in-capital                               0.00          0.00      0.00          0.00
----------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                       $ 8.53       $  7.16   $  8.06        $11.14
______________________________________________________________________________________________________________________
======================================================================================================================
Total return(b)                                                       19.13%       (11.17)%  (20.75)%       (7.63)%
______________________________________________________________________________________________________________________
======================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                             $2,608       $ 1,115   $ 1,272        $1,082
______________________________________________________________________________________________________________________
======================================================================================================================
Ratio of expenses to average net assets:
  With expense reimbursements                                          2.75%(c)      2.75%     2.76%         2.47%(d)
======================================================================================================================
  Without expense reimbursements                                       4.14%(c)      3.52%     3.02%         2.47%(d)
======================================================================================================================
Ratio of net investment income (loss) to average net assets            0.03%(c)     (0.43)%   (0.62)%       (0.56)%(d)
______________________________________________________________________________________________________________________
======================================================================================================================
Portfolio turnover rate(e)                                               51%           44%       54%           59%
______________________________________________________________________________________________________________________
======================================================================================================================

(a) Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America, does not include sales charges and is not annualized for periods less than one year.
(c) Ratios are based on average daily net assets of $2,140,005.
(d) Annualized.
(e) Not annualized for periods less than one year.


                                                                                      Investor Class
                                                                   ----------------------------------------------------
                                                                                  Year ended October 31,
                                                                   ----------------------------------------------------
                                                                       2003        2002      2001      2000      1999
-----------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                $  7.35      $   8.17   $ 11.16   $ 11.23   $ 10.02
-----------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                         0.06(a)       0.05      0.03     (0.01)     0.02
-----------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and unrealized)      1.44         (0.87)    (2.07)     0.27      1.21
=======================================================================================================================
    Total from investment operations                                   1.50         (0.82)    (2.04)     0.26      1.23
=======================================================================================================================
Less distributions:
  Dividends from net investment income                                (0.02)           --     (0.01)    (0.05)    (0.02)
-----------------------------------------------------------------------------------------------------------------------
  Distributions from net realized gains                                  --            --     (0.94)    (0.28)    (0.00)
=======================================================================================================================
    Total distributions                                               (0.02)           --     (0.95)    (0.33)    (0.02)
=======================================================================================================================
Redemption fees added to paid-in-capital                               0.00          0.00      0.00      0.00      0.00
-----------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                      $  8.83       $  7.35   $  8.17   $ 11.16   $ 11.23
_______________________________________________________________________________________________________________________
=======================================================================================================================
Total return(b)                                                       20.42%       (10.04)%  (19.74)%    2.66%    11.77%
_______________________________________________________________________________________________________________________
=======================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                            $46,920       $40,620   $46,562   $61,708   $51,710
_______________________________________________________________________________________________________________________
=======================================================================================================================
Ratio of expenses to average net assets:
=======================================================================================================================
  With expense reimbursements                                          2.00%(c)      1.99%     1.89%     2.04%     2.09%
=======================================================================================================================
  Without expense reimbursements                                       2.26%(c)      1.99%     1.89%     2.04%     2.56%
=======================================================================================================================
Ratio of net investment income (loss) to average net assets            0.78%(c)      0.42%     0.12%    (0.37)%    0.30%
_______________________________________________________________________________________________________________________
=======================================================================================================================
Portfolio turnover rate                                                  51%           44%       54%       59%      112%
_______________________________________________________________________________________________________________________
=======================================================================================================================

(a) Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America.
(c) Ratios are based on average daily net assets of $41,033,718.

NOTE 12--Subsequent Event

On November 24, 2003, AIM International Core Equity Fund ("Selling Fund") transferred substantially all of its assets to the Fund in exchange for shares of the Selling Fund in a tax-free reorganization.

   The results of the reorganization are as follows: The acquisition was accomplished by a tax-free exchange of 11,874,981 shares of the Fund for 7,980,438 shares of AIM International Core Equity Fund outstanding as of the open of business on November 24, 2003. AIM International Core Equity Fund's net assets at that date of $105,070,918 including $15,892,959 of unrealized appreciation, were combined with those of the Fund. The aggregate net assets of the Fund immediately before the acquisition were $59,505,921. Included in net assets of the acquired fund is undistributed net investment income (loss) of $(284,360) and undistributed net realized gain (loss) of $(11,571,041) for AIM International Core Equity Fund.

   On November 25, 2003, the following became effective pursuant to shareholder approval on October 28, 2003:

   . A new investment advisory agreement became effective between the Company and A I M Advisors, Inc. ("AIM"), under which AIM will serve as the investment advisor for the Fund, and a new sub-advisory agreement became effective between AIM and IGAM, under which IGAM will serve as the sub-advisor for the Fund.

   . An Agreement and Plan of Reorganization that provides for the redomestication of the Fund as a series portfolio of a newly formed Delaware Trust.

   Your Fund's investment advisor, A I M Advisors, Inc. ("AIM") is an indirect wholly owned subsidiary of AMVESCAP PLC ("AMVESCAP"). Another indirect wholly owned subsidiary of AMVESCAP, INVESCO Funds Group, Inc. ("INVESCO"), was, until recently, the investment advisor to the INVESCO Funds.

   On December 2, 2003, each of the Securities and Exchange Commission ("SEC") and the Office of the Attorney General of the State of New York ("NYAG") filed civil proceedings against INVESCO and Raymond R. Cunningham, in his capacity as the Chief Executive Officer of INVESCO. Mr. Cunningham currently holds the positions of Chief Operating Officer and Senior Vice President of A I M Management Group, Inc., the parent company of AIM, and he also holds the position of Senior Vice President with AIM. In addition, on December 2, 2003, the State of Colorado filed civil proceedings against INVESCO. Neither your Fund nor any of the funds in the AIM Family of Funds/Registered Trademark/, which includes the INVESCO Funds (the "Funds") has been named as a defendant in any of these proceedings.

   The SEC proceeding alleges that INVESCO failed to disclose in the INVESCO Funds' prospectuses and to the INVESCO Funds' independent directors that INVESCO had entered into certain arrangements permitting market timing of the INVESCO Funds. The SEC is seeking injunctions, including permanent injunctions from serving as an investment advisor, officer or director of an investment company; an accounting of all market timing as well as certain fees and compensation received; disgorgement; civil monetary penalties; and other relief.

   The NYAG proceeding is also based on the circumstances described above. The NYAG is seeking injunctions, including permanent injunctions from directly or indirectly selling or distributing shares of mutual funds; disgorgement of all profits obtained, including fees collected, and payment of all restitution and damages caused, directly or indirectly from the alleged illegal activities; civil monetary penalties; and other relief.

   The Colorado proceeding is also based on the circumstances described above. The State of Colorado is seeking injunctions; restitution, disgorgement and other equitable relief; civil monetary penalties; and other relief.

   If INVESCO is unsuccessful in its defense of these proceedings, it could be barred from serving as an investment advisor for any investment company registered under the Investment Company Act of 1940, as amended (a "registered investment company"). Similarly, if Mr. Cunningham is unsuccessful in his defense of these proceedings, he could be barred from serving as an officer or director of any registered investment company. Such results could also affect the ability of AIM, or any other investment advisor directly or indirectly owned by AMVESCAP, from serving as an investment advisor to any registered investment company, including your Fund. Your Fund has been informed by AIM that, if either of these results occurs, AIM will seek exemptive relief from the SEC to permit it to continue to serve as your Fund's investment advisor. There can be no assurance that such exemptive relief will be granted.

   AIM has received inquiries from the SEC, the NASD, Inc., the NYAG and the Secretary of the Commonwealth of Massachusetts with respect to market timing, late trading, fair value pricing and other similar issues and AIM has been providing full cooperation with respect to these inquiries.

   In addition to the complaints described above, multiple lawsuits, including purported class action and shareholder derivative suits, have been filed against certain Funds, INVESCO, AIM, AMVESCAP and certain related parties, primarily based upon the allegations in the complaints described above, but also regarding the funds' fair valuation pricing methodology. Such lawsuits allege a variety of theories for recovery including, but not limited to: (i) violation of various provisions of the Federal securities laws; (ii) breach of fiduciary duty; and
(iii) breach of contract. The lawsuits have been filed in both Federal and state courts and seek such remedies as compensatory damages; restitution; rescission; accounting for wrongfully gotten gains, profits and compensation; injunctive relief; disgorgement; equitable relief; interest and the payment of attorneys' and experts' fees. Additional lawsuits arising out of these circumstances and presenting similar allegations and requests for relief may be filed against the Funds, INVESCO, AIM, AMVESCAP and related parties in the future.

   As a result of these developments, investors in the Funds might react by redeeming their investments. This might require the Funds to sell investments to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the Funds.

   At the present time, management of AIM and the Fund is unable to estimate the impact, if any, that the outcome of these matters described above may have on the Fund or AIM's financial condition.